  As filed with the Securities and Exchange Commission on June 28, 2001.

                                             1933 Act Registration No. 333-14729
                                             1940 Act Registration No. 811-07755
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A




        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
                     Pre-Effective Amendment No.                  [_]
                Post-Effective Amendment No. 7                    [X]

                                     and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]
                         Amendment No. 7                                [X]

                        (Check appropriate box or boxes)

                    Nuveen Flagship Multistate Trust II

               (Exact name of Registrant as Specified in Charter)

                    (Address of Principal Executive Office)
                            333 West Wacker Drive,
                               Chicago, Illinois
                                  (Zip Code)
                                    60606


       Registrant's Telephone Number, including Area Code: (312) 917-7700

            Gifford R. Zimmerman, Esq.--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                                Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box):

[X]
  Immediately upon filing pursu-        [_]on (date) pursuant to paragraph
  ant to paragraph (b)                  [_](a)(1)
                                           75 days after filing pursuant to
                                        [_]paragraph (a)(2)
                                           on (date) pursuant to paragraph
                                           (a)(2) of Rule 485.
[_]
  60 days after filing pursuant
  to paragraph (a)(1)

If appropriate, check the following box:

[_]
  This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-14729

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07755

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Part A-Prospectus For:


                   Nuveen California Municipal Bond Fund

                   Nuveen California Insured Municipal Bond Fund

                 Prospectus For:


                   Nuveen Connecticut Municipal Bond Fund

                   Nuveen New Jersey Municipal Bond Fund

                   Nuveen New York Municipal Bond Fund

                   Nuveen New York Insured Municipal Bond Fund

                 Prospectus For:


                   Nuveen Massachusetts Municipal Bond Fund

                   Nuveen Massachusetts Insured Municipal Bond Fund

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)


                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                                                              N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------
Municipal Bond Funds
                                                --------------------------------
                                                PROSPECTUS JUNE 28, 2001
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

               [PHOTOS APPEAR HERE]

                              California
                              California Insured


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[BLOCKS]      Investment
              Strategy


[CAUTION]     Risks


[DOLLAR SIGN] Fee, Charges
              and Expenses


[SCROLL]      Shareholder
              Instructions


[CHART]       Performance and
              Current Portfolio
              Information


                               Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction..................................................................................   1
Nuveen California Municipal Bond Fund.........................................................   2
Nuveen California Insured Municipal Bond Fund.................................................   4

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds.........................................................................   6
What Securities We Invest In..................................................................   7
How We Select Investments.....................................................................   9
What the Risks Are............................................................................   9
How We Manage Risk............................................................................  10

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer...................................................................  11
How to Reduce Your Sales Charge...............................................................  12
How to Buy Shares.............................................................................  13
Systematic Investing..........................................................................  13
Systematic Withdrawal.........................................................................  14
Special Services..............................................................................  15
How to Sell Shares............................................................................  16

Section 4  General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes............................................................  18
Distribution and Service Plans................................................................  19
Net Asset Value...............................................................................  20
Fund Service Providers........................................................................  20

Section 5  Financial Highlights

This section provides the funds' financial performance for the past five years................  21
Appendix   Additional State Information.......................................................  23

                                                              June 28, 2001


Section 1 The Funds

             Nuveen California Municipal Bond Fund
             Nuveen California Insured Municipal Bond Fund

                 INTRODUCTION

                 This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.





 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
                                                             Section 1 The Funds

[Logo] Nuveen California Municipal Bond Fund


Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns

1991    1992    1993    1994    1995    1996    1997    1998    1999   2000
---------------------------------------------------------------------------
10.8    9.0     11.1    -7.0    17.5    4.7     8.4     5.6     -3.2    9.5

During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 7.09% and -6.03%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                              Average Annual Total Returns
                                                 for the Periods Ending
                                                   December 31, 2000
                                           ..................................
Class                                      1 Year              5 Year             10 Year
-----------------------------------------------------------------------------------------
Class A (Offer)                              4.88%             3.99%               5.95%
Class B                                      4.61%             3.94%               5.84%
Class C                                      8.80%             4.27%               5.72%
Class R                                      9.72%             5.11%               6.68%
-----------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/         11.68%             5.84%               7.32%
Lipper Peer Group/3/                        12.96%             5.46%               6.89%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                                    A     B     C    R
--------------------------------------------------------------------------------
Management Fees                               .54%  .54%  .54% .54%
 ................................................................................
12b-1 Distribution and Service Fees           .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                .14%  .14%  .14% .14%
 ................................................................................
Total Annual Fund Operating Expenses--Gross+  .88% 1.63% 1.43% .68%

 ................................................................................

 +After Expense
 Reimbursements
 .............................

  Expense
  Reimbursements   (.01%) (.01%) (.01%) (.01%)
 .............................
  Total Annual
  Fund Operating
  Expenses--Net     .87%  1.62%  1.42%   .67%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  506 $  561 $  146 $ 69 $  506 $  166 $  146 $ 69
 ................................................................................
3 Years   $  689 $  833 $  452 $218 $  689 $  514 $  452 $218
 ................................................................................
5 Years   $  887 $1,001 $  782 $379 $  887 $  887 $  782 $379
 ................................................................................
10 Years  $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847

 ................................................................................

 1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was -.11%.


How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       20.44 years
 ................................................................................
Average Duration                        7.15
 ................................................................................
Weighted Average Credit Quality           A-
 ................................................................................
Number of Issues                          74

 ................................................................................

Credit Quality



AAA/U.S. Guaranteed                      23%
 ................................................................................
AA                                       11%
 ................................................................................
A                                        15%
 ................................................................................
BBB                                      19%

 ................................................................................

NR                                       32%

 ................................................................................

Sector Diversification (Top 5)



                           [Pie Chart appears here]

                         Tax Obligation/Limited    24%
                         Other                     28%
                         Healthcare                13%
                         Transportation            10%
                         Utilities                 13%
                         Housing/Multi-family      12%


 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3. Peer Group returns reflect the performance of the Lipper California Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper California Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                             Section 1 The Funds

     Nuveen California Insured Municipal Bond Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns

                             [Graph appears here]

 1991    1992    1993    1994    1995    1996    1997    1998    1999  2000
 ----    ----    ----    ----    ----    ----    ----    ----    ----  ----

 11.2     9.1    12.0    -7.0    18.8     4.0     7.9     5.4    -3.9  12.9

During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 7.93% and -6.51%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                           Average Annual Total Returns for
                                            the Periods Ending December 31,
                                                         2000
                                           .................................
Class                                      1 Year             5 Year             10 Year
----------------------------------------------------------------------------------------
Class A (Offer)                             8.11%             4.21%               6.32%
Class B                                     8.04%             4.17%               6.16%
Class C                                    12.22%             4.52%               6.02%
Class R                                    13.00%             5.31%               7.00%
----------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/        11.68%             5.84%               7.32%
Lipper Peer Group/3/                       13.24%             5.19%               7.19%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.




Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                    A     B     C    R
--------------------------------------------------------------------------------
Management Fees                               .54%  .54%  .54% .54%
 ................................................................................
12b-1 Distribution and Service Fees           .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                .14%  .14%  .14% .14%
 ................................................................................
Total Annual Fund Operating Expenses--Gross+  .88% 1.63% 1.43% .68%

 ................................................................................

 +After Expense
 Reimbursements
 .............................

  Expense
  Reimbursements   (.01%) (.01%) (.01%) (.01%)
 .............................
  Total Annual
  Fund
  Operating
  Expenses--Net     .87%  1.62%  1.42%   .67%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  506 $  561 $  146 $ 69 $  506 $  166 $  146 $ 69
 ................................................................................
3 Years   $  689 $  833 $  452 $218 $  689 $  514 $  452 $218
 ................................................................................
5 Years   $  887 $1,001 $  782 $379 $  887 $  887 $  782 $379
 ................................................................................
10 Years  $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847

 ................................................................................

 1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 1.12%.


How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       22.13 years
 ................................................................................
Average Duration                        8.43
 ................................................................................
Weighted Average Credit Quality          AAA
 ................................................................................
Number of Issues                          60

 ................................................................................

Credit Quality



Insured                                  87%
 ................................................................................
Insured and U.S. Guaranteed               8%
 ................................................................................
U.S. Guaranteed                           5%

 ................................................................................

Sector Diversification (Top 5)


   [PIE CHART APPEARS HERE]

Tax Obligation/Limited      29%
Other                       22%
Housing/Multi-family         9%
Tax Obligation/General      19%
U.S. Guaranteed             13%
Healthcare                   8%

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3. Peer Group returns represent the average annualized returns of the funds in the Lipper California Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                             Section 1 The Funds

Section 2 How We Manage Your Money

                 To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                 WHO MANAGES THE FUNDS


                 Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.



                 The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


                 Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                 William M. Fitzgerald has been the portfolio manager for the California Fund since July 1998. Mr. Fitzgerald has been a portfolio manager for Nuveen Advisory since 1990, and currently manages investments for twelve Nuveen-sponsored investment companies.


                 Steven J. Krupa has been the portfolio manager for the California Insured Fund since March 2001. Mr. Krupa has been a Vice President of Nuveen Advisory since 1990, and currently manages investments for nine Nuveen-sponsored investment companies.


                 For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

              Nuveen California Municipal Bond Fund          .54%
                 ..............................................................
              Nuveen California Insured Municipal Bond Fund  .54%

                 ..............................................................
Section 2 How We Manage Your Money

                 WHAT SECURITIES WE INVEST IN


                 Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                 Municipal Bonds


                 The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.


                 California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                 The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                 The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.


                 In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                 Quality Municipal Bonds

                 The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal
                                              Section 2 How We Manage Your Money
                 bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                 Portfolio Maturity

                 Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                 Insurance

                 The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                 Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.


                 The California Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                 Short-Term Investments

                 Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk-- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                 Forwards and Delayed-Delivery Settlement




                 Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a

Section 2 How We Manage Your Money

                 "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


                 Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                 HOW WE SELECT INVESTMENTS


                 Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.


                 Portfolio Turnover

                 Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                 WHAT THE RISKS ARE


                 Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.


                 Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                 Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                                              Section 2 How We Manage Your Money

                 Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                 State concentration risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."


                 Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                 HOW WE MANAGE RISK

                 In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.



                 Investment Limitations

                 The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                  . 25% in any one industry such as electric utilities or
                    health care.

                  . 10% in borrowings (33% if used to meet redemptions).

                  . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).


                 Hedging and Other Defensive Investment Strategies

                 Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                 Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.
Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                 We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

                 WHAT SHARE CLASSES WE OFFER


                 Class A Shares

                 You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:



                                                                                    Authorized Dealer
                                       Sales Charge as % of  Sales Charge as % of  Commission as % of
               Amount of Purchase      Public Offering Price Net Amount Invested  Public Offering Price

               Less than $50,000               4.20%                4.38%               3.70%
                 ..............................................................
               $50,000 but less than
               $100,000                        4.00%                4.18%               3.50%
                 ..............................................................
               $100,000 but less than
               $250,000                        3.50%                3.63%               3.00%
                 ..............................................................
               $250,000 but less than
               $500,000                        2.50%                2.56%               2.00%
                 ..............................................................
               $500,000 but less than
               $1,000,000                      2.00%                2.04%               1.50%
                 ..............................................................
               $1,000,000 and over             --/1/                --                  1.00%/1/

                 ..............................................................

                 /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                 Class B Shares

                 You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                       Section 3 How You Can Buy and Sell Shares

                 Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase    0-1   1-2   2-3   3-4   4-5   5-6   Over 6

               CDSC                    5%    4%    4%    3%    2%    1%     None

                 ..............................................................

                 Class C Shares

                 You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                 Class R Shares

                 You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

                 HOW TO REDUCE YOUR SALES CHARGE


                 We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                 Class A                   Class A
                 Sales Charge              Sales Charge                Class R
                 Reductions                Waivers                     Eligibility
                 . Rights of accumulation  . Nuveen Defined Portfolio  . Certain employees and
                 . Letter of intent          or Exchange-Traded          directors of Nuveen or
                 . Group purchase            Fund reinvestment           employees of authorized
                                           . Certain employees and       dealers
                                             directors of Nuveen or    . Bank trust departments
                                             employees of authorized
                                             dealers
                                           . Bank trust departments



                 In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3 How You Can Buy and Sell Shares

                 HOW TO BUY SHARES


                 Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                 Through a Financial Advisor

                 You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                 By Mail

                 You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.


                 Investment Minimums

                 The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                 SYSTEMATIC INVESTING

                 Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.



                 From Your Bank Account

                 You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                 From Your Paycheck

                 With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.
                                       Section 3 How You Can Buy and Sell Shares

                 Systematic Exchanging


                 You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.



                 The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                 [Chart showing effect of systematic investing and dividend reinvestment]


                 One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.




                 SYSTEMATIC WITHDRAWAL

                 If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.



                 You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3 How You Can Buy and Sell Shares

                 SPECIAL SERVICES


                 To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


                 Exchanging Shares

                 You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                 The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                 The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                 Fund Direct(SM)

                 The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                 Reinstatement Privilege

                 If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                       Section 3 How You Can Buy and Sell Shares

                 HOW TO SELL SHARES



                 You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.




                 Through Your Financial Advisor




                 You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.



                 By Telephone


                 If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                 By Mail

                 You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:


                  . The fund's name;

                  . Your name and account number;

                  . The dollar or share amount you wish to redeem;

                  . The signature of each owner exactly as it appears on the account;

                  . The name of the person to whom you want your redemption
                    proceeds paid (if other than to the shareholder of record);

                  . The address where you want your redemption proceeds sent
                    (if other than the address of record);

                  . Any certificates you have for the shares; and

                  . Any required signature guarantees.

                 [CAUTION]


                 An Important Note About Telephone Transactions


                 Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.



                Section 3 How You Can Buy and Sell Shares

                 We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                 Redemptions In-Kind

                 The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                 [CAUTION]

                 An Important Note About Involuntary Redemption

                 From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3 How You Can Buy and Sell Shares

Section 4 General Information

                 To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                 DIVIDENDS, DISTRIBUTIONS AND TAXES

                 The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.


                 Payment and Reinvestment Options

                 The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at
                 (800) 257-8787.




                 Taxes and Tax Reporting

                 Because the funds invest in municipal bonds from California, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).


                 Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.


                 Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.


                 If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

Section 4 General Information

                 Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 30.5%.


                 Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                 Buying or Selling Shares Close to a Record Date

                 Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.


                 Taxable Equivalent Yields

                 The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                 Taxable Equivalent of Tax-Free Yields



                                To Equal a Tax-Free Yield of:
                 ..............................................................
                                4.00%       4.50%       5.00%       5.50%       6.00%
               Tax Bracket:     A Taxable Investment Would Need to Yield:
                 --------------------------------------------------------------------
               27.5%            5.52%       6.21%       6.90%       7.59%       8.28%
                 ..............................................................
               30.5%            5.76%       6.47%       7.19%       7.91%       8.63%
                 ..............................................................
               35.5%            6.20%       6.98%       7.75%       8.53%       9.30%
                 ..............................................................
               39.1%            6.57%       7.39%       8.21%       9.03%       9.85%

                 ..............................................................

                 The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

                 DISTRIBUTION AND SERVICE PLANS


                 Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)



                 Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers,
                                                   Section 4 General Information
                 including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                 NET ASSET VALUE

                 The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.




                 In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

                 FUND SERVICE PROVIDERS

                 The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Section 4 General Information

  Section 5 Financial Highlights

                    The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen California Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  --------------------------
                                             Net
                                       Realized/
                                      Unrealized                                     Ending
                 Beginning        Net Investment                Net                     Net
Year Ended       Net Asset Investment       Gain         Investment  Capital          Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains  Total   Value Return(a)
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $10.01       $.57      $ .41  $ .98       $(.57)   $  --  $(.57) $10.42      9.99%
 2000                10.89        .55       (.89)  (.34)       (.54)      --   (.54)  10.01     (3.12)
 1999                10.91        .54        .03    .57        (.54)    (.05)  (.59)  10.89      5.28
 1998                10.58        .55        .37    .92        (.55)    (.04)  (.59)  10.91      8.87
 1997                10.58        .55       (.01)   .54        (.54)      --   (.54)  10.58      5.29
Class B (3/97)
 2001                10.00        .49        .41    .90        (.49)      --   (.49)  10.41      9.23
 2000                10.89        .47       (.89)  (.42)       (.47)      --   (.47)  10.00     (3.93)
 1999                10.92        .47        .01    .48        (.46)    (.05)  (.51)  10.89      4.44
 1998(c)             10.56        .46        .41    .87        (.47)    (.04)  (.51)  10.92      8.39
Class C (9/94)
 2001                10.01        .51        .41    .92        (.51)      --   (.51)  10.42      9.42
 2000                10.90        .50       (.90)  (.40)       (.49)      --   (.49)  10.01     (3.74)
 1999                10.92        .49        .02    .51        (.48)    (.05)  (.53)  10.90      4.70
 1998                10.58        .49        .38    .87        (.49)    (.04)  (.53)  10.92      8.36
 1997                10.58        .47       (.01)   .46        (.46)      --   (.46)  10.58      4.53
Class R (7/86)
 2001                10.02        .59        .41   1.00        (.59)      --   (.59)  10.43     10.23
 2000                10.91        .57       (.89)  (.32)       (.57)      --   (.57)  10.02     (2.98)
 1999                10.93        .56        .03    .59        (.56)    (.05)  (.61)  10.91      5.50
 1998                10.61        .57        .36    .93        (.57)    (.04)  (.61)  10.93      8.99
 1997                10.60        .57        .01    .58        (.57)      --   (.57)  10.61      5.67
------------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001              $ 52,540        .88%       5.52%        39%
 2000                48,560        .86        5.32         31
 1999                36,568        .90        4.97         34
 1998                29,125        .90        5.11         45
 1997                20,571        .94        5.16         74
Class B (3/97)
 2001                14,825       1.63        4.77         39
 2000                10,318       1.61        4.56         31
 1999                 7,353       1.65        4.23         34
 1998(c)              2,324       1.66*       4.31*        45
Class C (9/94)
 2001                14,077       1.43        4.97         39
 2000                15,132       1.41        4.75         31
 1999                10,353       1.45        4.43         34
 1998                 4,061       1.45        4.56         45
 1997                 1,003       1.67        4.44         74
Class R (7/86)
 2001               187,532        .68        5.72         39
 2000               188,512        .66        5.47         31
 1999               220,109        .71        5.16         34
 1998               216,309        .70        5.31         45
 1997               214,253        .70        5.41         74
------------------------------------------------------------------------------------------------------


 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are .87%, 1.62%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 5.53%, 4.78%, 4.98% and 5.73% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.
                                                  Section 5 Financial Highlights

Nuveen California Insured Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  ----------------------------
                                             Net
                                       Realized/
                                      Unrealized                                       Ending
                 Beginning        Net Investment                Net                       Net
Year Ended       Net Asset Investment       Gain         Investment  Capital            Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains    Total   Value Return(a)
--------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $10.19       $.52      $ .67  $1.19       $(.53)   $  --    $(.53) $10.85     11.98%
 2000                11.10        .53       (.92)  (.39)       (.52)      --     (.52)  10.19     (3.52)
 1999                11.06        .52        .06    .58        (.53)    (.01)**  (.54)  11.10      5.31
 1998                10.70        .54        .36    .90        (.54)      --     (.54)  11.06      8.66
 1997                10.76        .55       (.08)   .47        (.53)      --     (.53)  10.70      4.57
Class B (3/97)
 2001                10.20        .45        .66   1.11        (.45)      --     (.45)  10.86     11.14
 2000                11.11        .45       (.92)  (.47)       (.44)      --     (.44)  10.20     (4.26)
 1999                11.06        .44        .06    .50        (.44)    (.01)**  (.45)  11.11      4.61
 1998(c)             10.67        .45        .40    .85        (.46)      --     (.46)  11.06      8.13
Class C (9/94)
 2001                10.13        .46        .66   1.12        (.47)      --     (.47)  10.78     11.32
 2000                11.03        .47       (.91)  (.44)       (.46)      --     (.46)  10.13     (4.03)
 1999                10.98        .46        .06    .52        (.46)    (.01)**  (.47)  11.03      4.81
 1998                10.63        .47        .35    .82        (.47)      --     (.47)  10.98      7.96
 1997                10.67        .46       (.05)   .41        (.45)      --     (.45)  10.63      3.99
Class R (7/86)
 2001                10.18        .54        .67   1.21        (.55)      --     (.55)  10.84     12.18
 2000                11.08        .55       (.91)  (.36)       (.54)      --     (.54)  10.18     (3.27)
 1999                11.04        .54        .06    .60        (.55)    (.01)**  (.56)  11.08      5.49
 1998                10.68        .56        .36    .92        (.56)      --     (.56)  11.04      8.86
 1997                10.74        .56       (.07)   .49        (.55)      --     (.55)  10.68      4.81
--------------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
--------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001              $ 63,775        .88%       4.97%        16%
 2000                52,014        .88        5.02         44
 1999                47,300        .93        4.72         25
 1998                36,203        .90        4.93         26
 1997                27,598        .94        5.05         51
Class B (3/97)
 2001                13,487       1.63        4.22         16
 2000                10,909       1.64        4.27         44
 1999                 8,825       1.68        3.96         25
 1998(c)              2,967       1.66*       4.16*        26
Class C (9/94)
 2001                 7,489       1.43        4.42         16
 2000                 6,552       1.43        4.45         44
 1999                 6,994       1.48        4.17         25
 1998                 3,226       1.45        4.37         26
 1997                 1,719       1.67        4.32         51
Class R (7/86)
 2001               162,081        .68        5.18         16
 2000               158,816        .68        5.20         44
 1999               185,428        .74        4.92         25
 1998               191,554        .70        5.14         26
 1997               195,553        .69        5.30         51
--------------------------------------------------------------------------------------------------------


 * Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are .87%, 1.62%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 4.98%, 4.23%, 4.43% and 5.18% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.
Section 5 Financial Highlights

                 APPENDIX ADDITIONAL STATE INFORMATION


                 Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


                 California



                 California's economy, the largest in the nation, continues its steady growth following the recession of the early 1990's. Despite the slowdown of the national economy in recent months, California's growth rate has continued to outpace the nation. The State accounted for approximately two-thirds of the nation's total job growth for the one-year period ending April 2001. Perhaps in part because of this growth, the State's unemployment rate improved relative to last year (4.7% in April 2001 versus 4.9% in April 2000), but it remains above the national rate, which was 4.5% in April 2001. California's per capita income in 2000 was $32,275, which represents a 10.3% increase over 1999 levels, the second highest increase of any state in the nation.


                 The California economy has shown its resiliency in recent months during a period in which the State continues to address two major economic concerns. First, a slowdown in the technology sector has resulted in layoffs, increasing commercial vacancy rates, and a decline in earnings and stock prices of technology companies. All of these factors could impact the State's revenue collections, and therefore, the State is currently reviewing its budgets.


                 The other major economic concern is California's on-going energy crisis. Laws which deregulated California's electric market in 1997, required investor-owned utilities (IOUs) to sell the majority of their power generation plants and to purchase electricity daily on the State's newly-created power exchange. The deregulation legislation also froze retail electric rates charged by the IOUs through 2002 or until the utilities stranded costs were paid off. Beginning in June 2000, prices of wholesale power costs began to soar as power demand outstripped available power supply. Because of the legislated price constraints, the State's two largest IOUs, Pacific Gas & Electric (PG&E) and Southern California Edison were prevented from passing their higher costs onto their California retail customers. The inequity in costs and revenues led to significant financial losses for both IOUs and caused PG&E to seek Chapter 11 bankruptcy protection in April 2001.


                 In an effort to aid the IOUs, the State began purchasing electric power in the open market on behalf of the utilities in January 2001. Through May 2001, State power purchases have exceeded $6 billion. The purchases, made by using money from the State's General Fund, have significantly reduced the State's financial reserves, which has placed pressure on the State's credit ratings and bond prices. The State has been pursuing solutions to the power crisis. Although the process has been slow, the State has made some progress

                                                                        Appendix
                 recently. The State has approved rate hikes that will be implemented beginning in June 2001. In addition, the State has passed a $13.4 billion bond issue that will be used to reimburse the State for its power purchases and to fund future power purchases in the open market.


                 Demand for electricity in California is expected to continue to increase due to the State's steady population growth, as well as the State's additional technology and telecommunications infrastructure needs. Because no new power plants have been brought online, the imbalance between supply and demand is expected to continue. As a result, the power crisis will likely remain an important concern in the near-term.


                 Citing the uncertain outcome of the State's power crisis and the impact of the crisis on California's financial position, Standard & Poor's downgraded its rating on the State's general obligation debt to A+ from AA in April 2001. In May 2001, Moody's downgraded its State of California general obligation bond rating to Aa3 from Aa2, citing the financial risks associated with the ongoing energy crisis. Fitch has maintained its AA rating on the State of California, but has placed the State on negative watch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State of California will maintain its current credit ratings.


                 The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the State and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the State must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called "Proposition 62" requires either a majority or 2/3 voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California municipal bonds or the ability of the State and local governments to pay debt service of California municipal bonds.


                 On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal
Appendix
                 or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and ratings downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for ratings downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.



                 Tax Treatment.

                 The funds' regular monthly dividends will generally not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the funds distribute any taxable income, dividends attributed to interest earned on municipal obligations of other states or the District of Columbia, or realized capital gains. If you file tax returns in states other than California, fund distributions may be subject to tax in those states. If you sell or exchange shares of the funds, you may realize a capital gain or loss on the transaction for tax purposes.


                 The treatment of corporate shareholders differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                                                                        Appendix

N U V E E N  I n v e s t m e n t s

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                 Louisiana                  North Carolina
California/2/           Maryland                   Ohio
Colorado                Massachusetts/2/           Pennsylvania
Connecticut             Michigan                   Tennessee
Florida                 Missouri                   Virginia
Georgia                 New Jersey                 Wisconsin
Kansas                  New Mexico
Kentucky                New York/2/

Several additional sources of information are available to you. The Statement of Additional Informaton (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The funds' Investment Company file number is 811-07755.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

                                                              N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------
Municipal Bond Funds
                                                   -----------------------------
                                                   PROSPECTUS JUNE 28, 2001
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

                             [PHOTO APPEARS HERE]

                               Connecticut
                               New Jersey
                               New York
                               New York Insured

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[BLOCKS]        Investment
                Strategy

[CAUTION]       Risk

[DOLLAR SIGN]   Fees, Charges
                and Expenses

[SCROLL]        Shareholder
                Instructions

[CHART]         Performance and
                Current Portfolio
                Information


                              Table of Contents

Section 1     The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction.......................................................................................        1
Nuveen Connecticut Municipal Bond Fund.............................................................        2
Nuveen New Jersey Municipal Bond Fund..............................................................        4
Nuveen New York Municipal Bond Fund................................................................        6
Nuveen New York Insured Municipal Bond Fund........................................................        8

Section 2     How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds..............................................................................       10
What Securities We Invest In.......................................................................       11
How We Select Investments..........................................................................       13
What the Risks Are.................................................................................       13
How We Manage Risk.................................................................................       14

Section 3     How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer........................................................................       15
How to Reduce Your Sales Charge....................................................................       16
How to Buy Shares..................................................................................       17
Systematic Investing...............................................................................       17
Systematic Withdrawal..............................................................................       18
Special Services...................................................................................       19
How to Sell Shares.................................................................................       20

Section 4     General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes.................................................................       22
Distribution and Service Plans.....................................................................       23
Net Asset Value....................................................................................       24
Fund Service Providers.............................................................................       24

Section 5     Financial Highlights

This section provides the funds' financial performance for the past five years.....................       25
Appendix      Additional State Information.........................................................       29

                                                              June 28, 2001


Section 1 The Funds

             Nuveen Connecticut Municipal Bond Fund
             Nuveen New Jersey Municipal Bond Fund
             Nuveen New York Municipal Bond Fund
             Nuveen New York Insured Municipal Bond Fund

             INTRODUCTION

                 This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE  NO BANK GUARANTEE


                                                           Section 1 The Funds/1

     Nuveen Connecticut Municipal Bond Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Connecticut bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns

 [BAR CHART]
1991     11.5%
1992      8.9
1993     12.3
1994     -6.2
1995     16.6
1996      4.2
1997      8.8
1998      5.8
1999     -3.8
2000     10.5

During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 6.70% and -5.59%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                                 Average Annual Total Returns for
                                                 the Periods Ending December 31,
                                                               2000
                                           .............................................
Class                                      1 Year             5 Year             10 Year
----------------------------------------------------------------------------------------
Class A (Offer)                             5.87%             4.08%               6.19%
Class B                                     5.72%             4.04%               6.12%
Class C                                     9.91%             4.41%               6.03%
Class R                                    10.71%             5.18%               6.74%
----------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/        11.68%             5.84%               7.32%
Lipper Peer Group/3/                       10.48%             4.84%               6.58%


2/Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


[$ LOGO]

Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                    A     B     C    R
--------------------------------------------------------------------------------
Management Fees                               .54%  .54%  .54% .54%
 ................................................................................
12b-1 Distribution and Service Fees           .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                .13%  .13%  .13% .13%
 ................................................................................
Total Annual Fund Operating Expenses--Gross+  .87% 1.62% 1.42% .67%

 ................................................................................

 +After Expense
 Reimbursements
 .............................

  Expense
  Reimbursements   (.01%) (.01%) (.01%) (.01%)
 .............................
  Total Annual
  Fund Operating
  Expenses--Net     .86%  1.61%  1.41%   .66%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  505 $  560 $  145 $ 68 $  505 $  165 $  145 $ 68
 ................................................................................
3 Years   $  686 $  830 $  449 $214 $  686 $  511 $  449 $214
 ................................................................................
5 Years   $  882 $  996 $  776 $373 $  882 $  881 $  776 $373
 ................................................................................
10 Years  $1,448 $1,721 $1,702 $835 $1,448 $1,721 $1,702 $835

 ................................................................................

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 2.05%.


How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       18.02 years
 ................................................................................
Average Duration                        6.20
 ................................................................................
Weighted Average Credit Quality           AA
 ................................................................................
Number of Issues                         154

 ................................................................................

Credit Quality



AAA/U.S. Guaranteed                       47%
 ................................................................................
AA                                        30%
 ................................................................................
A                                         10%
 ................................................................................
BBB                                       10%
 ................................................................................
NR                                         1%
 ................................................................................
Other                                      2%

 ................................................................................

Sector Diversification (Top 5)

                           [PIE CHART APPEARS HERE]


U.S. Guaranteed                           11%
 ................................................................................
Tax Obligation/Limited                    18%
 ................................................................................
Tax Obligation/General                    12%
 ................................................................................
Education and Civic Organizations         15%
 ................................................................................
Healthcare                                11%
 ................................................................................
Other                                     33%
 ................................................................................


2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper Connecticut Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
                                                             Section 1 The Funds

     Nuveen New Jersey Municipal Bond Fund


Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past eight years as well as annualized fund and index returns for the one- and five-year and since inception periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past eight years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns
                 [Bar Graph appears here]
                      1993     12.4%
                      1994     -4.4
                      1995     14.9
                      1996      3.6
                      1997      8.9
                      1998      5.4
                      1999     -3.7
                      2000     12.0

During the eight years ending December 31, 2000, the highest and lowest quarterly returns were 5.55% and -4.95%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                          Average Annual Total Returns for
                                           the Periods Ending December 31,
                                                        2000
                                          .................................
                                                                              Since
Class                                     1 Year           5 Year           Inception
-------------------------------------------------------------------------------------
Class A (Offer)                            7.27%           4.19%              5.77%
Class B                                    7.15%           4.13%              5.61%
Class C                                   11.33%           4.46%              5.59%
Class R                                   12.21%           5.30%              6.53%
-------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/       11.68%           5.84%              6.90%
Lipper Peer Group/3/                      11.08%           4.75%              6.08%


4/Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                     A     B     C    R
--------------------------------------------------------------------------------
Management Fees                                .55%  .55%  .55% .55%
 ................................................................................
12b-1 Distribution and Service Fees            .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                 .25%  .25%  .25% .25%
 ................................................................................
Total Annual Fund Operating Expenses--Gross+  1.00% 1.75% 1.55% .80%

 ................................................................................

 +After Expense
 Reimbursements
 .............................

  Expense
  Reimbursements   (.02%) (.02%) (.02%) (.02%)
 .............................
  Total Annual
  Fund Operating
  Expenses--Net     .98%  1.73%  1.53%   .78%

 .............................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  518 $  573 $  158 $ 82 $  518 $  178 $  158 $ 82
 ................................................................................
3 Years   $  725 $  868 $  490 $255 $  725 $  551 $  490 $255
 ................................................................................
5 Years   $  949 $1,063 $  845 $444 $  949 $  949 $  845 $444
 ................................................................................
10 Years  $1,593 $1,864 $1,845 $990 $1,593 $1,864 $1,845 $990

 ................................................................................

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 1.91%.


How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       17.67 years
 ................................................................................
Average Duration                        7.06
 ................................................................................
Weighted Average Credit Quality          AA+
 ................................................................................
Number of Issues                         122

 ................................................................................

Credit Quality



AAA/U.S. Guaranteed                       67%
 ................................................................................
AA                                        13%
 ................................................................................
A                                          8%
 ................................................................................
BBB                                        6%
 ................................................................................
NR                                         4%
 ................................................................................
Other                                      2%

 ................................................................................

Sector Diversification (Top 5)


                                    [CHART]
          U.S. Guaranteed                       9%
          Tax Obligation/Limited               21%
          Long-Term Care                        9%
          Transportation                       15%
          Tax Obligation/General               12%
          Other                                37%


2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper New Jersey
   Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper New Jersey Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
                                                             Section 1 The Funds

     Nuveen New York Municipal Bond Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns
                                  [BAR CHART]

                                 1991     13.6%
                                 1992     10.1
                                 1993     12.7
                                 1994     -6.5
                                 1995     17.6
                                 1996      4.0
                                 1997      9.3
                                 1998      6.4
                                 1999     -3.0
                                 2000     11.3


During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 7.07% and -5.20%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                                  Average Annual Total Returns for
                                                  the Periods Ending December 31,
                                                               2000
                                           .............................................
Class                                      1 Year             5 Year             10 Year
----------------------------------------------------------------------------------------
Class A (Offer)                             6.65%             4.57%               6.84%
Class B                                     6.42%             4.52%               6.73%
Class C                                    10.55%             4.84%               6.64%
Class R                                    11.49%             5.69%               7.58%
----------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/        11.68%             5.84%               7.32%
Lipper Peer Group/3/                       12.16%             4.88%               6.82%


6/Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.




Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                    A     B     C    R
--------------------------------------------------------------------------------
Management Fees                               .54%  .54%  .54% .54%
 ................................................................................
12b-1 Distribution and Service Fees           .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                .17%  .17%  .17% .17%
 ................................................................................
Total Annual Fund Operating Expenses--Gross+  .91% 1.66% 1.46% .71%

 ................................................................................

 +After Expense
 Reimbursements
 .............................

  Expense
  Reimbursements   (.22%) (.22%) (.21%) (.22%)
 .............................
  Total Annual
  Fund Operating
  Expenses--Net     .69%  1.44%  1.25%   .49%

 .............................
 Net expenses reflect a
 voluntary expense limitation
 by the fund's investment
 adviser above its
 contractual obligations,
 that may be modified or
 discontinued at any time.
 .............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  509 $  564 $  149 $ 73 $  509 $  169 $  149 $ 73
 ................................................................................
3 Years   $  698 $  842 $  462 $227 $  698 $  523 $  462 $227
 ................................................................................
5 Years   $  903 $1,017 $  797 $395 $  903 $  902 $  797 $395
 ................................................................................
10 Years  $1,493 $1,766 $1,746 $883 $1,493 $1,766 $1,746 $883

 ................................................................................

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 1.57%.



How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       18.81 years
 ................................................................................
Average Duration                        5.76
 ................................................................................
Weighted Average Credit Quality          AA-
 ................................................................................
Number of Issues                         174

 ................................................................................

Credit Quality



AAA/U.S. Guaranteed  40%
 ................................................................................
AA                   27%
 ................................................................................
A                    18%
 ................................................................................
BBB                  11%
 ................................................................................
NR                    4%

 ................................................................................

Sector Diversification (Top 5)


                           [PIE CHART APPEARS HERE]

          U.S. Guaranteed                      12%
          Tax Obligation/Limited               25%
          Education and Civic Organizations    13%
          Utilities                             9%
          Healthcare                           10%
          Other                                31%


2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper New York Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper New York Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                             Section 1 The Funds

     Nuveen New York Insured Municipal Bond Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns
                                  [BAR CHART]

                                 1991     13.1%
                                 1992      9.4
                                 1993     12.8
                                 1994     -6.4
                                 1995     17.2
                                 1996      3.2
                                 1997      7.3
                                 1998      5.4
                                 1999     -2.8
                                 2000     11.0


During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 6.87% and -5.99%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                                  Average Annual Total Returns for
                                                  the Periods Ending December 31,
                                                               2000
                                           .............................................
Class                                      1 Year             5 Year             10 Year
----------------------------------------------------------------------------------------
Class A (Offer)                             6.31%             3.82%               6.34%
Class B                                     6.16%             3.76%               6.19%
Class C                                    10.48%             4.08%               6.09%
Class R                                    11.20%             4.93%               7.04%
----------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/        11.68%             5.84%               7.32%
Lipper Peer Group/3/                       11.09%             4.78%               6.95%


8/Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                    A     B     C    R
--------------------------------------------------------------------------------
Management Fees                               .54%  .54%  .54% .54%
 ................................................................................
12b-1 Distribution and Service Fees           .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                .17%  .17%  .17% .17%
 ................................................................................
Total Annual Fund Operating Expenses--Gross+  .91% 1.66% 1.46% .71%

 ................................................................................

 +After Expense
 Reimbursements
 .............................

  Expense
  Reimbursements   (.01%) (.01%) (.01%) (.01%)
 .............................
  Total Annual
  Fund Operating
  Expenses--Net     .90%  1.65%  1.45%   .70%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  509 $  564 $  149 $ 73 $  509 $  169 $  149 $ 73
 ................................................................................
3 Years   $  698 $  842 $  462 $227 $  698 $  523 $  462 $227
 ................................................................................
5 Years   $  903 $1,017 $  797 $395 $  903 $  902 $  797 $395
 ................................................................................
10 Years  $1,493 $1,766 $1,746 $883 $1,493 $1,766 $1,746 $883

 ................................................................................

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 1.71%.



How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       17.69 years
 ................................................................................
Average Duration                        5.79
 ................................................................................
Weighted Average Credit Quality          AAA
 ................................................................................
Number of Issues                         146

 ................................................................................

Credit Quality



Insured                      81%
 ................................................................................
Insured and U.S. Guaranteed  14%
 ................................................................................
U.S. Guaranteed               5%

 ................................................................................

Sector Diversification (Top 5)


                       [PIE CHART APPEARS HERE]

                U.S. Guaranteed                    19%
                Education and Civic Organizations  13%
                Transportation                     11%
                Tax Obligation/Limited             12%
                Healthcare                         13%
                Other                              32%

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper New York Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                             Section 1 The Funds

Section 2 How We Manage Your Money

                 To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                 WHO MANAGES THE FUNDS

                 Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.




                 The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


                 Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                 Thomas C. Spalding, Jr. has been the portfolio manager for the New Jersey Fund since March 2001. Mr. Spalding, who is a Vice President of Nuveen Advisory and Nuveen Institutional Advisory Corp., has been a portfolio manager for Nuveen Advisory since 1978 and currently manages investments for thirteen Nuveen-sponsored investment companies.


                 Paul L. Brennan has been the portfolio manager for the Connecticut, New York and New York Insured Funds since August 1999. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1991, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Brennan currently manages investments for sixteen Nuveen-sponsored investment companies.

                 For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


              Nuveen Connecticut Municipal Bond Fund       .54%
                 ..............................................................
              Nuveen New Jersey Municipal Bond Fund        .55%
                 ..............................................................
              Nuveen New York Municipal Bond Fund          .33%
                 ..............................................................
              Nuveen New York Insured Municipal Bond Fund  .54%

                 ..............................................................
Section 2 How We Manage Your Money

                 WHAT SECURITIES WE INVEST IN


                 Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                 Municipal Bonds


                 The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax.


                 States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                 The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                 The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.


                 In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                 Quality Municipal Bonds

                 The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are
                                              Section 2 How We Manage Your Money
                 not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The New Jersey, New York, and New
                 York Insured Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                 Portfolio Maturity

                 Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                 Insurance

                 The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

                 Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.


                 The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                 Short-Term Investments

                 Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk-- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                 Forwards and Delayed-Delivery Settlement


                 Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement


12/Section 2 How We Manage Your Money
                 takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


                 Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                 HOW WE SELECT INVESTMENTS


                 Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to indentify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                 Portfolio Turnover

                 Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                 WHAT THE RISKS ARE


                 Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.


                 Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                 Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                 Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests

                                          Section 2 How We Manage Your Money/13
                 the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                 State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York Funds, which are diversified funds.


                 Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                 HOW WE MANAGE RISK



                 In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.



                 Investment Limitations

                 The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                  . 25% in any one industry such as electric utilities or
                    health care.

                  . 10% in borrowings (33% if used to meet redemptions).

                 As diversified funds, the New York and New York Insured Funds also may not have more than:

                  . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).


                 Hedging and Other Defensive Investment Strategies

                 Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                 Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.
Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                 We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

                 WHAT SHARE CLASSES WE OFFER


                 Class A Shares

                 You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:



                                                                                    Authorized Dealer
                                       Sales Charge as % of  Sales Charge as % of  Commission as % of
               Amount of Purchase      Public Offering Price Net Amount Invested  Public Offering Price

               Less than $50,000               4.20%                4.38%               3.70%
                 ..............................................................
               $50,000 but less than
               $100,000                        4.00%                4.18%               3.50%
                 ..............................................................
               $100,000 but less than
               $250,000                        3.50%                3.63%               3.00%
                 ..............................................................
               $250,000 but less than
               $500,000                        2.50%                2.56%               2.00%
                 ..............................................................
               $500,000 but less than
               $1,000,000                      2.00%                2.04%               1.50%
                 ..............................................................
               $1,000,000 and over             --/1/                --                  1.00%/1/

                 ..............................................................

                 /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 100% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                 Class B Shares

                 You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                       Section 3 How You Can Buy and Sell Shares

                 Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase    0-1   1-2   2-3   3-4   4-5   5-6   Over 6

               CDSC                    5%    4%    4%    3%    2%    1%     None

                 ..............................................................

                 Class C Shares

                 You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                 Class R Shares

                 You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

                 HOW TO REDUCE YOUR SALES CHARGE


                 We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                 Class A Sales    Class A Sales    Class R
                 Charge           Charge Waivers   Eligibility
                 Reductions       . Nuveen         . Certain
                 . Rights of        Defined          employees
                   accumulation     Portfolio or     and
                                    Exchange-        directors of
                                    Traded Fund      Nuveen or
                                    reinvestment     employees of
                                                     authorized
                 . Letter of                         dealers
                   intent
                 . Group
                   purchase       . Certain
                                    employees
                                    and            . Bank trust
                                    directors of     departments
                                    Nuveen or
                                    employees of
                                    authorized
                                    dealers
                                  . Bank trust
                                    departments


                 In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3 How You Can Buy and Sell Shares

                 HOW TO BUY SHARES


                 Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                 Through a Financial Advisor

                 You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                 By Mail

                 You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.


                 Investment Minimums

                 The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                 SYSTEMATIC INVESTING


                 Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.



                 From Your Bank Account

                 You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                 From Your Paycheck

                 With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.
                                       Section 3 How You Can Buy and Sell Shares

                 Systematic Exchanging


                 You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.



                 The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[Chart showing effect of systematic investing and dividend reinvestment]


                 One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                 SYSTEMATIC WITHDRAWAL



                 If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.


                 You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

18/Section 3 How You Can Buy and Sell Shares

                 SPECIAL SERVICES


                 To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                 Exchanging Shares

                 You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                 The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an inverse affect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                 The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                 Fund Direct/SM/


                 The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                 (800) 257-8787 for copies of the necessary forms.

                 Reinstatement Privilege

                 If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                    Section 3 How You Can Buy and Sell Shares/19

                 HOW TO SELL SHARES
                 You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                 Through Your Financial Advisor

                 You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                 By Telephone

                 If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                 By Mail

                 You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:


                  . The fund's name;

                  . Your name and account number;

                  . The dollar or share amount you wish to redeem;

                  . The signature of each owner exactly as it appears on the account;

                  . The name of the person to whom you want your redemption
                    proceeds paid (if other than to the shareholder of record);

                  . The address where you want your redemption proceeds sent
                    (if other than the address of record);

                  . Any certificates you have for the shares; and

                  . Any required signature guarantees.



                  [CAUTION]

                  An Important Note About Telephone Transactions

                  Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

Section 3 How You Can Buy and Sell Shares

                 We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                 Redemptions In-Kind

                 The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                  [CAUTION]

                 An Important Note About Involuntary Redemption

                 From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                    Section 3 How You Can Buy and Sell Shares/21

Section 4 General Information

                 To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

                 DIVIDENDS, DISTRIBUTIONS AND TAXES


                 The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.


                 Payment and Reinvestment Options

                 The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at
                 (800) 257-8787.

                 Taxes and Tax Reporting

                 Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal, state and (for the New York Funds) local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).


                 Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

                 Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.


                 If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

22/Section 4 General Information

                 Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 30.5%.


                 Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                 Buying or Selling Shares Close to a Record Date

                 Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax- free income a fund has earned but not yet distributed.


                 Taxable Equivalent Yields

                 The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                 Taxable Equivalent of Tax-Free Yields



                                To Equal a Tax-Free Yield of:
                 ..............................................................
                                4.00%       4.50%       5.00%       5.50%       6.00%
               Tax Bracket:     A Taxable Investment Would Need to Yield:
                 --------------------------------------------------------------------
               27.5%            5.52%       6.21%       6.90%       7.59%       8.28%
                 ..............................................................
               30.5%            5.76%       6.47%       7.19%       7.91%       8.63%
                 ..............................................................
               35.5%            6.20%       6.98%       7.75%       8.53%       9.30%
                 ..............................................................
               39.1%            6.57%       7.39%       8.21%       9.03%       9.85%

                 ..............................................................

                 The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

                 DISTRIBUTION AND SERVICE PLANS
                 Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)


                 Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to

                                                   Section 4 General Information
                 shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                 NET ASSET VALUE
                 The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.



                 In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.


                 FUND SERVICE PROVIDERS

                 The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, TX 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, TX 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4 General Information

  Section 5 Financial Highlights

                    The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Connecticut Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  -------------------------
                                             Net
                                       Realized/
                                      Unrealized                                    Ending
                 Beginning        Net Investment                Net                    Net
Year Ended       Net Asset Investment       Gain         Investment  Capital         Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains Total   Value Return(a)
-----------------------------------------------------------------------------------------------------
Class A (7/87)**
 2001               $ 9.96       $.53      $ .55  $1.08       $(.53)     $-- $(.53) $10.51     11.14%
 2000                10.90        .53       (.94)  (.41)       (.53)      --  (.53)   9.96     (3.84)
 1999                10.85        .53        .06    .59        (.54)      --  (.54)  10.90      5.51
 1998                10.51        .56        .34    .90        (.56)      --  (.56)  10.85      8.75
 1997(c)             10.23        .42        .28    .70        (.42)      --  (.42)  10.51      6.96
 1996(d)             10.38        .57       (.14)   .43        (.58)      --  (.58)  10.23      4.18
Class B (2/97)
 2001                 9.94        .45        .55   1.00        (.45)      --  (.45)  10.49     10.31
 2000                10.88        .45       (.94)  (.49)       (.45)      --  (.45)   9.94     (4.57)
 1999                10.83        .46        .05    .51        (.46)      --  (.46)  10.88      4.77
 1998                10.51        .48        .32    .80        (.48)      --  (.48)  10.83      7.76
 1997(e)             10.53        .04       (.02)   .02        (.04)      --  (.04)  10.51       .19
Class C (10/93)**
 2001                 9.95        .47        .55   1.02        (.47)      --  (.47)  10.50     10.50
 2000                10.88        .47       (.93)  (.46)       (.47)      --  (.47)   9.95     (4.31)
 1999                10.83        .48        .05    .53        (.48)      --  (.48)  10.88      4.94
 1998                10.49        .50        .34    .84        (.50)      --  (.50)  10.83      8.17
 1997(c)             10.22        .38        .27    .65        (.38)      --  (.38)  10.49      6.43
 1996(d)             10.36        .52       (.14)   .38        (.52)      --  (.52)  10.22      3.71
Class R (2/97)
 2001                 9.99        .55        .55   1.10        (.55)      --  (.55)  10.54     11.30
 2000                10.93        .55       (.94)  (.39)       (.55)      --  (.55)   9.99     (3.63)
 1999                10.87        .56        .06    .62        (.56)      --  (.56)  10.93      5.83
 1998                10.51        .58        .36    .94        (.58)      --  (.58)  10.87      9.17
 1997(e)             10.55        .01       (.05)  (.04)         --       --    --   10.51      (.38)
-----------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------------------------
Class A (7/87)**
 2001              $204,442        .87%       5.20%         7%
 2000               196,416        .88        5.09         22
 1999               220,721        .86        4.92          7
 1998               216,436        .78        5.22         12
 1997(c)            209,873        .79*       5.41*        20
 1996(d)            202,219        .74        5.52         24
Class B (2/97)
 2001                19,794       1.62        4.45          7
 2000                15,931       1.63        4.37         22
 1999                11,223       1.62        4.16          7
 1998                 3,713       1.52        4.43         12
 1997(e)                102       1.12*       7.08*        20
Class C (10/93)**
 2001                18,460       1.42        4.65          7
 2000                16,181       1.43        4.54         22
 1999                16,198       1.41        4.37          7
 1998                11,586       1.33        4.67         12
 1997(c)              7,087       1.34*       4.88*        20
 1996(d)              7,243       1.29        4.96         24
Class R (2/97)
 2001                 1,992        .67        5.40          7
 2000                 1,337        .68        5.31         22
 1999                   979        .66        5.12          7
 1998                   590        .57        5.38         12
 1997(e)                 --         --       10.97*        20
-----------------------------------------------------------------------------------------------------


 * Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of the predecessor fund, Flagship Connecticut Double Tax Exempt.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are .86%, 1.61%, 1.41% and .66% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 5.21%, 4.46%, 4.66% and 5.41% for classes A, B, C and R, respectively.

(c) For the nine months ended February 28.
(d) For the fiscal year ended May 31.
(e) From commencement of class operations as noted.

                                            Section 5 Financial Highlights  25

Nuveen New Jersey Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  -------------------------
                                             Net
                                       Realized/
                                      Unrealized                                    Ending
                 Beginning        Net Investment                Net                    Net
Year Ended       Net Asset Investment       Gain         Investment  Capital         Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains Total   Value Return(a)
-----------------------------------------------------------------------------------------------------
Class A (9/94)**
 2001               $ 9.73      $ .48      $ .72  $1.20       $(.48)     $-- $(.48) $10.45     12.59%
 2000                10.60        .49       (.87)  (.38)       (.49)      --  (.49)   9.73     (3.67)
 1999                10.61        .53       (.01)   .52        (.53)      --  (.53)  10.60      5.00
 1998                10.26        .55        .36    .91        (.56)      --  (.56)  10.61      9.06
 1997(c)             10.22        .05        .04    .09        (.05)      --  (.05)  10.26       .85
 1997(d)             10.40        .48       (.15)   .33        (.51)      --  (.51)  10.22      3.31
Class B (2/97)
 2001                 9.72        .40        .72   1.12        (.40)      --  (.40)  10.44     11.74
 2000                10.60        .41       (.88)  (.47)       (.41)      --  (.41)   9.72     (4.51)
 1999                10.61        .45       (.01)   .44        (.45)      --  (.45)  10.60      4.23
 1998                10.26        .48        .35    .83        (.48)      --  (.48)  10.61      8.25
 1997(c)             10.22        .05        .03    .08        (.04)      --  (.04)  10.26       .78
Class C (9/94)**
 2001                 9.70        .42        .71   1.13        (.42)      --  (.42)  10.41     11.92
 2000                10.58        .43       (.88)  (.45)       (.43)      --  (.43)   9.70     (4.29)
 1999                10.59        .47       (.01)   .46        (.47)      --  (.47)  10.58      4.48
 1998                10.25        .50        .34    .84        (.50)      --  (.50)  10.59      8.40
 1997(c)             10.20        .04        .05    .09        (.04)      --  (.04)  10.25       .90
 1997(d)             10.38        .41       (.16)   .25        (.43)      --  (.43)  10.20      2.53
Class R (12/91)**
 2001                 9.73        .50        .72   1.22        (.50)      --  (.50)  10.45     12.79
 2000                10.60        .51       (.87)  (.36)       (.51)      --  (.51)   9.73     (3.47)
 1999                10.62        .55       (.02)   .53        (.55)      --  (.55)  10.60      5.13
 1998                10.27        .58        .35    .93        (.58)      --  (.58)  10.62      9.29
 1997(c)             10.23        .05        .04    .09        (.05)      --  (.05)  10.27       .86
 1997(d)             10.41        .49       (.14)   .35        (.53)      --  (.53)  10.23      3.55
-----------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)**
 2001               $52,277       1.00%       4.73%        12%
 2000                46,235        .93        4.80         26
 1999                53,442        .66        4.98         10
 1998                35,782        .60        5.33         16
 1997(c)             27,879        .55*       5.89*        --
 1997(d)             17,072       1.00        4.98         10
Class B (2/97)
 2001                15,979       1.75        3.98         12
 2000                13,681       1.69        4.06         26
 1999                11,368       1.39        4.25         10
 1998                 2,981       1.36        4.57         16
 1997(c)                 74       1.27*       6.21*        --
Class C (9/94)**
 2001                12,757       1.55        4.17         12
 2000                10,007       1.48        4.26         26
 1999                10,290       1.21        4.43         10
 1998                 5,733       1.16        4.77         16
 1997(c)              2,712       1.10*       5.35*        --
 1997(d)              2,611       1.75        4.22         10
Class R (12/91)**
 2001                41,916        .80        4.93         12
 2000                40,058        .73        5.00         26
 1999                46,033        .47        5.17         10
 1998                44,817        .40        5.53         16
 1997(c)             42,651        .35*       6.09*        --
 1997(d)             42,905        .75        5.24         10
-----------------------------------------------------------------------------------------------------


 * Annualized.
** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are .98%, 1.73%, 1.53% and .78% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 4.74%, 3.99%, 4,19% and 4.94% for classes A, B, C and R, respectively.

(c) For the one month ended February 28.
(d) For the fiscal year ended January 31.

26/Section 5 Financial Highlights

Nuveen New York Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  --------------------------
                                             Net
                                       Realized/           From and
                                      Unrealized          In Excess                  Ending
                 Beginning        Net Investment             of Net                     Net
Year Ended       Net Asset Investment       Gain         Investment  Capital          Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains  Total   Value Return(a)
------------------------------------------------------------------------------------------------------
Class A (9/94)**
 2001               $10.17      $ .57      $ .52  $1.09       $(.60)   $  --  $(.60) $10.66     10.97%
 2000                11.03        .58       (.85)  (.27)       (.57)    (.02)  (.59)  10.17     (2.44)
 1999                10.97        .55        .06    .61        (.55)      --   (.55)  11.03      5.69
 1998                10.53        .57        .44   1.01        (.57)      --   (.57)  10.97      9.84
 1997                10.61        .59       (.07)   .52        (.56)    (.04)  (.60)  10.53      5.07
Class B (2/97)
 2001                10.18        .49        .53   1.02        (.52)      --   (.52)  10.68     10.24
 2000                11.04        .51       (.86)  (.35)       (.49)    (.02)  (.51)  10.18     (3.18)
 1999                10.98        .47        .06    .53        (.47)      --   (.47)  11.04      4.88
 1998                10.53        .49        .45    .94        (.49)      --   (.49)  10.98      9.10
 1997(c)             10.48        .05        .04    .09        (.04)      --   (.04)  10.53       .87
Class C (9/94)**
 2001                10.20        .51        .53   1.04        (.54)      --   (.54)  10.70     10.47
 2000                11.06        .52       (.85)  (.33)       (.51)    (.02)  (.53)  10.20     (2.97)
 1999                11.01        .49        .05    .54        (.49)      --   (.49)  11.06      5.00
 1998                10.56        .51        .45    .96        (.51)      --   (.51)  11.01      9.31
 1997                10.64        .55       (.11)   .44        (.48)    (.04)  (.52)  10.56      4.31
Class R (12/86)**
 2001                10.20        .59        .52   1.11        (.62)      --   (.62)  10.69     11.19
 2000                11.06        .60       (.84)  (.24)       (.60)    (.02)  (.62)  10.20     (2.21)
 1999                11.00        .58        .05    .63        (.57)      --   (.57)  11.06      5.88
 1998                10.55        .59        .45   1.04        (.59)      --   (.59)  11.00     10.11
 1997                10.64        .59       (.05)   .54        (.59)    (.04)  (.63)  10.55      5.26
------------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)**
 2001              $102,144        .70%       5.47%        28%
 2000                81,857        .61        5.49         19
 1999                80,549        .79        5.03         28
 1998                78,038        .77        5.27         30
 1997                71,676        .89        5.45         37
Class B (2/97)
 2001                25,992       1.45        4.72         28
 2000                19,803       1.33        4.81         19
 1999                12,121       1.57        4.27         28
 1998                 4,311       1.50        4.49         30
 1997(c)                124       1.44*       6.07*        37
Class C (9/94)**
 2001                17,757       1.26        4.92         28
 2000                10,374       1.16        4.96         19
 1999                 8,858       1.35        4.47         28
 1998                 6,233       1.32        4.71         30
 1997                 3,965       1.57        4.80         37
Class R (12/86)**
 2001               144,950        .49        5.67         28
 2000               138,303        .42        5.67         19
 1999               157,209        .59        5.23         28
 1998               160,142        .57        5.47         30
 1997               152,598        .69        5.57         37
------------------------------------------------------------------------------------------------------


 * Annualized.
** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are .69%, 1.44%, 1.25% and .49% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 5.48%, 4.73%, 4.92% and 5.68% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

                                               Section 5 Financial Highlights/27

Nuveen New York Insured Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  --------------------------
                                             Net
                                       Realized/
                                      Unrealized                                     Ending
                 Beginning        Net Investment                Net                     Net
Year Ended       Net Asset Investment       Gain         Investment  Capital          Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains  Total   Value Return(a)
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.95      $ .51      $ .55  $1.06       $(.51)   $  --  $(.51) $10.50     10.97%
 2000                10.73        .52       (.79)  (.27)       (.51)      --   (.51)   9.95     (2.50)
 1999                10.76        .51        .01    .52        (.52)    (.03)  (.55)  10.73      4.91
 1998                10.50        .53        .26    .79        (.53)      --   (.53)  10.76      7.76
 1997                10.61        .55       (.14)   .41        (.52)      --   (.52)  10.50      4.02
Class B (2/97)
 2001                 9.96        .43        .56    .99        (.44)      --   (.44)  10.51     10.12
 2000                10.74        .44       (.79)  (.35)       (.43)      --   (.43)   9.96     (3.26)
 1999                10.76        .44         --    .44        (.43)    (.03)  (.46)  10.74      4.19
 1998                10.50        .45        .26    .71        (.45)      --   (.45)  10.76      6.96
 1997(c)             10.53        .03       (.02)   .01        (.04)      --   (.04)  10.50       .07
Class C (9/94)
 2001                 9.94        .45        .55   1.00        (.45)      --   (.45)  10.49     10.33
 2000                10.73        .46       (.80)  (.34)       (.45)      --   (.45)   9.94     (3.17)
 1999                10.74        .46        .02    .48        (.46)    (.03)  (.49)  10.73      4.53
 1998                10.48        .47        .26    .73        (.47)      --   (.47)  10.74      7.16
 1997                10.61        .47       (.16)   .31        (.44)      --   (.44)  10.48      3.06
Class R (12/86)
 2001                 9.95        .53        .55   1.08        (.53)      --   (.53)  10.50     11.16
 2000                10.74        .54       (.80)  (.26)       (.53)      --   (.53)   9.95     (2.43)
 1999                10.76        .53        .02    .55        (.54)    (.03)  (.57)  10.74      5.18
 1998                10.49        .55        .27    .82        (.55)      --   (.55)  10.76      8.04
 1997                10.61        .55       (.13)   .42        (.54)      --   (.54)  10.49      4.15
------------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001              $ 56,936        .91%       4.98%        15%
 2000                54,364        .90        5.02         16
 1999                52,448        .92        4.78         16
 1998                44,721        .88        4.98         17
 1997                35,957        .92        5.04         29
Class B (2/97)
 2001                16,965       1.66        4.23         15
 2000                15,893       1.65        4.28         16
 1999                13,374       1.67        4.04         16
 1998                 5,982       1.65        4.24         17
 1997(c)              1,279       1.64*       5.17*        29
Class C (9/94)
 2001                 5,131       1.46        4.43         15
 2000                 4,627       1.45        4.48         16
 1999                 4,103       1.47        4.25         16
 1998                 2,310       1.43        4.43         17
 1997                 2,015       1.67        4.28         29
Class R (12/86)
 2001               259,651        .71        5.18         15
 2000               260,469        .70        5.21         16
 1999               301,805        .72        4.97         16
 1998               313,647        .68        5.18         17
 1997               319,208        .68        5.28         29
------------------------------------------------------------------------------------------------------


 * Annualized.


(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are .90%, 1.65%, 1.45% and .70% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 4.99%, 4.24%, 4.44% and 5.19% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

28/Section 5 Financial Highlights

Appendix Additional State Information

                 Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


                 Connecticut



                 The Connecticut economy, just like the national economy, continues to experience slower economic growth. The State has reclaimed the jobs it lost to the recession of the early 1990's, but Connecticut's present job growth remains below national averages. However, Connecticut continues to lead the nation in average per capita income ($40,640) in 2000. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has benefited from growth in biotechnology, software development, communications, pharmaceuticals and gaming, which have all contributed to the diversification of Connecticut's economic base and led to economic growth during the late 1990's. Unemployment has improved and is now below national averages, registering 2.0% in April 2001, versus the national rate of 4.5% for the same time period.


                 According to preliminary results from the 2000 Census, Connecticut's population has increased by only 3.6% during the last decade, which represents the fourth lowest population increase in the nation. Although population growth has been stagnant, the majority of the expansion that has occurred has been outside of Connecticut's major cities, while the State's urban areas continue to grapple with population losses resulting from migration to the nearby metropolitan areas of New York City and Boston. Connecticut's three largest cities, Hartford, New Haven and Bridgeport, all reported population declines during the 1990's and continue to struggle with above average rates of unemployment and lower per capita income levels.


                 In February 2001, Moody's upgraded Connecticut's general obligation debt rating to Aa2 from Aa3 as a result of the State's strong financial performance in recent years. As of June 1, 2001, both Standard & Poor's and Fitch affirmed their AA ratings on the State's general obligation debt. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State of Connecticut will maintain its current credit ratings.


                 Tax Treatment.

                 The Connecticut Fund's regular monthly dividends will generally not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations, including obligations of

                                                                        Appendix
                 other states, will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains attributable to the Fund's sale or exchange of Connecticut municipal bonds). If you file tax returns in states other than Connecticut, Fund distributions may be subject to tax in those states. If you sell or exchange Connecticut Fund shares, you may realize a capital gain or loss on the transaction for tax purposes.


                 The treatment of corporate shareholders differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


                 New Jersey



                 New Jersey's economic base remains among the most diverse in the country. The State's economic growth rate continues to outpace regional growth rates, but remains below national averages. The State has recovered the jobs it lost during the national recession of the early 1990's, which affected New Jersey and much of the Northeast region with particular severity. The State's unemployment rate was 3.8% through April 2001, which remains below the 4.5% national average. However, New Jersey's present unemployment levels increased over the prior year's average, due to an ongoing manufacturing recession which has resulted in significant job losses in the communications and chemical sectors. In addition, volatile stock market performance in recent months has also resulted in significant job cutbacks in the financial services sector at many of the State's major securities firms. Although its 7.3% income growth rate equaled the national rate in 2000, New Jersey remains one of the country's wealthiest states. The State's per capita income was $36,983 in 2000, ranking it third among all of the states in per capita income level.


                 As of June 1, 2001, New Jersey's general obligation bonds were rated Aa1 by Moody's, AA+ by Standard & Poor's, and AA+ by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State of New Jersey will maintain its current credit ratings.


                 Tax Treatment.

                 The New Jersey Fund's regular monthly dividends will generally not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes dividends attributable to income earned on other obligations, including municipal obligations of other states. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will generally not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains. If you file tax returns in states other than New Jersey, Fund distributions may be subject to tax in those states.


                 The treatment of corporate shareholders differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

Appendix

                 New York



                 The slowing national economy is affecting New York State. A slowdown in the manufacturing sector has resulted in layoffs in the automobile industry, which is among upstate New York's largest employers. Downstate, a slowdown in investment banking activity has contributed to layoffs in some of New York City's securities firms in recent months. Because the State and City economies remain more reliant on the securities industry than does the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. Despite these layoffs and slowing job growth, unemployment rates have improved since May 2000. As of May 2001, the City and State unemployment rates were 5.2% and 4.1%, respectively. Despite recent economic tightening, New York State remains one of the wealthier states in the nation. The State's 2000 average per capita personal income was $34,547, which represents a 6.3% increase over 1999 levels.


                 A disparity between the performance of the upstate and downstate economies remains. Many upstate communities did not participate as fully in the economic expansion of the late 1990's as did downstate areas, like New York City. Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. For example, the 2000 Census indicated that several major upstate cities, including Buffalo, Rochester and Albany, lost population during the previous decade. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas. Upstate and downstate areas have been hampered in part by New York's very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.


                 In August 2000, Moody's upgraded its rating on New York City's general obligation debt to A2 from A3, citing the City's renewed economic strength and its good financial management. In September 2000, Standard & Poor's also upgraded its rating on New York City's general obligation debt to A from A-, citing the City administration's strong commitment to improving financial performance, as well as the City's steady economic expansion across most sectors. As of June 1, 2001, Fitch maintained its A+ rating on the City's general obligation debt.


                 In December 2000, Standard & Poor's upgraded its rating on New York State's general obligation debt to AA from A+, citing the State's steady improvement in its economic base and better management of its long-term capital needs. Two months later, Fitch upgraded its rating on New York State's general obligation debt to AA from A+, citing the State's increased financial discipline in relation to its long-term debt burden, as well as the State's improved overall credit posture. As of June 1, 2001, Moody's maintained its A2 rating on the State's general obligation debt. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that New York City or the State of New York will maintain their current credit ratings.


                 Tax Treatment.

                 The New York Funds' regular monthly dividends will generally not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions that is exempt from

                                                                        Appendix
                 federal taxation. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations, including municipal obligations of other states, will be subject to New York State and, if you are a City resident, New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains. If you file tax returns in states other than New York, Fund distributions may be subject to tax in those states. If you sell or exchange shares of the New York Funds, you may realize a capital gain or loss on the transaction for tax purposes.


                 The treatment of corporate and unincorporated business shareholders differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


32  Appendix

                              Nuveen Mutual Funds


                              Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

                              Growth

                              International Growth Fund
                              Innovation Fund
                              Nuveen Rittenhouse Growth Fund

                              Growth and Income

                              European Value Fund
                              Growth and Income Stock Fund
                              Balanced Stock and Bond Fund
                              Balanced Municipal and Stock Fund

                              Income

                              Income Fund
                              Floating Rate Fund/1/

                              Tax-Free Income

                              National Municipal Bond Funds
                              High Yield
                              Long-term
                              Insured Long-term
                              Intermediate-term
                              Limited-term

                              State Municipal Bond Funds
                              Arizona          Louisiana          North Carolina
                              California/2/    Maryland           Ohio
                              Colorado         Massachusetts/2/   Pennsylvania
                              Connecticut      Michigan           Tennessee
                              Florida          Missouri           Virginian
                              Georgia          New Jersey         Wisconsin
                              Kansas           New Mexico
                              Kentucky         New York/2/

                              Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at
                              (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

                              You may also obtain this and other fund
                              information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

                              The funds' Investment Company file number is 811-07755.

                              1.  This is a continuously-offered closed-end
N U V E E N                       interval fund. As such, redemptions are only
   Investments                    available during repurchase periods. See fund
                                  prospectus for additional informaton.

   Nuveen Investments         2.  Long-term and insured long-term portfolios.
   333 West Wacker Drive
   Chicago, IL 60606-1286

   (800) 257-8787
   www.nuveen.com

                                                               N U V E E N
                                                                     Investments

--------------------------------------------------------------------------------
Municipal Bond
Funds
                         -------------------------------------------------------
                           PROSPECTUS JUNE 28, 2001
--------------------------------------------------------------------------------

Dependable, tax-free income to help you keep more of what you earn.

                             [PHOTOS APPEAR HERE]












                          Massachusetts
                          Massachusetts Insured






                          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

[BLOCKS]       Investment Strategy

[CAUTION]      Risks

[DOLLAR SIGN]  Fees, Charges and Expenses

[SCROLL]       Shareholder Instructions

[CHART]        Performance and Current Portfolio Information


                               Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.
Introduction..................................................................................   1
Nuveen Massachusetts Municipal Bond Fund......................................................   2
Nuveen massachusetts Insured municipal Bond Fund..............................................   4

Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds.........................................................................   6
What Securities We Invest in..................................................................   7
How We Select Investments.....................................................................   9
What the Risks Are............................................................................   9
How We Manage Risk............................................................................  10

Section 3 How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer...................................................................  11
How to Reduce Your Sales Charge...............................................................  12
How to Buy Shares.............................................................................  13
Systematic Investing..........................................................................  13
Systematic Withdrawal.........................................................................  14
Special Services..............................................................................  15
How to Sell Shares............................................................................  16

Section 4  General Information
This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes............................................................  18
Distribution and Service Plans................................................................  19
Net Asset Value...............................................................................  20
Fund Service Providers........................................................................  20

Section 5  Financial Highlights
This section provides the funds' financial performance for the past five years................  21
Appendix  Additional State Information........................................................  23

                                                              June 28, 2001


Section 1 The Funds

             Nuveen Massachusetts Municipal Bond Fund
             Nuveen Massachusetts Insured Municipal Bond Fund

                 INTRODUCTION

                 This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                       Section 1 The Funds   1

     Nuveen Massachusetts Municipal Bond Fund

Fund Overview


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns
                                      [BAR CHART]
                                   1991      12.2%
                                   1992       9.6%
                                   1993      11.8%
                                   1994      -5.1%
                                   1995      15.6%
                                   1996       3.9%
                                   1997       7.3%
                                   1998       5.5%
                                   1999      -3.4%
                                   2000      10.0%

During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 6.48% and -5.19%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                                 Average Annual Total Returns for
                                               the Periods Ending December 31, 2000
                                           .............................................
Class                                      1 Year             5 Year             10 Year
----------------------------------------------------------------------------------------
Class A (Offer)                             5.38%             3.68%               6.11%
Class B                                     5.18%             3.69%               5.97%
Class C                                     9.35%             3.96%               5.83%
Class R                                    10.27%             4.81%               6.79%
----------------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/        11.68%             5.84%               7.32%
Lipper Peer Group/3/                       11.97%             5.03%               6.89%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                  A       B     C    R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases      4.20%/6/  None   None None
 ................................................................................
Maximum Sales Charge
Imposed on Reinvested
Dividends                     None  None   None None
 ................................................................................
Exchange Fees                 None  None   None None
 ................................................................................
Deferred Sales Charge/7/   None/8/ 5%/9/ 1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                    A      B      C      R
--------------------------------------------------------------------------------
Management Fees                               .55%   .55%   .55%   .55%
 ................................................................................
12b-1 Distribution and Service Fees           .20%   .95%   .75%    --%
 ................................................................................
Other Expenses                                .24%   .24%   .24%   .24%
 ................................................................................
Total Annual Fund Operating Expenses--Gross   .99%  1.74%  1.54%   .79%
 ................................................................................
Expense Reimbursements                       (.05%) (.05%) (.05%) (.05%)
 ................................................................................
Total Annual Fund Operating Expenses--Net     .94%  1.69%  1.49%   .74%

 ................................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund has operating expenses equal to the contractual expense limit (.95%, 1.70%, 1.50%, .75% for Classes A, B, C and R shares, respectively). Your actual costs may be higher or lower.


                 Redemption               No Redemption
            A      B      C     R     A      B      C     R
Share Class
--------------------------------------------------------------------------------
1 Year    $  513 $  568 $  153 $ 77 $  513 $  173 $  153 $ 77
 ................................................................................
3 Years   $  710 $  854 $  474 $240 $  710 $  536 $  474 $240
 ................................................................................
5 Years   $  923 $1,037 $  818 $417 $  923 $  923 $  818 $417
 ................................................................................
10 Years  $1,537 $1,810 $1,791 $930 $1,537 $1,810 $1,791 $930

 ................................................................................

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 1.83%.


How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       19.39 years
 ................................................................................
Average Duration                        6.64
 ................................................................................
Weighted Average Credit Quality           AA
 ................................................................................
Number of Issues                          69

 ................................................................................

Credit Quality



AAA/U.S. Guaranteed  54%
 ................................................................................
AA                   11%
 ................................................................................
A                    16%
 ................................................................................
BBB                  14%
 ................................................................................
NR                    5%

 ................................................................................

Sector Diversification (Top 5)

                                    [PIE CHART]

Other                               24%
U.S. Guaranteed                     20%
Healthcare                          12%
Tax Obligation/General             12%
Long-Term Care                      16%
Housing/Multi-family                16%


2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                             Section 1 The Funds

     Nuveen Massachusetts Insured
     Municipal Bond Fund


Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 2000. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/


                             Class A Annual Returns
                                         [CHART APPEARS HERE]
         1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
         ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
         11.5    8.9   11.7   -5.0   15.5    3.3    6.9    5.4   -3.2   10.6

During the ten years ending December 31, 2000, the highest and lowest quarterly returns were 6.35% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does include sales charges.



                                          Average Annual Total Returns
                                             for the Periods Ending
                                               December 31, 2000
                                       ..................................
Class                                   1 Year         5 Year         10 Year
-------------------------------------------------------------------------------
Class A (Offer)                             5.90%         3.60%           5.90%
Class B                                     5.69%         3.56%           5.76%
Class C                                    10.03%         3.90%           5.66%
Class R                                    10.86%         4.72%           6.62%
-------------------------------------------------------------------------------
Lehman Brothers Market Benchmark/2/        11.68%         5.84%           7.32%
Lipper Peer Group/3/                       11.97%         5.03%           6.89%

Section 1 The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

Share Class                                   A       B       C       R/5/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases   4.20%/6/ None    None     None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested
Dividends                                    None    None    None     None
 ................................................................................
Exchange Fees                                None    None    None     None
 ................................................................................
Deferred Sales Charge/7/                     None/8/   5%/9/   1%/10/ None

 ................................................................................

Annual Fund Operating Expenses/11/


Paid From Fund Assets


Share Class                                    A     B     C    R
--------------------------------------------------------------------------------
Management Fees                               .55%  .55%  .55% .55%
 ................................................................................
12b-1 Distribution and Service Fees           .20%  .95%  .75%  --%
 ................................................................................
Other Expenses                                .30%  .30%  .30% .30%
 ................................................................................
Total Annual Fund Operating Expenses-Gross+  1.05% 1.80% 1.60% .85%

 ................................................................................


  +After Expense
  Reimbursements
 ..............................
   Expense
  Reimbursements   (.01%)  (.01%) (.01%) (.01%)
 ..............................
   Total Annual
  Fund Operating
   Expenses-Net    1.04%   1.79%  1.59%   .84%

 ..............................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                     Redemption                 No Redemption
Share Class    A      B      C      R      A      B      C      R
--------------------------------------------------------------------------------
1 Year       $  523 $  578 $  163 $   87 $  523 $  183 $  163 $   87
 ................................................................................
3 Years      $  740 $  883 $  505 $  271 $  740 $  566 $  505 $  271
 ................................................................................
5 Years      $  975 $1,088 $  871 $  471 $  975 $  975 $  871 $  471
 ................................................................................
10 years     $1,649 $1,919 $1,900 $1,049 $1,649 $1,919 $1,900 $1,049

 ................................................................................

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/01 was 1.80%.


How the Fund Is Invested (as of 2/28/01)



Portfolio Statistics



Average Effective Maturity       20.88 years
 ................................................................................
Average Duration                        6.14
 ................................................................................
Weighted Average Credit Quality          AAA
 ................................................................................
Number of Issues                          59

 ................................................................................

Credit Quality



Insured                      84%
 ................................................................................
Insured and U.S. Guaranteed  12%
 ................................................................................
U.S. Guaranteed               4%

 ................................................................................

Sector Diversification (Top 5)


                            [PIE CHART APPEARS HERE]
                  Other                                   17%
                  U.S. Guaranteed                         16%
                  Healthcare                              13%
                  Tax Obligation/General                  15%
                  Housing/Multi-family                    21%
                  Education and Civic Organizations       18%

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                        Section 1 The Funds  5

Section 2 How We Manage Your Money

                 To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                 WHO MANAGES THE FUNDS

                 Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

                 The NIM advisers are wholly owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


                 Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                 J. Thomas Futrell has been the portfolio manager for the Massachusetts Fund since July 1998. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986, and currently manages investments for ten Nuveen-sponsored investment companies.


                 Steven J. Krupa has been the portfolio manager for the Massachusetts Insured Fund since March 2001. Mr. Krupa has been a Vice President of Nuveen Advisory since 1990, and currently manages investments for nine Nuveen-sponsored investment companies.


                 For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:


              Nuveen Massachusetts Municipal Bond Fund          .51%
                 ..............................................................
              Nuveen Massachusetts Insured Municipal Bond Fund  .55%

                 ..............................................................
Section 2 How We Manage Your Money

                 WHAT SECURITIES WE INVEST IN

                 Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                 Municipal Bonds


                 The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                 Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                 The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                 The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels-rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.


                 In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or
                 interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to
                 bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.
                                           Section 2 How We Manage Your Money  7

                 Quality Municipal Bonds

                 The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

                 Portfolio Maturity

                 Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                 Insurance

                 The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.


                 Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.


                 The Massachusetts Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

                 Short-Term Investments

                 Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.
Section 2 How We Manage Your Money

                 Forwards and Delayed-Delivery Settlement




                 Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


                 Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. If a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                 HOW WE SELECT INVESTMENTS

                 Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                 Portfolio Turnover

                 Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                 WHAT THE RISKS ARE

                 Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                 Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.
                                              Section 2 How We Manage Your Money

                 Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                 Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                 State concentration risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund.


                 Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                 HOW WE MANAGE RISK


                 In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.


                 Investment Limitations

                 The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                  . 25% in any one industry such as electric utilities or
                    health care.

                  . 10% in borrowings (33% if used to meet redemptions).

                 Hedging and Other Defensive Investment Strategies

                 Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                 Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

10  Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                 We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

                 WHAT SHARE CLASSES WE OFFER

                 Class A Shares

                 You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                    Authorized Dealer
                                       Sales Charge as % of  Sales Charge as % of  Commission as % of
               Amount of Purchase      Public Offering Price Net Amount Invested  Public Offering Price

               Less than $50,000               4.20%                4.38%               3.70%
                 ..............................................................
               $50,000 but less than
               $100,000                        4.00%                4.18%               3.50%
                 ..............................................................
               $100,000 but less than
               $250,000                        3.50%                3.63%               3.00%
                 ..............................................................
               $250,000 but less than
               $500,000                        2.50%                2.56%               2.00%
                 ..............................................................
               $500,000 but less than
               $1,000,000                      2.00%                2.04%               1.50%
                 ..............................................................
               $1,000,000 and over             --/1/                --                  1.00%/1/

                 ..............................................................

                 /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                 Class B Shares

                 You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                   Section 3 How You Can Buy and Sell Shares  11

                 Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase    0-1   1-2   2-3   3-4   4-5   5-6   Over 6

               CDSC                    5%    4%    4%    3%    2%    1%     None

                 ..............................................................

                 Class C Shares

                 You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                 Class R Shares

                 You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

                 HOW TO REDUCE YOUR SALES CHARGE

                 We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                 Class A Sales    Class A Sales    Class R
                 Charge           Charge Waivers   Eligibility
                 Reductions       . Nuveen         . Certain
                 . Rights of        Defined          employees
                   accumulation     Portfolio or     and
                 . Letter of        Exchange-        directors of
                   intent           Traded Fund      Nuveen or
                 . Group            reinvestment     employees of
                   purchase       . Certain          authorized
                                    employees        dealers
                                    and            . Bank trust
                                    directors of     departments
                                    Nuveen or
                                    employees of
                                    authorized
                                    dealers
                                  . Bank trust
                                    departments

                 In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

12  Section 3 How You Can Buy and Sell Shares

                 HOW TO BUY SHARES

                 Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                 Through a Financial Advisor

                 You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                 By Mail

                 You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.


                 Investment Minimums

                 The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                 SYSTEMATIC INVESTING


                 Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.


                 From Your Bank Account

                 You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                 From Your Paycheck

                 With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                                   Section 3 How You Can Buy and Sell Shares  13

                 Systematic Exchanging


                 You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.



                 The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[Chart showing effect of systematic investing and dividend reinvestment]

                 One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.



                 SYSTEMATIC WITHDRAWAL


                 If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.


                 You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.
Section 3 How You Can Buy and Sell Shares

                 SPECIAL SERVICES

                 To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                 Exchanging Shares

                 You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                 The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                 The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                 Fund Direct/SM/

                 The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                 (800) 257-8787 for copies of the necessary forms.

                 Reinstatement Privilege

                 If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                   Section 3 How You Can Buy and Sell Shares  15

                 HOW TO SELL SHARES


                 You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                 Through Your Financial Advisor

                 You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                 By Telephone

                 If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                 By Mail

                 You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:


                  . The fund's name;

                  . Your name and account number;

                  . The dollar or share amount you wish to redeem;

                  . The signature of each owner exactly as it appears on the account;

                  . The name of the person to whom you want your redemption
                    proceeds paid (if other than to the shareholder of record);

                  . The address where you want your redemption proceeds sent
                    (if other than the address of record);

                  . Any certificates you have for the shares; and

                  . Any required signature guarantees.


                  [CAUTION]

                  An Important Note About Telephone Transactions

                  Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


16  Section 3 How You Can Buy and Sell Shares

                 We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                 Redemptions In-Kind

                 The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                 [CAUTION]

                 An Important Note About Involuntary Redemption

                 From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                   Section 3 How You Can Buy and Sell Shares  17

Section 4 General Information

                 To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

                 DIVIDENDS, DISTRIBUTIONS AND TAXES


                 The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month.


                 Payment and Reinvestment Options

                 The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at
                 (800) 257-8787.

                 Taxes and Tax Reporting

                 Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).


                 Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.


                 Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.


                 If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


                 Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 30.5%.

Section 4 General Information

                 Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                 Buying or Selling Shares Close to a Record Date

                 Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.


                 Taxable Equivalent Yields

                 The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                 Taxable Equivalent of Tax-Free Yields



                                To Equal a Tax-Free Yield of:
                 ..............................................................
                                4.00%       4.50%       5.00%       5.50%       6.00%
               Tax Bracket:     A Taxable Investment Would Need to Yield:
                 --------------------------------------------------------------------
               27.5%            5.52%       6.21%       6.90%       7.59%       8.28%
                 ..............................................................
               30.5%            5.76%       6.47%       7.19%       7.91%       8.63%
                 ..............................................................
               35.5%            6.20%       6.98%       7.75%       8.53%       9.30%
                 ..............................................................
               39.1%            6.57%       7.39%       8.21%       9.03%       9.85%

                 ..............................................................

                 The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

                 DISTRIBUTION AND SERVICE PLANS

                 Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                 Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going
                                                   Section 4 General Information
                 basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

                 NET ASSET VALUE


                 The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                 In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

                 FUND SERVICE PROVIDERS

                 The custodian of the assets of the funds is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


20  Section 4 General Information

  Section 5 Financial Highlights

                    The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Massachusetts Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  -------------------------
                                             Net
                                       Realized/
                                      Unrealized                                    Ending
                 Beginning        Net Investment                Net                    Net
Year Ended       Net Asset Investment       Gain         Investment  Capital         Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains Total   Value Return(a)
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.26       $.50      $ .44  $ .94       $(.50)     $-- $(.50) $ 9.70     10.34%
 2000                10.07        .50       (.82)  (.32)       (.49)      --  (.49)   9.26     (3.21)
 1999                10.08        .51       (.01)   .50        (.51)      --  (.51)  10.07      5.05
 1998                 9.89        .52        .19    .71        (.52)      --  (.52)  10.08      7.38
 1997                 9.94        .53       (.07)   .46        (.51)      --  (.51)   9.89      4.73
Class B (3/97)
 2001                 9.28        .43        .44    .87        (.43)      --  (.43)   9.72      9.60
 2000                10.10        .43       (.83)  (.40)       (.42)      --  (.42)   9.28     (4.02)
 1999                10.10        .43        .01    .44        (.44)      --  (.44)  10.10      4.40
 1998(c)              9.88        .45        .22    .67        (.45)      --  (.45)  10.10      6.93
Class C (10/94)
 2001                 9.20        .44        .45    .89        (.45)      --  (.45)   9.64      9.89
 2000                10.02        .44       (.82)  (.38)       (.44)      --  (.44)   9.20     (3.87)
 1999                10.02        .45         --    .45        (.45)      --  (.45)  10.02      4.62
 1998                 9.83        .47        .19    .66        (.47)      --  (.47)  10.02      6.85
 1997                 9.89        .45       (.08)   .37        (.43)      --  (.43)   9.83      3.90
Class R (12/86)
 2001                 9.24        .52        .43    .95        (.52)      --  (.52)   9.67     10.58
 2000                10.05        .52       (.82)  (.30)       (.51)      --  (.51)   9.24     (3.03)
 1999                10.05        .52        .01    .53        (.53)      --  (.53)  10.05      5.36
 1998                 9.86        .54        .19    .73        (.54)      --  (.54)  10.05      7.60
 1997                 9.91        .54       (.06)   .48        (.53)      --  (.53)   9.86      4.99
-----------------------------------------------------------------------------------------------------
Class
(Inception
Date)                     Ratios/Supplemental Data
                 ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $18,433        .95%       5.27%        13%
 2000                16,814        .96        5.17         15
 1999                15,134        .95        5.01         10
 1998                 9,291        .95        5.25         17
 1997                 7,200        .99        5.24         10
Class B (3/97)
 2001                 4,198       1.70        4.52         13
 2000                 3,730       1.71        4.42         15
 1999                 3,226       1.71        4.29         10
 1998(c)                763       1.70*       4.48*        17
Class C (10/94)
 2001                 6,591       1.50        4.71         13
 2000                 4,730       1.51        4.63         15
 1999                 3,696       1.50        4.47         10
 1998                 1,924       1.50        4.69         17
 1997                   913       1.73        4.51         10
Class R (12/86)
 2001                68,208        .75        5.47         13
 2000                66,055        .76        5.35         15
 1999                75,750        .75        5.19         10
 1998                72,934        .75        5.45         17
 1997                72,912        .75        5.48         10
-----------------------------------------------------------------------------------------------------


 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2001 are .94%, 1.69%, 1.49% and .74% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 5.29%, 4.54%, 4.73% and 5.48% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.
                                                  Section 5 Financial Highlights

Nuveen Massachusetts Insured Municipal Bond Fund



Class
(Inception
Date)                         Investment Operations         Less Distributions
                           ----------------------------  --------------------------
                                             Net
                                       Realized/
                                      Unrealized                                     Ending
                 Beginning        Net Investment                Net                     Net
Year Ended       Net Asset Investment       Gain         Investment  Capital          Asset     Total
February 28/29,      Value     Income     (Loss)  Total      Income    Gains  Total   Value Return(a)
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.77       $.49      $ .55  $1.04       $(.50)   $(.01) $(.51) $10.30     10.93%
 2000                10.59        .50       (.81)  (.31)       (.50)    (.01)  (.51)   9.77     (2.95)
 1999                10.57        .51        .02    .53        (.51)      --   (.51)  10.59      5.09
 1998                10.38        .52        .19    .71        (.52)      --   (.52)  10.57      7.04
 1997                10.49        .53       (.12)   .41        (.52)      --   (.52)  10.38      4.02
Class B (3/97)
 2001                 9.78        .42        .55    .97        (.43)    (.01)  (.44)  10.31     10.06
 2000                10.59        .43       (.81)  (.38)       (.42)    (.01)  (.43)   9.78     (3.59)
 1999                10.57        .43        .02    .45        (.43)      --   (.43)  10.59      4.32
 1998(c)             10.36        .44        .21    .65        (.44)      --   (.44)  10.57      6.45
Class C (9/94)
 2001                 9.75        .44        .54    .98        (.44)    (.01)  (.45)  10.28     10.29
 2000                10.56        .45       (.81)  (.36)       (.44)    (.01)  (.45)   9.75     (3.43)
 1999                10.54        .45        .02    .47        (.45)      --   (.45)  10.56      4.51
 1998                10.35        .46        .19    .65        (.46)      --   (.46)  10.54      6.45
 1997                10.47        .45       (.13)   .32        (.44)      --   (.44)  10.35      3.17
Class R (12/86)
 2001                 9.78        .51        .55   1.06        (.52)    (.01)  (.53)  10.31     11.11
 2000                10.59        .52       (.80)  (.28)       (.52)    (.01)  (.53)   9.78     (2.68)
 1999                10.57        .53        .01    .54        (.52)      --   (.52)  10.59      5.26
 1998                10.38        .54        .19    .73        (.54)      --   (.54)  10.57      7.23
 1997                10.50        .54       (.12)   .42        (.54)      --   (.54)  10.38      4.16
------------------------------------------------------------------------------------------------------
Class
(Inception                 Ratios/Supplemental Data
Date)            ---------------------------------------------
                                          Ratio of
                                               Net
                              Ratio of  Investment
                              Expenses   Income to
                 Ending Net to Average     Average  Portfolio
Year Ended           Assets        Net         Net   Turnover
February 28/29,       (000)  Assets(b)   Assets(b)       Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $14,669       1.05%       4.92%         8%
 2000                11,984       1.01        4.99         10
 1999                11,208       1.01        4.77         11
 1998                 8,679       1.03        4.98         23
 1997                 7,459       1.04        5.02         10
Class B (3/97)
 2001                 2,308       1.80        4.17          8
 2000                 1,550       1.76        4.23         10
 1999                 1,650       1.75        4.03         11
 1998(c)                666       1.80*       4.20*        23
Class C (9/94)
 2001                 1,667       1.60        4.37          8
 2000                 1,355       1.56        4.42         10
 1999                 1,675       1.56        4.22         11
 1998                 1,293       1.58        4.43         23
 1997                   957       1.78        4.29         10
Class R (12/86)
 2001                53,878        .85        5.12          8
 2000                51,039        .81        5.17         10
 1999                57,281        .81        4.97         11
 1998                56,707        .83        5.18         23
 1997                57,076        .80        5.26         10
------------------------------------------------------------------------------------------------------


 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.04%, 1.79%, 1.59% and .84% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 4.93%, 4.18%, 4.38% and 5.13% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.
Section 5 Financial Highlights

Appendix Additional State Information

                 Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


                 Massachusetts

                 The Massachusetts (the "Commonwealth") economy has fully recovered from the recession of the early 1990's and continues its above average economic growth. The strongest in New England, the Commonwealth's economy has also performed well relative to the national economy across several indicators. Unemployment remains below the national average, registering 2.9% in April 2001 versus the national rate of 4.5% for the same time period. Per capita income levels remain high at approximately $37,992, placing Massachusetts second among the states for per capita income levels. The Commonwealth's per capita income growth rate of 9.9% in 2000, was also well above the national growth rate. The Commonwealth's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the Commonwealth's economy. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment. Recently, employment growth has slowed somewhat, in part because of tightening labor. The Commonwealth continues to lose manufacturing employment, but those losses are being partially offset by gains in the service and construction sectors.


                 The Massachusetts economy is fairly concentrated in the eastern portion of the Commonwealth, with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the Commonwealth have benefited from the economic growth described above, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values. According to preliminary results from the 2000 Census, the Commonwealth's population increased by 5.5% over 1990 levels, which ranks the Commonwealth 13th in the nation. It appears that the majority of Massachusetts' moderate population growth occurred in remote communities outside of the Commonwealth's urban areas. According to one report, the Commonwealth's 15 largest cities only accounted for 10% of its total population growth during the 1990's.

                                                                        Appendix

                 In 1983, construction began on the Central Artery/Tunnel Project (the "Big Dig" or "CA/T"), which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate-93), which connects the city's Downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points.


                 According to project managers, construction on the Big Dig is approximately 71% complete, with construction expected to conclude in 2004. The project has incurred several cost overruns in recent years and remains under federal investigation regarding securities law disclosure requirements. Consequently, there can be no assurance that future cost revisions will not occur, or whether these revisions will result in additional expenditures by the Commonwealth. Through June 2001, approximately $6.8 billion of debt obligations had been issued for the Big Dig by various entities including the Commonwealth, the Massachusetts Turnpike Authority and the Massachusetts Port Authority. The Commonwealth has also secured additional grant funding from the Federal Highway Administration for construction costs associated with the project. The most recent cost projection for the project is approximately $14 billion.


                 Debt Ratings. As of June 1, 2001, Moody's, Standard & Poor's and Fitch maintained their Aa2, AA-, and AA- ratings, respectively on the Commonwealth's general obligation debt. The major rating agencies also affirmed their Aa2, AA-, and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the Commonwealth's and City's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the City of Boston or the Commonwealth will maintain their current credit ratings.





                 Tax Treatment.

                 The funds' regular monthly dividends will generally not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under Federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, dividends attributable to interest earned on municipal obligations of other states or the District of Columbia, or realized capital gains. If you file tax returns in states other than Massachusetts, fund distributions may be subject to tax in those states. If you sell or exchange fund shares, you may realize a capital gain or loss on the transaction for tax purposes.


                 The treatment of corporate shareholders differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

Appendix

N U V E E N
      Investments

      Nuveen Investments
      333 West Wacker Drive
      Chicago, IL 60606-1286

      (800) 257-8787
      www.nuveen.com

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                       Louisiana                   North Carolina
California/2/                 Maryland                    Ohio
Colorado                      Massachusetts/2/            Pennsylvania
Connecticut                   Michigan                    Tennessee
Florida                       Missouri                    Virginia
Georgia                       New Jersey                  Wisconsin
Kansas                        New Mexico
Kentucky                      New York/2/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

The funds' Investment Company file number is 811-07755.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. Sec fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

                                                              June 28, 2001


NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Multistate Trust II dated June 28, 2001. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.


TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-37
Investment Adviser and Investment Management Agreement..................... S-47
Portfolio Transactions..................................................... S-49
Net Asset Value............................................................ S-49
Tax Matters................................................................ S-50
Performance Information.................................................... S-58
Additional Information on the Purchase and Redemption of Fund Shares....... S-67
Distribution and Service Plan.............................................. S-75
Independent Public Accountants and Custodian............................... S-77
Financial Statements....................................................... S-77
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1


  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund) (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund) (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund) (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond
Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.


  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities.


  The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.


Insurance

  Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the

Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

  In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

  Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal

Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  Ambac Assurance Corporation

  Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,568,000,000 (unaudited) and statutory capital of approximately $2,787,000,000 (unaudited) as of March 31, 2001. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.


  Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

  Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the presentation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "Ambac Assurance Corporation".

  Financial Security Assurance Inc. ("Financial Security")

  Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.


  At March 31, 2001, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,430,595,000 and its total unearned premium reserve was approximately $730,490,000 in accordance with statutory accounting principles. At March 31, 2001, Financial Security's total shareholders' equity was approximately $1,547,252,000 and its total net unearned premium reserve was approximately $600,774,000 in accordance with generally accepted accounting principles.


  Copies of Financial Security's financial statements and annual and quarterly reports prepared in accordance with statutory accounting practices will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention: Communications Department (telephone (212) 826-0100).


  The Policy does not protect investors against changes in market value of the Bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the Bonds or the advisability of investing in the Bonds. Financial Security makes no representation regarding the SAI, nor has it participated in the preparation thereof, except that Financial Security has provided to Nuveen the information presented under this caption for inclusion in the SAI.





  MBIA Insurance Corporation ("MBIA")

  The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

  As of December 31, 2000 the Insurer had admitted assets of $7.6 billion (audited), total liabilities of $5.2 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2001, the Insurer had admitted assets of $7.8 billion (unaudited), total liabilities of $5.4 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

  Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545. The Insurer's SEC filings are also available to the public over the Internet at the Insurer's web site at http://www.mbia.com.


  The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  Financial Guaranty Insurance Company ("Financial Guaranty")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond.

prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2001, the total capital and surplus of Financial Guaranty was approximately $1.132 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau (telephone number: (212) 480-
5187).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Funds or the Board of Trustees of the Funds.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of Ambac Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.


   The portfolio turnover rates for the 2000 and 2001 fiscal year-ends of the Funds were:



                                                                        Fiscal
                                                                         Year
                                                                       2000 2001
                                                                       ---- ----
      Nuveen New York Municipal Bond Fund............................. 19%  28%
      Nuveen New York Insured Municipal Bond Fund..................... 16%  15%
      Nuveen New Jersey Municipal Bond Fund........................... 26%  12%
      Nuveen California Municipal Bond Fund........................... 31%  39%
      Nuveen California Insured Municipal Bond Fund................... 44%  16%
      Nuveen Connecticut Municipal Bond Fund.......................... 22%   7%
      Nuveen Massachusetts Municipal Bond Fund........................ 15%  13%
      Nuveen Massachusetts Insured Municipal Bond Fund................ 10%   8%


When-Issued or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

  Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to California

  Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.




Economic Overview


  The State's economy has experienced steady growth and diversification out of the recession of the early 1990's. The pace of growth substantially accelerated during recent years, backed by strength in high-tech manufacturing, retail trade, business services and real estate. Total personal income in the State increased by 10.5% during 2000 to an estimated $1,093 billion, accounting for 13% of all personal income in the nation and capturing 18% of the nation's personal income growth. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors. Unemployment has declined dramatically from its 10% recession peak and through the first quarter of this year, the State's 4.7% unemployment rate is at a 30-year low.


  While employment growth still ranks among the top of the nation, it slowed moderately as a result of layoffs and hiring freezes by dot com services and high-tech industries, such as computer, electronic and telecom equipment manufacturing. The downturn in the State's vital high-tech sector not only affects the level of production and employment, but also weakens venture capital investment into the State and the wealth level of the State's residents, many of whom suffered huge losses from recent declines in the stock market. On the other hand, the on-going power crisis, already resulting in blackouts, rate hikes, bankruptcy of the State's largest utility and downgrades of the State's general obligation bonds, could further cloud the State's business climate, hurt residents' purchasing power and dampen the economy.


  Despite the above-mentioned risks, the State's economy is holding up reasonably well to date, supported by a strong housing market and growing residential construction. Employment growth in construction was 7.1% from March 2000 to March 2001. Demand still outpaces supply and prices remain stable.


Energy Crisis


  Electricity demand in California has been rising at a rapid pace as a result of economic growth, population influx, and the electric power needs of a larger information technology and telecommunication infrastructure. Generation capacity growth has not kept pace with this strong demand due to severe zoning restrictions, air quality mandates and uncertainty over prices in the new deregulated electric market. In fact, no new power plants have been constructed in the State in the last ten years, although peak demand is substantially higher. This supply/demand imbalance, combined with unusual weather and some plant shutdowns, has caused severe volatility and price spikes in the State's wholesale power market.


  The deregulation legislation passed in California four years ago required that investor owned utilities (IOUs) sell off most of their generation plants and purchase electricity daily on the State's newly created Power Exchange. At the same time, retail rates were frozen until the earlier of either 2002 or until all of the utilities' stranded costs were paid off. When wholesale prices skyrocketed while retail rates were restrained, IOUs suffered an imbalance between costs and revenues and therefore huge uncovered losses emerged which stressed cash positions. The State's largest IOU, Pacific Gas & Electric Company, filed for Chapter 11 bankruptcy protection in April 2001.


  Due to the lack of credit and liquidity of the State's IOUs, the State was forced to purchase power on the spot market on their behalf and to fund the purchase through the State's General Fund cash advances. Running at a rate of over $1 billion per month, the power purchases are significantly depleting the General Fund reserves and weakening the State's liquidity position. The State Legislature passed Senate Bill 31 authorizing the issuance of $13.4 billion in revenue bonds to fund future purchases and repay the General Fund for past advances. Before the law goes into effect in late summer, the State Treasury will continue to serve as the source of funds for power purchases.


  The power crisis, which has already caused blackouts and consumer rate hikes, will continue to present risks. On the positive side, California has 15 major power plants approved, which will add substantial new capacity (9,873 megawatts). A number of other plants are planned. Although this will not ease the current supply/demand imbalance, it will resolve the supply issue in the long run.



Constitutional Limitations on Taxes, Other Charges and Appropriations
  Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

  Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes."

The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4.0 billion under the limit for fiscal year 1997-98.


  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.


Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of March 1, 2001, the State had outstanding approximately $19.1 billion of long-term general obligation bonds, and $6.5 billion of lease debt supported by the State General Fund. The State also had about $9.3 billion of authorized and unissued general obligation bonds.


Recent Financial Results

  The total General Fund revenue in fiscal year 2000 was $71.3 billion. The principal sources of General Fund revenues were the California personal income tax (55% of total revenues), the sales and use tax (30%) and bank and corporation taxes (10%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. As of June 30, 2000, total General Fund balances ended at $8.4 billion with $6.2 billion undesignated. Due to the economic and revenue impact of economic weakening, the May revision to the Governor's Fiscal 2002 Submisson revised tax revenue forecasts.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

  Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak as of June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal government;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

  Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year. Therefore, a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

  The accumulated budget deficits in the early 1990's, together with other factors such as the disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, resulted in a significant reduction in the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on the issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.



  Proposed 2001-02 Budget. In January 2001, the Governor released his proposed budget for fiscal year 2001-02. Based on the Governor's May revision, the projection of General Fund revenues was reduced by $4.6 billion to reflect expectations of lower stock option and capital gains income. The General Fund balance was also reduced from $3.1 billion to $1.8 billion, which gave the State limited financial flexibility and very little cushion for further deterioration.


Bond Ratings


  Before recent ratings downgrades, the State was rated AA by both Standard & Poor's and Fitch and Aa2 by Moody's. However, increasing financial risks associated with the national economic slowdown, high-tech sector correction, energy crisis and the weakened General Fund position triggered two agencies to downgrade their ratings. Standard & Poor's downgraded the State's long term general obligation bonds rating from AA to A+ in April 2001, and Moody's downgraded the rating from Aa2 to Aa3 in May 2001. Both agencies maintain a negative outlook.


  The ratings on the State of California Lease Appropriation Revenue Bonds, the California State University System Bonds, and hospital bonds insured under the Cal-Mortgage program, and California Veteran's General Obligation Bonds were also affected.


  These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that the State of California will maintain its current credit ratings.









Legal Proceedings
  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers
Other Issuers of California Municipal Obligations

  There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following the passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing a loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June, 1997 in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time challenging the constitutionality of such lease arrangements.

Other Considerations
  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and Standard & Poor's suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. Presently, it is not possible to predict the extent to which any such legislation will be enacted. Nor is it possible to determine the impact of any such legislation on California Municipal Obligations in which the Funds may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer having obtained earthquake insurance coverage at reasonable rates; (ii) an insurer performing on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government appropriating sufficient funds within their respective budget limitations.

Factors Pertaining to Connecticut

  Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  Economy. While the Connecticut economy, like the national economy, is slowing, it remains healthy. The State has reclaimed the jobs it lost to the recession of the early 1990's, but Connecticut continues to lag national averages in job growth. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has become more diversified, benefiting from growth in service sector employment in business and personal services, biotechnology, software development, communications, pharmaceuticals, and gaming. Unemployment has improved and is now below national averages, registering 2.0% in April 2001 versus the national average of 4.5% for that same time period. Connecticut posted income gains near the national average in 2000 and maintained its top ranking among states in per capita personal income ($40,640).


  According to preliminary results from the 2000 Census, Connecticut's population has increased by only 3.6% over the most recent decade, which represents the fourth lowest population increase in the nation. Although population growth has been stagnant, the majority of the expansion that has occurred, has been outside of Connecticut's major cities, while the State's urban areas continue to grapple with population losses resulting from migration to the nearby metropolitan areas of New York City and Boston. Connecticut's three largest cities, Hartford, New Haven, and Bridgeport, all reported population declines during the 1990's and continue to struggle with above average rates of unemployment and lower per capita income levels.


  Recent Financial Results. The principal sources of revenue in the State's General Fund during fiscal year 2000 were personal income tax receipts and sales tax collections which accounted for 31% and 26% of total General Fund revenues respectively. The State posted a $77 million General Fund deficit in fiscal year 2000, which is the first deficit after four years of consecutive surpluses. According to the State's Fiscal Year 2000 comprehensive annual report, the operating deficit was primarily attributable to increasing Medicaid accruals and the financing of various non-recurring expenditures with surplus funds reserved from prior years. Despite the current General Fund deficit, Connecticut's Budget Reserve Fund closed fiscal year 2000 with a remaining balance of $564 million.


  Litigation. The State, its units, and employees are parties to several legal proceedings which normally occur in government operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Specifically in May 2000, the State settled a lawsuit that charged that State Police violated the Constitutional rights of thousands of people by taping phone calls over a period ranging from 1978 to 1989. Connecticut's exposure to potential claims is limited to $12 million, which has been appropriated from the State's June 30, 1999 surplus. There are several other legal proceedings in which the State is involved, which may be adversely decided against the State. It is unknown what effect, if any, these possible adverse decisions may have on future State expenditures or revenue sources of the State.

  Ratings. As of June 1, 2001, Moody's, Standard & Poor's, and Fitch maintained Aa3, AA, and AA ratings on the State's general obligation debt. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that the State of Connecticut will maintain its current credit ratings.





  Other Issues of Connecticut Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State of Connecticut that issue Municipal Obligations, some of which may be

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conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of Connecticut. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Connecticut Obligations.

Factors Pertaining to Massachusetts

  Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The Massachusetts economy has fully recovered from the recession of the early 1990's and continues its above average economic growth. The strongest in New England, the Commonwealth's economy has also performed well relative to the national economy across several indicators. Unemployment remains below the national average, registering 2.9% in April 2001 versus the national rate of 4.5% for the same time period. Per capita income levels remain high at approximately $37,992, 128% of the national average, placing Massachusetts second among the states for per capita income levels. The Commonwealth's per capita income growth of 9.9% in 2000 was also well above national growth rates. Population growth has also been good. According to preliminary results from the 2000 Census, the Commonwealth's population increased by 5.5% between 1990 and 2000, which ranks the Commonwealth 13th in the nation in population growth. The Commonwealth's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the Commonwealth's economy. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.


  Recently, employment growth has slowed somewhat, in part because of tightening labor. The Commonwealth continues to lose manufacturing employment, but those losses are being partially offset by gains in the service and construction sectors. Large public works projects in the Boston area, including the $14 billion Central Artery Project and the $1.0 billion modernization program at Logan International Airport, have contributed construction jobs.


  The Massachusetts economy is fairly concentrated in the eastern portion of the Commonwealth, with more than 50% of its total population residing in the metropolitan Boston area. Of the 17 Fortune 500 companies located in the State in 1998, 15 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth have benefited from the economic growth described above, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.


  Central Artery/Tunnel Project. Although the massive Central Artery/Tunnel Project ("The Big Dig" or "CA/T") appears to be on schedule for its projected 2004 completion, the Massachusetts Turnpike Authority

("MTA"), which serves as lead manager on the project, disclosed in February 2000 that the project was $1.4 billion over its original $11.7 billion budget estimate. On May 18, 2000 Governor Celluci's proposal to finance the project's shortfall, a $2.4 billion "Big Dig Bailout" bill anchored primarily by revenues generated through additional auto registration fees in the Commonwealth, received legislative approval. Although the Commonwealth has apparently resolved the project's current budget shortfall, there is no assurance that future cost revisions will not occur or if these revisions will result in additional expenditures by the Commonwealth. Through June 2000, approximately $6.8 billion of debt obligations had been issued for the CA/T Project.


  In 1983, construction began on the Central Artery/Tunnel Project, which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate-93), which connects the city's Downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points. The Tunnel was opened to commercial traffic only in December 1999. When all work is completed, which is expected in 2001, the Tunnel will be open to all traffic. In addition to providing a link to Boston's airport, the Tunnel will also provide a connection to the Massachusetts Turnpike.


  Recent Financial Results. The Commonwealth's revenues exceeded expenditures in fiscal year 2000, for the tenth consecutive year. The Commonwealth ended fiscal year 2000 with a governmental fund balance of $2.8 billion and its "Rainy Day" fund balance increased to $1.6 billion, which represents approximately 6% of fiscal year 2000 total revenue estimates.


  2001 Fiscal Year Budget. The budget for 2001 provides for total expenditures and appropriations of approximately $27.9 billion, a 5% increase over fiscal year 2000 spending. Estimated budget revenues and other revenue sources are expected to reach $22.6 billion, a 1.1% increase over fiscal year 2000 revenues. Revised estimates project tax revenues reaching $16.3 billion, an increase of 4.9% over fiscal year 2000.


  Debt Ratings. As of June 1, 2001, Moody's, Standard & Poor's, and Fitch maintained their Aa2, AA-, and AA- ratings, respectively on the Commonwealth's general obligation debt. The major rating agencies also affirmed their Aa2, AA- , and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the Commonwealth's and City's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, it cannot be assumed that the City of Boston or the Commonwealth will maintain their current credit ratings.


  Despite the cost overruns that have been associated with the CA/T Project, the credit ratings of the entities that share the cost burden of the project, including the Massachusetts Turnpike Authority (MTA) and the Massachusetts Port Authority (Massport), have not been affected. The credit ratings assigned to MTA debt obligations were maintained at Aa3, AA-, and AA- and Massport ratings were also maintained at Aa3, AA-, and AA.


  These ratings reflect the credit quality of the MTA and Massport only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, there can be no assurance that these entities will maintain their current credit ratings.


  In the late 1980's and early 1990's, the Commonwealth and certain of its public bodies and municipalities faced serious financial difficulties which affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. While many of the financial and economic challenges are being addressed, difficulties could arise again in the future. Such financial difficulties could result in declines in the market values of, or default on, existing obligations including the

Funds' Massachusetts Obligations. Should there be during the term of the Funds a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Funds' Massachusetts Obligations and interest income to the Funds could be adversely affected.


  Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of January 1, 2001 was approximately $12.4 billion. The Commonwealth's total bond and note liabilities as of January 1, 2001, including guaranteed bond and contingent liabilities were approximately $17.4 billion.


  Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities. Starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth. The Commonwealth continues its demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels. In addition, Medicaid expenditures have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.


  As a result of comprehensive legislation approved in January 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal years 1996, 1997 and 1998 are estimated to be increased to approximately $1.007 billion, $1.061 billion and $1.065 billion, respectively.


  Litigation. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the Commonwealth arising from alleged torts, alleged breaches of contracts, environmental disputes, and other alleged violations of State and Federal laws. Included in the Commonwealth's outstanding litigation are a number of cases challenging the Commonwealth's school district financing formulas, as well as various disputes arising from the Division of Medical Assistance's prepayment and post-payment review programs. Adverse judgments in these matters generally could result in the expenditure of the Commonwealth's funds. However, the Commonwealth is unable to estimate its total exposure to these claims.


  Tax Limitation Measures. The Commonwealth and its cities and towns operate under certain revenue-raising limitations. Proposition 21/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the State and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.


  Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

Factors Pertaining to New Jersey

  Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invests in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New Jersey Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. New Jersey's economic base remains healthy and among the most diverse in the country. Despite some recent job losses in the communications, chemicals and securities industries, the State's economic growth rate continues to outpace regional growth rates. The State has recovered the jobs it lost during the national recession of the early 1990s, which affected New Jersey and much of the Northeast region with particular severity. Although it has risen slightly relative to last year because of the recent downsizings, the State's unemployment rate, which was 3.8% in April 2001, remains below the national average, which was 4.5% during the same time period. In addition, volatile stock market performance in recent months has also resulted in significant job cutbacks in the financial services sector at many of the State's major securities firms. Although its income growth rate equaled the national rate in 2000, New Jersey remains one of the country's wealthiest states, ranking third among the states in per capita income, which was $36,983 in 2000.



  On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. Fiscal Year 1998 marked the implementation of a new school funding formula specified by the Comprehensive Education Improvement and Financing Act of 1996. However, late in 1997, the State Supreme Court found that the new law still provided insufficient funding. In response, the State increased its budgeted aid for fiscal 1998 to provide parity aid to affected districts. On May 21, 1998, the State Supreme Court accepted the State's plan to use a nationally acclaimed reading-based program called "Success for All" and other "whole-school reforms" to assure the "thorough and efficient" education required by the State constitution.

  In October of 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market to competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced ratings downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash and the inclusion of $20 million in FY97 and FY98 budgets.


  Various New Jersey solid waste issuers have encountered financial difficulty in meeting debt service obligations in recent years. Although the State has intervened somewhat by creating an emergency reserve for financially distressed solid waste issuers, concerns surrounding the overall fiscal health of the solid waste sector remain.

  The healthcare environment for New Jersey hospitals improved, with operating margins moving from negative territory in 1999 to breakeven in 2000. The improvement came in large part from State payments in response to the difficult operating environment, including extraordinary payments to pay for indigent care as well as settlements relating to 1998 HMO failures. However, the situation in New Jersey remains difficult because of a large number of competing hospitals and a difficult payor environment.


  State Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, disputes arising from the alleged disposal of hazardous waste, and other alleged violations of State and Federal laws. Adverse judgments in these matters generally could result in the expenditure of State funds. However, the State is unable to estimate its total exposure to these claims.


  Debt Ratings. As of June 1, 2001, the State's general obligation bonds were rated Aa1, AA+, and AA+ by Moody's, Standard & Poor's and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that the State of New Jersey will maintain its current credit ratings.


  Other Issuers of New Jersey Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of New Jersey. The brief summary presented above does not address, nor does it attempt to address, any difficulties and the financial situations of these other issuers of New Jersey Obligations.



Factors Pertaining to New York

  Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  (1) The State: The slowdown in the national economy is also affecting New York State. The automobile industry, which is one of largest employers in upstate New York, continues to experience layoffs resulting from slowdowns throughout the manufacturing sector. Despite continued layoffs and slowing job growth, unemployment rates have actually improved slightly since April 2000. As of April 2001, the City and State recorded unemployment rates of 5.2% and 4.1% respectively. New York State remains one of the wealthier states in the nation. The State's 2000 average per capita personal income was $34,547, which represents a 1.8% increase over 1999 levels.

  Disparities between the performance of the upstate and downstate economies remain. Improvement in the upstate economy was not as pronounced as in downstate areas, like New York City, because many upstate communities did not participate as fully in the economic expansion of the late 1990's. Population and employment growth levels in the upstate counties were minimal and did not approach averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas. For example, preliminary results from the 2000 Census indicate that several major upstate cities, including Buffalo, Rochester, and Albany, lost population while New York City's population increased approximately 9.4% during the 1990's and is currently at record high levels.


  Indebtedness. As of March 31, 2000, the total amount of State general obligation debt stood at $4.5 billion. The State's general obligation debt is voter approved.


  In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund a capital reserve, costs of issuance and, in certain cases, capitalized interest. To date, LGAC has issued all of its authorization. Any issuance of bonds by LGAC in the future will be for refunding purposes only.


  Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (non-voter approved), the debt service for which is paid from State appropriations. As of March 31, 2000, there was $24.7 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $600 million of "moral obligation financings" as of March 31, 2000, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.


  State Budget. As of June 1, 2001, the State had not yet adopted a budget for its 2002 fiscal year, which began on April 1, 2001. The date of adoption cannot be determined.


  The State has not approved its annual budget in a timely manner in several years. To provide for the payment of debt service and to prevent the disruption of essential services, the State has established procedures for approving necessary funding for key services without a budget in place. Because of the history of late budgets, these procedures have become fairly institutionalized and have enabled the State to continue operations without significant disruption.


  State Debt Ratings. In December 2000, Standard & Poor's upgraded its ratings on New York State's general obligation debt to AA from A+, citing the steady improvement in the State's economy and better management of its long-term capital needs. In February 2001, Fitch upgraded its rating on the State's general obligation debt to AA from A+, citing New York State's increased financial discipline, particularly related to its long-term debt burden, as well as improvement in the State's overall credit profile. As of June 1, 2001, Moody's maintained its A2 rating on the State's general obligation debt. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, it cannot be assumed that New York State will maintain its current credit ratings.


  (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.


  Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. Overall, the City's economy improved in fiscal year 1998. Much of the increase can be traced to the performance of the financial industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted.


  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).


  Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval to City financial plans, proposed borrowings and certain contracts.


  The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be any adverse effects on the City's cash flow and additional City expenditures as a result of such delays.


  Indebtedness. New York City and related organizations issue debt to fund capital and other improvements in the City.


  New York City general obligation debt. The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on City term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the New York State Constitution to 10% of the average of five years' full valuations of taxable real estate.


  Municipal Assistance Corporation. Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City nor a credit of the City has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax and certain per capita aid, subject in each case to appropriation by the State Legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service requirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only.


  New York City Municipal Water Finance Authority. Established in 1985, the New York City Municipal Water Finance Authority (MWFA) issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.


  New York City Transitional Finance Authority. The New York City Transitional Finance Authority (TFA) was created in March 1997 to assist the City in funding its capital program.


  Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City nor a creditor of the City has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.


  New York City Tobacco Settlement Asset Securitization Corporation. The New York City Tobacco Settlement Asset Securitization Corporation (TSASC) was created in November 1999 to further assist the City in funding its capital programs.


  TSASC is a special-purpose, bankruptcy-remote, not-for-profit corporation authorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds which are issued by TSASC are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was structured such that forecasted revenues are in excess of annual debt service requirements, with the residual flowing back to New York City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State of New York or the City. Furthermore, neither the revenues nor the taxing power of New York State or the City is pledged towards debt service payments.


  As of June 30, 2000, the City had $26.6 billion in general obligation debt outstanding. Related City issuers--MAC, TFA, and MWFA--had $3.5 billion, $5.92 billion, and $9.41 billion in revenue bonds outstanding, respectively. TSASC did not issue any additional long-term debt obligations during fiscal year 2000. As of June 1, 2001, $709 million in TSASC debt remained outstanding.


  Debt Ratings. In August 2000, Moody's upgraded its ratings on New York City's general obligation debt to A2 from A3 citing the City's renewed economic strength and its good financial management. In September 2000, Standard & Poor's upgraded its ratings on the City's general obligation debt to A from A-, citing the City's strong commitment to improving financial performance, as well as the City's steady economic expansion across most sectors. As of June 1, 2001, Fitch maintained its A+ rating on New York City's general obligation debt.


  In addition, Moody's, Standard & Poor's and Fitch have rated New York City MAC obligations Aa1, AA+, and AA respectively. TFA obligations are rated Aa2, AA+, and AA+, respectively. The credit ratings for both MAC and TFA reflect recent ratings upgrades by Moody's and Standard & Poor's which were the result of solid coverage levels, the fundamental strengths of both programs, as well as the resurgence of the New York City economy in recent years.


  TSASC obligations have been assigned ratings of Aa3, A, and A+, with higher ratings assigned to short and/or intermediate maturity ranges of the unique bond issue. Debt obligations of the MWFA have been assigned ratings of Aa2, AA, and AA by the rating agencies.


  These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, it cannot be assumed that New York City or the State of New York will maintain their current credit ratings.


  The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the

City's ability to carry out its financial plan. As of June 30, 2000, the City estimated its potential future liability on outstanding claims to be $3.5 billion.


  (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of the Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.


  Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. A default, if it were to occur, would likely have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.


  As of March 31, 2000, the State reported that its public benefit corporations had an aggregate of $49.8 billion of outstanding debt, some of which was State-supported and State-related debt.


  (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.


  (5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Such requests could occur again in the future, which could impact the State's financial position. The State does have some oversight authority over some of these localities; State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.


  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for the City of Yonkers (the "Yonkers Board" or "EFCB") by the State in 1984. Consequently, the State of New York supervised the financial affairs of Yonkers by requiring that financial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.


  In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh, and is expected to remain in existence until 2004. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls, have faced budget deficits, as Federal and State aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.

  Ongoing budgetary difficulties experienced by Nassau County ("Nassau") resulted in the State's appointment of National Association of Securities Dealers (NASD) Chairman and CEO, Frank Zarb as special advisor to the County in March of 2000. Pending legislative approval from Nassau, the State and Mr. Zarb have proposed a plan which would create the Nassau Interim Finance Authority
(NIFA). NIFA would serve as a temporary financing mechanism which would aid Nassau in restructuring its excessive amount of outstanding debt, as well as provide an estimated $100 million of transitional aid from the State over a 5-year period. However, State assistance is contingent on Nassau officials implementing budget balancing actions to close its current budget gap, as well as the adoption of a balanced four-year financial plan during 2000. Nassau County's financial difficulties have contributed to several downgrades of its general obligation debt. On February 17, 2000, Moody's downgraded the County's general obligation bonds to Baa2 from Baa3, citing the County's ongoing budgetary concerns. Moody's also placed a negative outlook on Nassau's debt obligations. In June 2000, Standard & Poor's downgraded the County's general obligation bond rating to BBB- from BBB citing the County's ongoing financial troubles. However, according to rating agency officials, the creation of NIFA was a positive step for Nassau, which enabled the County to maintain investment grade credit ratings. In March 2001, Fitch removed Nassau from negative watch upon the creation of NIFA and maintained its BBB- rating on the County's general obligation debt.


  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.


  If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Funds, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increased expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.


  (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.





Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.


  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments


  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.



------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, Nuveen
                                                            Investments, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and John Nuveen
                                                            & Co. Incorporated;
                                                            Director of Nuveen
                                                            Advisory Corp. (since
                                                            1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, Nuveen
                                                              Investments, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of Nuveen
 333 West Wacker Drive          Treasurer                     Investments (since
 Chicago, IL 60606                                            January 1999), prior
                                                              thereto, Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Investments; Vice
 Chicago, IL 60606                                            President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of Nuveen
 333 West Wacker Drive                                        Investments and (since
 Chicago, IL 60606                                            May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.,
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     of The John Nuveen Company
                                                     and (since January 1997)
                                                     Nuveen Asset Management
                                                     Inc.; Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since July
 333 West Wacker Drive                               2000) of Nuveen
 Chicago, IL 60606                                   Investments; formerly Vice
                                                     President of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp.; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of Nuveen Investments;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.; Vice
                                                     President and Assistant
                                                     Secretary of The John
                                                     Nuveen Company (since May
                                                     1994); Vice President and
                                                     Assistant Secretary (since
                                                     September 1999) of Nuveen
                                                     Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.


--------------------------------------------------------------------------------

  Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 35 Nuveen open-end funds and 66 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 14 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.


  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 28, 2001. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.



                                                 Deferred   Total Compensation
                                 Aggregate     Compensation   from Trust and
                               Compensation    Payable from    Fund Complex
      Name of Trustee        from the Trust(1) the Trust(2) Paid to Trustees(3)
      ---------------        ----------------- ------------ -------------------
      Robert P. Bremner.....      $5,439          $  162          $71,000
      Lawrence H. Brown.....      $5,943          $  --           $75,250
      Anne E. Impellizzeri..      $4,448          $1,050          $71,000
      Peter R. Sawers.......      $4,448          $1,076          $71,000
      William J. Schneider..      $4,323          $  987          $69,000
      Judith M. Stockdale...      $5,322          $  254          $71,000


--------

(1) The compensation paid (but not including amounts deferred) to the independent trustees for the twelve months ended February 28, 2001 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the independent trustees for the twelve months ended February 28, 2001 for services to the open-end and closed-end funds advised by NAC.


  Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $500 fee per day plus expenses for attendance in person or $250 per day if by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NAC or Nuveen.


  The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate

Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of May 29, 2001, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                                Percentage
Name of Fund and Class                 Name and Address of Owner               of Ownership
----------------------                 -------------------------               ------------
Nuveen California Municipal Bond Fund
 Class A Shares......................  MLPF&S for the Benefit of its Customers     5.15%
                                       Attn: Fund Admin/97E72
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

Nuveen California Municipal Bond Fund
 Class B Shares......................  MLPF&S for the Benefit of its Customers    13.10
                                       Attn: Fund Admin/97NB2
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

                                       CIBC World Markets Corp.                   12.35
                                       FBO 024-69829-12
                                       Church Street Station
                                       New York, NY 10008-3484

                                       Bear Stearns Securities Corp.               6.52
                                       FBO 585-05498-16
                                       1 Metrotech Center North
                                       Brooklyn, NY 11201-3859

Nuveen California Municipal Bond Fund
 Class C Shares......................  Joseph Daou                                 6.40
                                       Marie Daou TRS
                                       Joseph & Marie Daou Family Trust
                                       U/A 03/11/96
                                       P.O. Box 676188
                                       Rancho Santa Fe, CA 92067-6188

                                       MLPF&S for the Benefit of its Customers    27.49
                                       Attn: Fund Admin/97GY0
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

                                       LPL Financial Services                      7.30
                                       A C 4650-5458
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121-1968

                                                                                        Percentage
Name of Fund and Class                         Name and Address of Owner               of Ownership
----------------------                         -------------------------               ------------
Nuveen California Insured Municipal Bond Fund
 Class A Shares..............................  NFSC FEBO W75-716960                        5.89%
                                               Nitin Kumar
                                               1480 University Ave.
                                               San Jose, CA 95126

Nuveen California Insured Municipal Bond Fund                                             12.43
 Class B Shares..............................  MLPF&S for the Benefit of its Customers
                                               Attn: Fund Admin/97NB3
                                               4800 Deer Lake Dr. E. FL 3
                                               Jacksonville, FL 32246-6484

Nuveen California Insured Municipal Bond Fund                                              6.66
 Class C Shares..............................  Myrtle L. Dreyer
                                               989 Spencer Ave.
                                               San Jose, CA 95125-1672
                                               Prudential Securities Inc.                  5.46
                                               FBO Mr. Don Kellough
                                               3210 Fosca St.
                                               Carlsbad, CA 92009-7829

                                               Banc of America                             7.09
                                               Investment Services
                                               FBO 340057691
                                               Investment Operations
                                               WA1-501-31-10
                                               Seattle, WA 98124-3701

Nuveen Connecticut Municipal Bond Fund
 Class A Shares..............................  MLPF&S for the Sole Benefit                22.47
                                               of its Customers
                                               Attn: Fund Admin. Sec. 973F5
                                               4800 Deer Lake Dr. E. FL 3
                                               Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Fund
 Class B Shares..............................  MLPF&S for the Sole Benefit                18.40
                                               of its Customers
                                               Attn: Fund Admin. Sec. 97NC1
                                               4800 Deer Lake Dr. E. FL 3
                                               Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Fund
 Class C Shares..............................  MLPF&S for the Sole Benefit                23.71
                                               of its Customers
                                               Attn: Fund Admin. Sec. 97CM5
                                               4800 Deer Lake Dr. E. FL 3
                                               Jacksonville, FL 32246-6484

                                                                                 Percentage
Name of Fund and Class                  Name and Address of Owner               of Ownership
----------------------                  -------------------------               ------------
                                        NFSC FEBO C1Q-077658                        5.09%
                                        Andrew A. Rooney
                                        524 West 57th Street
                                        New York, NY 10019

Nuveen Connecticut Municipal Bond Fund
 Class R Shares.......................  Philip T. Benard                           17.64
                                        105 Macktown Rd.
                                        Windsor, CT 06095-1425

                                        Elizabeth L. McColgin                      10.80
                                        Elizabeth L. McColgin Trust
                                        U/A 07/30/85
                                        101 Hat Shop Hill Rd.
                                        Bridgewater, CT 06752

                                        BNY Clearing Services LLC                   5.12
                                        A C 1782-6654
                                        Elizabeth R. Briggs Living Trust
                                        111 East Kilbourn Ave.
                                        Milwaukee, WI 53202

                                        BNY Clearing Services LLC                   5.12
                                        A C 1783-4334
                                        Richard D. BriggsGS Living Trust
                                        111 East Kilbourn Ave.
                                        Milwaukee, WI 53202

                                        LPL Financial Services                      9.87
                                        A C 4099-8991
                                        9785 Towne Centre Drive
                                        San Diego, CA 92121-1968

Nuveen Massachusetts Municipal Bond
 Fund                                   A. G. Edwards Sons Inc.                     5.43
 Class A Shares.......................  FBO Kathleen Rogers TTEE
                                        A C 0479-182264
                                        One North Jefferson St.
                                        St. Louis, MO 63103-2287

Nuveen Massachusetts Municipal Bond
 Fund                                   MLPF&S for the Benefit of its Customers    13.11
 Class B Shares.......................  Attn: Fund Admin/97NB5
                                        4800 Deer Lake Dr. E. FL 3
                                        Jacksonville, FL 32246-6484

                                        Robert W. Baird Co. Inc.                    5.19
                                        A C 1623-1478
                                        777 East Wisconsin Avenue
                                        Milwaukee, WI 53202-5391

                                                                                           Percentage
Name of Fund and Class                            Name and Address of Owner               of Ownership
----------------------                            -------------------------               ------------
                                                  Lehman Brothers Inc.                        7.33%
                                                  834-64898-11
                                                  101 Hudson Street
                                                  31st Floor
                                                  Jersey City, NJ 07302

                                                  PaineWebber for the Benefit of              5.31
                                                  David B. Richardson TTEE
                                                  U A DTD 1 14 93
                                                  P.O. Box 1
                                                  Hanover, MA 02339-0001

Nuveen Massachusetts Municipal Bond Fund
 Class C Shares.................................  MLPF&S for the Benefit of its Customers     9.78
                                                  Attn: Fund Admin/97GY9
                                                  4800 Deer Lake Dr. E. FL 3
                                                  Jacksonville, FL 32246-6484

                                                  Donaldson Lufkin Jenrette Securities       12.55
                                                  Corporation Inc.
                                                  P.O. Box 2052
                                                  Jersey City, NJ 07303-9998

Nuveen Massachusetts Insured Municipal Bond Fund                                              6.73
 Class A Shares.................................  Deutsche Banc Alex Brown Inc.
                                                  FBO 240-77747-16
                                                  P.O. Box 1346
                                                  Baltimore, MD 21203

Nuveen Massachusetts Insured Municipal Bond Fund
 Class B Shares.................................  MLPF&S for the Benefit of its Customers    14.46
                                                  Attn: Fund Admin/97NB6
                                                  4800 Deer Lake Dr. E. FL 3
                                                  Jacksonville, FL 32246-6484

                                                  PaineWebber for the Benefit of              5.53
                                                  Dorothy Weissberger
                                                  85 Trowbridge St.
                                                  Cambridge, MA 02138-3101

                                                  Deborah Gilman                             17.05
                                                  Stuart Cohen TRS
                                                  U/A 03/11/99
                                                  280 Newtonville Ave., Apt. 504
                                                  Newton, MA 02460

                                                  Dean Witter for the Benefit of             10.16
                                                  Dwight Dorrell and
                                                  P.O. Box 250 Church Street Station
                                                  New York, NY 10008-0250

                                                                                Percentage
Name of Fund and Class                 Name and Address of Owner               of Ownership
----------------------                 -------------------------               ------------
                                       Josephine H. Penna                         14.12%
                                       Marilyn P. Kane
                                       80 Howard St.
                                       Agawam, MA 01001

Nuveen New Jersey Municipal Bond Fund
 Class A Shares......................  MLPF&S for the Benefit of its Customers     8.53
                                       Attn: Fund Admin/97E82
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund
 Class B Shares......................  MLPF&S for the Benefit of its Customers    26.09
                                       Attn: Fund Admin/97NH0
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund
 Class C Shares......................  MLPF&S for the Benefit of its Customers    18.10
                                       Attn: Fund Admin/97GX1
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

                                       Donaldson Lufkin Jenrette                   5.25
                                       Securities Corporation Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

Nuveen New York Municipal Bond Fund
 Class A Shares......................  MLPF&S for the Benefit of its Customers    15.79
                                       Attn: Fund Admin/97E86
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund
 Class B Shares......................  MLPF&S for the Benefit of its Customers    18.50
                                       Attn: Fund Admin/97NH1
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund
 Class C Shares......................  MLPF&S for the Benefit of its Customers    26.89
                                       Attn: Fund Admin/97G00
                                       4800 Deer Lake Dr. E. FL 3
                                       Jacksonville, FL 32246-6484

                                       Fiserv Securities Inc.                      5.48
                                       FAO 52282986
                                       One Commerce Square
                                       2005 Market Street, Suite 1200
                                       Philadelphia, PA 19103

                                                                                      Percentage
Name of Fund and Class                       Name and Address of Owner               of Ownership
----------------------                       -------------------------               ------------
Nuveen New York Insured Municipal Bond Fund
 Class A Shares............................  Margaret A. Andretta                        5.49%
                                             100 Burgevin St.
                                             Kingston, NY 12401

Nuveen New York Insured Municipal Bond Fund                                             22.53
 Class B Shares............................  MLPF&S for the Benefit of its Customers
                                             Attn: Fund Admin/97NB7
                                             4800 Deer Lake Dr. E. FL 3
                                             Jacksonville, FL 32246-6484

                                             NFSC FEBO 0TM-562610                        8.10
                                             William M. Donofrio
                                             25 Homer St.
                                             Staten Island, NY 10301

Nuveen New York Insured Municipal Bond Fund
 Class C Shares............................  MLPF&S for the Benefit of its Customers    10.58
                                             Attn: Fund Admin/97GX0
                                             4800 Deer Lake Dr. E. FL 3
                                             Jacksonville, FL 32246-6484

                                             Henry C. Baigelman and                      9.21
                                             Gita H. Baigelman
                                             6544 110th St.
                                             Forest Hills, NY 11375-1845

                                             NFSC FEBO CM5-115983                        9.70
                                             Harry M. Fleisch
                                             11 Westview Lane
                                             Scarsdale, NY 10583

                                             Donaldson Lufkin Jenrette                   5.89
                                             Securities Corporation Inc
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:


Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For the next $3 billion..........................................  .4750 of 1%
On assets of $5 billion and over.................................  .4500 of 1%


  Nuveen Advisory has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net assets of any class of shares of those Funds.


  For the last three fiscal years, the Funds paid net management fees as follows:



                              Management Fees Net of     Fee Waivers and Expense
                           Expense Reimbursement Paid to   Reimbursements from
                           Nuveen Advisory for the Year  Nuveen Advisory for the
                                       Ended                   Year Ended
                           ----------------------------- -----------------------
                            2/28/99   2/29/00   2/28/01  2/28/99 2/29/00 2/28/01
                           --------- --------- --------- ------- ------- -------
New York Municipal Bond
 Fund....................  1,015,402   670,787   889,937 360,810 711,646 563,654
New York Insured
 Municipal Bond Fund.....  1,968,107 1,922,386 1,799,004     --      --      --
California Municipal Bond
 Fund....................  1,418,730 1,477,137 1,443,732     --      --      --
California Insured
 Municipal Bond Fund.....  1,308,079 1,304,008 1,283,997     --      --      --
Connecticut Municipal
 Bond Fund...............  1,215,059 1,316,529 1,268,580  89,265     --      --
Massachusetts Municipal
 Bond Fund...............    435,615   509,510   477,626  61,609  20,381  39,836
Massachusetts Insured
 Municipal Bond Fund.....    384,603   380,128   375,931     --      --      --

                         Management Fees Net of  Fee Waivers and Expense
                          Expense Reimbursement    Reimbursements from
                         Paid to Nuveen Advisory Nuveen Advisory for the
                           for the Year Ended          Year Ended
                         ----------------------- -----------------------
                         2/28/99 2/29/00 2/28/01 2/28/99 2/29/00 2/28/01
                         ------- ------- ------- ------- ------- -------
New Jersey Municipal
 Bond Fund.............. 203,446 584,578 624,682 377,595 71,000    --


  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $71 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.


  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-in-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

  The Funds expect that substantially all portfolio transactions will be affected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to Nuveen Advisory own research efforts, the receipt of research information is not expected to significantly reduce Nuveen Advisory expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.


  Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain, it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.


  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.


  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.


  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and the purchasing shareholder will be taxed on the entire amount of dividend or distribution received even though some or all of the amount distributed may be a return of capital.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than 12 months will generally be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for less than one year and other ordinary income will generally be taxed at ordinary income rates.


  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.


  If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


  Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.


  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations which meet the definition of private activity bond under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.


  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.


  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


  The Funds are required in certain circumstances to withhold 30.5% of taxable dividends and certain other payments paid to non-corporate holders of shares:
(1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or (2) who are otherwise subject to backup withholding under the Code.



State Tax Matters

  The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

California

  The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.


  The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

  The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

  Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on United States Obligations, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as United States Obligations and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.


  All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

  Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

  The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

  The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

  The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

  Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

  All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

  Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

  Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

  The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

  The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

  The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

  Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

  Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.


  Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

  The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

  The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

  The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

  Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

  All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

  Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

  Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

  The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

  The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

  Individual shareholders of the New York Funds who are subject to New York State and/or New York City personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

  All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

  Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

  Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                    ----
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.


  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.


                                              As of February 28, 2001
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     New Jersey Municipal Bond Fund
       Class A Shares............... 3.81%        43.0%             6.68%
       Class B Shares............... 3.23%        43.0%             5.67%
       Class C Shares............... 3.43%        43.0%             6.02%
       Class R Shares............... 4.18%        43.0%             7.33%

                                              As of February 28, 2001
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     New York Municipal Bond Fund**
       Class A Shares..............  4.25%        45.5%             7.80%
       Class B Shares..............  3.68%        45.5%             6.75%
       Class C Shares..............  3.88%        45.5%             7.12%
       Class R Shares..............  4.64%        45.5%             8.51%

     New York Insured Municipal
     Bond Fund**
       Class A Shares..............  3.53%        45.5%             6.48%
       Class B Shares..............  2.94%        45.5%             5.39%
       Class C Shares..............  3.14%        45.5%             5.76%
       Class R Shares..............  3.89%        45.5%             7.14%

     California Municipal Bond Fund
       Class A Shares..............  4.63%        45.0%             8.42%
       Class B Shares..............  4.09%        45.0%             7.44%
       Class C Shares..............  4.28%        45.0%             7.78%
       Class R Shares..............  5.04%        45.0%             9.16%

     California Insured Municipal
     Bond Fund
       Class A Shares..............  3.70%        45.0%             6.73%
       Class B Shares..............  3.11%        45.0%             5.65%
       Class C Shares..............  3.31%        45.0%             6.02%
       Class R Shares..............  4.06%        45.0%             7.38%

     Massachusetts Municipal Bond
     Fund
       Class A Shares..............  4.20%        42.5%             7.30%
       Class B Shares..............  3.63%        42.5%             6.31%
       Class C Shares..............  3.83%        42.5%             6.66%
       Class R Shares..............  4.59%        42.5%             7.98%

     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares..............  3.60%        42.5%             6.26%
       Class B Shares..............  3.01%        42.5%             5.23%
       Class C Shares..............  3.21%        42.5%             5.58%
       Class R Shares..............  3.96%        42.5%             6.89%

     Connecticut Municipal Bond
      Fund
       Class A Shares..............  4.06%        42.0%             7.00%
       Class B Shares..............  3.48%        42.0%             6.00%
       Class C Shares..............  3.68%        42.0%             6.34%
       Class R Shares..............  4.44%        42.0%             7.66%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.
  ** Reflects a combined federal, state and New York City tax rate.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% were as follows:



                                                       February 28, 2001
                                                -------------------------------
                                                      Distribution Rates
                                                -------------------------------
                                                Class A Class B Class C Class R
                                                ------- ------- ------- -------
      New Jersey Municipal Bond Fund...........  4.29%   3.74%   3.92%   4.65%
      New York Municipal Bond Fund.............  5.28%   4.78%   4.99%   5.72%
      New York Insured Municipal Bond Fund.....  4.71%   4.17%   4.35%   5.09%
      California Municipal Bond Fund ..........  5.13%   4.61%   4.84%   5.58%
      California Insured Municipal Bond Fund...  4.61%   4.03%   4.29%   4.98%
      Massachusetts Municipal Bond Fund........  4.99%   4.44%   4.67%   5.40%
      Massachusetts Insured Municipal Bond
      Fund.....................................  4.58%   4.02%   4.20%   4.95%
      Connecticut Municipal Bond Fund..........  4.87%   4.29%   4.51%   5.24%


  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                                Inception Dates
                                                               -----------------
      New Jersey Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................     July 26, 1991

      New York Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986

      New York Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986

      California Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................      July 1, 1986

      California Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................      July 1, 1986

      Massachusetts Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986

      Massachusetts Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986

      Connecticut Municipal Bond Fund
        Class A Shares........................................     July 13, 1987
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................   October 4, 1993
        Class R Shares........................................  February 1, 1997

  The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 2001 and for the period from inception through February 28, 2001, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:


                                              Annual Total Returns
                              -----------------------------------------------------
                                One year    Five years   Ten years   From inception
                                 ended        ended        ended        through
                              February 28, February 28, February 28,  February 28,
                                  2001         2001         2001          2001
                              ------------ ------------ ------------ --------------
     New York Municipal Bond
      Fund
       Class A Shares........     6.27%       4.81%        6.72%         6.59%
       Class B Shares........     6.24%       4.79%        6.60%         6.51%
       Class C Shares........    10.47%       5.12%        6.52%         6.21%
       Class R Shares........    11.19%       5.94%        7.45%         7.18%
     New York Insured
      Municipal Bond Fund
       Class A Shares........     6.27%       4.03%        6.20%         6.09%
       Class B Shares........     6.12%       3.97%        6.06%         6.00%
       Class C Shares........    10.33%       4.28%        5.96%         5.68%
       Class R Shares........    11.16%       5.12%        6.90%         6.66%
     Massachusetts Municipal
      Bond Fund
       Class A Shares........     5.67%       3.86%        5.97%         5.62%
       Class B Shares........     5.60%       3.90%        5.83%         5.50%
       Class C Shares........     9.89%       4.18%        5.71%         5.20%
       Class R Shares........    10.58%       5.00%        6.65%         6.18%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares........     6.25%       3.83%        5.79%         5.76%
       Class B Shares........     6.06%       3.78%        5.65%         5.66%
       Class C Shares........    10.29%       4.10%        5.53%         5.35%
       Class R Shares........    11.11%       4.92%        6.49%         6.34%
     California Municipal
      Bond Fund
       Class A Shares........     5.36%       4.27%        5.85%         6.34%
       Class B Shares........     5.23%       4.23%        5.73%         6.24%
       Class C Shares........     9.42%       4.55%        5.62%         5.93%
       Class R Shares........    10.23%       5.38%        6.57%         6.91%
     California Insured
      Municipal Bond Fund
       Class A Shares........     7.24%       4.37%        6.16%         6.32%
       Class B Shares........     7.14%       4.33%        5.99%         6.22%
       Class C Shares........    11.32%       4.68%        5.86%         5.86%
       Class R Shares........    12.18%       5.48%        6.84%         6.87%
     Connecticut Municipal
      Bond Fund
       Class A Shares........     6.44%       4.38%        6.14%         6.41%
       Class B Shares........     6.31%       4.34%        6.08%         6.41%
       Class C Shares........    10.50%       4.72%        6.01%         6.15%
       Class R Shares........    11.30%       5.50%        6.72%         6.83%

  The annual total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods ended February 28, 2001, and for the period since inception through February 28, 2001, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:



                                         Annual Total Returns
                         -----------------------------------------------------
                             One year         Five years      From inception
                               ended             ended            through
                         February 28, 2001 February 28, 2001 February 28, 2001
                         ----------------- ----------------- -----------------
New Jersey Municipal
 Bond Fund
  Class A Shares........       7.83%             4.53%             5.81%
  Class B Shares........       7.74%             4.45%             5.65%
  Class C Shares........      11.92%             4.80%             5.62%
  Class R Shares........      12.79%             5.63%             6.56%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

  The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 28, 2001, and for the period since inception through February 28, 2001, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were:



                                            Cumulative Total Returns
                               ---------------------------------------------------
                                 One year    Five years   Ten years       From
                                  ended        ended        ended      Inception
                               February 28, February 28, February 28, February 28,
                                   2001         2001         2001         2001
                               ------------ ------------ ------------ ------------
      New York Municipal Bond
       Fund
        Class A Shares........     6.27%       26.47%       91.55%      147.17%
        Class B Shares........     6.24%       26.34%       89.40%      144.79%
        Class C Shares........    10.47%       28.34%       88.10%      135.15%
        Class R Shares........    11.19%       33.43%      105.08%      167.51%

      New York Insured
       Municipal Bond Fund
        Class A Shares........     6.27%       21.82%       82.55%      131.33%
        Class B Shares........     6.12%       21.50%       80.09%      128.64%
        Class C Shares........    10.33%       23.34%       78.42%      119.02%
        Class R Shares........    11.16%       28.38%       94.87%      149.54%

      Massachusetts Municipal
       Bond Fund
        Class A Shares........     5.67%       20.83%       78.50%      117.16%
        Class B Shares........     5.60%       21.05%       76.19%      113.67%
        Class C Shares........     9.89%       22.70%       74.22%      105.29%
        Class R Shares........    10.58%       27.62%       90.31%      134.03%

      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........     6.25%       20.69%       75.55%      121.44%
        Class B Shares........     6.06%       20.36%       73.18%      118.35%
        Class C Shares........    10.29%       22.24%       71.38%      109.46%
        Class R Shares........    11.11%       27.14%       87.50%      139.06%

      California Municipal
       Bond Fund
        Class A Shares .......     5.36%       23.24%       76.56%      146.19%
        Class B Shares........     5.23%       23.01%       74.62%      142.98%
        Class C Shares........     9.42%       24.91%       72.82%      132.80%
        Class R Shares........    10.23%       29.95%       88.92%      166.56%

      California Insured
       Municipal Bond Fund
        Class A Shares .......     7.24%       23.86%       81.78%      145.51%
        Class B Shares........     7.14%       23.61%       78.99%      142.28%
        Class C Shares........    11.32%       25.70%       76.66%      130.49%
        Class R Shares........    12.18%       30.60%       93.73%      164.81%

      Connecticut Municipal
       Bond Fund
        Class A Shares........     6.44%       23.91%       81.52%      133.30%
        Class B Shares........     6.31%       23.65%       80.48%      133.11%
        Class C Shares........    10.50%       25.91%       79.21%      125.67%
        Class R Shares........    11.30%       30.70%       91.57%      146.11%

  The cumulative total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, and five-year periods ended February 28, 2001, and for the period since inception through February 28, 2001, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:



                                               Cumulative Total Returns
                                        --------------------------------------
                                                                      From
                                          One year    Five years   Inception
                                           ended        ended       through
                                        February 28, February 28, February 28,
                                            2001         2001         2001
                                        ------------ ------------ ------------
      New Jersey Municipal Bond Fund
        Class A Shares.................     7.83%       24.77%       66.29%
        Class B Shares.................     7.74%       24.35%       63.97%
        Class C Shares.................    11.92%       26.39%       63.62%
        Class R Shares.................    12.79%       31.48%       77.18%


  Calculation of taxable equivalent total return is also not subject to a prescribed formula. The taxable equivalent total return of a tax-exempt fund represents the pre-tax total return a hypothetical taxable fixed-income investment paying the same after-tax income as the tax-exempt fund (based on an assumed income tax rate) and otherwise experiencing the same investment performance as the tax-exempt fund would have provided. This figure can facilitate the comparison of otherwise comparable taxable and tax-exempt funds. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.


  Using the 42.5% maximum combined marginal federal and state tax rate for 2001, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's Class R shares for the five-year period ended February 28, 2001 was 9.05%.


  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies

Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.


  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on February 28, 2001 of Class A shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



      Net Asset Value per share......................................... $ 9.70
      Per Share Sales Charge--4.20% of public offering price (4.43% of
       net asset value per share).......................................    .43
                                                                         ------
      Per Share Offering Price to the Public............................ $10.13


  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.


Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.


  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount.


  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds.


  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
    (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of

Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/ maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship
    Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;


  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.


Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following special circumstances:
1) redemptions within one year following the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.


Shareholder Programs


Exchange Privilege


  You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchange of shares from any Nuveen Money Market Fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value.


  If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.


  The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

  The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.


Reinstatement Privilege


  If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.


General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.


  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 31, 2000 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.


                                 Year Ended               Year Ended               Year Ended
                             February 28, 2001        February 29, 2000        February 28, 1999
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of     Amount     Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
                          Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Fund.........      $ 82          11         $ 88           2         $186          25
New York Fund...........      $125         --          $ 94          11         $149          23
New York Insured Fund...      $ 40         --          $ 99         --          $171          21
California Fund.........      $104         --          $170         --          $161          21
California Insured Fund.      $ 95         --          $117           4         $199          32
Massachusetts Fund......      $ 30         --          $ 49         --          $ 92           9
Massachusetts Insured
 Fund...................      $ 24           3         $ 35           5         $ 60          10
Connecticut Fund........      $178          19         $233           8         $343          42


DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended February 28, 2001, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A, Class B and Class C Shares was .20% and the distribution fee for the Class B Shares was 0.75% and for Class C Shares was
 .55%.



                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                              the Year Ended
                                                            February 28, 2001
                                                          ----------------------
New York Municipal Bond Fund
  Class A................................................        $182,013
  Class B................................................        $208,359
  Class C................................................        $101,063
New York Insured Municipal Bond Fund
  Class A................................................        $109,690
  Class B................................................        $149,209
  Class C................................................        $ 33,375
New Jersey Municipal Bond Fund
  Class A................................................        $ 95,678
  Class B................................................        $137,231
  Class C................................................        $ 81,757
California Municipal Bond Fund
  Class A................................................        $100,839
  Class B................................................        $111,905
  Class C................................................        $113,685
California Insured Municipal Bond Fund
  Class A................................................        $113,977
  Class B................................................        $112,052
  Class C................................................        $ 55,829
Connecticut Municipal Bond Fund
  Class A................................................        $395,419
  Class B................................................        $166,549
  Class C................................................        $121,096
Massachusetts Municipal Bond Fund
  Class A................................................        $ 34,922
  Class B................................................        $ 36,100
  Class C................................................        $ 43,612
Massachusetts Insured Municipal Bond Fund
  Class A................................................        $ 25,519
  Class B................................................        $ 17,817
  Class C................................................        $ 10,216


  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the Funds' assets is The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.


  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086.


FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

NUVEEN
Investments

Nuveen Municipal
Bond Funds

ANNUAL REPORT  FEBRUARY 28, 2001

Dependable, tax-free income to help you keep more of what you earn.

[Photo Appears Here]

INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/SM/


California
California Insured

                              Morningstar Ratings

                                   * * * *
                Nuveen California Municipal Bond Fund /1/, /2/
                     Overall rating among 1,694 municipal
                           bond funds as of 2/28/01



     Table of Contents

   1 Dear Shareholder

   3 From the Portfolio Manager

     Nuveen California Municipal Bond Fund

   8 Fund Spotlight

     Nuveen California Insured Municipal Bond Fund

   9 Fund Spotlight

  10 Portfolio of Investments

  17 Statement of Net Assets

  18 Statement of Operations

  19 Statement of Changes in Net Assets

  20 Notes to Financial Statements

  25 Financial Highlights

  27 Report of Independent Public Accountants

  29 Fund Information

--------------------------------------------------------------------------------
/1/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen California Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond Funds, the Nuveen California Municipal Bond Fund received a Morningstar Rating of three stars and four stars for the three-and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 16, 2001




Annual Report    page 2

California
Economy at a Glance
March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Healthy growth rate sustained

 . The state continues to outperform the nation in economic growth.

 . California Unemployment rate: 4.5% vs. 4.2% national average (through March
  28, 2001).

 . Job creation in the high-tech sector steadily continued despite a substantial slowdown in dot-com company growth.

Municipal bond issuance rises

 . Issuance rose approximately 7% during the fiscal year vs. a 1.6% decline nationally.

 . Falling interest rates stimulated debt refundings, leading to a 156% increase in total issuance for January and February 2001 compared with the same period in 2000. Nationally, overall issuance increased 57% during the period.

From the Portfolio Manager

CALIFORNIA MUNICIPAL BOND FUND
CALIFORNIA INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience in the last 12 months?

A.   Overall market conditions were affected by developments in key areas:

     Interest rates. Municipal bonds performed favorably in terms of yield in 2000 due to the environment of rising interest rates. At the beginning of the fund's fiscal year in March 2000, the Bond Buyer 20 index of municipal bond yields stood at 5.94. The index reached a high of 6.05 in May and remained above 5.45 until December, when the market began anticipating interest rate cuts.

     In fact, the Federal Reserve Board cut the federal funds rate twice before February 28, 2001, for a total of 100 basis points. These actions sparked a rally in bond prices and pushed yields down. The rising valuations also reflected a supply-demand imbalance in the municipal market; strong demand coupled with limited supply also helped to push municipal bond prices higher at the end of th e fiscal year.

     The economy. The California economy performed well overall, with a growth rate higher than the national average and unemploy ment just a bit above the average. As signs of slowing in the national economy became increasingly evident last year and the costs of electricity and natural gas increased, the effect was felt swiftly in more sensitive sectors of the state, including multifamily hou sing construction and industrial development.

Q. How did the funds perform during the fiscal year ended Feb. 28, 2001, and what factors influenced their returns?

A. As shown on the next page, one-year and five-year total returns were 9.99 percent and 5.16 percent, respectively. The fund la gged its peer group average total returns for both periods due largely to overweighting in a couple of areas during the 2001 fiscal y ear. Non-rated securities under-performed as rising interest rates caused credit spreads to widen even further.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on t he cover. The manager's views are subject to change at any time, based on market and other conditions.



                                                        Annual Report     page 3

 ...continued
Economy at a Glance
March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Ratings hold ground

Citing the state's favorable economy and stable outlook, the three largest bond rating firms maintained their California general obligation bond ratings through the fiscal year.

        Fitch - AA
        Moody's - Aa2
        S&P - AA

After fiscal year end, however, Fitch and S&P placed the state on negative credit watch amid concerns about how the state's energy crisis might be exacerbated by increasing power demands in the coming summer months.

Note: The Insured fund held a position in Pacific Gas & Electric Company (PG&E) bonds during the fiscal year and has continued to own these credits. In addition to backing by insurance, these senior secured bonds have first priority for repayment and provide rights to underlying assets. The utility filed for Chapter 11 bankruptcy protection on April 6, 2001. However, the credits are not in monetary default. The utility has stated that it intends to pay interest on its senior secured bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by bankruptcy court decisions.


Annualized Total Returns/1/

Class A Shares at NAV                     One-Year        Five-Year

California Municipal Bond Fund             9.99%            5.16%

Lipper California Municipal               12.72%            5.27%
Debt Funds category average/2/

Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                           4.83%
Taxable-Equivalent Yield/3/                7.73%




The California Insured Municipal Bond Fund registered one-year and five-year total returns of 11.98 percent and 5.27 percent, respectively. The fund lagged its peer group average relative to one-year total return due to our focus on shorter-term issues when interest rates were rising. This defensive approach helped the fund purchase new offers with higher coupon rates and yields more easily as they became available. We believe this strategy performs well when rates increase, as reflected in our five-year returns.


Annualized Total Returns/1/

Class A Shares at NAV                     One-Year        Five-Year

California Insured Municipal Bond Fund     11.98%           5.27%

Lipper California Insured Municipal        12.74%           5.36%
Debt Funds category average/2/

Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                            3.86%

Taxable-Equivalent Yield/3/                 6.18%

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

    Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Annual Report     page 4

How Your Fund Pursues Its
Objective
--------------------------------------------------------------------------------

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. (An insured fund primarily buys insured municipal bonds.) The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Conversely, falling interest rates can cause returns to lag but may help the fund to maintain or increase NAV and dividends.

     Let me point out that 38 percent of fund assets comprise long-term bonds maturing in 25 years or more. These holdings strongl y outperformed during the fiscal year, delivering 21 percent of the overall one-year return.

Q.   What themes were underlying your management of the funds during the year?

A. Increasing call protection was our primary focus for both funds. Our strategy was to sell bonds callable in six years or less and purchase issues with at least nine years of call protection, which helped to stabilize and improve performance in both funds.

     Targeted credit purchases With over 100 years of combined experience, our research team strives to look beyond the published rating agency reports and provide independent, proprietary analysis of investment opportunities. We relied on these extensive researc h capabilities to identify several compelling buy opportunities that provided greater call protection. Some notable purchases include:

     In the California Municipal Bond Fund...

     . We purchased a $6.2 million issue of non-rated Merced Irrigation District Electric System revenue bonds in 2000. In February 2001, so that it could raise new money to finance an expansion, the District refunded its outstanding debt, including the bo nds we purchased in 2000. As a result, the bonds purchased in 2000 are now backed by U.S. Treasury securities held in escrow. Additi onally, they have been rated AAA.

     . The fund purchased a $3.2 million revenue bond issued by the Seal Beach Redevelopment Agency to purchase a mobile hom e park for low-income residents. Rated A, the bonds offered a significantly higher yield than AAA-rated bonds available at that time, a yield which we felt compensated for the incremental risk.

--------------------------------------------------------------------------------

/2/ For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 114 funds in the Lipper California Municipal Bond Debt Funds category for the one-year period ended February 28, 2001, and 83 funds for the five-year period. For the Nuveen California Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 24 funds in the Lipper California Insured Municipal Bo nd Debt Funds category for the one-year period ended February 28, 2001, and 22 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 37.5%.


                                                        Annual Report     page 5

Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment a pproach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.


In the California Insured Municipal Bond Fund...

 .  We purchased the $6.5 million California Statewide Communities Development
   Authority revenue bond issue to finance th e Canoga Care Center, a Los Angeles apartment complex housing elderly low-income residents. Because the offering was small and is not likely to be traded frequently, these Aaa-rated bonds offered a significantly higher yield than similarly structured AAA-rated bonds at that time.

 . We invested in new issues for the Port of Oakland and San Francisco Airport, which offered longer call protection tha n most bonds offered in the secondary market.

Q.  What is your outlook for the California municipal market?

A. The growing cost of electricity in California and prospects of continued power shortages might cause the state's economy to s low. However, a couple of important factors could prevent these concerns from impacting the broad California bond market.

    . Municipal bonds are issued for essential public purposes, such as schools, hospitals and airports, which have always conti nued operating despite any power delivery problems or slowing economic growth. While capital spending in the private sector may slow in concert with an economic slowdown, municipalities and other tax-exempt issuers are expected to continue financing capital needs to carry out their public purposes.

    . Some of the decline in long-term municipal coupon rates has been in response to short-term interest rate cuts by the Fed. The decline also reflects a supply-demand imbalance in the municipal market; strong demand coupled with limited supply has caused mun icipal bond prices to rise, and municipal bond interest rates to fall.

--------------------------------------------------------------------------------


Annual Report     page 6

If rates continue to fall, new supply in the municipal market could increase as issuers come to market with advance and current refundings. Our earlier efforts to enhance call protection should serve the fund well in an environment of declining interest rates by helping to sustain the long-term dividend paying capability.



California Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

[Mountain Chart Appears Here]

              Lehman                                  Nuveen Flagship
             Brothers        Nuveen Flagship           CA Municipal
            Municipal         CA Municipal               Bond Fund
            Bond Index       Bond Fund (NAV)              (Offer)

2/91          10000               10000                     9850
2/92          10999               10899                    10441
2/93          12513               12358                    11839
2/94          13205               12952                    12408
2/95          13454               12982                    12437
2/96          14941               14326                    13724
2/97          15899               15084                    14450
2/98          17353               16421                    15732
2/99          18420               17288                    16562
2/00          18034               16749                    16046
2/01          20260               18423                    17649

--- Nuveen California Municipal Bond Fund (NAV)  $18,423
--- Nuveen California Municipal Bond Fund (Offer) $17,649
--- Lehman Brothers Municipal Bond Index $20,260

California Insured Municipal Bond Fund Growth of an Assumed $10,000
Investment/4/

                Lehman
               Brothers       Nuveen CA Insured        Nuveen Flagship CA
            Municipal Bond   Municipal Bond Fund     Insured Municipal Bond
                Indes               (NAV)                 Fund (Offer)


2/91            10000               10000                     9580
2/92            10999               10965                    10505
2/93            12513               12587                    12058
2/94            13205               13091                    12541
2/95            13454               13300                    12742
2/96            14941               14672                    14056
2/97            15899               15342                    14698
2/98            17353               16671                    15971
2/99            18420               17555                    16818
2/00            18034               16938                    16226
2/01            20260               18967                    18170



--- Nuveen California Insured Municipal Bond Fund (NAV)  $18,967
--- Nuveen California Insured Bond Fund (Offer) $18,170
--- Lehman Brothers Municipal Bond Index $20,260

--------------------------------------------------------------------------------

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.


                                                        Annual Report     page 7

Top Five Sectors/4/
--------------------------------------------------------------------------------

Tax Obligation (Limited)        24%
Utilities                       13%
Healthcare                      13%
Housing (Multifamily)           12%
Transportation                  10%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$269.0 million

Average Effective Maturity
20.44 years

Average Duration
7.15


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional inform ation, please see the fund prospectus.8

Fund Spotlight as of 2-28-01

CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


Quick Facts

                       A Shares        B Shares        C Shares        R Shares
--------------------------------------------------------------------------------
NAV                    $10.42          $10.41          $10.42          $10.43
--------------------------------------------------------------------------------
CUSIP                  67065N100       67065N209       67065N308       67065N407
--------------------------------------------------------------------------------
Latest Dividend/1/     $0.0465         $0.0400         $0.0420         $0.0485
--------------------------------------------------------------------------------
Inception Date         9/94            3/97            9/94            7/86
--------------------------------------------------------------------------------




Annualized Total Returns/2/
             as of February 28, 2001                     as of December 31, 2000

A Shares               NAV     Offer                               NAV     Offer

1-Year                9.99%    5.36%                              9.48%    4.88%
--------------------------------------------------------------------------------
5-Year                5.16%    4.27%                              4.89%    3.99%
--------------------------------------------------------------------------------
10-Year               6.30%    5.85%                              6.40%    5.95%
--------------------------------------------------------------------------------


B Shares           w/o CDSC   w/CDSC                           w/o CDSC   w/CDSC

1-Year                9.23%    5.23%                              8.61%    4.61%
--------------------------------------------------------------------------------
5-Year                4.39%    4.23%                              4.11%    3.94%
--------------------------------------------------------------------------------
10-Year               5.73%    5.73%                              5.84%    5.84%
--------------------------------------------------------------------------------


C Shares                         NAV                                         NAV
--------------------------------------------------------------------------------
1-Year                         9.42%                                       8.80%
--------------------------------------------------------------------------------
5-Year                         4.55%                                       4.27%
--------------------------------------------------------------------------------
10-Year                        5.62%                                       5.72%
--------------------------------------------------------------------------------


R Shares                         NAV                                         NAV
--------------------------------------------------------------------------------
1-Year                        10.23%                                       9.72%
--------------------------------------------------------------------------------
5-Year                         5.38%                                       5.11%
--------------------------------------------------------------------------------
10-Year                        6.57%                                       6.68%
--------------------------------------------------------------------------------



Tax-Free Yields
             as of February 28, 2001

A Shares                           NAV   Offer

SEC 30-Day Yield                 4.83%   4.63%
----------------------------------------------
Taxable-Equivalent Yield/3/      7.73%   7.41%
----------------------------------------------


B Shares                                   NAV

SEC 30-Day Yield                         4.09%
----------------------------------------------
Taxable-Equivalent Yield/3/              6.54%
----------------------------------------------


C Shares                                   NAV

SEC 30-Day Yield                         4.28%
----------------------------------------------
Taxable-Equivalent Yield/3/              6.85%
----------------------------------------------


R Shares                                   NAV

SEC 30-Day Yield                         5.04%
----------------------------------------------
Taxable-Equivalent Yield/3/              8.06%


Bond Credit Quality/4/

AAA/U.S. Guaranteed     23%
---------------------------
AA                      11%
---------------------------
A                       15%
---------------------------
BBB                     19%
---------------------------
NR                      32%
---------------------------


--------------------------------------------------------------------------------

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for red emptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatic ally convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 37.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.


Annual Report     page 8

Fund Spotlight as of 2-28-01
CALIFORNIA INSURED MUNICIPAL BOND fund
--------------------------------------------------------------------------------
Top Five Sectors/4/
--------------------------------------------------------------------------------
Tax Obligation (Limited)        29%
Tax Obligation (General)        19%
U.S. Guaranteed                 13%
Housing (Multifamily)            9%
Healthcare                       8%


Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$246.8 million

Average Effective Maturity
22.13 years

Average Duration
8.43

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Quick Facts
                        A Shares        B Shares       C Shares        R Shares
--------------------------------------------------------------------------------
NAV                     $10.85          $10.86         $10.78          $10.84
--------------------------------------------------------------------------------
CUSIP                   67065N506       67065N605      67065N704       67065N803
--------------------------------------------------------------------------------
Latest Dividend1        $0.0435         $0.0365        $0.0385         $0.0450
--------------------------------------------------------------------------------
Inception Date          9/94            3/97           9/94            7/86
--------------------------------------------------------------------------------




Annualized Total Returns/2/
        as of February 28, 2001                          as of December 31, 2000

A Shares          NAV     Offer                                    NAV     Offer
1-Year         11.98%     7.24%                                 12.89%     8.11%
--------------------------------------------------------------------------------
5-Year          5.27%     4.37%                                  5.11%     4.21%
--------------------------------------------------------------------------------
10-Year         6.61%     6.16%                                  6.78%     6.32%
--------------------------------------------------------------------------------

B Shares     w/o CDSC    w/CDSC                               w/o CDSC    w/CDSC

1-Year         11.14%     7.14%                                  12.04%    8.04%
--------------------------------------------------------------------------------
5-Year          4.50%     4.33%                                   4.34%    4.17%
--------------------------------------------------------------------------------
10-Year         5.99%     5.99%                                   6.16%    6.16%
--------------------------------------------------------------------------------


C Shares                    NAV                                              NAV

1-Year                   11.32%                                           12.22%
--------------------------------------------------------------------------------
5-Year                    4.68%                                            4.52%
--------------------------------------------------------------------------------
10-Year                   5.86%                                            6.02%
--------------------------------------------------------------------------------


R Shares                    NAV                                              NAV
--------------------------------------------------------------------------------
1-Year                   12.18%                                           13.00%
--------------------------------------------------------------------------------
5-Year                    5.48%                                            5.31%
--------------------------------------------------------------------------------
10-Year                   6.84%                                            7.00%
--------------------------------------------------------------------------------


Tax-Free Yields
        as of February 28, 2001

A Shares                        NAV     Offer

SEC 30-Day Yield              3.86%     3.70%
---------------------------------------------
Taxable-Equivalent Yield/3/   6.18%     5.92%
---------------------------------------------


B Shares                                  NAV

SEC 30-Day Yield                        3.11%
---------------------------------------------
Taxable-Equivalent Yield/3/             4.98%


C Shares                                  NAV

SEC 30-Day Yield                        3.31%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.30%


R Shares                                  NAV

SEC 30-Day Yield                        4.06%
---------------------------------------------
Taxable-Equivalent Yield/3/             6.50%

Bond Credit Quality/4/
[Pie Chart Appears Here]

Insured and
U.S. Guaranteed         8%
--------------------------
U.S. Guaranteed         5%
--------------------------
Insured                87%
--------------------------


/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend paid during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 37.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

                                                        Annual Report     page 9

                 Portfolio of Investments
                 Nuveen California Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 3.9%

     $    960 California Educational         4/07 at 102      Baa2 $  1,006,042
               Facilities Authority,
               Revenue Bonds (Pooled
               College and University
               Projects)
               (Southern California
               College of Optometry),
               Series 1997B, 6.300%,
               4/01/21

        3,115 California Educational         6/10 at 101      Baa3    3,326,135
               Facilities Authority,
               Revenue Bonds (Pooled
               College and University
               Projects),
               Series 2000C, 6.750%,
               6/01/30

        1,500 California Statewide          12/06 at 105       N/R    1,538,355
               Community Development
               Authority, Certificates
               of Participation (San
               Diego Space and Science
               Foundation), Series
               1996, 7.500%, 12/01/26

        4,335 The Regents of the            11/03 at 102       Aa2    4,527,344
               University of
               California, 1993
               Refunding Certificates
               of Participation (UCLA
               Central
               Chiller/Cogeneration
               Facility), 6.000%,
               11/01/21

-------------------------------------------------------------------------------
              Healthcare - 12.5%

       18,000 California Health             12/09 at 101        A2   18,984,960
               Facilities Financing
               Authority, Revenue
               Bonds (Cedars-Sinai
               Medical Center),
               Series 1999A, 6.125%,
               12/01/30

              California Health
              Facilities Financing
              Authority, Insured
              Health Facility Revenue
              Bonds (Small Facilities
              Pooled Loan Program),
              1994 Series B:
        3,000  7.400%, 4/01/14               4/05 at 102        AA    3,419,490
        3,635  7.500%, 4/01/22               4/05 at 102        AA    4,134,667

        3,370 California Health              5/03 at 102      BBB+    3,248,680
               Facilities Financing
               Authority, Hospital
               Revenue Bonds (Downey
               Community Hospital),
               Series 1993, 5.750%,
               5/15/15

        1,755 Central Joint Powers           2/03 at 100      Baa1    1,469,286
               Health Financing
               Authority, Certificates
               of Participation
               (Community Hospital of
               Central California),
               Series 1993, 5.000%,
               2/01/23

        2,475 City of Loma Linda,           12/03 at 102       N/R    2,327,787
               California, Hospital
               Revenue Bonds (Loma
               Linda University
               Medical Center
               Project), Series 1993-
               A, 6.000%, 12/01/06

-------------------------------------------------------------------------------
              Housing/Multifamily -
                12.1%

        8,400 ABAG Finance Authority        No Opt. Call       BBB    8,749,944
               for Nonprofit
               Corporations,
               Multifamily Housing
               Revenue Refunding Bonds
               (United Dominion/2000
               Post Apartments), 2000
               Series B, 6.250%,
               8/15/30 (Mandatory put
               8/15/08)

        2,905 California Statewide           6/06 at 100       AAA    3,047,752
               Communities Development
               Authority, Senior Lien
               Multifamily Housing
               Revenue Bonds (Monte
               Vista Terrace), Series
               1996A, 6.375%, 9/01/20

        4,075 The Community                  6/05 at 105       AAA    4,500,267
               Redevelopment Agency of
               the City of Los
               Angeles, California,
               Multifamily Housing
               Revenue Refunding Bonds
               (Angelus Plaza
               Project), 1995 Series
               A, 7.400%, 6/15/10

        3,285 City of Riverside,             7/02 at 100       AAA    3,344,918
               California, Multifamily
               Housing Revenue Bonds
               (Fannie Mae Pass-
               through Certificate
               Program/Birchwood Park
               Apartment Project),
               1992 Series A, 6.500%,
               1/01/18

        4,005 City of Riverside,             7/02 at 100       AAA    4,078,051
               California, Multifamily
               Housing Revenue Bonds
               (Fannie Mae Pass-
               through Certificate
               Program/Palm Shadows
               Apartments Project),
               1992 Series A, 6.500%,
               1/01/18

        2,000 County of Riverside,           3/09 at 102       N/R    1,867,380
               California, Mobile Home
               Park Revenue Bonds
               (Bravo Mobile Home Park
               Project),
               Series 1999B, 5.900%,
               3/20/29

        2,080 City of Salinas,               7/04 at 102       AAA    2,205,986
               California, Housing
               Facility Refunding
               Revenue Bonds (GNMA
               Collateralized-Villa
               Serra Project), Series
               1994A, 6.500%, 7/20/17

        2,000 San Dimas Housing              7/08 at 102       N/R    1,787,140
               Authority, Mobile Home
               Park Revenue Bonds
               (Charter Oak Mobile
               Home Estates
               Acquisition Project),
               Series 1998A, 5.700%,
               7/01/28

        3,000 Housing Authority of the       7/01 at 101       AAA    3,064,980
               County of Santa Cruz,
               Multifamily Housing
               Refunding Revenue Bonds
               (Fannie Mae
               Collateralized), Series
               1990A, 7.750%, 7/01/23

-------------------------------------------------------------------------------
              Housing/Single Family -
                5.2%

        2,250 California Housing             2/07 at 102       AAA    2,359,508
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1997 Series B, 6.100%,
               2/01/28 (Alternative
               Minimum Tax)

        2,850 California Rural Home         No Opt. Call       AAA    3,262,281
               Mortgage Finance
               Authority, Single
               Family Mortgage Revenue
               Bonds (Mortgage-Backed
               Securities Program),
               1997 Series A, 7.000%,
               9/01/29 (Alternative
               Minimum Tax)

        7,815 Department of Veterans         6/05 at 101       AA-    8,193,090
               Affairs of the State of
               California, Home
               Purchase Revenue Bonds,
               2000 Series C, 6.150%,
               12/01/27


        1,950 County of San              5/07 at 22 9/16       AAA      305,097
               Bernardino, California,
               Single Family Home
               Mortgage Revenue Bonds
               (Mortgage-Backed
               Securities Program),
               1997 Series A, 0.000%,
               5/01/31 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------
10

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Long-Term Care - 4.1%

     $  7,000 American Baptist Homes of     10/07 at 102       N/R $  6,163,500
               the West Facilities
               Project, Revenue
               Refunding Certificates of
               Participation, Series
               1997A, 5.850%, 10/01/27

        2,500 California Statewide          11/04 at 102        AA    2,742,500
               Communities Development
               Authority, Certificates
               of Participation (Solheim
               Lutheran Home), 6.500%,
               11/01/17

        2,000 Chico Redevelopment            8/01 at 102        AA    2,037,120
               Agency, California,
               Walker Senior Housing
               Corporation VII, Insured
               Certificates of
               Participation (Sierra
               Sunrise Lodge), Series
               1991A, 6.750%, 2/01/21

-------------------------------------------------------------------------------
              Tax Obligation/General -
                7.0%

        6,500 State of California,           9/10 at 100       N/R    7,398,495
               General Obligation Bonds
               (Residual Interest Tax-
               Exempt Securities
               Receipts),
               Series PA-779R, 10.852%,
               9/01/15 (IF)

        8,500 State of California,           3/10 at 101       AAA    9,053,690
               Various Purpose General
               Obligation Bonds, 5.750%,
               3/01/27

              San Diego Unified School
               District, California,
               2000 General Obligation
               Bonds (Election of 1998),
               Series B:
        2,000  5.125%, 7/01/22               7/10 at 100       AAA    2,007,220
          350  5.000%, 7/01/25               7/10 at 100       AAA      343,931

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
                23.3%

        1,365 City of Brea, California,      3/06 at 102       N/R    1,392,450
               Community Facilities
               District No. 1997-1, 1998
               Special Tax Bonds (Olinda
               Heights Public
               Improvements), 5.875%,
               9/01/28

              Brentwood Infrastructure
              Financing Authority,
              Contra Costa County,
              California, CIFP 98-1
              Infrastructure Revenue
              Bonds, Series 1998:
        1,215  5.750%, 9/02/18               3/01 at 103       N/R    1,211,671
        2,435  5.875%, 9/02/28               3/01 at 103       N/R    2,418,539

              Brentwood Infrastructure
              Financing Authority,
              Contra Costa County,
              California, CIFP 99-1
              Infrastructure Revenue
              Bonds, Series 1999:
        1,675  6.000%, 9/02/22               3/01 at 103       N/R    1,721,063
        1,490  6.000%, 9/02/29               3/01 at 103       N/R    1,526,043

        2,000 Carson Redevelopment          10/03 at 102      BBB+    2,076,480
               Agency, California, Tax
               Allocation Bonds
               (Redevelopment Project
               Area No. 1), Series 1993,
               6.000%, 10/01/16

        1,500 Dinuba Redevelopment          12/01 at 101       N/R    1,520,895
               Agency, California,
               Merged City of Dinuba
               Redevelopment Project and
               Dinuba Redevelopment
               Project No. 2,
               Subordinated Tax
               Allocation Refunding
               Notes, Issue of 1999A,
               6.100%, 12/01/04

        2,500 Fontana Public Financing       3/01 at 102       BBB    2,552,875
               Authority, San Bernardino
               County, California, Tax
               Allocation Revenue Bonds
               (North Fontana
               Redevelopment Project),
               1990 Series A, 7.250%,
               9/01/20

        2,000 La Mirada Redevelopment       10/08 at 102       N/R    1,943,600
               Agency, California,
               Community Facilities
               District No. 89-1 (Civic
               Theatre Project), 1998
               Refunding Special Tax
               Bonds (Tax Increment
               Contribution), 5.700%,
               10/01/20

        1,260 Marysville Community           3/02 at 102      Baa3    1,305,385
               Development Agency,
               California, Tax
               Allocation Refunding
               Bonds (Marysville Plaza
               Project), Series 1992,
               7.250%, 3/01/21

        6,215 City of Milpitas, Local        3/01 at 103       N/R    6,225,193
               Improvement District No.
               20, Santa Clara County,
               California, Limited
               Obligation Improvement
               Bonds, 1998 Series A,
               5.700%, 9/02/18

          805 City of Ontario,               3/01 at 103       N/R      839,639
               Assessment District No.
               100C, San Bernardino
               County, California,
               Limited Obligation
               Improvement Bonds
               (California Commerce
               Center Phase III),
               8.000%, 9/02/11

        2,250 County of Orange,              8/09 at 102       N/R    2,401,110
               California, Community
               Facilities District No.
               99-1, Special Tax Bonds
               (Ladera Ranch), 1999
               Series A, 6.700%, 8/15/29

        4,300 Orange County Development      9/03 at 102       BBB    4,374,304
               Agency, California, Tax
               Allocation Revenue Bonds
               (Santa Ana Heights
               Project Area), Series
               1993, 6.125%, 9/01/23

        2,000 Poway, California,             8/08 at 102       N/R    2,164,540
               Community Facilities
               District No. 88-1,
               Special Tax Refunding
               Bonds (Parkway Business
               Center), Series 1998,
               6.750%, 8/15/15

        1,645 City of Rancho Cucamoga,       3/01 at 103       N/R    1,684,200
               Assessment District No.
               93-1, Limited Obligation
               Improvement Bonds (Masi
               Plaza), 6.250%, 9/02/22

        1,340 Redding Joint Powers           6/03 at 102         A    1,390,156
               Financing Authority,
               Lease Revenue Bonds
               (Capital Improvement
               Projects), Series 1993,
               6.250%, 6/01/23

--------------------------------------------------------------------------------
11

                 Portfolio of Investments
                 Nuveen California Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

     $  1,000 County of Sacramento,         12/07 at 102       N/R $    983,040
               California, Laguna Creek
               Ranch/Elliott Ranch
               Community Facilities
               District No. 1,
               Improvement Area No. 1
               Special Tax Refunding
               Bonds (Laguna Creek
               Ranch), 5.700%, 12/01/20

        2,100 City of Salinas, Monterey      3/01 at 103       N/R    2,186,079
               County, California,
               Consolidated Refunding
               District 94-3, Limited
               Obligation Refunding
               Bonds, Series No. A-181,
               7.400%, 9/02/09

        7,090 Redevelopment Agency of       10/07 at 102        A-    7,423,585
               the City of San Marcos,
               Tax Allocation Bonds
               (1997 Affordable Housing
               Project), Series 1977A,
               6.000%, 10/01/27
               (Alternative Minimum Tax)

        3,200 Seal Beach Redevelopment      12/11 at 102         A    3,133,696
               Agency, California,
               Mobile Home Park Revenue
               Bonds, Series 2000A,
               5.750%, 12/15/35

        4,000 Shafter Joint Powers           1/07 at 101        A2    4,255,000
               Financing Authority,
               Lease Revenue Bonds
               (Community Correctional
               Facility Acquisition
               Project), 1997 Series A,
               6.050%, 1/01/17

        2,945 City of Stockton,             No Opt. Call       N/R    2,983,756
               California, Weber/Sperry
               Ranches Assessment
               District, Limited
               Obligation Refunding
               Improvement Bonds, Series
               22, 5.650%, 9/02/13

        2,000 Taft Public Financing          1/07 at 101        A2    2,144,320
               Authority, Lease Revenue
               Bonds (Community
               Correctional Facility
               Acquisition Project),
               1997 Series A, 6.050%,
               1/01/17

        1,100 Tulare County Public          11/02 at 102        A3    1,188,814
               Facilities Corporation,
               California, Certificates
               of Participation (1992
               Financing Project),
               Series B, 6.875%,
               11/15/12

        1,500 Vallejo Public Financing      No Opt. Call       N/R    1,568,910
               Authority, Limited
               Obligation Revenue Bonds
               (Fairgrounds Drive
               Assessment District
               Refinancing), Series
               1998, 5.700%, 9/02/11

-------------------------------------------------------------------------------
              Transportation - 9.8%

        2,000 California Statewide          No Opt. Call      Baa3    2,034,620
               Communities Development
               Authority, Special
               Facilities Revenue Bonds
               (United Air Lines Inc.-
               San Francisco
               International Airport
               Terminal Projects),
               Series 2000A, 5.700%,
               10/01/34 (Alternative
               Minimum Tax) (Mandatory
               put 10/01/10)

        7,150 Foothill/Eastern               1/10 at 100      BBB-    6,613,393
               Transportation Corridor
               Agency, California, Toll
               Road Revenue Bonds,
               Series 1995A, 5.000%,
               1/01/35

              Foothill/Eastern
              Transportation Corridor
              Agency, California, Toll
              Road Refunding Revenue
              Bonds,
              Series 1999:
        8,900  0.000%, 1/15/28               1/14 at 101      BBB-    5,286,244
        3,000  5.750%, 1/15/40               1/10 at 101      BBB-    3,000,990

              Port of Oakland,
               California, Revenue
               Bonds, 2000 Series K:
        4,700  5.500%, 11/01/09             No Opt. Call       AAA    5,156,229
               (Alternative Minimum Tax)
        4,000  5.750%, 11/01/29              5/10 at 100       AAA    4,216,800
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              U.S. Guaranteed - 5.0%

        2,035 Bella Vista Water             10/01 at 102    Baa***    2,125,069
               District, California,
               Certificates of
               Participation (1991
               Capital Improvement
               Project), 7.375%,
               10/01/17 (Pre-refunded to
               10/01/01)

        7,500 State Public Works Board      10/02 at 102       AAA    8,059,350
               of California (The
               Trustees of The
               California State
               University),
               Lease Revenue Bonds
               (Various California State
               University Projects),
               1992 Series A, 6.700%,
               10/01/17
               (Pre-refunded to
               10/01/02)

        2,505 Harbor Department of the      No Opt. Call       AAA    3,204,221
               City of Los Angeles,
               California, Revenue
               Bonds, Issue of 1988,
               7.600%,
               10/01/18

-------------------------------------------------------------------------------
              Utilities - 13.1%

       12,000 California Pollution           7/07 at 102       N/R    6,240,000
               Control Financing
               Authority, Solid Waste
               Disposal Revenue Bonds
               (CanFibre of Riverside
               Project), Tax-Exempt
               Series 1997A, 9.000%,
               7/01/19 (Alternative
               Minimum Tax)+

        3,000 California Statewide          12/04 at 102       N/R    2,736,960
               Communities Development
               Authority, Refunding
               Certificates of
               Participation (Rio Bravo
               Fresno Project), 1999
               Series A, 6.300%,
               12/01/18

        6,705 Merced Irrigation              9/05 at 102       N/R    6,637,011
               District, California,
               2001 Electric System
               Refunding Revenue Bonds
               (Electric System
               Project), 6.850%, 9/01/36

        6,505 Merced Irrigation              3/03 at 102       N/R    6,878,127
               District, California,
               1998 Revenue Certificates
               of Participation (1998
               Electric System Project),
               5.800%, 3/01/15

        6,225 Merced Irrigation              6/08 at 102       N/R    7,490,978
               District, California,
               2000 Subordinated Revenue
               Certificates of
               Participation (Electric
               System Project), 7.450%,
               3/01/18


--------------------------------------------------------------------------------
12

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Utilities (continued)

     $  3,500 Puerto Rico Industrial,        6/10 at 101      Baa2 $  3,692,815
               Tourist, Educational,
               Medical, and
               Environmental Control
               Facilities Financing
               Authority, Cogeneration
               Facility Revenue Bonds,
               2000 Series A, 6.625%,
               6/01/26 (Alternative
               Minimum Tax)

        1,660 Salinas Valley Solid Waste     8/02 at 102       BBB    1,654,356
               Authority, Revenue Bonds,
               Series 1997, 5.800%,
               8/01/27 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Water and Sewer - 1.5%

        1,670 Sacramento County             12/10 at 101        AA    2,357,856
               Sanitation Districts
               Financing Authority,
               California (Sacramento
               Regional County
               Sanitation District),
               Residual Interest
               Certificates, Series
               694R-A, 12.489%, 12/01/10
               (IF)

        1,385 Sacramento County             12/10 at 101        AA    1,768,353
               Sanitation Districts
               Financing Authority,
               California (Sacramento
               Regional County
               Sanitation District),
               Residual Interest
               Certificates, Series
               694R-B, 10.841%, 12/01/11
               (IF)

-------------------------------------------------------------------------------
     $262,980 Total Investments (cost                               262,264,311
               $256,808,186) - 97.5%
     --------------------------------------------------------------------------
------------
              Other Assets Less                                       6,709,513
               Liabilities - 2.5%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $268,973,824
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         + In November 2000, CanFibre Riverside filed for bankruptcy protec-tion. The bonds have continued to pay interest payments by drawing on a debt service reserve. Nuveen is working closely with the project managers to develop a remedy that we believe will best serve the interest of shareholders.
         N/R Investment is not rated.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
13

                 Portfolio of Investments
                 Nuveen California Insured Municipal Bond Fund
                 February 28, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Healthcare - 7.9%

              California Statewide
              Communities Development
              Authority, Sutter Health
              Obligated Group,
              Certificates of
              Participation:
     $  8,500  6.125%, 8/15/22                8/02 at 102       AAA $  8,819,600
        4,000  5.500%, 8/15/31                8/09 at 101       AAA    4,122,480

        6,000 City of Oakland,                1/10 at 100       AAA    6,497,640
               California, Insured
               Revenue Bonds (1800
               Harrison Foundation -
                Kaiser Permanente),
               Series 1999A, 6.000%,
               1/01/29

--------------------------------------------------------------------------------
              Housing/Multifamily -
                9.0%

        6,340 California Housing              2/02 at 102       AAA    6,551,059
               Finance Agency, Insured
               Housing Revenue Bonds,
               1991 Series B, 6.850%,
               8/01/23

        6,526 California Statewide           11/10 at 105       Aaa    7,569,051
               Communities Development
               Authority, Residential
               Care Revenue Bonds,
               GNMA Collateralized
               (Canoga Care Center
               Project), 2000 Series
               A, 7.500%, 11/20/35

        3,260 The Community                   6/05 at 105       AAA    3,600,214
               Redevelopment Agency of
               the City of Los
               Angeles, California,
               Multifamily Housing
               Revenue Refunding Bonds
               (Angelus Plaza
               Project), 1995 Series
               A, 7.400%, 6/15/10

        2,400 City of Napa, Mortgage          7/02 at 102       AAA    2,485,176
               Revenue Refunding Bonds
               (FHA-Insured Mortgage
               Loan - Creekside Park
               Apartments Project),
               Series 1992A, 6.625%,
               7/01/24

        2,000 City of Napa, Mortgage          7/04 at 101       AAA    2,096,160
               Revenue Refunding Bonds
               (FHA-Insured Mortgage
               Loan - Creekside Park
               II Apartments Project),
               Series 1994A, 6.625%,
               7/01/25

--------------------------------------------------------------------------------
              Housing/Single Family -
                6.4%

        4,750 California Housing              2/07 at 102       AAA    4,973,488
               Finance Agency, Single
               Family Mortgage Bonds
               II, 1997 Series A-1,
               6.050%, 8/01/26
               (Alternative Minimum
               Tax)

        4,855 California Housing              8/07 at 102       AAA    5,116,636
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1997 Series E, 6.100%,
               8/01/29 (Alternative
               Minimum Tax)

        1,400 California Housing              2/06 at 102       AAA    1,467,172
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1996 Series E, 6.150%,
               8/01/25 (Alternative
               Minimum Tax)

       22,655 California Housing         8/09 at 31 19/32       AAA    4,262,085
               Finance Agency, Home
               Mortgage Revenue Bonds,
               1999 Series F, 0.000%,
               2/01/30 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------
              Tax Obligation/General -
                19.5%

        2,000 State of California,            2/09 at 101       AAA    1,879,440
               General Obligation
               Bonds, 4.750%, 2/01/24

              State of California,
               Various Purpose General
               Obligation Bonds:
       31,000  5.750%, 3/01/27                3/10 at 101       AAA   33,019,340
        1,500  5.000%, 8/01/29                8/09 at 101       AAA    1,456,740

              Golden West Schools
              Financing Authority,
              California, 1998 Revenue
              Bonds (School District
              General Obligation
              Refunding Program),
              Series A:
        1,500  0.000%, 2/01/19           8/13 at 70 15/16       AAA      545,760
        2,650  0.000%, 8/01/19            8/13 at 68 9/16       AAA      932,032
        2,755  0.000%, 8/01/20           8/13 at 63 27/32       AAA      899,067
        1,430  0.000%, 2/01/21           8/13 at 61 11/16       AAA      449,907
        2,855  0.000%, 8/01/21             8/13 at 59 5/8       AAA      868,063

        6,070 Sacramento City Unified         7/09 at 102       Aaa    6,649,321
               School District,
               Sacramento County,
               California, General
               Obligation Bonds,
               Series 2000A, 6.000%,
               7/01/29

        3,040 Sulphur Springs Union          No Opt. Call       AAA    1,505,013
               School District, Los
               Angeles County,
               California, General
               Obligation Bonds
               (Election 1991), Series
               A, 0.000%, 9/01/15

--------------------------------------------------------------------------------
              Tax Obligation/Limited -
                29.9%

              Anaheim Public Financing
              Authority, Subordinate
              Lease Revenue Bonds
              (Anaheim Public
              Improvements Project),
              1997 Series C:
       20,000  0.000%, 9/01/32               No Opt. Call       AAA    3,593,400
       41,885  0.000%, 9/01/35               No Opt. Call       AAA    6,369,452

        1,225 Redevelopment Agency of        No Opt. Call       AAA    1,551,806
               the City of Barstow,
               Central Redevelopment
               Project Tax Allocation
               Bonds, 1994 Series A,
               7.000%, 9/01/14

--------------------------------------------------------------------------------
14

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
               (continued)

     $  7,005 Big Bear Lake Financing        8/05 at 102       AAA $  7,545,786
               Authority, San
               Bernardino County,
               California, 1995 Tax
               Allocation Refunding
               Revenue Bonds, 6.300%,
               8/01/25

        6,990 Chino Unified School           9/05 at 102       AAA    7,469,933
               District, Certificates
               of Participation (1995
               Master Lease Program),
               6.125%, 9/01/26

          850 Redevelopment Agency of        7/01 at 100       AAA      861,450
               the City of Concord,
               Tax Allocation Bonds
               (Central Concord
               Redevelopment Project),
               Series 1988-2, 7.875%,
               7/01/07

        2,500 Fontana Public Financing       3/01 at 102       AAA    2,557,475
               Authority, San
               Bernardino County,
               California, Tax
               Allocation Revenue
               Bonds (North Fontana
               Redevelopment Project),
               1990 Series A, 7.000%,
               9/01/10

        3,000 Gilroy Unified School          9/04 at 102       AAA    3,301,770
               District, Santa Clara
               County, California,
               Certificates of
               Participation, Series
               of 1994, 6.250%,
               9/01/12

        7,250 Los Angeles County             7/09 at 101       AAA    6,767,295
               Metropolitan
               Transportation
               Authority, California,
               Proposition A First
               Tier Senior Sales Tax
               Revenue Bonds, Series
               1999-B, 4.750%, 7/01/28

        7,040 Norwalk Community              9/05 at 102       AAA    7,496,262
               Facilities Financing
               Authority, Los Angeles
               County, California, Tax
               Allocation Refunding
               Revenue Bonds, 1995
               Series A, 6.050%,
               9/01/25

        5,120 County of Orange,              7/06 at 102       AAA    5,549,978
               California, 1996
               Recovery Certificates
               of Participation,
               Series A, 6.000%,
               7/01/26

       14,050 Paramount Redevelopment       No Opt. Call       AAA    3,593,850
               Agency, Los Angeles
               County, California,
               Redevelopment Project
               Area No. 1, Compound
               Interest Tax Allocation
               Refunding Bonds, Issue
               of 1998, 0.000%,
               8/01/26

        8,000 Pomona Public Financing        2/08 at 102       AAA    7,814,320
               Authority, California,
               1998 Refunding Revenue
               Bonds (Southwest Pomona
               Redevelopment Project),
               Series W, 5.000%,
               2/01/30

              Redevelopment Agency of
              the City and County of
              San Francisco, Lease
              Revenue Bonds (George R.
              Moscone Convention
              Center), Series 1994:
        2,250  6.800%, 7/01/19               7/04 at 102       AAA    2,515,725
        1,000  6.750%, 7/01/24               7/04 at 102       AAA    1,116,540

        2,250 Redevelopment Agency of        2/04 at 102       AAA    2,120,963
               the City of San Jose,
               Tax Allocation Bonds,
               Merged Area
               Redevelopment Project,
               Series 1993, 4.750%,
               8/01/24

       16,505 Santa Ana Unified School      No Opt. Call       AAA    3,639,353
               District, Orange
               County, California,
               Certificates of
               Participation (1999
               Financing Project),
               0.000%, 4/01/29

-------------------------------------------------------------------------------
              Transportation - 7.1%

        6,500 Foothill/Eastern               1/10 at 100       AAA    6,273,475
               Transportation Corridor
               Agency, California,
               Toll Road Revenue
               Bonds, Series 1995A,
               5.000%, 1/01/35

        3,255 Foothill/Eastern               1/10 at 101       AAA    3,445,515
               Transportation Corridor
               Agency, California,
               Toll Road Refunding
               Revenue Bonds, Series
               1999, 5.750%, 1/15/40

              Port of Oakland,
               California, Revenue
               Bonds, 2000 Series K:
        2,000  5.500%, 11/01/09             No Opt. Call       AAA    2,194,140
               (Alternative Minimum
               Tax)
        2,000  5.750%, 11/01/29              5/10 at 100       AAA    2,108,400
               (Alternative Minimum
               Tax)

        1,320 Airport Commission, City       1/08 at 102       AAA    1,433,045
               and County of San
               Francisco, California
               (San Francisco
               International Airport),
               1997 Special Facilities
               Lease Revenue Bonds
               (SFO Fuel Company LLC),
               Series 2000A, 6.100%,
               1/01/20 (Alternative
               Minimum Tax)

        2,000 Southern California        7/01 at 102 1/2       AAA    2,077,480
               Rapid Transit District,
               Certificates of
               Participation (Workers
               Compensation Funding
               Program), 7.500%,
               7/01/05
-------------------------------------------------------------------------------
              U.S. Guaranteed - 13.4%

        7,000 City of Big Bear Lake,         4/02 at 102       AAA    7,380,520
               California, 1992 Water
               Revenue Refunding
               Bonds, 6.375%, 4/01/22
               (Pre-refunded to
               4/01/02)

        3,525 Brea Public Financing          8/01 at 102       AAA    3,653,168
               Authority, Orange
               County, California,
               1991 Tax Allocation
               Revenue Bonds
               (Redevelopment Project
               AB), Series A, 7.000%,
               8/01/15 (Pre-refunded
               to 8/01/01)

        3,000 Calaveras County Water         5/01 at 102       AAA    3,079,590
               District, California,
               Certificates of
               Participation (1991
               Ebbetts Pass Water
               System Improvements
               Project), 6.900%,
               5/01/16 (Pre-refunded
               to 5/01/01)

        2,000 Eastern Municipal Water        7/01 at 102       AAA    2,062,960
               District, Riverside
               County, California,
               Water and Sewer Revenue
               Certificates of
               Participation, Series
               1991, 6.500%, 7/01/20
               (Pre-refunded to
               7/01/01)

        5,000 Los Angeles County             7/02 at 102       AAA    5,301,450
               Transportation
               Commission, California,
               Second Senior
               Proposition C Sales Tax
               Revenue Bonds, Series
               1992-A, 6.250%, 7/01/13
               (Pre-refunded to
               7/01/02)


--------------------------------------------------------------------------------
15

                 Portfolio of Investments
                 Nuveen California Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                           Optional Call
 Amount (000) Description                 Provisions* Ratings** Market Value
-----------------------------------------------------------------------------
              U.S. Guaranteed
               (continued)

     $  3,500 Modesto Irrigation          9/02 at 102       AAA $  3,719,800
               District Financing
               Authority, Domestic
               Water Project Revenue
               Bonds, Series 1992A,
               6.125%, 9/01/19 (Pre-
               refunded to 9/01/02)

        2,000 Redevelopment Agency of     8/01 at 103       AAA    2,093,720
               the City of Pittsburg,
               California, Tax
               Allocation Bonds (Los
               Medanos Community
               Development Project),
               Series 1991, 7.150%,
               8/01/21 (Pre-refunded
               to 8/01/01)

        3,000 Sacramento Municipal        9/01 at 102       AAA    3,111,420
               Utility District,
               California, Electric
               Revenue Bonds, 1991
               Series Y, 6.500%,
               9/01/21 (Pre-refunded
               to 9/01/01)

        2,500 San Bernardino County       3/02 at 102       AAA    2,595,570
               Transportation
               Authority, Sales Tax
               Revenue Bonds (Limited
               Tax), 1992 Series A,
               6.000%, 3/01/10

-----------------------------------------------------------------------------
              Utilities - 3.8%

        5,000 California Pollution        4/11 at 102       AAA    5,000,000
               Control Financing
               Authority, Pollution
               Control Refunding
               Revenue Bonds (Pacific
               Gas and Electric
               Company), 1996A
               Remarketed, 5.350%,
               12/01/16 (Alternative
               Minimum Tax) (WI,
               settling 3/01/01)+

        1,000 California Pollution        9/09 at 101       AAA    1,002,770
               Control Financing
               Authority, Pollution
               Control Refunding
               Revenue Bonds (Southern
               California Edison
               Company), 1999 Series
               C, 5.450%, 9/01/29

        3,000 City of Shasta Lake,        4/05 at 102       AAA    3,274,710
               1996-2 Certificates of
               Participation, 6.000%,
               4/01/16

-----------------------------------------------------------------------------
              Water and Sewer - 6.5%

        9,000 Castaic Lake Water          2/11 at 101       AAA    8,733,870
               Agency, California,
               Revenue Certificates of
               Participation, Series
               2001A, 5.000%, 8/01/29
               (WI, settling 3/01/01)

        5,000 Cucamonga County Water      9/11 at 101       AAA    4,884,850
               District, California,
               Certificates of
               Participation (2000
               Water Shares Purchase),
               5.000%, 9/01/29 (WI,
               settling 3/06/01)

        2,500 The Metropolitan Water      7/06 at 100       AAA    2,391,400
               District of Southern
               California, Water
               Revenue Refunding
               Bonds, 1996 Series B,
               4.750%, 7/01/21
-----------------------------------------------------------------------------
     $348,506 Total Investments (cost                            255,448,655
               $237,818,390) - 103.5%
-----------------------------------------------------------------------------
------------
              Other Assets Less                                   (8,616,083)
               Liabilities - (3.5)%
         --------------------------------------------------------------------
              Net Assets - 100%                                 $246,832,572
         --------------------------------------------------------------------

           All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insur-ance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. + On April 6, 2001, the Pacific Gas & Electric Company (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions. The Fund's position in PG&E is covered under a portfolio insurance policy which insures the timely payment of principal and interest.
         (WI) Security purchased on a when-issued basis.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16

                 Statement of Net Assets
                 February 28, 2001



                                                                     California
                                                        California      Insured
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value  $262,264,311 $255,448,655
Cash                                                            --    6,732,387
Receivables:
 Interest                                                5,152,933    3,265,546
 Investments sold                                        6,310,769           --
 Shares sold                                               352,728      934,617
Other assets                                                   678        1,402
-------------------------------------------------------------------------------
  Total assets                                         274,081,419  266,382,607
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                           3,970,662           --
Payables:
 Investments purchased                                          --   18,629,720
 Shares redeemed                                           198,907       91,057
Accrued expenses:
 Management fees                                           111,829      102,863
 12b-1 distribution and service fees                        26,831       23,598
 Other                                                     112,583      120,095
Dividends payable                                          686,783      582,702
-------------------------------------------------------------------------------
  Total liabilities                                      5,107,595   19,550,035
-------------------------------------------------------------------------------
Net assets                                            $268,973,824 $246,832,572
-------------------------------------------------------------------------------
Class A Shares
Net assets                                            $ 52,540,168 $ 63,775,134
Shares outstanding                                       5,041,529    5,877,291
Net asset value and redemption price per share        $      10.42 $      10.85
Offering price per share (net asset value per share
 plus maximum sales charge of 4.20% of offering
 price)                                               $      10.88 $      11.33
-------------------------------------------------------------------------------
Class B Shares
Net assets                                            $ 14,824,938 $ 13,487,365
Shares outstanding                                       1,424,143    1,241,880
Net asset value, offering and redemption price per
 share                                                $      10.41 $      10.86
-------------------------------------------------------------------------------
Class C Shares
Net assets                                            $ 14,077,175 $  7,489,217
Shares outstanding                                       1,350,942      694,576
Net asset value, offering and redemption price per
 share                                                $      10.42 $      10.78
-------------------------------------------------------------------------------
Class R Shares
Net assets                                            $187,531,543 $162,080,856
Shares outstanding                                      17,973,761   14,952,681
Net asset value, offering and redemption price per
 share                                                $      10.43 $      10.84
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17

                 Statement of Operations
                 Year Ended February 28, 2001


                                                               California
                                                  California      Insured
--------------------------------------------------------------------------
Investment Income                                $17,029,185  $13,801,810
--------------------------------------------------------------------------
Expenses
Management fees                                    1,443,732    1,283,997
12b-1 service fees - Class A                         100,839      113,977
12b-1 distribution and service fees - Class B        111,905      112,052
12b-1 distribution and service fees - Class C        113,685       55,829
Shareholders' servicing agent fees and expenses      187,785      161,267
Custodian's fees and expenses                         86,712       71,700
Trustees' fees and expenses                            8,300        8,085
Professional fees                                     15,286       15,497
Shareholders' reports - printing and mailing
 expenses                                             46,957       36,240
Federal and state registration fees                    4,773        3,471
Portfolio insurance expense                               --        4,344
Other expenses                                        13,731       11,355
--------------------------------------------------------------------------
Total expenses before custodian fee credit         2,133,705    1,877,814
 Custodian fee credit                                (31,790)     (19,241)
--------------------------------------------------------------------------
Net expenses                                       2,101,915    1,858,573
--------------------------------------------------------------------------
Net investment income                             14,927,270   11,943,237
--------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions       769,280       81,161
Net change in unrealized appreciation or
 depreciation of investments                      10,019,386   14,826,137
--------------------------------------------------------------------------
Net gain from investments                         10,788,666   14,907,298
--------------------------------------------------------------------------
Net increase in net assets from operations       $25,715,936  $26,850,535
--------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18

                 Statement of Changes in Net Assets


                                 California              California Insured
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               2/28/01       2/29/00       2/28/01       2/29/00
---------------------------------------------------------------------------------
Operations
Net investment income     $ 14,927,270  $ 14,687,564  $ 11,943,237  $ 12,238,277
Net realized gain (loss)
 from investment
 transactions                  769,280      (671,954)       81,161    (2,150,082)
Net change in unrealized
 appreciation or
 depreciation of
 investments                10,019,386   (22,618,973)   14,826,137   (18,494,773)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 25,715,936    (8,603,363)   26,850,535    (8,406,578)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                    (2,791,484)   (2,397,373)   (2,875,463)   (2,492,127)
 Class B                      (568,693)     (428,484)     (507,197)     (455,617)
 Class C                      (756,352)     (530,805)     (337,486)     (301,363)
 Class R                   (10,888,533)  (11,164,199)   (8,380,147)   (8,833,909)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --       (20,496)           --            --
 Class B                            --        (3,705)           --            --
 Class C                            --        (4,435)           --            --
 Class R                            --       (73,356)           --            --
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (15,005,062)  (14,622,853)  (12,100,293)  (12,083,016)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  32,612,844    53,669,029    26,653,039    31,862,064
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               8,112,074     8,301,339     6,916,102     6,931,054
---------------------------------------------------------------------------------
                            40,724,918    61,970,368    33,569,141    38,793,118
Cost of shares redeemed    (44,983,816)  (50,606,014)  (29,779,149)  (38,558,155)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions         (4,258,898)   11,364,354     3,789,992       234,963
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               6,451,976   (11,861,862)   18,540,234   (20,254,631)
Net assets at the
 beginning of year         262,521,848   274,383,710   228,292,338   248,546,969
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $268,973,824  $262,521,848  $246,832,572  $228,292,338
---------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $    274,327  $    353,558  $     32,696  $    189,752
---------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collec-tively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, California Insured had outstanding when-is-sued purchase commitments of $18,629,720. There were no such outstanding pur-chase commitments in California.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net re-alized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over- distri-butions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in ex-cess of net realized gains and/or distributions in excess of net ordinary tax-able income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt in-come dividends paid during the fiscal year ended February 28, 2001, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securi-ties covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securi-ties. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value at-tributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value

-------------------------------------------------------------------------------
20
of the Fund's shares include value, if any, attributable to the Portfolio In-surance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. Dur-ing the fiscal year ended February 28, 2001, the California Fund invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Invest-ments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security de-clines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest rate paid on the floating rate security. The California Insured Fund did not invest in any such securities during the fiscal year ended February 28, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
21

2. Fund Shares

Transactions in Fund shares were as follows:

                                           California
                         --------------------------------------------------
                               Year Ended                Year Ended
                                 2/28/01                   2/29/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                  1,358,387  $ 13,908,219   3,432,125  $ 35,505,654
 Class B                    509,898     5,254,094     513,199     5,394,532
 Class C                    788,369     8,103,303     772,432     7,884,193
 Class R                    516,006     5,347,228     466,998     4,884,650
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    108,338     1,109,390     103,305     1,078,310
 Class B                     18,267       186,905      14,385       149,673
 Class C                     26,252       268,538      21,661       225,699
 Class R                    638,758     6,547,241     654,133     6,847,657
----------------------------------------------------------------------------
                          3,964,275    40,724,918   5,978,238    61,970,368
----------------------------------------------------------------------------
Shares redeemed:
 Class A                 (1,277,532)  (13,073,695) (2,039,895)  (20,711,423)
 Class B                   (135,742)   (1,385,073)   (171,297)   (1,754,561)
 Class C                   (975,564)  (10,065,669)   (232,384)   (2,371,152)
 Class R                 (1,991,059)  (20,459,379) (2,486,309)  (25,768,878)
----------------------------------------------------------------------------
                         (4,379,897)  (44,983,816) (4,929,885)  (50,606,014)
----------------------------------------------------------------------------
Net increase (decrease)    (415,622) $ (4,258,898)  1,048,353  $ 11,364,354
----------------------------------------------------------------------------
                                       California Insured
                         --------------------------------------------------
                               Year Ended                Year Ended
                                 2/28/01                   2/29/00
                         ------------------------  ------------------------
                             Shares        Amount      Shares        Amount
----------------------------------------------------------------------------
Shares sold:
 Class A                  1,544,970  $ 16,293,740   1,721,823  $ 18,028,989
 Class B                    338,675     3,579,514     486,871     5,202,861
 Class C                    259,795     2,707,646     323,797     3,395,642
 Class R                    387,241     4,072,139     496,702     5,234,572
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                    147,326     1,548,493     118,515     1,251,002
 Class B                     19,390       203,817      16,888       177,619
 Class C                     21,865       228,187      17,583       184,642
 Class R                    470,719     4,935,605     502,955     5,317,791
----------------------------------------------------------------------------
                          3,189,981    33,569,141   3,685,134    38,793,118
----------------------------------------------------------------------------
Shares redeemed:
 Class A                   (917,949)   (9,583,987)   (998,979)  (10,412,414)
 Class B                   (185,586)   (1,936,098)   (229,021)   (2,375,795)
 Class C                   (234,097)   (2,467,249)   (328,644)   (3,427,568)
 Class R                 (1,507,335)  (15,791,815) (2,129,612)  (22,342,378)
----------------------------------------------------------------------------
                         (2,844,967)  (29,779,149) (3,686,256)  (38,558,155)
----------------------------------------------------------------------------
Net increase (decrease)     345,014  $  3,789,992      (1,122) $    234,963
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
22

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 2, 2001, to shareholders of record on March 9, 2001, as follows:

                                   California  California Insured
------------------------------------------------------------------------------
Dividend per share:
 Class A                               $.0465              $.0435
 Class B                                .0400               .0365
 Class C                                .0420               .0385
 Class R                                .0485               .0450
------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended
February 28, 2001, were as follows:

                                   California  California Insured
------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities  $104,267,018        $ 48,120,766
 Short-term municipal securities   17,900,000          18,553,000
Sales and maturities:
 Long-term municipal securities   117,258,295          36,531,035
 Short-term municipal securities   17,900,000          33,653,000
------------------------------------------------------------------------------

At February 28, 2001, the identified cost of investments owned for federal in-come tax purposes were as follows:

                                   California  California Insured
------------------------------------------------------------------------------
                                 $256,853,922        $237,848,499
------------------------------------------------------------------------------

At February 28, 2001, California Insured had an unused capital loss carryforward of $2,097,246 available for federal income tax purposes to be ap-plied against future capital gains, if any. If not applied, $1,507,433 of the carryforward will expire in the year 2008 and $589,813 will expire in the year
2009.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                   California  California Insured
------------------------------------------------------------------------------
Gross unrealized:
 appreciation                    $ 13,708,781        $ 17,885,408
 depreciation                      (8,298,392)           (285,252)
------------------------------------------------------------------------------
Net unrealized appreciation      $  5,410,389        $ 17,600,156
------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets        Management Fee
----------------------------------------------
For the first $125 million         .5500 of 1%
For the next $125 million          .5375 of 1
For the next $250 million          .5250 of 1
For the next $500 million          .5125 of 1
For the next $1 billion            .5000 of 1
For net assets over $2 billion     .4750 of 1
----------------------------------------------

-------------------------------------------------------------------------------
23

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse addi-tional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2001, the Distributor collected sales charges on purchases of Class A Shares of approximately $103,700 and $95,400 for California and California Insured, respectively, all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2001, the Distributor compensated authorized dealers directly with approximately $257,800 and $229,000 in com-mission advances at the time of purchase for California and California In-sured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distrib-utor. During the fiscal year ended February 28, 2001, the Distributor retained approximately $126,800 and $114,600 in such 12b-1 fees for California and Cal-ifornia Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to share-holders relating to their investments. The Distributor also collected and re-tained approximately $72,600 and $92,900 of CDSC on share redemptions for Cal-ifornia and California Insured, respectively, during the fiscal year ended February 28, 2001.

7. Composition of Net Assets

At February 28, 2001, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                              California California Insured
----------------------------------------------------------------------------
Capital paid-in                             $263,163,084       $231,296,966
Balance of undistributed net investment
 income                                          274,327             32,696
Accumulated net realized gain (loss) from
 investment transactions                          80,288         (2,127,355)
Net unrealized appreciation of investments     5,456,125         17,630,265
----------------------------------------------------------------------------
Net assets                                  $268,973,824       $246,832,572
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
24

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
CALIFORNIA
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                  Ending
                       Net Invest-       ment         Invest-                     Net
Year Ended           Asset    ment       Gain            ment  Capital          Asset      Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return (a)
----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $10.01    $.57      $ .41  $ .98    $(.57)   $  --  $(.57) $10.42       9.99%
 2000                10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01      (3.12)
 1999                10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89       5.28
 1998                10.58     .55        .37    .92     (.55)    (.04)  (.59)  10.91       8.87
 1997                10.58     .55       (.01)   .54     (.54)      --   (.54)  10.58       5.29
Class B (3/97)
 2001                10.00     .49        .41    .90     (.49)      --   (.49)  10.41       9.23
 2000                10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00      (3.93)
 1999                10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89       4.44
 1998 (d)            10.56     .46        .41    .87     (.47)    (.04)  (.51)  10.92       8.39
Class C (9/94)
 2001                10.01     .51        .41    .92     (.51)      --   (.51)  10.42       9.42
 2000                10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01      (3.74)
 1999                10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90       4.70
 1998                10.58     .49        .38    .87     (.49)    (.04)  (.53)  10.92       8.36
 1997                10.58     .47       (.01)   .46     (.46)      --   (.46)  10.58       4.53
Class R (7/86)
 2001                10.02     .59        .41   1.00     (.59)      --   (.59)  10.43      10.23
 2000                10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02      (2.98)
 1999                10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91       5.50
 1998                10.61     .57        .36    .93     (.57)    (.04)  (.61)  10.93       8.99
 1997                10.60     .57        .01    .58     (.57)      --   (.57)  10.61       5.67
----------------------------------------------------------------------------------------------------
Class (Inception Date)
                                        Ratios/Supplemental Data
                 -----------------------------------------------------------------------------------
                                                                         After Credit/
                           Before Credit/          After                 Reimbursement
                           Reimbursement     Reimbursement (b)                (c)
CALIFORNIA                ------------------ -------------------------- -----------------
                                      Ratio                   Ratio                 Ratio
                                     of Net                  of Net                of Net
                            Ratios  Invest-                 Invest-        Ratio  Invest-
                                of     ment   Ratio of         ment           of     ment
                          Expenses   Income   Expenses       Income     Expenses   Income
                   Ending       to       to         to           to           to       to
                      Net  Average  Average    Average      Average      Average  Average Portfolio
Year Ended         Assets      Net      Net        Net          Net          Net      Net  Turnover
February 28/29,     (000)   Assets   Assets     Assets       Assets       Assets   Assets      Rate
----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            $ 52,540      .88%    5.52%          .88%        5.52%      .87%  5.53%         39%
 2000              48,560      .86     5.32           .86         5.32       .85   5.33          31
 1999              36,568      .90     4.97           .90         4.97       .90   4.97          34
 1998              29,125      .90     5.11           .90         5.11       .90   5.11          45
 1997              20,571      .94     5.16           .94         5.16       .94   5.16          74
Class B (3/97)
 2001              14,825     1.63     4.77          1.63         4.77      1.62   4.78          39
 2000              10,318     1.61     4.56          1.61         4.56      1.60   4.56          31
 1999               7,353     1.65     4.23          1.65         4.23      1.65   4.23          34
 1998 (d)           2,324     1.66*    4.31*         1.66*        4.31*     1.66*  4.31*         45
Class C (9/94)
 2001              14,077     1.43     4.97          1.43         4.97      1.42   4.98          39
 2000              15,132     1.41     4.75          1.41         4.75      1.40   4.76          31
 1999              10,353     1.45     4.43          1.45         4.43      1.45   4.43          34
 1998               4,061     1.45     4.56          1.45         4.56      1.45   4.56          45
 1997               1,003     1.67     4.44          1.67         4.44      1.67   4.44          74
Class R (7/86)
 2001             187,532      .68     5.72           .68         5.72       .67   5.73          39
 2000             188,512      .66     5.47           .66         5.47       .65   5.48          31
 1999             220,109      .71     5.16           .71         5.16       .71   5.16          34
 1998             216,309      .70     5.31           .70         5.31       .70   5.31          45
 1997             214,253      .70     5.41           .70         5.41       .70   5.41          74
----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -------------------------
CALIFORNIA INSURED
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                    Ending
                       Net Invest-       ment         Invest-                       Net
Year Ended           Asset    ment       Gain            ment  Capital            Asset      Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains    Total   Value Return (a)
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $10.19    $.52      $ .67  $1.19    $(.53)    $ --    $(.53) $10.85      11.98%
 2000                11.10     .53       (.92)  (.39)    (.52)      --     (.52)  10.19      (3.52)
 1999                11.06     .52        .06    .58     (.53)    (.01)**  (.54)  11.10       5.31
 1998                10.70     .54        .36    .90     (.54)      --     (.54)  11.06       8.66
 1997                10.76     .55       (.08)   .47     (.53)      --     (.53)  10.70       4.57
Class B (3/97)
 2001                10.20     .45        .66   1.11     (.45)      --     (.45)  10.86      11.14
 2000                11.11     .45       (.92)  (.47)    (.44)      --     (.44)  10.20      (4.26)
 1999                11.06     .44        .06    .50     (.44)    (.01)**  (.45)  11.11       4.61
 1998 (d)            10.67     .45        .40    .85     (.46)      --     (.46)  11.06       8.13
Class C (9/94)
 2001                10.13     .46        .66   1.12     (.47)      --     (.47)  10.78      11.32
 2000                11.03     .47       (.91)  (.44)    (.46)      --     (.46)  10.13      (4.03)
 1999                10.98     .46        .06    .52     (.46)    (.01)**  (.47)  11.03       4.81
 1998                10.63     .47        .35    .82     (.47)      --     (.47)  10.98       7.96
 1997                10.67     .46       (.05)   .41     (.45)      --     (.45)  10.63       3.99
Class R (7/86)
 2001                10.18     .54        .67   1.21     (.55)      --     (.55)  10.84      12.18
 2000                11.08     .55       (.91)  (.36)    (.54)      --     (.54)  10.18      (3.27)
 1999                11.04     .54        .06    .60     (.55)    (.01)**  (.56)  11.08       5.49
 1998                10.68     .56        .36    .92     (.56)      --     (.56)  11.04       8.86
 1997                10.74     .56       (.07)   .49     (.55)      --     (.55)  10.68       4.81
-----------------------------------------------------------------------------------------------------
Class (Inception Date)
                                        Ratios/Supplemental Data
                 ------------------------------------------------------------------------------------
                                                                         After Credit/
                           Before Credit/          After                 Reimbursement
                           Reimbursement     Reimbursement (b)                (c)
CALIFORNIA INSURED        ------------------ -------------------------- ------------------
                                      Ratio                   Ratio                 Ratio
                                     of Net                  of Net                of Net
                                    Invest-                 Invest-               Invest-
                          Ratio of     ment  Ratios of         ment     Ratio of     ment
                          Expenses   Income   Expenses       Income     Expenses   Income
                   Ending       to       to         to           to           to       to
                      Net  Average  Average    Average      Average      Average  Average  Portfolio
Year Ended         Assets      Net      Net        Net          Net          Net      Net   Turnover
February 28/29,     (000)   Assets   Assets     Assets       Assets       Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            $ 63,775      .88%    4.97%          .88%        4.97%      .87%    4.98%        16%
 2000              52,014      .88     5.02           .88         5.02       .88     5.02         44
 1999              47,300      .93     4.72           .93         4.72       .93     4.72         25
 1998              36,203      .90     4.93           .90         4.93       .90     4.93         26
 1997              27,598      .94     5.05           .94         5.05       .94     5.05         51
Class B (3/97)
 2001              13,487     1.63     4.22          1.63         4.22      1.62     4.23         16
 2000              10,909     1.64     4.27          1.64         4.27      1.63     4.28         44
 1999               8,825     1.68     3.96          1.68         3.96      1.68     3.96         25
 1998 (d)           2,967     1.66*    4.16*         1.66*        4.16*     1.66*    4.16*        26
Class C (9/94)
 2001               7,489     1.43     4.42          1.43         4.42      1.42     4.43         16
 2000               6,552     1.43     4.45          1.43         4.45      1.43     4.46         44
 1999               6,994     1.48     4.17          1.48         4.17      1.48     4.17         25
 1998               3,226     1.45     4.37          1.45         4.37      1.45     4.37         26
 1997               1,719     1.67     4.32          1.67         4.32      1.67     4.32         51
Class R (7/86)
 2001             162,081      .68     5.18           .68         5.18       .67     5.18         16
 2000             158,816      .68     5.20           .68         5.20       .68     5.20         44
 1999             185,428      .74     4.92           .74         4.92       .74     4.92         25
 1998             191,554      .70     5.14           .70         5.14       .70     5.14         26
 1997             195,553      .69     5.30           .69         5.30       .69     5.30         51
-----------------------------------------------------------------------------------------------------

 * Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
26

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen California and California Insured Municipal Bond Funds (each a series of Nuveen Multistate Trust II) (a Massachusetts business trust), including the portfo-lios of investments, as of February 28, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial high-lights for the periods indicated thereon. These financial statements and fi-nancial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of February 28, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confir-mation from brokers and when replies were not received, we carried out alter-native auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Cali-fornia and California Insured Municipal Bond Funds as of February 28, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the finan-cial highlights for the periods indicated thereon in conformity with account-ing principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 2001

-------------------------------------------------------------------------------
27

                                     NOTES



_____
28

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787








NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


_____
29

Serving
Investors
For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr
Appears Here]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN
Investments

Nuveen Municipal Bond Funds

ANNUAL REPORT FEBRUARY 28, 2001

Dependable, tax-free income to help you keep more of what you earn.

[Photo Appears Here]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

Massachusetts
Massachusetts Insured

                              Morningstar Ratings

                                   * * * *

                 Nuveen Massachusetts Municipal Bond Fund/1/,/2/
                     Overall rating among 1,694 municipal
                           bond funds as of 2/28/01



    Table of Contents

1   Dear Shareholder
3   From the Portfolio Manager
    Nuveen Massachusetts Municipal Bond Fund
7   Fund Spotlight
    Nuveen Massachusetts Insured Municipal Bond Fund
8   Fund Spotlight
9   Portfolio of Investments
15  Statement of Net Assets
16  Statement of Operations
17  Statement of Changes in Net Assets
18  Notes to Financial Statements
23  Financial Highlights
25  Report of Independent Public Accountants
29  Fund Information

--------------------------------------------------------------------------------
/1/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen Massachusetts Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen Massachusetts Municipal Bond Fund received a Morningstar Rating of three stars and four stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 16, 2001




Annual Report    page 2

From the Portfolio Manager

MASSACHUSETTS MUNICIPAL BOND FUND
MASSACHUSETTS INSURED MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

Q.  What market environment did the fund experience in the last 12 months?

A.  Overall market conditions were affected by developments in key areas:

    Interest rates. The Federal Reserve Board raised short-term interest rates three times in 2000, following three earlier rate hikes in 1999. The rising interest rate environment prompted us to sell many lower-yielding securities and reinvest in bonds with higher rates to help strengthen the fund's dividend-producing capability.

    In the first two months of 2001, long-term municipal interest rates have declined in response to Federal Reserve Board actions that cut the short-term federal funds rate twice by February 28 for a total of 100 basis points. These declines helped to stabilize the fund's NAV.

    Supply. In contrast to the 13 percent decline in issuance for the national municipal market overall in 2000, Massachusetts experienced an increase in new issues of 22 percent relative to 1999 levels. We discovered several attractive investment opportunities within this environment of increased offerings by capitalizing on two of Nuveen's greatest strengths: strong research capabilities and our broad dealer network.

Q. How did the funds perform during the fiscal year ended Feb. 28, 2001, and what factors influenced their returns?

A. As shown on the next page, one-year and five-year total returns for the Massachusetts Municipal Bond Fund Class A at net asset value were 10.34 percent and 4.76 percent, respectively. For the Massachusetts Insured Municipal Bond Fund, one-year and five-year total returns on Class A at net asset value were 10.93 percent and 4.73 percent, respectively.

    Each fund lagged its peer group average total returns for both periods due largely to our defensive focus on shorter-term municipals in 2000 when interest rates were rising. This strategy can help returns outperform in an environment of increasing interest rates. When rates began declining in early 2001, this approach enhanced each fund's capacity for producing dividends more than total returns.

Massachusetts
Economy at a Glance
March 1, 2000 - February 28, 2001

Economy remains strong

 . Industry dominance continued to shift from manufacturing to financial services and information technology. High education levels have attracted high-paying technology and R&D companies.

 . The high-tech sector anchored by Boston-based Internet and software companies now includes computer networking and biotech.

 . Massachusetts's unemployment rate of 2.7% in February 2001 was well below the national average of 4.2%.

Issuance rises as interest rates fall

 . New issues during the fiscal year jumped to approximately $9.5 billion, 25% above the prior year's issues.

 . Lower interest rates spurred refundings, as total issuance for January and February 2001 reached $1.6 billion, a 26% increase over the same period in 2000.

Ratings affirmed

Citing the Commonwealth as "the powerhouse of the Northeast" and noting that a shortage of skilled labor is the only hindrance to faster growth in the technology sector, Moody's affirmed its Aa2 rating.

Massachusetts' AA- rating was affirmed by Fitch and S&P, which placed the Commonwealth on "positive outlook" based on its financial position and funding plans for additional Central Artery Project costs.

Income Tax Rolled Back

Voters in November overwhelmingly approved an incremental reduction in Commonwealth income tax from 5.95% to 5% by 2004.

--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers only through the end of the reporting period indicated on the cover. The managers' views are subject to change at any time, based on market and other conditions.


                                                         Annual Report    page 3

Your Fund's
Investment
Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.


Annualized Total Returns/1/

Class A Shares at NAV                    One-Year    Five-Year

Massachusetts Municipal Bond Fund         10.34%       4.76%

Lipper Massachusetts Municipal Debt       11.28%       5.11%
Funds Category Average/2/


Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                           4.39%

Taxable-Equivalent Yield/3/                6.75%

For the Nuveen Massachusetts Municipal Bond Fund, one-year returns were also affected by holdings in the resource recovery sector, which experienced difficulty in 2000.

Annualized Total Returns/1/

Class A Shares at NAV                           One-Year   Five-Year

Massachusetts Insured Municipal Bond Fund        10.93%       4.73%

Lipper Massachusetts Municipal Debt              12.12%       4.89%
Funds Category Average/2/

Tax-Free Yields

Class A Shares at NAV

SEC 30-Day Yield                                  3.76%

Taxable-Equivalent Yield/3/                       5.78%

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Annual Report    page 4

How Your Fund Pursues Its
Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. (An insured fund primarily buys insured municipal bonds.) The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Q. What strategies were underlying your management of the funds during the year?

A. Increasing duration became a primary focus for both funds toward the end of the fiscal year. The environment of falling interest rates provided opportunities to purchase new issues at the long end of the yield curve, which we expect to enhance the funds' call protection and potential long-term total returns. These efforts should also help to safeguard the fund's long-term dividend paying capabilities, which otherwise could come under pressure in periods of declining interest rates.

    In the Massachusetts Insured Municipal Bond Fund, we sold several hospital issues to help reduce exposure to what is one of the most difficult healthcare markets in the country. We reinvested in credits with more distant call dates, which helped to enhance the fund's call protection.

    In the Massachusetts Municipal Bond Fund...

 . We purchased a block of Massachusetts Industrial Finance Agency (MIFA) bonds in the secondary market issued for the Jewish Geriatric Services nursing home project in Springfield, Mass. The project is well-structured, has full occupancy and is backed by an irrevocable FleetBank letter of credit. The issue is rated A+ by Standard & Poors, has attractive imbedded call options, and attractive coupon and yield. To pay for this purchase, we sold MBIA-insured Massachusetts Turnpike Authority bonds yielding 60 basis points less than these MIFA bonds at the time.

 .  We purchased a AAA-rated Framingham Housing Authority bond collateralized by
   GNMA to purchase and renovate a 254-unit rental property. The issue offered 50 basis points of incremental yield relative to similarly structured insured bonds at that time.

   In the Massachusetts Insured Municipal Bond Fund...

 . We purchased AAA-rated Massachusetts Development Finance Agency bonds collateralized by GNMA to convert the former Edward Haskell School of Nursing in Boston's Parker Hill into an assisted living facility. The manager of a Nuveen short-term fund had purchased the bonds in their original structure and suggested that we consider acquiring the securities. Working with the underwriter, we were able to restructure the bonds for our longer-term investment horizon.

--------------------------------------------------------------------------------

/2/ For the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts
    Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 54 funds in the Lipper Massachusetts Municipal Bond Debt Funds category for the one-year period ended February 28, 2001, and 45 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

                                                         Annual Report    page 5

Your Investment
Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

Q.  What is your outlook for the Massachusetts municipal market?

A. We anticipate periods of strong retail demand, which could provide opportunities to sell what are now less attractive holdings and invest in issues our research identifies for potentially superior price appreciation, call protection and embedded yield. Our focus on enhancing each fund's duration should help to maintain long-term dividend paying capabilities if an environment of declining interest rates remains in place.


Massachusetts Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

[Mountain Chart Appears Here]


             Lehman Brothers   Nuveen Flagship MA
             Municipal Bond    Municipal Bond Fund  Nuveen Flagship MA Municipal
                  Index               (NAV)              Bond Fund (Offer)

2/91            $10,000             $10,000                 $ 9,580
2/92             10,999              11,012                  10,549
2/93             12,513              12,545                  12,018
2/94             13,285              13,261                  12,704
2/95             13,454              13,471                  12,906
2/96             14,941              14,767                  14,147
2/97             15,899              15,465                  14,816
2/98             17,353              16,608                  15,910
2/99             18,420              17,446                  16,713
2/00             18,034              16,886                  16,177
2/01             20,260              18,633                  17,850


--- Nuveen Massachusetts Municipal Bond Fund (NAV) $18,633
--- Nuveen Massachusetts Municipal Bond Fund (Offer) $17,850
--- Lehman Brothers Municipal Bond Index $20,260


Massachusetts Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

[Mountain Chart Appears Here]


             Lehman Brothers   Nuveen MA Insured        Nuveen Flagship
             Municipal Bond    Municipal Bond Fund   MA Insured Municipal
                  Index               (NAV)            Bond Fund (Offer)

2/91             $10,000            $10,000                 $ 9,580
2/92              10,999             10,929                  10,470
2/93              12,513             12,461                  11,937
2/94              13,205             13,081                  12,531
2/95              13,454             13,273                  12,716
2/96              14,941             14,545                  13,934
2/97              15,899             15,130                  14,495
2/98              17,353             16,196                  15,516
2/99              18,420             17,021                  16,306
2/00              18,034             16,519                  15,825
2/01              20,260             18,324                  17,554


--- Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $18,324 --- Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $17,554 --- Lehman Brothers Municipal Bond Index $20,260

--------------------------------------------------------------------------------
/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.


Annual Report    page 6

Fund Spotlight as of 2-28-01

MASSACHUSETTS MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                                   A Shares    B Shares    C Shares    R Shares

NAV                                $  9.70     $  9.72     $  9.64     $  9.67
--------------------------------------------------------------------------------
CUSIP                              67065N845   67065N837   67065N829   67065N811
--------------------------------------------------------------------------------
Latest Dividend/1/                 $0.0420     $0.0360     $0.0375     $0.0435
--------------------------------------------------------------------------------
Inception Date                     9/94        3/97        10/94       12/86


Annualized Total Returns/2/
                   as of February 28, 2001               as of December 31, 2000

A Shares                 NAV         Offer                      NAV        Offer

1-Year                10.34%         5.67%                   10.04%        5.38%
--------------------------------------------------------------------------------
5-Year                 4.76%         3.86%                    4.57%        3.68%
--------------------------------------------------------------------------------
10-Year                6.42%         5.97%                    6.56%        6.11%
--------------------------------------------------------------------------------

B Shares            w/o CDSC        w/CDSC                 w/o CDSC       w/CDSC

1-Year                 9.60%         5.60%                    9.18%        5.18%
--------------------------------------------------------------------------------
5-Year                 4.06%         3.90%                    3.85%        3.69%
--------------------------------------------------------------------------------
10-Year                5.83%         5.83%                    5.97%        5.97%
--------------------------------------------------------------------------------

C Shares                 NAV                                                 NAV

1-Year                 9.89%                                               9.35%
--------------------------------------------------------------------------------
5-Year                 4.18%                                               3.96%
--------------------------------------------------------------------------------
10-Year                5.71%                                               5.83%
--------------------------------------------------------------------------------

R Shares                 NAV                                                 NAV

1-Year                10.58%                                              10.27%
--------------------------------------------------------------------------------
5-Year                 5.00%                                               4.81%
--------------------------------------------------------------------------------
10-Year                6.65%                                               6.79%
--------------------------------------------------------------------------------


Tax-Free Yields
                      as of February 28, 2001

A Shares                         NAV    Offer

SEC 30-Day Yield               4.39%    4.20%
---------------------------------------------
Taxable-Equivalent Yield/3/    6.75%    6.46%
---------------------------------------------

B Shares                                  NAV

SEC 30-Day Yield                        3.63%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.58%
---------------------------------------------

C Shares                                  NAV

SEC 30-Day Yield                        3.83%
---------------------------------------------
Taxable-Equivalent Yield/3/             5.89%
---------------------------------------------

R Shares                                  NAV

SEC 30-Day Yield                        4.59%
---------------------------------------------
Taxable-Equivalent Yield/3/             7.06%
---------------------------------------------


Bond Credit Quality/4/

[Pie Chart Appears Here]

AAA/U.S. Guaranteed            54%
----------------------------------
AA                             11%
----------------------------------
A                              16%
----------------------------------
BBB                            14%
----------------------------------
NR                              5%
----------------------------------

Top Five Sectors/4/
--------------------------------------------------------------------------------

U.S. Guaranteed            20%

Housing (Multifamily)      16%

Long-Term Care             16%

Tax Obligation (General)   12%

Healthcare                 12%


Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$97.4 million

Average Effective Maturity
19.39 years

Average Duration
6.64

-------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.


                                                          Annual Report   page 7

Fund Spotlight as of 2-28-01

MASSACHUSETTS INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


Quick Facts
                                   A Shares    B Shares    C Shares    R Shares
--------------------------------------------------------------------------------
NAV                                $ 10.30     $ 10.31     $ 10.28     $ 10.31
--------------------------------------------------------------------------------
CUSIP                              67065N795   67065N787   67065N779   67065N761
--------------------------------------------------------------------------------
Latest Dividend/1/                 $0.0410     $0.0345     $0.0360     $0.0425
--------------------------------------------------------------------------------
Inception Date                     9/94        3/97        9/94        12/86
--------------------------------------------------------------------------------



Annualized Total Returns/2/
                   as of February 28, 2001               as of December 31, 2000

A Shares                 NAV         Offer                 NAV             Offer

1-Year                10.93%         6.25%              10.56%             5.90%
--------------------------------------------------------------------------------
5-Year                 4.73%         3.83%               4.49%             3.60%
--------------------------------------------------------------------------------
10-Year                6.24%         5.79%               6.36%             5.90%
--------------------------------------------------------------------------------


B Shares            w/o CDSC        w/CDSC            w/o CDSC            w/CDSC

1-Year                10.06%         6.06%               9.69%             5.69%
--------------------------------------------------------------------------------
5-Year                 3.95%         3.78%               3.73%             3.56%
--------------------------------------------------------------------------------
10-Year                5.65%         5.65%               5.76%             5.76%
--------------------------------------------------------------------------------


C Shares                               NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                              10.29%                                10.03%
--------------------------------------------------------------------------------
5-Year                               4.10%                                 3.90%
--------------------------------------------------------------------------------
10-Year                              5.53%                                 5.66%
--------------------------------------------------------------------------------

R Shares                               NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                              11.11%                                10.86%
--------------------------------------------------------------------------------
5-Year                               4.92%                                 4.72%
--------------------------------------------------------------------------------
10-Year                              6.49%                                 6.62%
--------------------------------------------------------------------------------


Tax-Free Yields
                      as of February 28, 2001

A Shares                          NAV   Offer

SEC 30-Day Yield                3.76%   3.60%
---------------------------------------------
Taxable-Equivalent Yield/3/     5.78%   5.54%
---------------------------------------------

B Shares                                  NAV

SEC 30-Day Yield                        3.01%
---------------------------------------------
Taxable-Equivalent Yield/3/             4.63%
---------------------------------------------

C Shares                                  NAV

SEC 30-Day Yield                        3.21%
---------------------------------------------
Taxable-Equivalent Yield/3/             4.94%
---------------------------------------------

R Shares                                  NAV

SEC 30-Day Yield                        3.96%
---------------------------------------------
Taxable-Equivalent Yield/3/             6.09%
---------------------------------------------

Bond Credit Quality/4/

[Pie Chart Appears Here]

Insured and
U.S. Guaranteed                           12%
---------------------------------------------
U.S. Guaranteed                            4%
---------------------------------------------
Insured                                   84%
---------------------------------------------


Top Five Sectors/4/
--------------------------------------------------------------------------------

Housing (Multifamily)                  21%
Education and Civic Organizations      18%
U.S. Guaranteed                        16%
Tax Obligation (General)               15%
Healthcare                             13%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$72.5 million

Average Effective Maturity
20.88 years

Average Duration
6.14

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

Annual Report    page 8

                 Portfolio of Investments
                 Nuveen Massachusetts Municipal Bond Fund
                 February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 10.0%

     $  1,000 Massachusetts Development      11/08 at 102        A2 $   955,540
               Finance Agency, Revenue
               Bonds, YMCA of Greater
               Boston Issue,
               Series 1998,
               5.450%, 11/01/28

        3,000 Massachusetts Development       3/09 at 101         A   2,729,910
               Finance Agency, Revenue
               Bonds, Curry College
               Issue, 1999 Series A,
               5.500%, 3/01/29

        2,000 Massachusetts Development       1/10 at 101       BBB   2,077,360
               Finance Agency, Revenue
               Bonds, Massachusetts
               College of Pharmacy and
               Allied Health Sciences
               Issue, 1999 Series B,
               6.625%, 7/01/20

        1,000 Massachusetts Health and        7/02 at 102       AAA   1,036,990
               Educational Facilities
               Authority, Revenue
               Bonds, Suffolk
               University Issue,
               Series B,
               6.350%, 7/01/22

           30 Massachusetts Health and        7/01 at 102       AAA      30,870
               Educational Facilities
               Authority, Revenue
               Bonds, Boston College
               Issue, Series J,
               6.625%, 7/01/21

          500 Massachusetts Industrial        7/03 at 102       Aa1     488,180
               Finance Agency, Revenue
               Bonds, Whitehead
               Institute for Biomedical
               Research 1993 Issue,
               5.125%, 7/01/26

        2,290 Massachusetts Industrial        7/05 at 102       AAA   2,438,621
               Finance Agency, Revenue
               and Refunding Bonds,
               1995 Series A (Lesley
               College Project),
               6.300%, 7/01/25

-------------------------------------------------------------------------------
              Healthcare - 11.6%

          500 Massachusetts Health and    7/01 at 101 1/2       N/R     500,350
               Educational Facilities
               Authority, Revenue
               Bonds, Cardinal Cushing
               General Hospital Issue,
               Series 1989, 8.875%,
               7/01/18

          750 Massachusetts Health and        7/02 at 102       AAA     788,985
               Educational Facilities
               Authority, Revenue
               Bonds, New England
               Medical Center Hospitals
               Issue, Series F, 6.625%,
               7/01/25

        1,000 Massachusetts Health and        7/03 at 102       AAA   1,029,350
               Educational Facilities
               Authority, Revenue
               Bonds, Lahey Clinic
               Medical Center Issue,
               Series B, 5.625%,
               7/01/15

        2,500 Massachusetts Health and        2/04 at 102       Aa2   2,645,300
               Educational Facilities
               Authority, Revenue
               Refunding Bonds,
               Youville Hospital Issue
               (FHA-Insured Project),
               Series B, 6.000%,
               2/15/25

        2,000 Massachusetts Health and        7/08 at 102       AAA   1,906,000
               Educational Facilities
               Authority, Revenue
               Bonds, Caregroup Issue,
               Series A,
               5.000%, 7/01/25

        1,500 Massachusetts Health and        7/08 at 101       AAA   1,379,925
               Educational Facilities
               Authority, Revenue
               Bonds, Harvard Pilgrim
               Health Care Issue,
               Series A, 4.750%,
               7/01/22

        3,000 Massachusetts Health and        7/10 at 101       BBB   3,030,090
               Educational Facilities
               Authority, Revenue
               Bonds, Winchester
               Hospital Issue, Series
               E, 6.750%, 7/01/30

-------------------------------------------------------------------------------
              Housing/Multifamily -
                16.1%

          920 Boston-Mount Pleasant           8/02 at 102       AAA     952,660
               Housing Development
               Corporation, Multifamily
               Housing Refunding
               Revenue Bonds,
               Series 1992A, 6.750%,
               8/01/23

        1,115 Framingham Housing              8/10 at 105       AAA   1,218,327
               Authority, Refunding
               Revenue Bonds (GNMA
               Collateralized - Beaver
               Terrace Apartments
               Project), Series 2000A,
               6.350%, 2/20/32

        3,000 Massachusetts Development      12/09 at 102       N/R   3,040,260
               Finance Agency, Assisted
               Living Revenue Bonds
               (Prospect House
               Apartments),
               Series 1999, 7.000%,
               12/01/31 (Alternative
               Minimum Tax)

        2,000 Massachusetts Development       6/11 at 105       AAA   2,202,640
               Finance Authority,
               Assisted Living Revenue
               Bonds (GNMA
               Collateralized - Haskell
               House Project), Series
               2000A, 6.500%, 12/20/41
               (Alternative Minimum
               Tax)

        3,700 Massachusetts Housing           4/03 at 102        A+   3,841,599
               Finance Agency, Housing
               Project Revenue Bonds,
               Series 1993A Refunding,
               6.375%, 4/01/21

        1,000 Massachusetts Housing          11/02 at 102       AAA   1,041,260
               Finance Agency,
               Residential Development
               Bonds (Section 8
               Assisted),
               1992 Series E,
               6.250%, 11/15/14

        1,000 Massachusetts Housing           5/02 at 102       AAA   1,036,040
               Finance Agency,
               Residential Development
               Bonds, 1992 Series D,
               6.875%, 11/15/21

        1,000 Massachusetts Industrial        1/08 at 102       AAA   1,033,280
               Finance Agency, Revenue
               Bonds (FHA-Insured
               Mortgage Loan - Hudner
               Associates Projects),
               5.650%, 1/01/23

        1,250 Somerville Housing              5/01 at 101       AAA   1,276,725
               Authority, Mortgage
               Revenue Bonds (GNMA
               Collateralized -
                Clarendon Hill Towers
               Project), Series 1990,
               7.950%, 11/20/30

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9

                 Portfolio of Investments
                 Nuveen Massachusetts Municipal Bond Fund (continued) February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Long-Term Care - 15.3%

     $  1,790 Massachusetts Development       9/09 at 102        AA $ 1,830,365
               Finance Agency, Revenue
               Bonds, The May Institute
               Issue, Series 1999,
               5.750%, 9/01/24

        2,900 Massachusetts Development       8/09 at 101         A   2,916,501
               Finance Agency, Revenue
               Bonds, Northern Berkshire
               Community Services, Inc.
               Issue, 1999 Series A,
               6.250%, 8/15/29

          885 Massachusetts Health and        7/03 at 102       AAA     918,338
               Educational Facilities
               Authority, Revenue Bonds,
               Cable Housing and Health
               Services Issue, Series A,
               5.625%, 7/01/13

        3,285 Massachusetts Health and        2/07 at 102       Aa2   3,440,151
               Educational Facilities
               Authority, Revenue
               Refunding Bonds, Youville
               Hospital Issue (FHA-
               Insured Project), Series
               A, 6.250%, 2/15/41

          380 Massachusetts Industrial        8/08 at 105       AAA     399,422
               Finance Agency, Assisted
               Living Facility Revenue
               Bonds (The Newton Group
               Draper Place Project -
                GNMA Collateralized),
               Series 1998, 5.400%,
               8/20/12 (Alternative
               Minimum Tax)

        2,020 Massachusetts Industrial        6/09 at 102       AAA   2,022,020
               Finance Agency, Assisted
               Living Facility Revenue
               Bonds (The Arbors at
               Taunton Project - GNMA
               Collateralized), Series
               1999, 5.500%, 6/20/40
               (Alternative Minimum Tax)

        2,500 Massachusetts Industrial        5/07 at 102        A+   2,361,150
               Finance Agency, Health
               Care Facilities Revenue
               Bonds (Jewish Geriatric
               Services, Inc. Obligated
               Group), Series 1997B,
               5.500%, 5/15/27

        1,015 Massachusetts Industrial        2/06 at 102       AAA   1,036,234
               Financial Agency, Revenue
               Bonds, Heights Crossing
               Limited Partnership Issue
               (FHA-Insured Project),
               Series 1995, 6.000%,
               2/01/15 (Alternative
               Minimum Tax)

-------------------------------------------------------------------------------
              Tax Obligation/General -
               11.8%

          490 Town of Barnstable, General     9/04 at 102        AA     517,817
               Obligation Bonds, 5.750%,
               9/15/14

              Town of Deerfield, General
              Obligation School Bonds of
              1992, School Project Loan,
              Act of 1948,
              Bank-Qualified, Unlimited
              Tax:
          420  6.200%, 6/15/09                6/02 at 102        A1     441,504
          415  6.250%, 6/15/10                6/02 at 102        A1     436,236

          135 City of Holyoke, General       No Opt. Call      BBB+     135,717
               Obligation Bonds, 1991
               Series A, 8.000%, 6/01/01

          500 City of Holyoke, General        8/01 at 102      Baa1     518,710
               Obligation Limited Bonds,
               School Project Loan, Act
               of 1948, 7.650%, 8/01/09

          750 City of Holyoke, General       11/02 at 102      BBB+     797,430
               Obligation Refunding
               Bonds, 7.000%, 11/01/08

        2,500 Massachusetts Bay              No Opt. Call       AAA   3,059,075
               Transportation Authority,
               General Transportation
               System Bonds, 1991 Series
               A, 7.000%, 3/01/21

          600 Massachusetts Bay               3/07 at 101        AA     574,260
               Transportation Authority,
               General Transportation
               System Bonds, 1997 Series
               D, 5.000%, 3/01/27

        1,250 The Commonwealth of             2/10 at 101       Aa2   1,393,463
               Massachusetts, General
               Obligation Bonds,
               Consolidated Loan, Series
               2000A, 6.000%, 2/01/14

              City of Taunton, General
              Obligation Bonds, Electric
              Loan, Act of 1969:
        1,465  8.000%, 2/01/02               No Opt. Call         A   1,523,410
        1,005  8.000%, 2/01/03               No Opt. Call         A   1,080,948

        1,000 City of Worcester, General      8/02 at 102        A-   1,045,380
               Obligation Bonds, 6.000%,
               8/01/04

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               1.0%

          835 Massachusetts Industrial        1/05 at 102       AAA     940,402
               Finance Agency, Library
               Revenue Bonds (Malden
               Public Library Project),
               Series 1994, 7.250%,
               1/01/15

-------------------------------------------------------------------------------
              Transportation - 4.6%

       10,000 Massachusetts Turnpike         No Opt. Call       AAA   2,274,600
               Authority, Metropolitan
               Highway System Revenue
               Bonds, 1997 Series A
               (Senior), 0.000%, 1/01/29
        2,320 Massachusetts Turnpike          1/07 at 102       AAA   2,189,175
               Authority, Metropolitan
               Highway System Revenue
               Bonds, 1997 Series C
               (Senior), 5.000%, 1/01/37
-------------------------------------------------------------------------------
              U.S. Guaranteed - 19.2%

              City of Attleboro, General
               Obligation Bonds:
          450  6.250%, 1/15/10 (Pre-          1/03 at 102     A3***     480,276
               refunded to 1/15/03)
          450  6.250%, 1/15/11 (Pre-          1/03 at 102     A3***     480,276
               refunded to 1/15/03)

        1,000 City of Boston, General         7/01 at 102       AAA   1,031,190
               Obligation Bonds, 1991
               Series A, 6.750%, 7/01/11
               (Pre-refunded to 7/01/01)


--------------------------------------------------------------------------------
10

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              U.S. Guaranteed
               (continued)

     $    500 Boston Water and Sewer       11/01 at 102       AAA  $   521,855
               Commission, General
               Revenue Bonds, 1991
               Series A, Senior Series,
               7.000%, 11/01/18 (Pre-
               refunded to 11/01/01)

          310 City of Haverhill,           10/01 at 102    BBB***      323,907
               General Obligation
               Bonds, Municipal
               Purpose, Loan of 1991,
               7.500%, 10/15/11
               (Pre-refunded to
               10/15/01)

          250 City of Holyoke, General      6/02 at 103       AAA      272,000
               Obligation Bonds,
               8.150%, 6/15/06 (Pre-
               refunded to 6/15/02)

        1,000 City of Lynn, General         1/02 at 104       Aaa    1,077,220
               Obligation Bonds,
               7.850%, 1/15/11 (Pre-
               refunded to 1/15/02)

          250 The Massachusetts Bay        12/06 at 100      A***      300,470
               Transportation
               Authority, Certificates
               of Participation, Series
               1988, 7.800%, 1/15/14
               (Pre-refunded to
               12/22/06)

          500 Massachusetts Health and      9/02 at 102       AAA      532,365
               Educational Facilities
               Authority, Revenue
               Refunding Bonds,
               Worcester Polytechnic
               Institute Issue, Series
               E, 6.625%, 9/01/17 (Pre-
               refunded to 9/01/02)

        2,000 Massachusetts Health and     No Opt. Call       AAA    2,061,900
               Educational Facilities
               Authority, Revenue
               Bonds, Malden Hospital
               Issue (FHA-Insured
               Project), Series A,
               5.000%, 8/01/16

          700 Massachusetts Health and      7/06 at 100       Aaa      761,110
               Educational Facilities
               Authority, Revenue Bonds
               (Daughters of Charity
               National Health System -
                The Carney Hospital),
               Series D, 6.100%,
               7/01/14 (Pre-refunded to
               7/01/06)

        2,750 Massachusetts Health and      4/02 at 102       AAA    2,903,533
               Educational Facilities
               Authority, Revenue
               Bonds, New England
               Deaconess Hospital
               Issue, Series D, 6.875%,
               4/01/22 (Pre-refunded to
               4/01/02)

        1,000 Massachusetts Health and     11/02 at 102       Aaa    1,068,660
               Educational Facilities
               Authority, Revenue
               Bonds, MetroWest Health,
               Inc. Issue, Series C,
               6.500%, 11/15/18 (Pre-
               refunded to 11/15/02)

          970 Massachusetts Health and      7/01 at 102       AAA      999,643
               Educational Facilities
               Authority, Revenue
               Bonds, Boston College
               Issue, Series J, 6.625%,
               7/01/21 (Pre-refunded to
               7/01/01)

          635 Massachusetts Port            7/01 at 100       AAA    1,004,773
               Authority, Revenue
               Bonds, Series
               1982,13.000%, 7/01/13

          250 Massachusetts Industrial      1/02 at 102    AA-***      261,110
               Finance Agency, Revenue
               Bonds, College of the
               Holy Cross 1992 Issue,
               6.450%, 1/01/12 (Pre-
               refunded to 1/01/02)

        1,095 Massachusetts Industrial      7/02 at 102       AAA    1,168,540
               Finance Agency, Revenue
               Bonds, Merrimack College
               Issue, Series 1992,
               7.125%, 7/01/12 (Pre-
               refunded to 7/01/02)

        1,130 City of Peabody, General      8/01 at 102       AAA    1,169,279
               Obligation Electric
               Bonds, 6.950%, 8/01/09
               (Pre-refunded to
               8/01/01)

        1,250 Puerto Rico Electric          7/01 at 102       AAA    1,291,313
               Power Authority, Power
               Revenue Bonds, Series P,
               7.000%, 7/01/21 (Pre-
               refunded to 7/01/01)

        1,000 City of Springfield,          9/02 at 102   Baa3***    1,071,500
               General Obligation
               Bonds, School Project
               Loan, Act of 1948,
               Series B, 7.100%,
               9/01/11 (Pre-refunded to
               9/01/02)
------------------------------------------------------------------------------
              Utilities - 9.0%
        2,700 Massachusetts Development    12/08 at 102       BBB    2,399,003
               Finance Agency, Resource
               Recovery Revenue Bonds
               (Ogden Haverhill
               Project), Series 1998B,
               5.500%, 12/01/19
               (Alternative Minimum
               Tax)

        1,425 Massachusetts Industrial      7/01 at 103       N/R    1,480,745
               Finance Agency, Resource
               Recovery Revenue Bonds
               (SEMASS Project), Series
               1991A, 9.000%, 7/01/15

        5,420 Massachusetts Industrial     12/08 at 102       BBB    4,876,048
               Finance Agency, Resource
               Recovery Revenue
               Refunding Bonds (Ogden
               Haverhill Project),
               Series 1998A, 5.600%,
               12/01/19 (Alternative
               Minimum Tax)

------------------------------------------------------------------------------
     $101,550 Total Investments (cost
               $93,249,500) - 98.6%                                 96,069,286
------------------------------------------------------------------------------
-------------
              Other Assets Less
               Liabilities - 1.4%                                    1,360,582
         ---------------------------------------------------------------------
              Net Assets - 100%                                    $97,429,868
         ---------------------------------------------------------------------

         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
11

                 Portfolio of Investments
                 Nuveen Massachusetts Insured Municipal Bond Fund
                 February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 18.0%

      $ 1,600 Massachusetts Health and       10/02 at 102       AAA $ 1,697,792
               Educational Facilities
               Authority, Revenue Bonds,
               Northeastern University
               Issue, Series E, 6.550%,
               10/01/22

        1,000 Massachusetts Health and       10/02 at 100       AAA   1,026,540
               Educational Facilities
               Authority, Revenue Bonds,
               Boston University Issue,
               Series M, 6.000%, 10/01/22

           30 Massachusetts Health and        7/01 at 102       AAA      30,870
               Educational Facilities
               Authority, Revenue Bonds,
               Boston College Issue,
               Series J, 6.625%, 7/01/21

        2,675 Massachusetts Health and       10/08 at 101       AAA   2,454,152
               Educational Facilities
               Authority, Revenue Bonds,
               Brandeis University Issue,
               Series I, 4.750%, 10/01/28

        1,030 Massachusetts Health and        7/02 at 102       AAA   1,067,121
               Educational Facilities
               Authority, Revenue Bonds,
               Bentley College Issue,
               Series I, 6.125%, 7/01/17

        2,000 Massachusetts Health and       10/09 at 101       AAA   1,919,160
               Educational Facilities
               Authority, Revenue Bonds,
               Northeastern University
               Issue, Series I, 5.000%,
               10/01/29

        1,000 Massachusetts Industrial        3/06 at 102       AAA   1,023,610
               Finance Agency, Revenue
               Bonds, College of the Holy
               Cross 1996 Issue,
               5.500%, 3/01/20

          420 Massachusetts Industrial       10/05 at 102       AAA     452,689
               Finance Agency, Revenue
               Bonds, Babson College
               Issue, Series 1995A,
               5.800%, 10/01/10

        1,000 Massachusetts Industrial        7/01 at 102       AAA   1,028,100
               Finance Agency, Revenue
               Refunding Bonds, Mount
               Holyoke College Issue,
               Series 1992A, 6.300%,
               7/01/13

        2,470 Massachusetts Industrial        7/08 at 102       AAA   2,359,344
               Finance Agency, Revenue
               Bonds, Western New England
               College Issue,
               Series 1998, 5.000%,
               7/01/28

-------------------------------------------------------------------------------
              Healthcare - 13.0%

        1,500 Massachusetts Health and        7/02 at 102       AAA   1,577,970
               Educational Facilities
               Authority, Revenue Bonds,
               New England Medical Center
               Hospitals Issue, Series F,
               6.625%, 7/01/25

        1,700 Massachusetts Health and        7/03 at 102       AAA   1,749,895
               Educational Facilities
               Authority, Revenue Bonds,
               Lahey Clinic Medical
               Center Issue, Series B,
               5.625%, 7/01/15

        1,000 Massachusetts Health and        7/06 at 102       AAA   1,049,780
               Educational Facilities
               Authority, Revenue Bonds,
               Baystate Medical Center
               Issue, Series E, 6.000%,
               7/01/26

        2,000 Massachusetts Health and        7/08 at 102       AAA   1,906,000
               Educational Facilities
               Authority, Revenue Bonds,
               Caregroup Issue, Series A,
               5.000%, 7/01/25

          130 Massachusetts Health and        7/01 at 100       AAA     131,567
               Educational Facilities
               Authority, Revenue Bonds
               (Capital Asset Program),
               Series G2, 7.200%, 7/01/09

          505 Massachusetts Health and        7/02 at 102       AAA     530,432
               Educational Facilities
               Authority, Revenue Bonds,
               South Shore Hospital
               Issue, Series D, 6.500%,
               7/01/22

        2,290 Puerto Rico Industrial,         1/05 at 102       AAA   2,452,819
               Tourist, Educational,
               Medical and Environmental
               Control Facilities
               Financing Authority,
               Hospital Revenue Bonds,
               1995 Series A (Hospital
               Auxilio Mutuo Obligated
               Group Project), 6.250%,
               7/01/16

-------------------------------------------------------------------------------
              Housing/Multifamily - 20.5%

        2,000 Massachusetts Development       9/10 at 105       AAA   2,390,780
               Finance Agency, Assisted
               Living Facility Revenue
               Bonds (The Monastery
               at West Springfield
               Project - GNMA
               Collateralized), Series
               1999A, 7.625%, 3/20/41
               (Alternative Minimum Tax)

        2,500 Massachusetts Development      10/11 at 105       AAA   2,872,600
               Finance Agency, Revenue
               Bonds (Volunteers of
               America Concord Assisted
               Living, Inc Project - GNMA
               Collateralized), Series
               2000A, 6.900%, 10/20/41
               (Alternative Minimum Tax)

        2,800 Massachusetts Development       6/11 at 105       AAA   3,083,696
               Finance Agency, Assisted
               Living Revenue Bonds
               (Haskell House Project -
                GNMA Collateralized),
               Series 2000A, 6.500%,
               12/20/41 (Alternative
               Minimum Tax)

        1,500 Massachusetts Housing           6/08 at 101       AAA   1,524,480
               Finance Agency, Housing
               Development Bonds, 1998
               Series A, 5.375%, 6/01/16
               (Alternative Minimum Tax)

          200 Massachusetts Housing           6/01 at 102       AAA     204,824
               Finance Agency, Housing
               Revenue Bonds, 1989 Series
               A, 7.600%, 12/01/16

        1,000 Massachusetts Housing           7/07 at 101       AAA   1,001,560
               Finance Agency, Rental
               Housing Mortgage Revenue
               Bonds, 1997 Series C,
               5.625%, 7/01/40
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
12

    Principal                                      Optional Call                Market
 Amount (000) Description                            Provisions* Ratings**       Value
--------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

      $ 2,905 Massachusetts Housing Finance          1/05 at 102       AAA $ 3,109,599
               Agency, Rental Housing Mortgage
               Revenue Bonds (FHA-Insured
               Mortgage Loans), 1995 Series A,
               7.350%, 1/01/35 (Alternative
               Minimum Tax)

          640 Massachusetts Industrial Finance       1/08 at 102       AAA     661,299
               Agency, Revenue Bonds (FHA-
               Insured Mortgage Loan - Hudner
               Associates Projects), 5.650%,
               1/01/23

--------------------------------------------------------------------------------------
              Long-Term Care - 6.0%

        3,185 Massachusetts Industrial Finance      12/07 at 102       AAA   3,342,689
               Agency, Assisted Living Facility
               Revenue Bonds (The Arbors at
               Amherst Project - GNMA
               Collateralized), Series 1997,
               5.950%, 6/20/39 (Alternative
               Minimum Tax)

          990 Massachusetts Industrial Finance       6/09 at 102       AAA     990,990
               Agency, Assisted Living Facility
               Revenue Bonds (The Arbors at
               Taunton Project - GNMA
               Collateralized), Series 1999,
               5.500%, 6/20/40 (Alternative
               Minimum Tax)

--------------------------------------------------------------------------------------
              Tax Obligation/General - 14.6%

          250 Town of Groveland, General             6/01 at 102       AAA     257,383
               Obligation Bonds, 6.900%,
               6/15/07

        1,000 City of Haverhill, General             9/01 at 102       AAA   1,034,650
               Obligation, Hospital Refunding
               Bonds, Series A, 6.700%, 9/01/10

        2,625 City of Lowell, General               11/03 at 102       AAA   2,754,255
               Obligation State Qualified
               Bonds, 5.600%, 11/01/12

        1,025 City of Lynn, General Obligation      No Opt. Call       AAA   1,055,145
               Bonds, 6.750%, 1/15/02

        1,500 Town of Monson, General               No Opt. Call       AAA   1,653,705
               Obligation, Bank-Qualified
               Unlimited Tax, School Refunding
               Bonds, 5.500%, 10/15/10

          190 Town of Northfield, General           10/01 at 102       AAA     197,068
               Obligation Bonds, Municipal
               Purpose Loan of 1992, Bank-
               Qualified, 6.350%, 10/15/09

          440 Quaboag Regional School District,      6/02 at 102       AAA     462,801
              General Obligation Bonds, 6.250%,
              6/15/08

              City of Salem, General Obligation
              Bonds:
          500  6.800%, 8/15/09                       8/01 at 102       AAA     517,375
          900  6.000%, 7/15/10                       7/02 at 102       AAA     945,306

          220 Taunton, General Obligation            9/01 at 103       AAA     230,122
               Bonds, 6.800%, 9/01/09

          215 Town of Whately, General               1/02 at 102       AAA     224,419
               Obligation Bonds, 6.350%,
               1/15/09

        1,210 Town of Winchendon, General            3/03 at 102       AAA   1,274,566
               Obligation Bonds, Unlimited Tax,
               6.050%, 3/15/10

--------------------------------------------------------------------------------------
              Tax Obligation/Limited - 2.1%

        1,345 Massachusetts Industrial Finance       1/05 at 102       AAA   1,514,779
               Agency, Library Revenue Bonds
               (Malden Public Library Project),
               Series 1994, 7.250%, 1/01/15

--------------------------------------------------------------------------------------
              Transportation - 6.9%

        9,500 Massachusetts Turnpike Authority,     No Opt. Call       AAA   2,160,870
               Metropolitan Highway System
               Revenue Bonds, 1997 Series A
               (Senior), 0.000%, 1/01/29

        3,000 Massachusetts Turnpike Authority,      1/07 at 102       AAA   2,830,830
               Metropolitan Highway System
               Revenue Bonds, 1997 Series C
               (Senior), 5.000%, 1/01/37

--------------------------------------------------------------------------------------
              U.S. Guaranteed - 15.8%

        1,000 City of Boston, General                7/01 at 102       AAA   1,031,190
               Obligation Bonds, 1991 Series A,
               6.750%, 7/01/11 (Pre-refunded to
               7/01/01)

          500 City of Fall River, General            6/01 at 102       AAA     514,775
               Obligation Bonds, 7.200%,
               6/01/10 (Pre-refunded to
               6/01/01)

          250 City of Holyoke, General               6/02 at 103       AAA     272,000
               Obligation Bonds, 8.150%,
               6/15/06 (Pre-refunded to
               6/15/02)

        1,000 Town of Mansfield, General             1/02 at 102       AAA   1,048,040
               Obligation Bonds, 6.700%,
               1/15/11 (Pre-refunded to
               1/15/02)

              The Commonwealth of
               Massachusetts, General
               Obligation Bonds, Consolidated
               Loan of 1992, Series A:
           25  6.500%, 6/01/08 (Pre-refunded to      6/02 at 101       AAA      26,183
               6/01/02)
          340  6.000%, 6/01/13 (Pre-refunded to      6/02 at 100       AAA     350,758
               6/01/02)
          860  6.000%, 6/01/13 (Pre-refunded to      6/02 at 100       AAA     887,210
               6/01/02)

          500 Massachusetts Health and              10/01 at 102       AAA     519,935
               Educational Facilities
               Authority, Revenue Bonds,
               Berklee College of Music Issue,
               Series C, 6.875%, 10/01/21 (Pre-
               refunded to 10/01/01)

        1,000 Massachusetts Health and               7/01 at 102       AAA   1,031,050
               Educational Facilities
               Authority, Revenue Bonds,
               Brigham and Women's Hospital
               Issue, Series D, 6.750%, 7/01/24
               (Pre-refunded to 7/01/01)


--------------------------------------------------------------------------------
13

                 Portfolio of Investments
                 Nuveen Massachusetts Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                               Optional Call                Market
 Amount (000) Description                     Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              U.S. Guaranteed (continued)

      $   720 Massachusetts Health and        7/01 at 102       AAA $   742,003
               Educational Facilities
               Authority, Revenue Bonds,
               Boston College Issue,
               Series J, 6.625%, 7/01/21
               (Pre-refunded to 7/01/01)

          970 Massachusetts Health and        7/02 at 102       AAA   1,022,147
               Educational Facilities
               Authority, Revenue Bonds,
               Bentley College Issue,
               Series I, 6.125%, 7/01/17
               (Pre-refunded to 7/01/02)

          495 Massachusetts Health and        7/02 at 102       AAA     524,022
               Educational Facilities
               Authority, Revenue Bonds,
               South Shore Hospital
               Issue, Series D, 6.500%,
               7/01/22 (Pre-refunded to
               7/01/02)

        1,000 Massachusetts Port              7/01 at 100       AAA   1,582,320
               Authority, Revenue Bonds,
               Series 1982, 13.000%,
               7/01/13

          515 Southern Berkshire Regional     4/02 at 102       AAA     548,109
               School District, General
               Obligation Bonds, 7.500%,
               4/15/07
               (Pre-refunded to 4/15/02)

        1,145 Southern Berkshire Regional     4/02 at 102       AAA   1,224,211
               School District, General
               Obligation School Bonds,
               7.000%, 4/15/11 (Pre-
               refunded to 4/15/02)

          160 City of Worcester, General      5/02 at 102       AAA     169,653
               Obligation Bonds, 6.900%,
               5/15/07 (Pre-refunded to
               5/15/02)

-------------------------------------------------------------------------------
              Utilities - 1.8%
        1,300 Massachusetts Municipal         7/03 at 102       AAA   1,334,840
               Wholesale Electric
               Company, Power Supply
               System Revenue Bonds, 1993
               Series A, 5.000%, 7/01/10
-------------------------------------------------------------------------------
      $75,770 Total Investments (cost                                71,582,078
               $68,306,605) - 98.7%
-------------------------------------------------------------------------------
---------------
              Other Assets Less
              Liabilities - 1.3%                                        939,223
         ----------------------------------------------------------------------
              Net Assets - 100%                                     $72,521,301
         ----------------------------------------------------------------------

            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insur-ance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
          * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
          ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14

                 Statement of Net Assets
                 February 28, 2001

                                                                  Massachusetts
                                                    Massachusetts       Insured
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market
 value                                                $96,069,286   $71,582,078
Cash                                                           --        48,297
Receivables:
 Interest                                               1,363,598     1,075,758
 Investments sold                                       1,020,000        80,000
 Shares sold                                              159,915        49,461
Other assets                                                   48           391
-------------------------------------------------------------------------------
  Total assets                                         98,612,847    72,835,985
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                            751,152            --
Payable for shares redeemed                                31,831         4,000
Accrued expenses:
 Management fees                                           29,079        30,610
 12b-1 distribution and service fees                        9,207         4,908
 Other                                                     81,661        71,848
Dividends payable                                         280,049       203,318
-------------------------------------------------------------------------------
  Total liabilities                                     1,182,979       314,684
-------------------------------------------------------------------------------
Net assets                                            $97,429,868   $72,521,301
-------------------------------------------------------------------------------
Class A Shares
Net assets                                            $18,432,641   $14,668,503
Shares outstanding                                      1,901,225     1,424,058
Net asset value and redemption price per share        $      9.70   $     10.30
Offering price per share (net asset value per
 share plus maximum sales charge of 4.20% of
 offering price)                                      $     10.13   $     10.75
-------------------------------------------------------------------------------
Class B Shares
Net assets                                            $ 4,198,187   $ 2,307,506
Shares outstanding                                        431,930       223,825
Net asset value, offering and redemption price per
 share                                                $      9.72   $     10.31
-------------------------------------------------------------------------------
Class C Shares
Net assets                                            $ 6,591,101   $ 1,666,919
Shares outstanding                                        683,722       162,115
Net asset value, offering and redemption price per
 share                                                $      9.64   $     10.28
-------------------------------------------------------------------------------
Class R Shares
Net assets                                            $68,207,939   $53,878,373
Shares outstanding                                      7,050,485     5,224,183
Net asset value, offering and redemption price per
 share                                                $      9.67   $     10.31
-------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15

                 Statement of Operations
                 Year Ended February 28, 2001


                                                                Massachusetts
                                                 Massachusetts        Insured
------------------------------------------------------------------------------
Investment Income                                   $5,852,246     $4,079,882
------------------------------------------------------------------------------
Expenses
Management fees                                        517,462        375,931
12b-1 service fees - Class A                            34,922         25,519
12b-1 distribution and service fees - Class B           36,100         17,817
12b-1 distribution and service fees - Class C           43,612         10,216
Shareholders' servicing agent fees and expenses        101,319         72,685
Custodian's fees and expenses                           63,243         50,049
Trustees' fees and expenses                              2,965          3,371
Professional fees                                       13,835         14,584
Shareholders' reports - printing and mailing
 expenses                                               29,314         53,866
Federal and state registration fees                     11,986          7,056
Other expenses                                           4,949          3,894
------------------------------------------------------------------------------
Total expenses before custodian fee credit and
 expense reimbursement                                 859,707        634,988
 Custodian fee credit                                  (11,714)        (7,156)
 Expense reimbursement                                 (39,836)            --
------------------------------------------------------------------------------
Net expenses                                           808,157        627,832
------------------------------------------------------------------------------
Net investment income                                5,044,089      3,452,050
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investments
Net realized gain (loss) from investment
 transactions                                          (30,704)       106,851
Net change in unrealized appreciation or
 depreciation of investments                         4,452,937      3,609,272
------------------------------------------------------------------------------
Net gain from investments                            4,422,233      3,716,123
------------------------------------------------------------------------------
Net increase in net assets from operations          $9,466,322     $7,168,173
------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16

                 Statement of Changes in Net Assets

                                Massachusetts          Massachusetts Insured
                          --------------------------  ------------------------
                            Year Ended    Year Ended   Year Ended   Year Ended
                               2/28/01       2/29/00      2/28/01      2/29/00
-------------------------------------------------------------------------------
Operations
Net investment income     $  5,044,089  $  5,075,644  $ 3,452,050  $ 3,536,321
Net realized gain (loss)
 from investment
 transactions                  (30,704)     (155,666)     106,851       51,955
Net change in unrealized
 appreciation or
 depreciation of
 investments                 4,452,937    (8,116,602)   3,609,272   (5,572,241)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                  9,466,322    (3,196,624)   7,168,173   (1,983,965)
-------------------------------------------------------------------------------
Distributions to
 Shareholders
From undistributed net
 investment income:
 Class A                      (930,674)     (834,612)    (637,833)    (585,940)
 Class B                      (173,035)     (159,314)     (79,005)     (65,676)
 Class C                      (278,015)     (228,951)     (60,916)     (69,087)
 Class R                    (3,707,929)   (3,792,977)  (2,723,645)  (2,780,997)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --            --      (10,725)     (12,128)
 Class B                            --            --       (1,769)      (1,527)
 Class C                            --            --       (1,082)      (1,532)
 Class R                            --            --      (44,685)     (52,493)
-------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders               (5,089,653)   (5,015,854)  (3,559,660)  (3,569,380)
-------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                   9,223,616    12,772,381    7,646,496    5,630,264
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               3,432,387     3,409,712    2,413,231    2,440,826
-------------------------------------------------------------------------------
                            12,656,003    16,182,093   10,059,727    8,071,090
Cost of shares redeemed    (10,932,066)  (14,446,618)  (7,074,712)  (8,404,016)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions          1,723,937     1,735,475    2,985,015     (332,926)
-------------------------------------------------------------------------------
Net increase (decrease)
 in net assets               6,100,606    (6,477,003)   6,593,528   (5,886,271)
Net assets at the
 beginning of year          91,329,262    97,806,265   65,927,773   71,814,044
-------------------------------------------------------------------------------
Net assets at the end of
 year                     $ 97,429,868  $ 91,329,262  $72,521,301  $65,927,773
-------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of year       $     71,729  $    117,293  $    17,625  $    66,974
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massa-chusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first busi-ness day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when dis-tributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2001, have been designated Ex-empt Interest Dividends.

Insurance
Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securi-ties covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securi-ties. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value at-tributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities

-------------------------------------------------------------------------------
18
nor the net asset value of the Fund's shares include value, if any, attribut-able to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
19

2. Fund Shares
Transactions in Fund shares were as follows:

                                          Massachusetts                                Massachusetts Insured
                         --------------------------------------------------  ---------------------------------------------
                               Year Ended                Year Ended               Year Ended              Year Ended
                                 2/28/01                   2/29/00                  2/28/01                2/29/00
                         ------------------------  ------------------------  ----------------------  ---------------------
                             Shares        Amount      Shares        Amount     Shares       Amount    Shares       Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                    316,603  $  3,005,373     555,350  $  5,352,717    333,991  $ 3,387,014   254,753  $ 2,598,020
 Class B                     77,905       740,255     122,296     1,198,347     73,493      736,526    45,211      450,067
 Class C                    253,405     2,370,486     324,709     3,157,803     46,328      473,332    35,202      357,973
 Class R                    330,790     3,107,502     317,025     3,063,514    305,523    3,049,624   219,986    2,224,204
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     61,705       582,757      56,499       543,920     38,192      381,604    34,368      347,267
 Class B                      7,796        73,833       6,865        66,174      1,717       17,278     1,344       13,625
 Class C                     17,497       164,657      13,836       132,246      4,205       41,927     4,699       47,584
 Class R                    277,077     2,611,140     277,062     2,667,372    197,193    1,972,422   200,374    2,032,350
---------------------------------------------------------------------------------------------------------------------------
                          1,342,778    12,656,003   1,673,642    16,182,093  1,000,642   10,059,727   795,937    8,071,090
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                   (293,769)   (2,780,692)   (297,369)   (2,832,789)  (174,532)  (1,744,175) (121,499)  (1,226,864)
 Class B                    (55,860)     (526,870)    (46,593)     (444,503)    (9,930)     (99,201)  (43,851)    (439,599)
 Class C                   (101,139)     (954,012)   (193,535)   (1,827,478)   (27,388)    (273,209)  (59,605)    (598,631)
 Class R                   (709,514)   (6,670,492)   (977,765)   (9,341,848)  (496,471)  (4,958,127) (609,886)  (6,138,922)
---------------------------------------------------------------------------------------------------------------------------
                         (1,160,282)  (10,932,066) (1,515,262)  (14,446,618)  (708,321)  (7,074,712) (834,841)  (8,404,016)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     182,496  $  1,723,937     158,380  $  1,735,475    292,321  $ 2,985,015   (38,904) $  (332,926)
---------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 2, 2001, to shareholders of record on March 9, 2001, as follows:

                                   Massachusetts
                     Massachusetts       Insured
------------------------------------------------
Dividend per share:
 Class A                    $.0420        $.0410
 Class B                     .0360         .0345
 Class C                     .0375         .0360
 Class R                     .0435         .0425
------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended February 28, 2001, were as follows:

                                               Massachusetts
                                 Massachusetts       Insured
------------------------------------------------------------
Purchases:
 Long-term municipal securities    $13,573,045    $8,379,523
 Short-term municipal securities     2,000,000     3,000,000
Sales and maturities:
 Long-term municipal securities     12,429,390     5,657,178
 Short-term municipal securities     2,000,000     3,000,000
------------------------------------------------------------

At February 28, 2001, the cost of investments owned for federal income tax pur-poses were as follows:

                   Massachusetts
     Massachusetts       Insured
--------------------------------
       $93,256,041   $68,306,605
--------------------------------

--------------------------------------------------------------------------------
20

At February 28, 2001, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                  Massachusetts
-------------------------------
Expiration year:
 2004                  $414,343
 2005                   156,261
 2006                        --
 2007                        --
 2008                        --
 2009                   285,126
-------------------------------
Total                  $855,730
-------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                            Massachusetts
                             Massachusetts        Insured
----------------------------------------------------------
Gross unrealized:
 appreciation                   $4,002,025     $3,375,910
 depreciation                   (1,188,780)      (100,437)
----------------------------------------------------------
Net unrealized appreciation     $2,813,245     $3,275,473
----------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                                Management
Average Daily Net Assets               Fee
-------------------------------------------
For the first $125 million      .5500 of 1%
For the next $125 million       .5375 of 1
For the next $250 million       .5250 of 1
For the next $500 million       .5125 of 1
For the next $1 billion         .5000 of 1
For net assets over $2 billion  .4750 of 1
-------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reim-burse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2001, Nuveen Investments (the "Dis-tributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Massachusetts
                            Massachusetts       Insured
-------------------------------------------------------
Sales charges collected           $29,721       $24,123
Paid to authorized dealers         29,721        20,650
-------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

-------------------------------------------------------------------------------
21

During the fiscal year ended February 28, 2001, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Massachusetts
                     Massachusetts       Insured
------------------------------------------------------------------------------
Commission advances        $49,479       $43,919
------------------------------------------------------------------------------
To compensate for commissions advanced to authorized dealers, all 12b-1 serv-
ice fees collected on Class B Shares during the first year following a pur-
chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2001, the Distributor retained such 12b-1 fees as fol-
lows:
                                   Massachusetts
                     Massachusetts       Insured
------------------------------------------------------------------------------
12b-1 fees retained        $44,079       $16,328
------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2001, as follows:

                             Massachusetts
               Massachusetts       Insured
------------------------------------------
CDSC retained        $22,552        $2,730
------------------------------------------

7. Composition of Net Assets

At February 28, 2001, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                               Massachusetts
                                                Massachusetts        Insured
----------------------------------------------------------------------------
Capital paid-in                                   $95,400,624    $69,186,061
Balance of undistributed net investment income         71,729         17,625
Accumulated net realized gain (loss) from
 investment transactions                             (862,271)        42,142
Net unrealized appreciation of investments          2,819,786      3,275,473
----------------------------------------------------------------------------
Net assets                                        $97,429,868    $72,521,301
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
22

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  ----------------------
MASSACHUSETTS
Class (Inception Date)              Realized/
                                   Unrealized     Ratios/Supplemental Data
                 Beginning  ---Net----Invest--------------Net-----------------Ending-------------------
                       Net Invest-   BeforemCredit/ent      AfterInvest-   After Credit/    Net
Year Ended           Asset    ment   ReimbursementGain Reimbursement(b)menReimbursement(c)t  Capital         Asset
MASSACHUSETTSFebruary 28/29,      Value--Income-----(Loss)--Total---Income----Gains-Total---Value
                                                Ratio              Ratio              Ratio
                                               of Net             of Net             of Net
                                              Invest-            Invest-            Invest-
                                    Ratio of     ment  Ratio of     ment  Ratio of     ment
                                    Expenses   Income  Expenses   Income  Expenses   Income
                             Ending       to       to        to       to        to       to
                                Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Total   Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,  Return(a)    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.26    $.50       $.44   $.94    $(.50)     $-- $(.50) $ 9.70
 2000                10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26
 1999                10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07
 1998                 9.89     .52        .19    .71     (.52)      --  (.52)  10.08
 1997                 9.94     .53       (.07)   .46     (.51)      --  (.51)   9.89
Class B (3/97)
 2001                 9.28     .43        .44    .87     (.43)      --  (.43)   9.72
 2000                10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28
 1999                10.10     .43        .01    .44     (.44)      --  (.44)  10.10
 1998(d)              9.88     .45        .22    .67     (.45)      --  (.45)  10.10
Class C (10/94)
 2001                 9.20     .44        .45    .89     (.45)      --  (.45)   9.64
 2000                10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20
 1999                10.02     .45         --    .45     (.45)      --  (.45)  10.02
 1998                 9.83     .47        .19    .66     (.47)      --  (.47)  10.02
 1997                 9.89     .45       (.08)   .37     (.43)      --  (.43)   9.83
Class R (12/86)
 2001                 9.24     .52        .43    .95     (.52)      --  (.52)   9.67
 2000                10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24
 1999                10.05     .52        .01    .53     (.53)      --  (.53)  10.05
 1998                 9.86     .54        .19    .73     (.54)      --  (.54)  10.05
 1997                 9.91     .54       (.06)   .48     (.53)      --  (.53)   9.86
------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2001                10.34% $18,433      .99%    5.23%      .95%    5.27%      .94%    5.29%        13%
 2000                (3.21)  16,814      .98     5.15       .96     5.17       .94     5.19         15
 1999                 5.05   15,134     1.02     4.95       .95     5.01       .95     5.01         10
 1998                 7.38    9,291     1.00     5.20       .95     5.25       .95     5.25         17
 1997                 4.73    7,200     1.01     5.22       .99     5.24       .99     5.24         10
Class B (3/97)
 2001                 9.60    4,198     1.74     4.48      1.70     4.52      1.69     4.54         13
 2000                (4.02)   3,730     1.73     4.40      1.71     4.42      1.69     4.44         15
 1999                 4.40    3,226     1.77     4.22      1.71     4.29      1.71     4.29         10
 1998(d)              6.93      763     1.77*    4.41*     1.70*    4.48*     1.70*    4.48*        17
Class C (10/94)
 2001                 9.89    6,591     1.54     4.67      1.50     4.71      1.49     4.73         13
 2000                (3.87)   4,730     1.53     4.61      1.51     4.63      1.49     4.64         15
 1999                 4.62    3,696     1.57     4.41      1.50     4.47      1.50     4.48         10
 1998                 6.85    1,924     1.55     4.64      1.50     4.69      1.50     4.69         17
 1997                 3.90      913     1.74     4.50      1.73     4.51      1.73     4.51         10
Class R (12/86)
 2001                10.58   68,208      .79     5.43       .75     5.47       .74     5.48         13
 2000                (3.03)  66,055      .78     5.33       .76     5.35       .74     5.37         15
 1999                 5.36   75,750      .82     5.12       .75     5.19       .75     5.19         10
 1998                 7.60   72,934      .80     5.40       .75     5.45       .75     5.45         17
 1997                 4.99   72,912      .77     5.46       .75     5.48       .75     5.48         10
------------------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23

                 Selected data for a share outstanding throughout each period:

 Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
MASSACHUSETTS INSURED
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                  Ending             Ending
                       Net Invest-       ment         Invest-                     Net                Net
Year Ended           Asset    ment       Gain            ment  Capital          Asset     Total   Assets
February 28/29,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)    (000)
--------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 2001               $ 9.77    $.49       $.55  $1.04    $(.50)   $(.01) $(.51) $10.30     10.93% $14,669
 2000                10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)  11,984
 1999                10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09   11,208
 1998                10.38     .52        .19    .71     (.52)      --   (.52)  10.57      7.04    8,679
 1997                10.49     .53       (.12)   .41     (.52)      --   (.52)  10.38      4.02    7,459
CLASS B (3/97)
 2001                 9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06    2,308
 2000                10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)   1,550
 1999                10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32    1,650
 1998(d)             10.36     .44        .21    .65     (.44)      --   (.44)  10.57      6.45      666
CLASS C (9/94)
 2001                 9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29    1,667
 2000                10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)   1,355
 1999                10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51    1,675
 1998                10.35     .46        .19    .65     (.46)      --   (.46)  10.54      6.45    1,293
 1997                10.47     .45       (.13)   .32     (.44)      --   (.44)  10.35      3.17      957
CLASS R (12/86)
 2001                 9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11   53,878
 2000                10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)  51,039
 1999                10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26   57,281
 1998                10.38     .54        .19    .73     (.54)      --   (.54)  10.57      7.23   56,707
 1997                10.50     .54       (.12)   .42     (.54)      --   (.54)  10.38      4.16   57,076
--------------------------------------------------------------------------------------------------------
 Class (Inception Date)
                               Ratios/Supplemental Data
                 -------------------------------------------------------------------
                  Before Credit/         After          After Credit/
                  Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS INSURED-------------- ------------------ ------------------
                             Ratio              Ratio              Ratio
                            of Net             of Net             of Net
                           Invest-            Invest-            Invest-
                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                 Expenses   Income  Expenses   Income  Expenses   Income
                       to       to        to       to        to       to
                  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended            Net      Net       Net      Net       Net      Net   Turnover
February 28/29,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 2001                1.05%    4.92%     1.05%    4.92%     1.04%    4.93%         8%
 2000                1.01     4.99      1.01     4.99      1.00     5.00         10
 1999                1.01     4.77      1.01     4.77      1.01     4.77         11
 1998                1.03     4.98      1.03     4.98      1.03     4.98         23
 1997                1.04     5.02      1.04     5.02      1.04     5.02         10
CLASS B (3/97)
 2001                1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                1.76     4.23      1.76     4.23      1.75     4.24         10
 1999                1.75     4.03      1.75     4.03      1.75     4.03         11
 1998(d)             1.80*    4.20*     1.80*    4.20*     1.80*    4.20*        23
CLASS C (9/94)
 2001                1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                1.56     4.42      1.56     4.42      1.55     4.43         10
 1999                1.56     4.22      1.56     4.22      1.56     4.22         11
 1998                1.58     4.43      1.58     4.43      1.58     4.43         23
 1997                1.78     4.29      1.78     4.29      1.78     4.29         10
CLASS R (12/86)
 2001                 .85     5.12       .85     5.12       .84     5.13          8
 2000                 .81     5.17       .81     5.17       .80     5.19         10
 1999                 .81     4.97       .81     4.97       .81     4.97         11
 1998                 .83     5.18       .83     5.18       .83     5.18         23
 1997                 .80     5.26       .80     5.26       .80     5.26         10
--------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Massachu-setts and Massachusetts Insured Municipal Bond Funds (each a series of the Nuveen Multistate Trust II) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial high-lights for the periods indicated thereon. These financial statements and fi-nancial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of February 28, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Mas-sachusetts and Massachusetts Insured Municipal Bond Funds as of February 28, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with ac-counting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 2001

-------------------------------------------------------------------------------
25

                                     Notes




_____
26

                                     Notes



_____
27

                                     Notes




_____
28

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.



_____
29

Serving
Investors
For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr. Appears Here]
John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

N U V E E N
Investments

Nuveen Municipal
Bond Funds

ANNUAL REPORT FEBRUARY 28, 2001

Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]

I N V E S T   W E L L

L O O K   A H E A D

L E A V E   Y O U R   M A R K (SM)

Connecticut
New Jersey
New York
New York Insured

                              Morningstar Ratings


                   ****
Nuveen New Jersey Municipal Bond Fund /1/, /2/
    Overall rating among 1,694 municipal
         bond funds as of 2/28/01                         ****
                                     Nuveen New York Municipal Bond Fund /1/,/3/
                                        Overall rating among 1,694 municipal
                                              bond funds as of 2/28/01

         Table of Contents

    1    Dear Shareholder
         Nuveen Connecticut Municipal Bond Fund
    3    From the Portfolio Manager
    7    Fund Spotlight
         Nuveen New Jersey Municipal Bond Fund
    8    From the Portfolio Manager
   11    Fund Spotlight
         Nuveen New York Municipal Bond Fund and
         Nuveen New York Insured Municipal Bond Fund
   12    From the Portfolio Manager
   17    Fund Spotlights
   19    Portfolio of Investments
   45    Statement of Net Assets
   46    Statement of Operations
   47    Statement of Changes in Net Assets
   49    Notes to Financial Statements
   55    Financial Highlights
   59    Report of Independent Public Accountants
   61    Fund Information

--------------------------------------------------------------------------------

/1/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

/2/ The Nuveen New Jersey Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New Jersey Municipal Bond Fund received a Morningstar Rating of three stars and four stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

/3/ The Nuveen New York Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,694 funds in the last three years and 1,451 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New York Municipal Bond Fund received a Morningstar Rating of four stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.



                                                         Annual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 16, 2001




Annual Report    page 2

Connecticut
Economy at a Glance

March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Strong economy in transition

 . Industries driving the economy continued to shift from defense manufacturing to financial services and technology.

 . Connecticut unemployment rate of 1.9% in February 2001 was significantly below the 4.2% national average.

 . The gaming industry continued to significantly contribute to the economy as illustrated by the scale of the state's largest employer, Foxwoods Resort Casino, with 11,500 personnel.

 . Economic growth slowed due to tight labor markets and the cooling national economy. Connecticut growth is expected to remain below the national average in the near term.

Issuance down in 2001

 . Issuance fell 7.7% during the fiscal year vs. a 1.6% decline nationally. Most of the decrease was experienced in the second half of the fiscal year, when new issues were off nearly 9.6% from the previous six months.

 . Falling interest rates did stimulate some debt refundings, leading to a 5.7% increase in total issuance for January and February 2001 compared with the same period in 2000. Nationally, overall issuance increased 57% during January and February 2001.

Ratings get a boost

 . Citing the state's "well established trend of financial performance and generally favorable economic conditions," Moody's upgraded its general obligation bond rating for Connecticut to Aa2 from Aa3.

 .  The state's AA rating was affirmed by Fitch and S&P.


From the Portfolio Manager

          C O N N E C T I C U T  M U N I C I P A L  B O N D  F U N D

--------------------------------------------------------------------------------

Q. What market environment did the fund experience in the last 12 months?

A. Overall market conditions were affected by developments in key areas:

   Interest rates. Long-term municipal interest rates were fairly volatile during 2000 responding in part to Federal Reserve Board actions as well as to supply/demand dynamics in the municipal market. Following three rate hikes in 1999, the Federal Reserve Board raised the short-term federal funds rate three times by July 2000.

   As the economy slowed later in the year, the fixed income markets began anticipating federal funds rate cuts, and interest rates began to fall. The Federal Reserve Board's first federal funds rate cut came in January 2001, followed by an additional cut in February. Most of the impact of the Federal Reserve actions occurred in the short-term municipal market, but long-term municipal rates did move some as well.

   Supply. We experienced a supply/demand imbalance in the Connecticut municipal market as investors sought to rebalance equity-heavy portfolios with bonds producing increasingly attractive yields. However, we were able to complete several trades by capitalizing on two of Nuveen's greatest strengths: our research capabilities and broad dealer network.

   Valuations. In general, municipal bonds in Connecticut have exhibited high quality. As a result, their valuations relative to municipal bonds issued in other states have been quite high, and their yields relatively low. This dynamic held during 2000 even in the face of three rate hikes by the Federal Reserve Board during the year. Connecticut bond prices remained high relative to the national average, which helped maintain the fund's NAV in an environment of rising interest rates.

Q. How did the fund perform during the fiscal year ended Feb. 28, 2001, and what factors influenced its returns?

A. As shown in the chart on the following page, the fund's one-year and five-year total returns were 11.14 percent and 5.28 percent, respectively. The fund lagged its peer group's average one-year total return by 14 basis points, due primarily to our efforts to take advantage of attractive long-term opportunities that became available when interest rates were rising in 1999 and 2000.

--------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio managers only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Annual Report                                                             page 3

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.


   Rising interest rates caused municipal bond prices to fall, presenting an occasion to improve the fund's tax efficiency. By selling out of some high-cost positions, we generated tax losses, which can help offset capital gains we might realize in the future.

          Annualized Total Returns/1/
          Class A Shares at NAV                       One-Year         Five-Year
          Connecticut Municipal Bond Fund              11.14%            5.28%
          Lipper Connecticut Municipal Debt            11.28%            5.11%
          Funds Category Average/2/

          Tax-Free Yields
          Class A Shares at NAV
          SEC 30-Day Yield                              4.23%

          Taxable-Equivalent Yield/3/                   6.41%

   To help strengthen the fund's dividend-producing capability, we sold many lower-yielding securities and reinvested in bonds offering higher rates or better call protection.

Q. What strategies were underlying your management of the fund during the year?

A. We focused on two key areas:

   Leveraging our expertise. During the year, we participated in several complex transactions that we believe will make significant contributions to the fund's total return and income-producing potential. These opportunities offered attractive income but required extensive research, including in-depth conversations with issuers, investment bankers, attorneys, and rating agencies.

   Knowing when not to invest is often as important as knowing when to buy. With over 100 years of combined experience, our research team looks beyond the published rating agency reports and provides independent, proprietary analysis of investment opportunities. Having identified concerns not raised by a rating agency, we declined to participate in a particular healthcare issue that came to market during the year. Rated A"3" at the time of issuance, we believed the bonds did not offer a yield that compensated investors for the

--------------------------------------------------------------------------------
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

    Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report                                                             page 4

Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

risks that we saw in this hospital credit. Our foresight paid off for shareholders, as the bonds were later downgraded to Baa1, causing the price to deteriorate.

To seek additional value for our shareholders, we have also taken advantage of attractive offerings available from U.S. Territories, where issues are exempt from federal and state income tax in all states. However, our primary objective is to invest in the most attractive deals in Connecticut. We actively seek opportunities to sell our U.S. Territories holdings when our research reveals promising new opportunities within the state.

Diversification. We continually strive to diversify the fund across sectors as well as the geography of Connecticut. With the strength of our research department and established market presence, we are recognized as a major participant in the state's municipal market. Our stature allows us to consider a wide range of opportunities, including lesser-known issues in which we may have latitude to negotiate pricing or purchase an entire maturity.

Here's an overview of some notable purchases we made in the last year:

 .  Our research identified the potential offered in the $13 million BBB-rated
   City of Hartford parking system revenue bonds, a high-yielding new issue. This complex transaction, distributed primarily to institutional investors, required considerable due diligence, including in-depth reviews with the underwriter, bond counsel and feasibility consultant.

 . We added to our position in Horace Bushnell Memorial Hall bonds. We first purchased these bonds, which financed the construction of a performing arts facility in downtown Hartford, in 1999.

 . As a recognized leader in the analysis of tobacco settlement asset-backed bonds, we employed our experience to thoroughly review a planned issue of Puerto Rico's Aa3/A-rated Children's Trust Fund bonds. After determining the potential benefits this deal could offer, we invested in both the primary and secondary markets.

--------------------------------------------------------------------------------
/2/ For the Nuveen Connecticut Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 28 funds in the Lipper Connecticut Municipal Bond Debt Funds category for the one-year period ended February 28, 2001, and 22 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

Annual Report                                                            page 5

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Q. What is your outlook for the Connecticut municipal market?

A. We expect the Connecticut market overall to remain relatively stable. Demand could further increase if investors rebalance equity-heavy portfolios by adding more fixed income, including municipal bonds.

   So far in 2001, interest rates have fallen. Some of the decline in long-term municipal interest rates has been in response to actions taken by the Federal Reserve Board, which has cut the short-term federal funds rate three times so far in 2001 for a total of 150 basis points. But the decline also reflects a supply/demand imbalance in the municipal market; strong demand coupled with limited supply has caused municipal bond prices to rise, and municipal yields to fall.

   If rates continue to fall, new supply in the municipal market could increase as issuers come to market with advance and current refundings. Our earlier efforts to enhance call protection would serve the fund well by helping to limit our exposure to bonds that might be paid off early, a situation that would reduce interest received by the fund. By making a priority of reducing call risk, we have attempted to safeguard the fund's long-term dividend paying capability.

--------------------------------------------------------------------------------

       Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]

        Lehman Brothers    Nuveen Flagship CT
        Municipal Bond    Municipal Bond Fund    Nuveen Flagship CT Municipal
           Index                (NAV)                 Bond Fund (Offer)
2/91       10000                 10000                         9580
2/92       10999                 10990                        10529
2/93       12513                 12577                        12049
2/94       13205                 13218                        12663
2/95       13454                 13319                        12759
2/96       14941                 14657                        14042
2/97       15899                 15458                        14809
2/98       17353                 16811                        16105
2/99       18420                 17737                        16992
2/00       18034                 17055                        16339
2/01       20260                 18955                        18159

      Nuveen Connecticut Municipal Bond Fund (NAV) $18,955

      Nuveen Connecticut Municipal Bond Fund (Offer) $18,159

      Lehman Brothers Municipal Bond Index $20,260

-------------------------------------------------------------------------------
/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Annual Report                                                            page 6

Top Five Sectors/4/

--------------------------------------------------------------------------------

Tax Obligation (Limited)                              18%
Education and Civic Organizations                     15%
Tax Obligation (General)                              12%
Healthcare                                            11%
U.S. Guaranteed                                       11%


Portfolio Stats

--------------------------------------------------------------------------------

Total Net Assets
$244.7 million

Average Effective Maturity
18.02 years

Average Duration
6.20


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 2-28-01

                CONNECTICUT MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Quick Facts

                        A  Shares     B Shares      C Shares     R Shares
--------------------------------------------------------------------------------
NAV                     $   10.51     $   10.49     $   10.50    $   10.54
--------------------------------------------------------------------------------
CUSIP                   67065N886     67065N878     67065N860    67065N852
--------------------------------------------------------------------------------
Latest Dividend/1/      $  0.0445     $  0.0375     $  0.0395    $  0.0460
--------------------------------------------------------------------------------
Inception Date          7/87          2/97          10/93        2/97
--------------------------------------------------------------------------------

Annualized Total Returns/2/
               as of February 28, 2001           as of December 31, 2000

A Shares              NAV       Offer                    NAV      Offer
1-Year             11.14%       6.44%                 10.54%      5.87%
--------------------------------------------------------------------------------
5-Year              5.28%       4.38%                  4.99%      4.08%
--------------------------------------------------------------------------------
10-Year             6.60%       6.14%                  6.64%      6.19%
--------------------------------------------------------------------------------

B Shares         w/o CDSC      w/CDSC               w/o CDSC     w/CDSC
1-Year             10.31%       6.31%                  9.72%      5.72%
--------------------------------------------------------------------------------
5-Year              4.51%       4.34%                  4.20%      4.04%
--------------------------------------------------------------------------------
10-Year             6.08%       6.08%                  6.12%      6.12%
--------------------------------------------------------------------------------

C Shares                          NAV                               NAV
--------------------------------------------------------------------------------
1-Year                         10.50%                             9.91%
--------------------------------------------------------------------------------
5-Year                          4.72%                             4.41%
--------------------------------------------------------------------------------
10-Year                         6.01%                             6.03%
--------------------------------------------------------------------------------

R Shares                          NAV                               NAV
--------------------------------------------------------------------------------
1-Year                         11.30%                            10.71%
--------------------------------------------------------------------------------
5-Year                          5.50%                             5.18%
--------------------------------------------------------------------------------
10-Year                         6.72%                             6.74%
--------------------------------------------------------------------------------

Tax-Free Yields

                                         as of February 28, 2001

A Shares                                           NAV     Offer
SEC 30-Day Yield                                 4.23%     4.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                      6.41%     6.15%
--------------------------------------------------------------------------------

B Shares                                                     NAV
SEC 30-Day Yield                                           3.48%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield                                   5.27%
--------------------------------------------------------------------------------

C Shares                                                     NAV
SEC 30-Day Yield                                           3.68%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield                                   5.58%
--------------------------------------------------------------------------------

R Shares                                                     NAV
SEC 30-Day Yield                                           4.44%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield                                   6.73%
--------------------------------------------------------------------------------

Bond Credit Quality/4/

                           [PIE CHARTS APPEARS HERE]

AAA/U.S. Guaranteed                                          47%
--------------------------------------------------------------------------------
AA                                                           30%
--------------------------------------------------------------------------------
A                                                            10%
--------------------------------------------------------------------------------
BBB                                                          10%
--------------------------------------------------------------------------------
NR                                                            1%
--------------------------------------------------------------------------------
Other                                                         2%
--------------------------------------------------------------------------------
/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

Annual Report                                                             page 7

New Jersey Economy at a Glance
March 1, 2000 - February 28, 2001

--------------------------------------------------------------------------------

Economy healthy but slowing

 .  Difficulties in several industries were expected to affect the N.J. economy.
   AT&T, the state's largest employer, was planning to restructure, leading to thousands of job cuts at its Newark headquarters. Declining financial markets were also impacting the economy, and the slowing national economy was beginning to curb commercial construction.

 . New Jersey unemployment rate of 4.2% in February 2001 was in line with the national average and an improvement from the state's 4.7% rate the year before.

Municipal bond issuance declines

 . Issuance fell 11% during the fiscal year vs. a 1.6% decline nationally. Most of the decrease was felt in the second half of the fiscal year, when new issues were down 83% from the previous six months.

 . Though falling interest rates stimulated a surge in debt refundings around the nation, New Jersey issuance for January and February 2001 was down 62% compared with the same period in 2000. Nationally, overall issuance increased 57% during January and February 2001.

 .  Notable offerings include:

        A New Jersey Turnpike Authority issue for nearly $1.5 billion to finance its ongoing capital plan.

        A New Jersey Transportation Trust Fund issue for nearly $4.5 million for projects that include the purchase of 200 railcars.


From the Portfolio Manager

           NEW JERSEY MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Q. What market environment did the fund experience in the last 12 months?

A. Overall market conditions were affected by developments in key areas:

   Interest rates. The Federal Reserve Board raised short-term interest rates three times in 2000, following three earlier rate hikes in 1999. The rising interest rate environment provided an opportunity to sell lower-yielding securities and reinvest in issues offering both attractive yields and strong call protection.

   In the first two months of 2001, long-term municipal interest rates declined in response to Federal Reserve Board actions that cut the short-term federal funds rate twice by February 28 for a total of 100 basis points. Because the fund has continually sought strong call protection and attractive yields, it was able to provide strong returns when rates were rising as well as when rates began declining.

   Supply. New issue volume was flat through most of the year while demand remained steady, firming up the New Jersey municipal bond market, especially near the end of the fiscal year. However, we were able to complete several trades by capitalizing on two of Nuveen's greatest strengths: strong research capabilities and our broad dealer network. After detailed analysis, we purchased some higher-yielding issues that may improve overall dividend-producing capacity and total return prospects.

Q. How did the fund perform during the fiscal year ended Feb. 28, 2001, and what factors influenced its returns?

A. As shown in the chart on the following page, total return has exceeded our peer group average in both the one-year and five-year periods. We credit this outperformance to the fund's persistent focus on overall bond structure. We continually comb the market for issues that we believe offer more than just attractive yields. We emphasize strong call protection to reduce sensitivity to fluctuating interest rates. And our extensive resources allow us to analyze a complete range of credit opportunities, which can reveal unique opportunities other investors might miss.



-------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

/1/ Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 28, 2001.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Annual Report                                                            page 8

 ...continued
Economy at a Glance
March 1, 2000 - February 28, 2001
--------------------------------------------------------------------------------

Ratings affirmed

Fitch and S&P affirmed their AA+ ratings for the state. Moody's affirmed its Aa1 rating. The rating firm noted that though economic conditions in New Jersey are weakening, "the state's central location, transportation infrastructure, highly skilled workforce, strong presence of high-tech industries and high per-capita income provide a solid economic base."

Contract debt litigation

The New Jersey Supreme Court ruled in the state's favor in January 2001 in a lawsuit challenging the constitutionality of lease debt. An appeal was filed in February. Moody's reports that the court has found similar litigation to be without merit and implies that this case is likely follow a similar course.

Annualized Total Returns/1/
Class A Shares at NAV                         One-Year        Five-Year

New Jersey Municipal Bond Fund                  12.59%           5.42%

Lipper New Jersey Municipal                     11.28%           5.11%
Debt Fund Category Average/2/

Tax-Free Yields
Class A Shares at NAV

SEC 30-Day Yield                                 3.97%

Taxable-Equivalent Yield/3/                      6.16%

Q. What strategies were underlying your management of the fund during the year?

A. We focused on two key areas:

   Building on the portfolio's strengths. High buyer demand at the retail level allowed us to easily sell off what had become less attractive holdings in the portfolio. For new purchases, we focused on bonds that offered potentially superior yields, call protection and price appreciation.

   Leveraging our expertise. With over 100 years of combined experience, our research team looks beyond the published rating agency reports and provides independent, proprietary analysis of investment opportunities. To seek additional value for our shareholders in the last year, we have also taken advantage of attractive offerings from U.S. Territories, where issues are exempt from federal and state income tax in all states.

   Here's an overview of some notable purchases we made in the last year:

   . We purchased MBIA-insured single-family mortgage bonds issued by the New Jersey Housing and Mortgage Finance Agency with an underlying rating of AA-. These securities offered a yield competitive with non-specialty state paper of similar structure and quality.

   . Our research targeted one of the state's highest-yielding offerings in the fourth quarter, the New Jersey Health Care Facilities Authority issue for Saint Peter's University Hospital. Though New Jersey is a difficult healthcare environment, we determined that St. Peter's offered a valuable opportunity due to its significant market share, highly regarded obstetrics practice and management that has negotiated more favorable contracts with payers. In addition, these bonds offered strong call protection.

--------------------------------------------------------------------------------

/2/ For the Nuveen New Jersey Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 61 funds in the Lipper New Jersey Municipal Debt Funds category for the one-year period ended February 28, 2001, and 48 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

Annual Report                                                             page 9

Your Fund's Investment Objective

--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Q. What is your outlook for the New Jersey municipal market?

A. We expect the New Jersey market overall to remain relatively stable. Demand could further increase if investors rebalance equity-heavy portfolios by adding more fixed income, including municipal bonds.

   Some decline in long-term municipal interest rates has resulted from the Fed's rate cuts in 2001 so far. But the decline has also reflected a supply-demand imbalance in the municipal market; strong demand coupled with limited supply has caused municipal bond prices to rise and municipal interest rates to fall.

   If rates continue to fall, new issue supply in the municipal market could increase as issuers come to market with advance and current refundings. Bonds with shorter call protection will be particularly susceptible to current refundings. Our earlier efforts to enhance call protection should serve the fund well in this environment by helping to sustain its long-term dividend paying capabilities, which otherwise could come under pressure in a declining interest rate environment.

   Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers     Nuveen Flagship New
      Municipal Bond      Jersey Municipal Bond     Nuveen Flagship New Jersey
          Index             Fund (NAV)              Municipal Bond Fund (Offer)

2/92      10000                10000                        9580
2/93      11376                11268                       10795
2/94      12005                12035                       11530
2/95      12232                12198                       11685
2/96      13583                13332                       12772
2/97      14454                13979                       13392
2/98      15776                15245                       14605
2/99      16746                16008                       15335
2/00      16395                15420                       14773
2/01      18419                17363                       16633

            _____  Nuveen New Jersey Municipal Bond Fund (NAV) $17,363

            _____  Nuveen New Jersey Municipal Bond Fund (Offer) $16,633

            _____  Lehman Brothers Municipal Bond Index $18,419

--------------------------------------------------------------------------------

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.

Annual Report                                                            page 10

Top Five Sectors/4/
--------------------------------------------------------------------------------

Tax Obligation (Limited)       21%
Transportation                 15%
Tax Obligation (General)       12%
U.S. Guaranteed                 9%
Long-Term Care                  9%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$122.9 million

Average Effective Maturity
17.67 years

Average Duration
7.06

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Fund Spotlight as of 2-28-01

     NEW JERSEY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                        A  Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
NAV                     $   10.45     $   10.44    $   10.41    $   10.45
--------------------------------------------------------------------------------
CUSIP                   67065N753     67065N746    67065N738    67065N720
--------------------------------------------------------------------------------
Latest Dividend/1/      $  0.0390     $  0.0325    $  0.0340    $  0.0405
--------------------------------------------------------------------------------
Inception Date               9/94          2/97         9/94        12/91
--------------------------------------------------------------------------------

Annualized Total Returns/2/
          as of February 28, 2001                      as of December 31, 2000

A Shares                   NAV         Offer                 NAV          Offer
1-Year                  12.59%         7.83%              12.01%          7.27%
--------------------------------------------------------------------------------
5-Year                   5.42%         4.53%               5.10%          4.19%
--------------------------------------------------------------------------------
Since Inception          6.32%         5.81%               6.29%          5.77%
--------------------------------------------------------------------------------

B Shares              w/o CDSC        w/CDSC            w/o CDSC         w/CDSC
--------------------------------------------------------------------------------
1-Year                  11.74%         7.74%              11.15%          7.15%
--------------------------------------------------------------------------------
5-Year                   4.62%         4.45%               4.30%          4.13%
--------------------------------------------------------------------------------
Since Inception          5.65%         5.65%               5.61%          5.61%
--------------------------------------------------------------------------------

C Shares                                 NAV                                NAV
--------------------------------------------------------------------------------
1-Year                                11.92%                             11.33%
--------------------------------------------------------------------------------
5-Year                                 4.80%                              4.46%
--------------------------------------------------------------------------------
Since Inception                        5.62%                              5.59%
--------------------------------------------------------------------------------

R Shares                                 NAV                                NAV
--------------------------------------------------------------------------------
1-Year                                12.79%                             12.21%
--------------------------------------------------------------------------------
5-Year                                 5.63%                              5.30%
--------------------------------------------------------------------------------
Since Inception                        6.56%                              6.53%
--------------------------------------------------------------------------------

Tax-Free Yields
          as of February 28, 2001

A   Shares                     NAV          Offer
SEC 30-Day Yield              3.97%         3.81%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/   6.16%         5.91%
--------------------------------------------------------------------------------

B   Shares                                    NAV
SEC 30-Day Yield                            3.23%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                 5.01%
--------------------------------------------------------------------------------

C   Shares                                    NAV
SEC 30-Day Yield                            3.43%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                 5.32%
--------------------------------------------------------------------------------

R   Shares                                    NAV
SEC 30-Day Yield                            4.18%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                 6.48%
--------------------------------------------------------------------------------

Bond Credit Quality/4/

                           [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed            67%
--------------------------------------------------------------------------------
AA                             13%
--------------------------------------------------------------------------------
A                               8%
--------------------------------------------------------------------------------
BBB                             6%
--------------------------------------------------------------------------------
NR                              4%
--------------------------------------------------------------------------------
Other                           2%
--------------------------------------------------------------------------------


________________________________________________________________________________

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

                                                         Annual Report   page 11

New York
Economy at a Glance
March 1, 2000 - February 28, 2001

--------------------------------------------------------------------------------

Growth rate slowing

 . The national economic slowdown led companies in a variety of industries and locations around the state to restructure. Some of the state's largest employers including Delphi Automotive, General Motors and Ford Motor Co. began implementing cyclical layoffs.

 . Growth in New York City, which represents nearly one-half of the state`s population and a significant portion of the economy, declined along with falling profits on Wall Street, where several financial services firms have laid-off workers. The real estate market here remained relatively strong.

 . Job creation in the high-tech sector has steadily continued despite a substantial slowdown in dot-com company growth.

Municipal bond issuance rises

 . The lower interest rate environment spurred debt refundings, which have contributed to the increased municipal supply.

 . Issuance in the state rose 156% year over year vs. 57% overall increase in municipal markets nationally.

 . Issuance in the second half of the year was 21% higher than in the first half.

From the Portfolio Manager

           NEW YORK MUNICIPAL BOND FUND
           NEW YORK INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Q.   What market environment did the fund experience in the last 12 months?

A.   Overall market conditions were affected by developments in key areas:

     Interest rates. Long-term municipal interest rates were fairly volatile during 2000 responding in part to Federal Reserve Board actions as well as to supply/demand dynamics in the municipal market.

     Following three rate hikes in 1999, the Federal Reserve Board raised the short-term federal funds rate an additional three times by July 2000. As the economy slowed later in the year, the fixed income markets began anticipating federal funds rate cuts, and yields began to fall. The Fed's first federal funds rate cut came in January 2001, followed by an additional cut in February. These Fed actions primarily impacted the short-term municipal market, but long-term municipal yields did move some as well.

     A supply/demand imbalance in the New York municipal market during the year also influenced long-term yields. While overall new issue supply was relatively flat in 2000 compared with 1999, demand intensified as investors sought to rebalance equity-heavy portfolios with municipal bonds producing increasingly attractive yields.

     Supply. New issues gained only about 7 percent over the previous fiscal year, although supply jumped in the third quarter as tobacco-backed bonds and several issues in New York City came to the market. Despite the lackluster supply overall, we were able to purchase several attractive securities for the New York funds.

     With our strong dealer network, we had access to bonds not only in the new issue market, but also in the secondary market. Because of our research capabilities, we were able to dig a little deeper into the market to participate in what we felt were attractive, albeit lesser-known, deals that other investors may have missed. These efforts allowed us to select several higher-yielding bonds for the New York Municipal Bond Fund.

     Debt ratings. Two of the State's highest profile issuers - New York State and New York City - benefited from rating upgrades during the year. Citing improved financial performance, steady economic growth and improved financial management practices, Standard & Poor's upgraded New York State's general obligation ratings to AA in December 2000, following an

________________________________________________________________________________

The views expressed in this report reflect those of the portfolio manager only through the end of the reporting period indicated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Annual Report                                                            page 12
     upgrade to A+ in November 1999. In February 2001, Fitch followed with an upgrade to the State general obligation rating from A+ to AA, citing several of the same positives recognized by Standard & Poor's. The Moody's rating remained stable at A2.

     New York City was upgraded by Moody's from A3 to A2 and by S&P from A- to A in 2000. Both agencies cited the City's strong financial practices and healthy financial and economic profiles as primary justifications for the upgrade. In addition, both agencies feel that the City is better positioned than in the early '90s should it face a continuing economic downturn.

Q. How did the funds perform during the fiscal year ended Feb. 28, 2001, and what factors influenced their returns?

A.   First, let's look at total returns for the funds and their peer groups:

          Annualized Total Returns/1/
          Class A Shares at NAV                        One-Year    Five-Year
          New York Municipal Bond Fund                  10.97%      5.72%
          Lipper New York Municipal Debt                12.07%      5.01%

          Funds Category Average/2/

          Tax-Free Yields
          Class A Shares at NAV
          SEC 30-Day Yield                               4.44%

          Taxable-Equivalent Yield/3/                    6.88%


     The fund lagged its peer group's average one-year total return due primarily to our efforts to take advantage of attractive long-term opportunities that became available when interest rates were rising in 1999 and 2000.

     This strategy can help returns outperform in an environment of increasing interest rates. When rates began declining in early 2001, this approach enhanced each fund's capacity for producing dividends more than total returns.

________________________________________________________________________________
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

/2/ For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 108 funds in the Lipper New York Municipal Debt Funds category for the one-year period ended February 28, 2001, and 81 funds for the five-year period. For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper New York Insured Municipal Debt Funds category for the one-year period ended February 28, 2001,and 9 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

Annual Report                                                            page 13

Your Fund's Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

As shown below, the Insured Fund's one-year total return was in line with its peer group average, and the five year total return outperformed. We attribute this competitive performance to our value approach in managing the fund. Our extensive research capabilities have allowed us to identify and purchase several undervalued issues, which have contributed significantly to fund returns.

   Annualized Total Returns/1/

   Class A Shares at NAV                       One-Year        Five-Year

   New York Insured Municipal Bond Fund          10.97%            4.93%
   Lipper New York Municipal Bond                10.98%            4.26%

   Peer Group Average/2/

   Tax-Free Yields
   Class A Shares at NAV
   SEC 30-Day Yield                               3.69%

   Taxable-Equivalent Yield/3/                    5.72%

Q. What strategies were underlying your management of the funds during the year?

A. We focused on two key areas:

   Unique opportunities. Our research identified what we felt were attractive prices and potentially higher yields in several issues that might be easily overlooked without our investigative resources.

   Diversification. In both funds, our dedicated research process not only identified compelling buy opportunities but also helped us to expand the diversification within each portfolio. These efforts also allowed us to begin investing or increase existing positions with many of the state's most notable municipal bond issuers.

   In the New York Municipal Bond Fund...

   We identified unique opportunities to invest with several issuers that borrow infrequently. This type of issuer usually must offer relatively high yields to compensate for lower ratings it is likely to receive due to limited debt history (rather than inordinate default risk).

   . As a recognized leader in the analysis of tobacco settlement asset-backed bonds, we employed our experience to purchase additional issues on behalf of Monroe County and Erie County, and an issue on behalf of a group of smaller upstate New York counties.

________________________________________________________________________________
/1/ Performance figures are quoted for Class A shares at net asset value.
    Comments cover the one-year period ended February 28, 2001.

/2/ For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 108 funds in the Lipper New York Municipal Debt Funds category for the one-year period ended February 28, 2001, and 81 funds for the five-year period. For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper New York Insured Municipal Debt Funds category for the one-year period ended February 28, 2001,and 9 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ Taxable-equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment. Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

Annual Report                                                            page 14

How Your Fund Pursues Its Objective
--------------------------------------------------------------------------------

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment advisor judges them to be investment grade. (An insured Fund primarily buys insured municipal bonds.) The fund's investment advisor uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above- average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

   . Building on our experience with the higher education sector, we closely examined the Baa3/BBB-minus rated bonds issued by the New York Industrial Development Authority (NYC IDA) on behalf of Polytechnic University. After a site visit and face-to-face discussions with the university's top managers, we concluded that Polytechnic's careful planning and unique market niche would make the issue a valuable addition to the fund.

   . We also purchased non-rated New York City Industrial Development Authority bonds to finance the renovation of homes to accommodate mentally handicapped residents. Because it was non-rated, this purchase required a high degree of due diligence from our research team.

   In the New York Insured Municipal Bond Fund...

   Our ongoing research and strong relationships with national dealers helped us identify unique developments within several issuers themselves. These findings led us to increase positions already in the portfolio, as well as add some potentially valuable new ones.

   . Our research team recognized catalysts associated with two of the state's largest municipal issuers, the Long Island Power Authority and Metropolitan Transportation Authority, which were already represented in the portfolio. We believed that these borrowers might restructure or repurchase significant portions of their outstanding debt, which would have the potential to generate a significant return for the fund. Few other market participants invested, and this low demand allowed us to add to our positions at attractive prices.

   . After entering negotiations with a national dealer to structure Port
     Authority of New York and New Jersey consolidated revenue bonds insured by MBIA in a more favorable manner for the fund, we purchased an entire maturity within the issue.

   . Prior research, familiarity with the issuers, and strong relations with national dealers allowed us to react quickly when given the opportunity to increase our positions in City University of New York and New York State Correctional Facilities Corporation.

Q. What is your outlook for the New York municipal market?

A. We anticipate an active year. Equity investors may continue to pull money from the stock market, redirecting funds to municipal bonds to seek potentially better near-term performance and relatively stable earnings.

Annual Report                                                            page 15

Your Investment Management Team
________________________________________________________________________________

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been important for investors, and is a key investment strategy for Nuveen Funds.

     We may also see a rise in new issue supply if falling interest rates trigger a spate of refundings. In the near term, this possibility could provide compelling buy opportunities for those able to identify issues that are good candidates for advanced refunding. Economic slowing may also prompt more debt issuance if municipalities begin having greater difficulty funding capital improvements from current revenues.

     Given the possible dynamics of the market in the near term, we believe that maintaining a diversified portfolio of quality municipal bonds with solid underlying fundamentals is a prudent strategy.

New York Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]


          Lehman
         Brothers              Nuveen Flagship NY       Nuveen Flagship NY
      Municipal Bond          Municipal Bond Fund       Municipal Bond Fund
          Index                       (NAV)                   (Offer)

2/91           10000                        10000                      9580
2/92           10999                        11172                     10703
2/93           12513                        12793                     12256
2/94           13205                        13668                     13094
2/95           13454                        13695                     13120
2/96           14941                        15136                     14500
2/97           15899                        15904                     15236
2/98           17353                        17470                     16736
2/99           18420                        18464                     17688
2/00           18034                        18013                     17257
2/01           20260                        19989                     19150


                       Nuveen New York Municipal Bond Fund (NAV) $19,989

                       Nuveen New York Municipal Bond Fund (Offer) $19,150

                       Lehman Brothers Municipal Bond Index $20,260


New York Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment/4/

                         [MOUNTAIN CHART APPEARS HERE]

          Lehman
         Brothers            Nuveen Flagship NY      Nuveen Flagship NY Insured
      Municipal Bond    Insured Municipal Bond Fund       Municipal Bond Fund
          Index                     (NAV)                     (Offer)

2/91           10000                          10000                        9580
2/92           10999                          11138                       10670
2/93           12513                          12773                       12237
2/94           13205                          13453                       12888
2/95           13454                          13596                       13025
2/96           14941                          14980                       14351
2/97           15899                          15582                       14928
2/98           17353                          16791                       16086
2/99           18420                          17616                       16876
2/00           18034                          17175                       16453
2/01           20260                          19058                       18258

                    Nuveen New York Insured Municipal Bond Fund (NAV) $19,058

                    Nuveen New York Insured Municipal Bond Fund (Offer) $18,258

                    Lehman Brothers Municipal Bond Index $20,260

________________________________________________________________________________

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in service fees.

Annual Report                                                           page 16

Top Five Sectors/4/
---------------------------------

Tax Obligation (Limited)      25%
Education and Civic
    Organizations             13%
U.S. Guaranteed               12%
Healthcare                    10%
Utilities                      9%



Portfolio Stats
---------------------------------

Total Net Assets
$290.8 million

Average Effective Maturity
18.81 years

Average Duration
5.76





--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 2-28-01

                         NEW YORK MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

Quick Facts

                        A Shares        B Shares       C Shares        R Shares
--------------------------------------------------------------------------------
NAV                     $10.66          $10.68         $10.70          $10.69
--------------------------------------------------------------------------------
CUSIP                   67065N670       67065N662      67065N654       67065N647
--------------------------------------------------------------------------------
Latest Dividend/1/      $0.0490         $0.0425        $0.0445         $0.0510
--------------------------------------------------------------------------------
Inception Date          9/94            2/97           9/94            12/86
--------------------------------------------------------------------------------

Annualized Total Returns/2/

              as of February 28, 2001                as of December 31, 2000

A Shares             NAV        Offer                     NAV          Offer

1-Year            10.97%        6.27%                  11.27%          6.65%
--------------------------------------------------------------------------------
5-Year             5.72%        4.81%                   5.47%          4.57%
--------------------------------------------------------------------------------
10-Year            7.17%        6.72%                   7.30%          6.84%
--------------------------------------------------------------------------------

B Shares        w/o CDSC       w/CDSC                w/o CDSC         w/CDSC

1-Year            10.24%        6.24%                  10.42%          6.42%
--------------------------------------------------------------------------------
5-Year             4.95%        4.79%                   4.69%          4.52%
--------------------------------------------------------------------------------
10-Year            6.60%        6.60%                   6.73%          6.73%
--------------------------------------------------------------------------------

C Shares                          NAV                                    NAV
--------------------------------------------------------------------------------
1-Year                         10.47%                                 10.55%
--------------------------------------------------------------------------------
5-Year                          5.12%                                  4.84%
--------------------------------------------------------------------------------
10-Year                         6.52%                                  6.64%
--------------------------------------------------------------------------------

R Shares                          NAV                                    NAV
--------------------------------------------------------------------------------
1-Year                         11.19%                                 11.49%
--------------------------------------------------------------------------------
5-Year                          5.94%                                  5.69%
--------------------------------------------------------------------------------
10-Year                         7.45%                                  7.58%
--------------------------------------------------------------------------------


Tax-Free Yields

                              as of February 28, 2001

A Shares                             NAV        Offer

SEC 30-Day Yield                   4.44%        4.25%
-----------------------------------------------------
Taxable-Equivalent Yield/3/        6.88%        6.59%
-----------------------------------------------------

B Shares                                          NAV

SEC 30-Day Yield                                3.68%
-----------------------------------------------------
Taxable-Equivalent Yield/3/                     5.71%
-----------------------------------------------------

C Shares                                          NAV

SEC 30-Day Yield                                3.88%
-----------------------------------------------------
Taxable-Equivalent Yield/3/                     6.02%
-----------------------------------------------------

R Shares                                          NAV

SEC 30-Day Yield                                4.64%
-----------------------------------------------------
Taxable-Equivalent Yield/3/                     7.19%
-----------------------------------------------------

Bond Credit Quality/4/

[PIE CHARTS APPEAR HERE]

AAA/U.S. Guaranteed            40%
----------------------------------
AA                             27%
----------------------------------
A                              18%
----------------------------------
BBB                            11%
----------------------------------
NR                              4%
----------------------------------

________________________________________________________________________________

/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

Annual Report                                                            page 17

Top Five Sectors/4/
---------------------------------

U.S. Guaranteed               19%
Education and Civic
   Organizations              13%
Healthcare                    13%
Tax Obligation (Limited)      12%
Transportation                11%


Portfolio Stats
---------------------------------

Total Net Assets
$338.7 million

Average Effective Maturity
17.69 years

Average Duration
5.79


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 2-28-01

                     NEW YORK INSURED MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Quick Facts

                        A Shares         B Shares       C Shares      R Shares
-------------------------------------------------------------------------------
NAV                     $   10.50        $   10.51      $   10.49     $   10.50
-------------------------------------------------------------------------------
CUSIP                   67065N639        67065N621      67065N613     67065N597
-------------------------------------------------------------------------------
Latest Dividend/1/      $  0.0430        $  0.0365      $  0.0380     $  0.0445
-------------------------------------------------------------------------------
Inception Date               9/94             2/97           9/94         12/86
-------------------------------------------------------------------------------

Annualized Total Returns/2/
             as of February 28, 2001                 as of December 31, 2000

A Shares             NAV        Offer                     NAV          Offer

1-Year            10.97%        6.27%                  11.02%          6.31%
-------------------------------------------------------------------------------
5-Year             4.93%        4.03%                   4.72%          3.82%
-------------------------------------------------------------------------------
10-Year            6.66%        6.20%                   6.79%          6.34%
-------------------------------------------------------------------------------

B Shares        w/o CDSC       w/CDSC                w/o CDSC         w/CDSC

1-Year            10.12%        6.12%                  10.16%          6.16%
-------------------------------------------------------------------------------
5-Year             4.14%        3.97%                   3.93%          3.76%
-------------------------------------------------------------------------------
10-Year            6.06%        6.06%                   6.19%          6.19%
-------------------------------------------------------------------------------

C Shares                          NAV                                    NAV
-------------------------------------------------------------------------------
1-Year                         10.33%                                 10.48%
-------------------------------------------------------------------------------
5-Year                          4.28%                                  4.08%
-------------------------------------------------------------------------------
10-Year                         5.96%                                  6.09%
-------------------------------------------------------------------------------

R Shares                          NAV                                    NAV
-------------------------------------------------------------------------------
1-Year                         11.16%                                 11.20%
-------------------------------------------------------------------------------
5-Year                          5.12%                                  4.93%
-------------------------------------------------------------------------------
10-Year                         6.90%                                  7.04%
-------------------------------------------------------------------------------

Tax-Free Yields
                           as of February 28, 2001

A Shares                       NAV          Offer

SEC 30-Day Yield             3.69%          3.53%
-------------------------------------------------
Taxable-Equivalent Yield/3/  5.72%          5.47%
-------------------------------------------------

B Shares                                      NAV

SEC 30-Day Yield                            2.94%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 4.56%
-------------------------------------------------

C Shares                                      NAV

SEC 30-Day Yield                            3.14%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 4.87%
-------------------------------------------------

R Shares                                      NAV

SEC 30-Day Yield                            3.89%
-------------------------------------------------
Taxable-Equivalent Yield/3/                 6.03%
-------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

Insured and
U.S. Guaranteed        14%
--------------------------
U.S. Guaranteed         5%
--------------------------
Insured                81%
--------------------------

--------------------------------------------------------------------------------
/1/ Paid March 1, 2001. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2001.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

/3/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

/4/ As a percentage of long-term bond holdings as of February 28, 2001. Holdings are subject to change.

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 0.4%

     $  1,000 Town of Sprague,              10/07 at 102      BBB+ $    946,110
               Environmental
               Improvement Revenue
               Bonds, 1997 Series A
               (International Paper
               Company Project),
               5.700%, 10/01/21
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Consumer Staples - 2.0%

              The Children's Trust
               Fund of Puerto Rico,
               Tobacco Settlement
               Asset-Backed Bonds,
               Series 2000:
        3,000  5.750%, 7/01/20               7/10 at 100       Aa3    3,115,020
        1,750  6.000%, 7/01/26               7/10 at 100       Aa3    1,811,163

-------------------------------------------------------------------------------
              Education and Civic
               Organizations - 14.2%

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Greenwich
              Academy Issue, Series A:
        1,000  5.700%, 3/01/16               3/06 at 101       AAA    1,050,580
        2,000  5.750%, 3/01/26               3/06 at 101       AAA    2,076,400

        1,000 State of Connecticut           5/02 at 102       AAA    1,034,480
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Yale
               University Issue,
               5.929%, 6/10/30

              Connecticut Higher
              Education Supplemental
              Loan Authority, Revenue
              Bonds (Family Education
              Loan Program), 1991
              Series A:

          335  7.000%, 11/15/05             11/01 at 102         A      346,484
               (Alternative Minimum
               Tax)
        3,160  7.200%, 11/15/10             11/01 at 102         A    3,264,849
               (Alternative Minimum
               Tax)

              Connecticut Higher
              Education Supplemental
              Loan Authority, Revenue
              Bonds (Family Education
              Loan Program), 1996
              Series A:
        1,420  6.300%, 11/15/10             11/04 at 102        A1    1,494,777
               (Alternative Minimum
               Tax)
        1,075  6.350%, 11/15/11             11/04 at 102        A1    1,136,619
               (Alternative Minimum
               Tax)

        4,400 State of Connecticut           7/08 at 101        AA    4,105,112
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Sacred
               Heart University Issue,
               Series E, 5.000%,
               7/01/28

        2,875 State of Connecticut           7/03 at 102      BBB-    2,773,714
               Health and Educational
               Facilities Authority,
               Revenue Bonds,
               Quinnipiac College
               Issue, Series D,
               6.000%, 7/01/23

        2,000 State of Connecticut       7/04 at 101 1/2       AAA    2,092,740
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Loomis
               Chaffee School Issue,
               Series B, 6.000%,
               7/01/25

        1,500 State of Connecticut           7/05 at 101       AAA    1,521,180
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Kent
               School Issue, Series B,
               5.400%, 7/01/23

          500 State of Connecticut           7/06 at 102       AAA      527,355
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Trinity
               College Issue, Series
               E, 5.875%, 7/01/26

        1,490 State of Connecticut           7/08 at 101        AA    1,443,706
               Health and Educational
               Facilities Authority,
               Revenue Bonds,
               Canterbury School
               Issue, Series A,
               5.000%, 7/01/18

        1,000 State of Connecticut           7/07 at 102       AAA    1,015,550
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Suffield
               Academy Issue, Series
               A, 5.400%, 7/01/27

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Fairfield
              University Issue, Series
              I:
          925  5.250%, 7/01/25               7/09 at 101       AAA      932,650
        2,755  5.500%, 7/01/29               7/09 at 101       AAA    2,834,702

        2,000 State of Connecticut           7/09 at 101       Aaa    2,079,360
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Horace
               Bushnell Memorial Hall
               Issue, Series A,
               5.625%, 7/01/29

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds,
              Connecticut State
              University System Issue,
              Series 1999C:
        1,155  5.500%, 11/01/17             11/09 at 101       AAA    1,218,964
        1,155  5.500%, 11/01/18             11/09 at 101       AAA    1,213,928
        1,155  5.500%, 11/01/19             11/09 at 101       AAA    1,209,747

          750 State of Connecticut           7/10 at 101       AAA      800,588
               Health and Educational
               Facilities Authority,
               Revenue Bonds,
               Connecticut College
               Issue, Series D,
               5.750%, 7/01/30

          500 The University of             11/10 at 101       AAA      531,840
               Connecticut, Special
               Obligation Student Fee
               Revenue Bonds, 2000
               Series A,
               5.750%, 11/15/29

--------------------------------------------------------------------------------
19

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations (continued)

     $    135 The University of              3/10 at 101       AAA $    143,027
               Connecticut General
               Obligation Bonds, 2000
               Series A, 5.550%, 3/01/18

-------------------------------------------------------------------------------
              Healthcare - 10.6%

        2,600 State of Connecticut           7/01 at 101       AAA    2,658,864
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Bristol
               Hospital Issue, Series A,
               7.000%, 7/01/20

          900 State of Connecticut           7/01 at 102       AAA      927,063
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Hospital
               of Raphael Issue, Series
               D, 6.625%, 7/01/14

        2,000 State of Connecticut           7/02 at 102       AAA    2,114,240
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Bridgeport
               Hospital Issue, Series A,
               6.625%, 7/01/18

          800 State of Connecticut           7/04 at 102       AAA      832,664
               Health and Educational
               Facilities Authority,
               Revenue Bonds, New
               Britain General Hospital
               Issue, Series B, 6.000%,
               7/01/24

        1,405 State of Connecticut           7/09 at 101       Aaa    1,387,747
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Stamford
               Hospital Issue, Series G,
               5.000%, 7/01/18

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Hospital
              for Special Care Issue,
              Series B:
        1,000  5.375%, 7/01/17               7/07 at 102       BBB      848,350
        3,500  5.500%, 7/01/27               7/07 at 102       BBB    2,875,705

        1,500 State of Connecticut           7/06 at 102       AAA    1,559,325
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Greenwich
               Hospital Issue, Series A,
               5.800%, 7/01/26

        2,000 State of Connecticut           7/07 at 102       AAA    2,078,060
               Health and Educational
               Facilities Authority,
               Revenue Bonds, The
               William W. Backus
               Hospital Issue, Series D,
               5.750%, 7/01/27

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Danbury
              Hospital Issue, Series G:
          500  5.700%, 7/01/22               7/09 at 101       AAA      525,335
        1,000  5.625%, 7/01/25               7/09 at 101       AAA    1,041,310

           35 State of Connecticut           1/03 at 100       AAA       35,792
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Capital
               Asset Issue, Series C,
               7.000%, 1/01/20

        1,500 State of Connecticut          11/09 at 101       AAA    1,569,360
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Catholic
               Health East Issue, Series
               1999F, 5.750%, 11/15/29

        2,725 State of Connecticut           7/09 at 101        AA    2,794,161
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Waterbury
               Hospital Issue, Series C,
               5.750%, 7/01/20

        2,000 State of Connecticut           7/10 at 101        AA    2,094,780
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Eastern
               Connecticut Health
               Network Issue, Series A,
               6.000%, 7/01/25

        2,250 Connecticut Development        7/05 at 102       AAA    2,529,810
               Authority, Solid Waste
               Disposal Facilities
               Revenue Bonds (Pfizer,
               Inc. Project), 1994
               Series, 7.000%, 7/01/25
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Housing/Multifamily - 2.3%

        2,000 Housing Authority of the      12/09 at 102       N/R    2,035,540
               City of Bridgeport,
               Multifamily Housing
               Revenue Bonds (Stratfield
               Apartments Project),
               Series 1999, 7.250%,
               12/01/24

        2,000 Connecticut Housing           12/09 at 100        AA    2,061,140
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1999
               Series D2, 6.200%,
               11/15/41 (Alternative
               Minimum Tax)

        1,500 New Britain Senior             1/02 at 102       AAA    1,544,880
               Citizens Housing
               Development Corporation,
               Mortgage Revenue
               Refunding Bonds
               (FHA-Insured Mortgage
               Loan -- Nathan Hale
               Apartments Section 8
               Assisted Project), Series
               1992A, 6.875%, 7/01/24

-------------------------------------------------------------------------------
              Housing/Single Family -
               9.6%

          155 Connecticut Housing           11/02 at 102        AA      159,833
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1992
               Series C2, 6.700%,
               11/15/22 (Alternative
               Minimum Tax)

        1,250 Connecticut Housing            5/03 at 102        AA    1,304,275
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1993
               Series A, 6.200%, 5/15/14

--------------------------------------------------------------------------------
20

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Housing/Single Family
              (continued)

     $  2,750 Connecticut Housing            5/04 at 102        AA $  2,863,025
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1994
               Series A, 6.100%, 5/15/17

        1,500 Connecticut Housing            5/05 at 102        AA    1,534,020
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1995
               Series A, Subseries A-1,
               6.100%, 5/15/17

        6,400 Connecticut Housing           11/07 at 102        AA    6,584,064
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1997
               Series B, Subseries B-2,
               5.850%, 11/15/28
               (Alternative Minimum Tax)

        1,000 Connecticut Housing           11/05 at 102        AA    1,051,690
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1995
               Series F, Subseries F-1,
               6.000%, 5/15/17

        1,500 Connecticut Housing            5/06 at 102        AA    1,547,535
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1996
               Series B, Subseries B-1,
               6.050%, 5/15/18

        4,495 Connecticut Housing           11/06 at 102        AA    4,619,377
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1996
               Subseries E-2, 6.150%,
               11/15/27 (Alternative
               Minimum Tax)

        1,490 Connecticut Housing           11/06 at 102        AA    1,543,744
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 1997
               Series F, Subseries F-2,
               6.000%, 11/15/27
               (Alternative Minimum Tax)

          750 Connecticut Housing            5/10 at 100        AA      786,105
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 2000
               Series A1, 6.000%,
               11/15/28

        1,585 Connecticut Housing            5/10 at 100        AA    1,584,873
               Finance Authority,
               Housing Mortgage Finance
               Program Bonds, 2001
               Series A-1, 5.250%,
               11/15/28 (WI, settling
               03/07/01)

-------------------------------------------------------------------------------
              Long-Term Care - 7.3%

          500 Connecticut Housing            6/10 at 102       AAA      521,810
               Finance Authority, Group
               Home Mortgage Finance
               Program, Special
               Obligation Bonds, Series
               GH-5, 5.850%, 6/15/30

        1,000 State of Connecticut           8/08 at 102       AAA      990,020
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Hebrew
               Home and Hospital Issue,
               Series B (FHA-Insured
               Mortgage), 5.200%,
               8/01/38

        2,000 State of Connecticut          11/04 at 102       AAA    2,269,280
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994
               (AHF/Hartford, Inc.
               Project), 7.125%,
               11/01/24

              Connecticut Development
              Authority, First Mortgage
              Gross Revenue Health Care
              Project Refunding Bonds,
              1997 Series (Church Homes,
              Inc. Congregational Avery
              Heights Project):
        1,700  5.700%, 4/01/12               4/07 at 102       BBB    1,539,877
        2,610  5.800%, 4/01/21               4/07 at 102       BBB    2,234,656

        1,875 Connecticut Development       12/06 at 103      BBB+    1,603,425
               Authority, First Mortgage
               Gross Revenue Health Care
               Project Refunding Bonds,
               Series 1998A (The Elim
               Park Baptist Home, Inc.
               Project), 5.375%,
               12/01/18

              Connecticut Development
              Authority, First Mortgage
              Gross Revenue Health Care
              Project Refunding Bonds,
              1999 Series (Connecticut
              Baptist Homes, Inc.
              Project):
        1,000  5.500%, 9/01/15               9/09 at 102        AA    1,028,530
          500  5.625%, 9/01/22               9/09 at 102        AA      505,135

        1,000 Connecticut Development       12/09 at 102       N/R      977,360
               Authority, First Mortgage
               Gross Revenue Health Care
               Project Refunding Bonds,
               1999 Series A (The Mary
               Wade Home, Inc. Project),
               6.375%, 12/01/18

              Connecticut Development
              Authority, Revenue
              Refunding Bonds, Series
              1999A (Duncaster, Inc.
              Project):
        2,200  5.250%, 8/01/19               2/10 at 102        AA    2,183,236
        3,910  5.375%, 8/01/24               2/10 at 102        AA    3,889,199

-------------------------------------------------------------------------------
              Tax Obligation/General -
                11.8%

        2,800 City of Bridgeport,            3/07 at 101       AAA    2,830,072
               General Obligation Bonds,
               1997 Series A, 5.250%,
               3/01/17

        1,000 City of Bridgeport,            7/10 at 101       AAA    1,086,250
               General Obligation Bonds,
               2000 Series A, 6.000%,
               7/15/19

          325 Town of Canterbury,           No Opt. Call        A3      386,422
               General Obligation Bonds,
               7.200%, 5/01/09

              Town of Cheshire, General
               Obligation Bonds, Issue
               of 1999:
          660  5.625%, 10/15/18             10/09 at 101       Aa3      697,891
          660  5.625%, 10/15/19             10/09 at 101       Aa3      695,033

        2,800 State of Connecticut,         No Opt. Call        AA    1,733,564
               General Obligation
               Capital Appreciation
               Bonds (College Savings
               Plan), 1991 Series B,
               0.000%, 12/15/11


--------------------------------------------------------------------------------
21

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

     $  1,000 State of Connecticut,         No Opt. Call        AA $    704,510
               General Obligation
               Capital Appreciation
               Bonds (College Savings
               Plan), 1990 Series A,
               0.000%, 5/15/09

          500 State of Connecticut,         11/09 at 101        AA      525,510
               General Obligation Bonds,
               1999 Series B, 5.500%,
               11/01/18

        3,000 State of Connecticut,         No Opt. Call        AA    1,899,090
               General Obligation
               Capital Appreciation
               Bonds (College Savings
               Plan), 1993 Series A,
               0.000%, 6/15/11

              Town of Glastonbury,
               General Obligation Bonds,
               Issue of 1988:
          200  7.200%, 8/15/06              No Opt. Call       Aa1      233,488
          200  7.200%, 8/15/07              No Opt. Call       Aa1      237,648
          200  7.200%, 8/15/08              No Opt. Call       Aa1      241,674

              Town of Griswold, General
               Obligation Bonds, Issue
               of 1989:
          200  7.500%, 4/01/02              No Opt. Call       AAA      209,046
          200  7.500%, 4/01/03              No Opt. Call       AAA      215,970
          200  7.500%, 4/01/04              No Opt. Call       AAA      222,712
          150  7.500%, 4/01/05              No Opt. Call       AAA      171,513

          340 City of Middletown,           No Opt. Call        AA      388,368
               General Obligation Bonds,
               6.900%, 4/15/06

          665 City of New Haven, General    11/09 at 101       AAA      731,148
               Obligation Bonds, Series
               2000C, 6.000%, 11/01/19

              City of New London,
               General Obligation Bonds,
               Water Department Revenue
               Bonds, Series 20:
          120  7.300%, 12/01/05             No Opt. Call        A+      137,755
          100  7.300%, 12/01/07             No Opt. Call        A+      118,967

          975 Northern Mariana Islands       6/10 at 100         A    1,001,715
               Commonwealth, General
               Obligation Bonds, Series
               2000A, 6.000%, 6/01/20

              Town of Old Saybrook,
               General Obligation Bonds:
          160  7.400%, 5/01/08              No Opt. Call        A2      191,827
          160  7.400%, 5/01/09              No Opt. Call        A2      193,342
          275  6.500%, 2/15/10              No Opt. Call       AAA      321,277
          270  6.500%, 2/15/11              No Opt. Call       AAA      316,526

              Town of Plainfield,
               General Obligation Bonds:
          100  7.000%, 9/01/01              No Opt. Call        A3      101,521
          100  7.100%, 9/01/02               9/01 at 102        A3      103,449
          310  7.100%, 9/01/03               9/01 at 102        A3      321,358
          100  7.200%, 9/01/04               9/01 at 102        A3      103,714
          335  7.250%, 9/01/06               9/01 at 102        A3      347,526
          335  7.300%, 9/01/08               9/01 at 102        A3      347,609
          155  7.300%, 9/01/10               9/01 at 102        A3      160,834

              Commonwealth of Puerto
               Rico, General Obligation
               Bonds, Public Improvement
               Bonds of 1999:
        2,690  5.000%, 7/01/28               7/08 at 101       AAA    2,654,277
        3,000  5.000%, 7/01/28               7/08 at 101         A    2,897,490

              Regional School District
              No. 16, Towns of Beacon
              Falls and Prospect,
              General Obligation Bonds,
              Issue of 2000:
          650  5.500%, 3/15/18               3/10 at 101       Aaa      689,377
          650  5.625%, 3/15/19               3/10 at 101       Aaa      695,812
          650  5.700%, 3/15/20               3/10 at 101       Aaa      699,134

              City of Torrington,
               General Obligation Bonds:
          700  6.400%, 5/15/11               5/02 at 102       AAA      735,455
          680  6.400%, 5/15/12               5/02 at 102       AAA      714,666

              City of Waterbury, General
               Obligation Tax Revenue
               Intercept Bonds, 2000
               Issue:
          910  6.000%, 2/01/18               2/09 at 101        AA      957,102
        1,025  6.000%, 2/01/20               2/09 at 101        AA    1,069,157

              Town of Winchester,
               General Obligation Bonds:
          140  6.750%, 4/15/06              No Opt. Call        A1      158,070
          140  6.750%, 4/15/07              No Opt. Call        A1      160,454
          140  6.750%, 4/15/08              No Opt. Call        A1      162,681
          140  6.750%, 4/15/09              No Opt. Call        A1      164,419
          140  6.750%, 4/15/10              No Opt. Call        A1      166,191


--------------------------------------------------------------------------------
22

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               17.1%

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Nursing
              Home Program Issue, Series
              1994 (St. Camillus Health
              Center Project):
     $  2,000  6.250%, 11/01/18             11/04 at 102       AA- $  2,087,420
        3,695  6.250%, 11/01/18             11/04 at 102       AAA    3,930,815

          910 State of Connecticut           7/08 at 102       AAA      872,399
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Child Care
               Facilities Program Issue,
               Series A, 5.000%, 7/01/28

        1,000 State of Connecticut          11/04 at 102       AAA    1,058,950
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994 (Sharon
               Health Care Project),
               6.250%, 11/01/21

        5,000 State of Connecticut          11/04 at 102       AAA    5,308,650
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994 (Saint
               Josephs Manor Project),
               6.250%, 11/01/16

        3,000 State of Connecticut          11/04 at 102       AAA    3,176,850
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1994 (The Jewish
               Home for the Elderly of
               Fairfield County
               Project), 6.250%,
               11/01/20

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Nursing
              Home Program Issue, Series
              1994 (Highland View Manor,
              Inc. Project):
        1,500  7.200%, 11/01/10             11/04 at 102       AAA    1,660,305
               (Alternative Minimum Tax)
        4,200  7.500%, 11/01/16             11/04 at 102       AAA    4,755,366
               (Alternative Minimum Tax)

              State of Connecticut
              Health and Educational
              Facilities Authority,
              Revenue Bonds, Nursing
              Home Program Issue, Series
              1994 (Wadsworth Glen
              Health Care Center
              Project):
        1,100  7.200%, 11/01/10             11/04 at 102       AAA    1,217,557
               (Alternative Minimum Tax)
        1,000  7.500%, 11/01/16             11/04 at 102       AAA    1,132,230
               (Alternative Minimum Tax)

        4,115 State of Connecticut          11/06 at 102       AA-    4,394,162
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1996 (Abbott
               Terrace Health Center
               Project), 5.750%,
               11/01/13

        4,365 State of Connecticut          11/06 at 102        AA    4,579,845
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Nursing
               Home Program Issue,
               Series 1996 (3030 Park
               Fairfield Health Center
               Project), 6.250%,
               11/01/21

        1,150 State of Connecticut          No Opt. Call       AA-    1,316,992
               Special Tax Obligation
               Bonds, Transportation
               Infrastructure Purposes,
               1992 Series B, 6.125%,
               9/01/12

        1,000 Puerto Rico Highway and        7/08 at 101       AAA      986,720
               Transportation Authority,
               Transportation Revenue
               Bonds, Series A, 5.000%,
               7/01/28 (DD, settling
               03/01/01)

              Puerto Rico Highway and
               Transportation Authority,
               Transportation Revenue
               Bonds, Series B:
        1,500  5.750%, 7/01/16               7/10 at 101       AAA    1,652,115
        1,000  5.750%, 7/01/19               7/10 at 101       AAA    1,086,250

        2,000 Virgin Islands Public         10/10 at 101      BBB-    2,144,700
               Finance Authority,
               Revenue Bonds (Virgin
               Islands Gross Receipts
               Taxes Loan Note), Series
               1999A, 6.500%, 10/01/24

          725 Town of Woodstock, Special     3/01 at 102       AAA      741,552
               Obligation Bonds,
               Woodstock Academy 1990
               Issue, General Obligation
               Bonds, 6.900%, 3/01/06

-------------------------------------------------------------------------------
              Transportation - 0.5%

        1,000 City of Hartford, Parking      7/10 at 100       BBB    1,033,090
               System Revenue Bonds,
               2000 Series A, 6.500%,
               7/01/25

          250 Puerto Rico Ports              6/06 at 102      Baa2      255,893
               Authority, Special
               Facilities Revenue Bonds,
               1996 Series A (American
               Airlines, Inc. Project),
               6.250%, 6/01/26
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              U.S. Guaranteed - 10.5%

        2,940 State of Connecticut           7/03 at 100       AAA    3,204,629
               Health and Educational
               Facilities Authority,
               Revenue Bonds, University
               of Hartford Issue, Series
               C, 8.000%, 7/01/18 (Pre-
               refunded to 7/01/03)

        1,300 State of Connecticut           7/01 at 100       AAA    1,611,389
               Health and Educational
               Facilities Authority,
               Revenue Bonds (Lutheran
               General Health Care
               System - Parkside Lodges
               Projects), 7.375%,
               7/01/19

        3,500 State of Connecticut           7/02 at 102       AAA    3,695,265
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Middlesex
               Hospital Issue, Series G,
               6.250%, 7/01/12 (Pre-
               refunded to 7/01/02)

        1,100 State of Connecticut           7/02 at 102    N/R***    1,157,046
               Health and Educational
               Facilities Authority,
               Revenue Bonds, The
               William W. Backus
               Hospital Issue, Series C,
               6.000%, 7/01/12 (Pre-
               refunded to 7/01/02)

        2,000 State of Connecticut           7/04 at 102       AAA    2,192,060
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Trinity
               College Issue, Series D,
               6.125%, 7/01/24 (Pre-
               refunded to 7/01/04)


--------------------------------------------------------------------------------
23

                 Portfolio of Investments
                 Nuveen Connecticut Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

     $  2,910 State of Connecticut           7/03 at 102   BBB-*** $  3,120,568
               Health and Educational
               Facilities Authority,
               Revenue Bonds, Quinnipiac
               College Issue, Series D,
               6.000%, 7/01/23 (Pre-
               refunded to 7/01/03)

        7,000 Connecticut Development        9/02 at 102     A2***    7,458,990
               Authority, Health Care
               Project Refunding Bonds
               (Duncaster, Inc.
               Project), 1992 Series,
               6.750%, 9/01/15 (Pre-
               refunded to 9/01/02)

        1,605 City of New Haven, General     8/01 at 102       AAA    1,666,423
               Obligation Bonds, Issue
               of 1991, 7.400%, 8/15/11
               (Pre-refunded to 8/15/01)

              City of New Haven, General
               Obligation Bonds, Issue
               of 1992:
          400  9.250%, 3/01/02              No Opt. Call       AAA      410,732
        1,000  7.400%, 3/01/12 (Pre-         3/02 at 102       AAA    1,059,080
               refunded to 3/01/02)

-------------------------------------------------------------------------------
              Utilities - 9.6%

        8,000 Bristol Resource Recovery      7/05 at 102        A2    8,518,880
               Facility Operating
               Committee, Solid Waste
               Revenue Refunding Bonds
               (Ogden Martin Systems of
               Bristol, Inc. Project),
               1995 Series, 6.500%,
               7/01/14

              Connecticut Resources
              Recovery Authority, 1991
              Series One Subordinated
              (Wallingsford Resource
              Recovery Project):
          400  6.750%, 11/15/03             11/01 at 102        AA      414,904
               (Alternative Minimum Tax)
          500  6.800%, 11/15/04             11/01 at 102        AA      518,430
               (Alternative Minimum Tax)

        5,250 Connecticut Resources         11/02 at 102       BB-    5,079,900
               Recovery Authority,
               Corporate Credit
               Bonds/Tax Exempt Interest
               (American REF-FUEL
               Company of Southeastern
               Connecticut Project),
               1992 Series A, 6.450%,
               11/15/22 (Alternative
               Minimum Tax)

              Eastern Connecticut
              Resource Recovery
              Authority, Solid Waste
              Revenue Bonds
              (Wheelabrator Lisbon
              Project), Series 1993A:
          240  5.250%, 1/01/06               1/03 at 102       BBB      233,786
               (Alternative Minimum Tax)
        9,665  5.500%, 1/01/20               1/03 at 102       BBB    8,603,493
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Water and Sewer - 2.0%

          770 Connecticut Development        6/01 at 101        A+      787,132
               Authority, Water
               Facilities Refunding
               Revenue Bonds (Bridgeport
               Hydraulic Company
               Project), 1990 Series,
               7.250%, 6/01/20

        2,000 Connecticut Development       12/03 at 102       AAA    2,130,899
               Authority, Water
               Facilities Revenue
               Refunding Bonds (The
               Connecticut Water Company
               Project), 1993 Series,
               6.650%, 12/15/20

        1,750 Connecticut Development        4/07 at 102        A+    1,852,392
               Authority, Water
               Facilities Revenue Bonds
               (Bridgeport Hydraulic
               Company Project), 1995
               Series, 6.150%, 4/01/35
               (Alternative Minimum Tax)

           50 State of Connecticut,          7/01 at 102       AAA       51,147
               Clean Water Fund Revenue
               Bonds, 1991 Series,
               7.000%, 1/01/11

-------------------------------------------------------------------------------
     $235,560 Total Investments (cost                               239,616,460
               $228,911,961) - 97.9%
-------------------------------------------------------------------------------
------------
              Short-Term Investments -
               0.8%

     $  2,000 Puerto Rico Government                        VMIG-1    2,000,000
               Development Bank,
               Adjustable Refunding
               Bonds, Series 1985,
               Variable Rate
------------
               Demand Bonds, 1.900%,
               12/01/15+
         ----------------------------------------------------------------------
              Other Assets Less
              Liabilities - 1.3%                                      3,071,425
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $244,687,885
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (DD) Security purchased on a delayed delivery basis.
         (WI) Security purchased on a when-issued basis.
         + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term securi-ty. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 0.2%

     $    250 Pollution Control             No Opt. Call        A3 $    275,643
               Financing Authority of
               Union County, Pollution
               Control Revenue Refunding
               Bonds, American Cyanamid
               Company Issue, Series
               1994, 5.800%, 9/01/09

-------------------------------------------------------------------------------
              Consumer Staples - 2.5%

        3,000 The Children's Trust Fund,     7/10 at 100       Aa3    3,115,020
               Tobacco Settlement Asset-
               Backed Bonds, Series
               2000, 5.750%, 7/01/20

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 4.7%

          935 New Jersey Economic           No Opt. Call       N/R    1,029,585
               Development Authority,
               Economic Development
               Bonds, Yeshiva Ktana of
               Passaic (1992 Project),
               8.000%, 9/15/18

          355 New Jersey Economic           No Opt. Call       AAA      377,777
               Development Authority,
               Insured Revenue Bonds,
               Educational Testing
               Service Issue, Series
               1995B, 5.500%, 5/15/05

        2,230 New Jersey Economic            2/08 at 101       N/R    2,146,420
               Development Authority,
               School Revenue Bonds,
               Gill/St. Bernard School,
               Series 1998,
               6.000%, 2/01/25

          740 New Jersey Educational         7/01 at 100         A      741,872
               Facilities Authority,
               Revenue Bonds, Trenton
               State College Issue,
               Series 1976D,
               6.750%, 7/01/08

          140 New Jersey Educational         7/01 at 102        A-      144,271
               Facilities Authority,
               Seton Hall University
               Project Revenue Bonds,
               1991 Series (Project D),
               6.600%, 7/01/02

          410 New Jersey Educational         7/03 at 102       BBB      420,582
               Facilities Authority,
               Revenue Refunding Bonds,
               Monmouth College,
               Series 1993-A,
               5.625%, 7/01/13

          835 New Jersey Educational         7/04 at 100       AAA      877,201
               Facilities Authority,
               Revenue Bonds, Princeton
               University, 1994 Series
               A, 5.875%, 7/01/11

           60 Higher Education               7/02 at 102        A+       62,142
               Assistance Authority,
               Student Loan Revenue
               Bonds, 1992 Series A, New
               Jersey Class Loan
               Program, 6.000%, 1/01/06
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Healthcare - 6.3%

        1,200 New Jersey Health Care         7/07 at 102       AAA    1,216,500
               Facilities Financing
               Authority, Revenue And
               Refunding Bonds, Holy
               Name Hospital Issue,
               Series 1997, 5.250%,
               7/01/20

          200 New Jersey Health Care         7/04 at 102       AAA      216,846
               Facilities Financing
               Authority, Revenue Bonds,
               Newark Beth Israel
               Medical Center Issue,
               Series 1994, 5.800%,
               7/01/07

          400 New Jersey Health Care         7/02 at 102        A-      422,316
               Facilities Financing
               Authority, Refunding
               Revenue Bonds, Atlantic
               City Medical Center
               Issue, Series C, 6.800%,
               7/01/05

          100 New Jersey Health Care         7/02 at 102       AAA      105,322
               Facilities Financing
               Authority, Revenue Bonds,
               West Jersey Health
               System, Series 1992,
               6.000%, 7/01/07

          250 New Jersey Health Care        No Opt. Call       AAA      257,550
               Facilities Financing
               Authority, Revenue Bonds,
               Monmouth Medical Center
               Issue, Series C, 5.700%,
               7/01/02

          250 New Jersey Health Care         7/04 at 102       AAA      270,798
               Facilities Financing
               Authority, Revenue Bonds,
               Dover General Hospital
               and Medical Center Issue,
               Series 1994, 5.900%,
               7/01/05

        1,000 New Jersey Health Care         7/07 at 102       AAA      978,860
               Facilities Financing
               Authority, Revenue and
               Refunding Bonds, Atlantic
               Health System Hospital
               Corporation Issue, Series
               1997A, 5.000%, 7/01/27

              New Jersey Health Care
              Facilities Financing
              Authority, Revenue Bonds,
              Bayonne Hospital Obligated
              Group, Series 1994:
          215  6.400%, 7/01/07               7/04 at 102       AAA      235,524
          175  6.250%, 7/01/12               7/04 at 102       AAA      190,286

        1,500 New Jersey Health Care         7/10 at 100       BBB    1,509,555
               Facilities Financing
               Authority, Revenue Bonds,
               Series 2000A, Saint
               Peter's University
               Hospital Issue, 6.875%,
               7/01/30

          205 New Jersey Health Care         7/02 at 102      Baa3      211,611
               Facilities Financing
               Authority, Revenue Bonds,
               Palisades Medical Center
               Obligated Group Issue,
               Series 1992, 7.500%,
               7/01/06

          710 New Jersey Economic           12/03 at 102       Aa3      741,609
               Development Authority,
               Economic Growth Lease
               Revenue Bonds, Remarketed
               1992 Second Series B,
               5.300%, 12/01/07
               (Alternative Minimum Tax)


--------------------------------------------------------------------------------
25

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund (continued) February 28, 2001

    Principal                                Optional Call
 Amount (000) Description                      Provisions* Ratings** Market Value
---------------------------------------------------------------------------------
              Healthcare (continued)

     $    300 New Jersey Economic              7/04 at 102       AAA $    326,205
               Development Authority,
               Revenue Bonds (Robert
               Wood Johnson Health Care
               Corp. at Hamilton
               Obligated Group
               Project), Series 1994,
               6.250%, 7/01/14

        1,000 Puerto Rico Industrial,          1/05 at 102       AAA    1,071,100
               Tourist, Educational,
               Medical and
               Environmental Control
               Facilities Financing
               Authority, Hospital
               Revenue Bonds (Hospital
               Auxilio Mutuo Obligated
               Group Project),
               1995 Series A,
               6.250%, 7/01/16

---------------------------------------------------------------------------------
              Housing/Multifamily -
               7.0%

          400 The Hudson County                6/04 at 100        AA      414,404
               Improvement Authority,
               Multifamily Housing
               Revenue Bonds, Series
               1992A (Conduit
               Financing - Observer
               Park Project), 6.900%,
               6/01/22 (Alternative
               Minimum Tax)

        1,500 New Jersey Housing and           3/10 at 100       AAA    1,605,225
               Mortgage Finance Agency,
               Multifamily Housing
               Revenue Bonds,
               2000 Series A1,
               6.350%, 11/01/31
               (Alternative Minimum
               Tax)

        2,000 New Jersey Housing and           8/10 at 100       AAA    2,088,620
               Mortgage Finance Agency,
               Multifamily Housing
               Revenue Bonds,
               2000 Series E1,
               5.750%, 5/01/25

        1,500 New Jersey Housing and           5/06 at 102       AAA    1,592,805
               Mortgage Finance Agency,
               Multifamily Housing
               Revenue Bonds,
               1996 Series A,
               6.200%, 11/01/18
               (Alternative Minimum
               Tax)

          700 New Jersey Housing and           5/02 at 102        A+      729,351
               Mortgage Finance Agency,
               Housing Revenue Bonds,
               1992 Series A,
               6.950%, 11/01/13

          500 New Jersey Housing and          11/02 at 102        A+      526,085
               Mortgage Finance Agency,
               Housing Revenue
               Refunding Bonds,
               1992 Series One,
               6.600%, 11/01/14

        1,090 Housing Authority of the        10/09 at 102       Aaa    1,144,217
               City of Newark, Housing
               Revenue Bonds, 2000
               Series A (GNMA
               Collateralized - Fairview
               Apartments Project),
               6.300%, 10/20/19
               (Alternative Minimum
               Tax)

          500 North Bergen Housing         3/01 at 101 1/2       N/R      507,855
               Development Corporation,
               Mortgage Revenue Bonds,
               Series 1978 (FHA-Insured
               Mortgage Loan - Section
               8 Assisted Project),
               7.400%, 9/01/20

---------------------------------------------------------------------------------
              Housing/Single Family -
               6.2%

          250 New Jersey Housing and           7/04 at 102       AAA      263,283
               Mortgage Finance Agency,
               Home Buyer Revenue
               Bonds, 1994 Series K,
               6.300%, 10/01/16
               (Alternative Minimum
               Tax)

        4,000 New Jersey Housing and      10/07 at 101 1/2       AAA    4,264,240
               Mortgage Finance Agency,
               Home Buyer Revenue
               Bonds, 1997 Series U,
               5.700%, 10/01/14
               (Alternative Minimum
               Tax)

        2,500 New Jersey Housing and          10/10 at 100       AAA    2,576,525
               Mortgage Finance Agency,
               Home Buyer Revenue
               Bonds, 2000 Series CC,
               5.875%, 10/01/31
               (Alternative Minimum
               Tax)

          455 Virgin Islands Housing           3/05 at 102       AAA      469,819
               Finance Authority,
               Single Family Mortgage
               Revenue Refunding Bonds
               (GNMA Mortgage Backed
               Securities Program),
               1995 Series A, 6.450%,
               3/01/16 (Alternative
               Minimum Tax)

---------------------------------------------------------------------------------
              Industrial/Other - 0.2%

          185 New Jersey Economic             12/03 at 102      BBB-      186,550
               Development Authority,
               District Heating and
               Cooling Revenue Bonds
               (Trigen-Trenton
               Project), 1993 Series B,
               6.100%, 12/01/04
               (Alternative Minimum
               Tax)

---------------------------------------------------------------------------------
              Long-Term Care - 8.6%

              New Jersey Economic
              Development Authority,
              Economic Development
              Revenue Bonds, United
              Methodist Homes of New
              Jersey Obligated Group
              Issue, Series 1998:
        1,500  5.125%, 7/01/18                 7/08 at 102      BBB-    1,175,640
        3,610  5.125%, 7/01/25                 7/08 at 102      BBB-    2,761,975

        5,100 New Jersey Economic             12/09 at 101       Aa3    5,418,189
               Development Authority,
               Economic Development
               Revenue Bonds (Jewish
               Community Housing
               Corporation of
               Metropolitan New Jersey
               1999 Project), 5.900%,
               12/01/31

        1,300 New Jersey Economic              7/08 at 102         A    1,224,405
               Development Authority,
               First Mortgage Revenue
               Fixed Rate Bonds
               (Cadbury Corporation
               Project), Series 1998A,
               5.500%, 7/01/18

---------------------------------------------------------------------------------
              Tax Obligation/General -
               11.3%

          200 The City of Atlantic            No Opt. Call         A      211,334
               City, General
               Obligation, General
               Improvement Bonds,
               Series 1994,
               5.650%, 8/15/04

          100 County of Atlantic,              1/04 at 101       AAA      106,654
               General Improvement
               Bonds, 6.000%, 1/01/07


--------------------------------------------------------------------------------
26

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

     $    100 County of Camden,             No Opt. Call       AAA $    102,545
               General Obligation
               Refunding Bonds, Series
               1992, 5.500%, 6/01/02

          500 The Board of Education        No Opt. Call        AA      564,015
               of the Township of
               Hillsborough, County of
               Somerset, General
               Obligation School
               Purpose Bonds, Series
               1992, 5.875%, 8/01/11

          400 The City of Jersey City,      No Opt. Call        AA      411,328
               General Obligation
               Bonds, 1992 School
               Issue, 6.500%, 2/15/02

        2,645 The Board of Education         8/07 at 100       AAA    2,922,566
               of the Township of
               Middletown, County of
               Monmouth, School Bonds,
               5.800%, 8/01/21

        3,500 The Board of Education         8/10 at 100       AAA    3,465,805
               of the Township of
               Middleton, County of
               Monmouth, Refunding
               School Bonds,
               5.000%, 8/01/22

          100 Township of Montclair,         3/01 at 101       AAA      101,161
               County of Essex,
               General Obligation
               Bonds, School Bonds,
               5.800%, 3/01/06

              State of New Jersey,
              General Obligation
              Bonds, Series D:
          200  0.000%, 2/15/03              No Opt. Call       AA+      186,088
        1,000  5.800%, 2/15/07              No Opt. Call       AA+    1,097,150

          165 Parsippany-Troy Hills         No Opt. Call       AA-      128,360
               Township, General
               Obligation, Capital
               Appreciation Bonds,
               Series 1992,
               0.000%, 4/01/07

          185 The Board of Education        No Opt. Call       AAA      199,650
               of the City of Perth
               Amboy, County of
               Middlesex, School
               Bonds, 6.200%, 8/01/04

        2,000 Commonwealth of Puerto     7/07 at 101 1/2       AAA    2,062,200
               Rico, Public
               Improvement Refunding
               Bonds, General
               Obligation Bonds,
               Series 1997,
               5.375%, 7/01/21

        2,000 Commonwealth of Puerto     7/05 at 101 1/2       AAA    2,091,920
               Rico, Public
               Improvement Refunding
               Bonds of 1995,
               Obligation Bonds,
               5.750%, 7/01/24

          250 The City of Union City,       No Opt. Call       AAA      292,958
               County of Hudson,
               General Obligation,
               School Purpose Bonds,
               Series 1992,
               6.375%, 11/01/10

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               21.1%

          150 The Bergen County             12/02 at 102       AAA      158,510
               Utilities Authority,
               1992 Water Pollution
               Control System Revenue
               Bonds, Series B,
               6.000%, 12/15/13

          500 The Essex County              12/02 at 102      Baa1      522,585
               Improvement Authority,
               County Guaranteed
               Pooled Revenue Bonds,
               Series 1992A,
               6.500%, 12/01/12

        1,680 Lafayette Yard Community       4/10 at 101       Aaa    1,836,005
               Development
               Corporation,
               Hotel/Conference Center
               Project Revenue Bonds,
               Series 2000
               (Guaranteed), 6.000%,
               4/01/29

        1,150 The Board of Education        No Opt. Call       N/R    1,207,190
               of the Borough of
               Little Ferry, Bergen
               County, Certificates of
               Participation,
               6.300%, 1/15/08

          250 Mercer County                 No Opt. Call        Aa      221,960
               Improvement Authority,
               Solid Waste Revenue
               Bonds, County
               Guaranteed, Site and
               Disposal Facilities
               Project Refunding 1992
               Issue, 0.000%, 4/01/04

        3,025 Middlesex County               9/09 at 100       Aaa    3,150,659
               Improvement Authority,
               County Guaranteed Open
               Space Trust Fund
               Revenue Bonds,
               Series 1999, 5.250%,
               9/15/15

        5,280 New Jersey Economic           11/08 at 101       Aaa    5,005,651
               Development Authority,
               Lease Revenue Bonds,
               Series 1998 (Bergen
               County Administration
               Complex), 4.750%,
               11/15/26

              New Jersey Economic
              Development Authority,
              Market Transition
              Facility, Senior Lien
              Revenue Bonds,
              Series 1994A:
          300  7.000%, 7/01/04              No Opt. Call       AAA      330,483
          650  5.875%, 7/01/11               7/04 at 102       AAA      701,883

          100 New Jersey Sports and          7/02 at 102       AAA      105,376
               Exposition Authority,
               Convention Center
               Luxury Tax Bonds, 1992
               Series A,
               6.000%, 7/01/07

          100 North Jersey District          7/03 at 102       AAA      106,172
               Water Supply
               Commission, Revenue
               Refunding Bonds
               (Wanaque South
               Project), Series 1993,
               5.700%, 7/01/05

        2,350 The Ocean County               7/01 at 100       AAA    2,350,470
               Utilities Authority,
               Wastewater Revenue
               Bonds, Refunding Series
               1987, 5.000%, 1/01/14


--------------------------------------------------------------------------------
27

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

     $    170 Puerto Rico Aqueduct and   7/06 at 101 1/2         A $    172,230
               Sewer Authority,
               Refunding Bonds, Series
               1995, Guaranteed by the
               Commonwealth of Puerto
               Rico, 5.000%, 7/01/15

        5,000 Puerto Rico Public            No Opt. Call       AAA    5,151,200
               Finance Corporation,
               Commonwealth
               Appropriation Bonds,
               1998 Series A,
               5.125%, 6/01/24

        5,000 The Union County               6/08 at 102       Aaa    4,839,100
               Utilities Authority,
               Solid Waste Bonds,
               County Deficiency
               Agreement, Series
               1998A, 5.000%, 6/15/28
               (Alternative Minimum
               Tax)

-------------------------------------------------------------------------------
              Transportation - 14.8%

        2,150 Delaware River Port            1/08 at 101       AAA    2,115,299
               Authority, Port
               District Project Bonds,
               Series B of 1998,
               5.000%, 1/01/26

        3,500 Delaware River Port            1/10 at 100       AAA    3,717,595
               Authority, Revenue
               Bonds, Series of 1999,
               5.750%, 1/01/22

          100 Parking Authority of the       3/02 at 102      Baa1      104,019
               City of Hoboken, County
               of Hudson, Parking
               General Revenue
               Refunding Bonds,
               Series 1992A, 6.625%,
               3/01/09

        1,750 New Jersey Turnpike           No Opt. Call        A-    1,972,110
               Authority, Turnpike
               Revenue Bonds, Series
               1991C, 6.500%, 1/01/08

          125 The Port Authority of         10/04 at 101       AAA      135,563
               New York and New
               Jersey, Consolidated
               Bonds, Ninety Sixth
               Series,
               6.600%, 10/01/23
               (Alternative Minimum
               Tax)

          200 The Port Authority of          7/04 at 101       AA-      211,040
               New York and New
               Jersey, Consolidated
               Bonds, Ninety Fifth
               Series, 5.500%, 7/15/05
               (Alternative Minimum
               Tax)

        1,000 The Port Authority of          1/07 at 101       AA-    1,019,230
               New York and New
               Jersey, Consolidated
               Bonds, One Hundred
               Ninth Series,
               5.375%, 7/15/22

        2,000 The Port Authority of          6/05 at 101       AA-    2,054,000
               New York and New
               Jersey, Consolidated
               Bonds, One Hundred
               Twelfth Series, 5.250%,
               12/01/13 (Alternative
               Minimum Tax)

              The Port Authority of
              New York and New Jersey,
              Special Project Bonds,
              Series 6 (JFK
              International Air
              Terminal LLC Project):
        2,125  6.250%, 12/01/08             No Opt. Call       AAA    2,414,340
               (Alternative Minimum
               Tax)
        1,000  7.000%, 12/01/12             No Opt. Call       AAA    1,225,730
               (Alternative Minimum
               Tax)
        3,100  5.750%, 12/01/25             12/07 at 100       AAA    3,230,789
               (Alternative Minimum
               Tax)

           45 South Jersey                  11/02 at 102       AAA       47,316
               Transportation
               Authority,
               Transportation System
               Revenue Bonds, 1992
               Series B,
               5.900%, 11/01/06

-------------------------------------------------------------------------------
              U.S. Guaranteed - 8.7%

          100 The Board of Education        12/02 at 102       AAA      106,280
               of the City of Atlantic
               City, Atlantic County,
               School Bonds,
               Series 1992,
               6.000%, 12/01/06 (Pre-
               refunded to 12/01/02)

              The Essex County
              Improvement Authority,
              City of Newark, General
              Obligation Lease Revenue
              Bonds, Series 1994:
          620  6.350%, 4/01/07 (Pre-         4/04 at 102   BBB+***      678,342
               refunded to 4/01/04)
          450  6.600%, 4/01/14 (Pre-         4/04 at 102   BBB+***      495,603
               refunded to 4/01/04)

          100 The Essex County              12/04 at 102       AAA      113,196
               Improvement Authority,
               General Obligation
               Lease Revenue Bonds,
               Series 1994
               (County Jail and Youth
               House Projects),
               6.900%,12/01/14 (Pre-
               refunded to 12/01/04)

              The Monmouth County
              Improvement Authority,
              Revenue Bonds, Series
              1992 (Howell Township
              Board of Education
              Project):
          100  6.000%, 7/01/03 (Pre-         7/02 at 102     AA***      105,322
               refunded to 7/01/02)
           50  6.450%, 7/01/08 (Pre-         7/02 at 102     AA***       52,954
               refunded to 7/01/02)

          200 New Jersey Economic            3/02 at 102       AAA      210,958
               Development Authority,
               Lease Rental Bonds,
               1992 Series (Liberty
               State Park Project),
               6.800%, 3/15/22 (Pre-
               refunded to 3/15/02)

        1,330 New Jersey Health Care        No Opt. Call       AAA    1,534,993
               Facilities Financing
               Authority, Revenue
               Bonds, Series 1979A,
               (Hackensack Hospital),
               8.750%, 7/01/09

        2,065 New Jersey Health Care         7/01 at 102     A2***    2,139,712
               Facilities Financing
               Authority, Revenue
               Bonds, Series 1990-E
               (Kennedy Memorial
               Hospital), 8.375%,
               7/01/10 (Pre-refunded
               to 7/01/01)

          200 New Jersey Health Care         7/04 at 102       AAA      218,094
               Facilities Financing
               Authority, Revenue
               Bonds, Newark Beth
               Israel Medical Center
               Issue, Series 1994,
               6.000%, 7/01/16 (Pre-
               refunded to 7/01/04)


--------------------------------------------------------------------------------
28

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

     $    250 New Jersey Health Care         8/04 at 102       AAA $    276,028
               Facilities Financing
               Authority, Refunding
               Revenue Bonds,
               Irvington General
               Hospital Issue, Series
               1994 (FHA-Insured
               Mortgage), 6.375%,
               8/01/15 (Pre-refunded
               to 8/01/04)

          250 New Jersey Health Care         7/04 at 102       AAA      274,815
               Facilities Financing
               Authority, Revenue
               Bonds, Monmouth
               Medical Center Issue,
               Series C, 6.250%,
               7/01/16 (Pre-refunded
               to 7/01/04)

              New Jersey Health Care
              Facilities Financing
              Authority, Revenue
              Bonds, Bayonne Hospital
              Obligated Group,
              Series 1994:
           35  6.400%, 7/01/07 (Pre-         7/04 at 102       AAA       38,603
               refunded to 7/01/04)
           25  6.250%, 7/01/12 (Pre-         7/04 at 102       AAA       27,457
               refunded to 7/01/04)

          325 New Jersey Health Care         7/02 at 102   Baa3***      343,509
               Facilities Financing
               Authority, Revenue
               Bonds, Palisades
               Medical Center
               Obligated Group Issue,
               Series 1992, 7.500%,
               7/01/06 (Pre-refunded
               to 7/01/02)

          250 New Jersey Economic            4/02 at 102    Aa1***      264,580
               Development Authority,
               Solid Waste Disposal
               Facility Revenue
               Bonds, Series 1992
               (Garden State Paper
               Company, Inc.
               Project), 7.125%,
               4/01/22 (Alternative
               Minimum Tax) (Pre-
               refunded to 4/01/02)

          180 New Jersey Economic       12/02 at 101 1/2    Aa3***      191,716
               Development Authority,
               Economic Growth Bonds,
               Composite Issue, 1992
               Second Series A3,
               6.550%, 12/01/07
               (Alternative Minimum
               Tax) (Pre-refunded to
               12/01/02)

          625 New Jersey Economic            5/05 at 102       AAA      693,788
               Development Authority,
               Insured Revenue Bonds,
               Educational Testing
               Service Issue,
               Series 1995B, 6.125%,
               5/15/15 (Pre-refunded
               to 5/15/05)

          250 New Jersey Sports and          7/02 at 102       AAA      264,255
               Exposition Authority,
               Convention Center
               Luxury Tax Bonds,
               1992 Series A,
               6.250%, 7/01/20 (Pre-
               refunded to 7/01/02)

          100 New Jersey Educational         7/02 at 102      A***      105,842
               Facilities Authority,
               Revenue Bonds, Stevens
               Institute of
               Technology Issue,
               1992 Series A,
               6.400%, 7/01/03 (Pre-
               refunded to 7/01/02)

          135 New Jersey Turnpike           No Opt. Call       AAA      147,123
               Authority, Turnpike
               Revenue Bonds, 1984
               Series, 10.375%,
               1/01/03

          200 New Jersey Wastewater          4/04 at 102    Aa1***      220,184
               Treatment Trust,
               Wastewater Treatment
               Bonds, Series 1994A,
               6.500%, 4/01/14 (Pre-
               refunded to 4/01/04)

          300 The Township of North          8/02 at 102       AAA      319,137
               Bergen, Hudson County,
               Fiscal Year Adjustment
               General Obligation
               Bonds, Series 1992,
               6.500%, 8/15/12 (Pre-
               refunded to 8/15/02)

           60 Puerto Rico Highway and    7/02 at 101 1/2       AAA       63,566
               Transportation
               Authority, Highway
               Revenue Bonds, Series
               T, 6.625%, 7/01/18
               (Pre-refunded to
               7/01/02)

           55 South Jersey                  11/02 at 102       AAA       58,262
               Transportation
               Authority,
               Transportation System
               Revenue Bonds, 1992
               Series B,
               5.900%, 11/01/06 (Pre-
               refunded to 11/01/02)

        1,100 Sparta Township School         9/06 at 100       AAA    1,209,274
               District, General
               Obligation Bonds
               (Unlimited Tax),
               5.800%, 9/01/18 (Pre-
               refunded to 9/01/06)

          100 University of Medicine        12/01 at 102    AA-***      104,315
               and Dentistry of New
               Jersey, Revenue Bonds,
               Series E, 6.500%,
               12/01/18 (Pre-refunded
               to 12/01/01)

          300 The Wanaque Borough           12/02 at 102     A3***      323,862
               Sewerage Authority,
               Passaic County, Sewer
               Revenue Bonds,
               Series 1992
               (Bank Qualified),
               7.000%, 12/01/21 (Pre-
               refunded to 12/01/02)

           75 The Wanaque Valley             9/03 at 102   Baa1***       80,846
               Regional Sewerage
               Authority, Passaic
               County, Sewer Revenue
               Bonds, 1993 Series A,
               6.125%, 9/01/22 (Pre-
               refunded to 9/01/03)

-------------------------------------------------------------------------------
              Utilities - 4.6%

          350 Pollution Control             No Opt. Call        B2      346,492
               Financing Authority of
               Camden County, Solid
               Waste Disposal and
               Resource Recovery
               System Revenue Bonds,
               Series 1991C, 7.125%,
               12/01/01 (Alternative
               Minimum Tax)

        2,395 Pollution Control             12/01 at 102        B2    2,264,903
               Financing Authority of
               Camden County, Solid
               Waste Disposal and
               Resource Recovery
               System Revenue Bonds,
               Series 1991D, 7.250%,
               12/01/10

          300 The Port Authority of         No Opt. Call       N/R      315,362
               New York and New
               Jersey, Special
               Project Bonds, Series
               4 (Kennedy Airport
               Corporation Partners
               Project), 7.000%,
               10/01/07 (Alternative
               Minimum Tax)

          250 Puerto Rico Electric          No Opt. Call        A-      252,192
               Power Authority, Power
               Revenue Refunding
               Bonds, Series Q,
               5.900%, 7/01/01

          790 Puerto Rico Electric          No Opt. Call        A-      920,815
               Power Authority, Power
               Revenue Bonds, Series
               S, 7.000%, 7/01/07

        1,500 Puerto Rico Electric           7/05 at 100        A-    1,504,799
               Power Authority, Power
               Revenue Refunding
               Bonds, Series Z,
               5.250%, 7/01/21

--------------------------------------------------------------------------------
29

                 Portfolio of Investments
                 Nuveen New Jersey Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Water and Sewer - 2.4%

     $    250 The Hoboken-Union City-        8/02 at 102       AAA $    259,817
               Weehawken Sewerage
               Authority, Sewer Revenue
               Bonds, Refunding Series
               1992, 6.200%, 8/01/19

        2,675 The North Hudson Sewerage      8/06 at 101       AAA    2,683,078
               Authority, Sewer Revenue
               Bonds, Series 1996,
               5.125%, 8/01/22

-------------------------------------------------------------------------------
     $118,035 Total Investments (cost                               121,154,096
               $116,598,831) - 98.6%
-------------------------------------------------------------------------------
------------
              Short-Term Investments -
               1.2%

          500 New Jersey Economic                           VMIG-1      500,000
               Development Authority,
               Variable Rate Demand
               Bonds, Water Facilities
               Revenue Refunding Bonds
               (United Water New Jersey,
               Inc. Project), 1996
               Series A, 2.850%,
               11/01/26+

        1,000 Port Authority of New York                    VMIG-1    1,000,000
               and New Jersey, Versatile
               Structure Obligations,
               Variable Demand Rate
               Bonds, Series 6, 3.000%,
               12/01/17 (Alternative
               Minimum Tax)+

-------------------------------------------------------------------------------
     $  1,500 Total Short-Term                                        1,500,000
               Investments (cost
               $1,500,000)
-------------------------------------------------------------------------------
------------
              Other Assets Less                                         274,966
               Liabilities - 0.2%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $122,929,062
         ----------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term securi-ty. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
30

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Basic Materials - 0.5%

     $    700 Essex County Industrial       11/09 at 101      BBB+ $    720,650
               Development Agency,
               Environmental Improvement
               Revenue Bonds,
               1999 Series A
               (International Paper
               Company Projects),
               6.450%, 11/15/23
               (Alternative Minimum Tax)

          750 Jefferson County              11/02 at 102      BBB+      784,178
               Industrial Development
               Agency, Multi-Modal
               Interchangeable Rate,
               Solid Waste Disposal
               Revenue Bonds (Champion
               International Corporation
               Project), Series 1990,
               7.200%, 12/01/20
               (Alternative Minimum Tax)

-------------------------------------------------------------------------------
              Consumer Staples - 4.3%

        1,000 Erie County Tobacco Asset      7/10 at 101        A1    1,016,530
               Securitization
               Corporation, Tobacco
               Settlement Asset-Backed
               Bonds, Series 2000,
               Senior, 6.000%, 7/15/20

              Monroe Tobacco Asset
              Securitization
              Corporation, Tobacco
              Settlement Asset-Backed
              Bonds, Series 2000:
          250  6.000%, 6/01/15               6/10 at 101        A1      255,838
        1,300  6.150%, 6/01/25               6/10 at 101        A1    1,335,178

        2,900 New York Counties Tobacco      6/10 at 101        A1    2,991,321
               Trust I, Tobacco
               Settlement Pass-Through
               Bonds, Series 2000,
               5.800%, 6/01/23

        1,500 Nassau County Tobacco          7/09 at 101        A2    1,575,570
               Settlement Corporation,
               Tobacco Settlement Asset-
               Backed Bonds, Series A,
               6.500%, 7/15/27

        2,750 TSASC, Inc., Tobacco           7/09 at 101       Aa1    2,839,348
               Flexible Amortization
               Bonds, Series 1999-1,
               6.250%, 7/15/27

        2,500 Westchester Tobacco Asset      7/10 at 101        A1    2,399,525
               Securitization
               Corporation, Tobacco
               Settlement Asset-Backed
               Bonds, Series 1999,
               0.000%, 7/15/29

-------------------------------------------------------------------------------
              Education and Civic
              Organizations - 12.5%

        2,000 City of Albany, Industrial    10/10 at 100        AA    2,082,920
              Development Agency, Civic
              Facility Revenue Bonds
              (The Albany
               Law School of Union
               University Project),
               Series 2000A, 5.750%,
               10/01/30

        1,750 Town of Brookhaven,            3/03 at 102      BBB-    1,827,700
               Industrial Development
               Agency, 1993 Civic
               Facility Revenue Bonds
               (Dowling College/The
               National Aviation and
               Transportation Center
               Civic Facility), 6.750%,
               3/01/23

        1,000 Cattaraugus County,            7/10 at 102      Baa1    1,046,900
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds, Jamestown
               Community College Issue,
               Series 2000A, 6.500%,
               7/01/30

        2,470 Dutchess County Industrial    11/03 at 102        A3    2,658,214
               Development Agency, Civic
               Facility Revenue Bonds
               (The Bard College
               Project), Series 1992,
               7.000%, 11/01/17

          700 The Trust for Cultural         7/10 at 101         A      714,259
               Resources for the City of
               New York, Revenue Bonds
               (The Museum of American
               Folk Art), Series 2000,
               6.000%, 7/01/22

          185 New York City Industrial      11/01 at 102       Aa1      192,174
               Development Agency, Civic
               Facility Revenue Bonds
               (Federation Protestant
               Welfare), Series 1991,
               6.950%, 11/01/11

              New York City Industrial
              Development Agency, Civic
              Facility Revenue Bonds
              (College of New Rochelle
              Project), Series 1995:
        1,000  6.200%, 9/01/10               9/05 at 102      Baa2    1,081,410
        1,000  6.300%, 9/01/15               9/05 at 102      Baa2    1,064,510

          700 New York City Industrial      11/10 at 101      BBB-      727,041
               Development Agency, Civic
               Facility Revenue Bonds
               (2000 Polytechnic
               University Project),
               6.000%, 11/01/20

        2,000 Dormitory Authority of the    No Opt. Call       AA-    2,016,700
               State of New York, State
               University Educational
               Facilities Revenue Bonds,
               Series 1990A, 7.400%,
               5/15/01

          750 Dormitory Authority of the    No Opt. Call      Baa1      881,580
               State of New York, City
               University System
               Consolidated, Second
               General Resolution
               Revenue Bonds, Series
               1990C, 7.500%, 7/01/10

        2,100 Dormitory Authority of the     7/04 at 102        A+    2,293,473
               State of New York,
               University of Rochester,
               Revenue Bonds,
               Series 1994A, 6.500%,
               7/01/19

        1,500 Dormitory Authority of the    No Opt. Call       AA-    1,634,700
               State of New York, City
               University System
               Consolidated, Second
               General Resolution
               Revenue Bonds, Series
               1993A, 5.750%, 7/01/07

        1,000 Dormitory Authority of the     5/14 at 100       AA-    1,030,190
               State of New York, State
               University Educational
               Facilities Revenue Bonds,
               Series 1993B, 5.250%,
               5/15/19

          500 Dormitory Authority of the     7/10 at 101       AAA      529,485
               State of New York,
               Upstate Community
               Colleges, Revenue Bonds,
               Series 2000A, 5.750%,
               7/01/29

--------------------------------------------------------------------------------
31

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
              Organizations (continued)

      $ 1,750 Dormitory Authority of the     7/09 at 101        A+ $  1,810,900
               State of New York,
               University of Rochester,
               Revenue Bonds, Series
               1999B, 5.625%, 7/01/24

        1,250 Dormitory Authority of the     7/09 at 102        AA    1,337,888
               State of New York, Pratt
               Institute, Revenue Bonds,
               Series 1999, 6.000%,
               7/01/24

        2,700 Dormitory Authority of the     7/09 at 101        AA    2,917,755
               State of New York,
               Marymount Manhattan
               College, Insured Revenue
               Bonds, Series 1999,
               6.250%, 7/01/29

          835 Dormitory Authority of the     5/10 at 101       AAA    1,072,574
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-A, 7.551%,
               5/15/14 (IF)

          500 Dormitory Authority of the     5/10 at 101       AAA      621,080
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-B, 8.110%,
               5/15/16 (IF)

          670 Dormitory Authority of the     5/10 at 101       AAA      821,333
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-C, 8.332%,
               5/15/17 (IF)

        1,335 Dormitory Authority of the    No Opt. Call       AAA    1,771,919
               State of New York, State
               University Educational
               Facilities Revenue Bonds
               (1999 Resolution), Series
               PA-781R-D, 8.028%,
               5/15/16 (IF)

        3,515 Suffolk County Industrial      6/04 at 102     BBB--    3,391,518
               Development Agency, Civic
               Facility Revenue Bonds
               (Dowling College Civic
               Facility), Series 1994,
               6.625%, 6/01/24

        1,000 Suffolk County Industrial     12/06 at 102     BBB--      982,370
               Development Agency, Civic
               Facility Revenue
               Refunding Bonds (Dowling
               College Civic Facility),
               Series 1996, 6.700%,
               12/01/20

              City of Utica Industrial
              Development Agency, Civic
              Facility Revenue Bonds
              (Utica College Project),
              Series 1998A:
          835  5.300%, 8/01/08              No Opt. Call       N/R      856,226
        1,000  5.750%, 8/01/28               8/08 at 102       N/R      979,020

-------------------------------------------------------------------------------
              Healthcare - 9.5%

        3,300 Dormitory Authority of the     2/07 at 102       AAA    3,525,819
               State of New York,
               Menorah Campus, Inc.,
               FHA-Insured Mortgage
               Nursing Home Revenue
               Bonds, Series 1997,
               5.950%, 2/01/17

        1,000 Dormitory Authority of the     7/06 at 102      Baa2    1,028,040
               State of New York, Nyack
               Hospital, Revenue Bonds,
               Series 1996, 6.000%,
               7/01/06

        2,250 Dormitory Authority of the     2/07 at 102       AAA    2,314,418
               State of New York, The
               Rosalind and Joseph
               Gurwin Jewish Geriatric
               Center of Long Island,
               Inc., FHA-Insured
               Mortgage Nursing Home
               Revenue Bonds, Series
               1997, 5.700%, 2/01/37

        1,650 Dormitory Authority of the     7/10 at 101      BBB+    1,755,237
               State of New York, Mount
               Sinai, New York
               University, Health
               Obligated Group Revenue
               Bonds, Series 2000A,
               6.500%, 7/01/25

        3,000 Dormitory Authority of the     7/10 at 101       A--    3,274,890
               State of New York,
               Catholic Health Services
               of Long Island Revenue
               Bonds, Series 2000A (St.
               Catherine of Sienna
               Medical Center), 6.500%,
               7/01/20

        1,765 New York State Medical         8/02 at 102       AAA    1,826,193
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-Insured
               Mortgage Revenue Bonds,
               1992 Series B, 6.200%,
               8/15/22

        5,000 New York State Medical         2/04 at 102       AAA    5,034,500
               Care Facilities Finance
               Agency, Hospital Insured
               Mortgage Revenue Bonds,
               1994 Series A Refunding,
               5.375%, 2/15/25

          320 New York State Medical         8/01 at 100        AA      324,109
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1989 Series B, 7.350%,
               2/15/29

        1,000 New York State Medical         2/05 at 102        AA    1,063,900
               Care Facilities Finance
               Agency, FHA-Insured
               Mortgage Project Revenue
               Bonds, 1995 Series B,
               6.100%, 2/15/15

          960 New York State Medical        11/05 at 102       Aa1    1,032,259
               Care Facilities Finance
               Agency, Health Center
               Projects Revenue Bonds
               (Secured Mortgage
               Program), Series 1995A,
               6.375%, 11/15/19

        1,020 New York State Medical         2/04 at 102        AA    1,068,766
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-Insured
               Mortgage Revenue Bonds,
               1994 Series A, 6.200%,
               2/15/21

          340 New York State Medical         8/01 at 102        AA      351,832
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1991 Series A, 7.450%,
               8/15/31

        2,080 Newark-Wayne Community         9/03 at 102       N/R    2,118,459
               Hospital, Inc., Hospital
               Revenue Improvement and
               Refunding Bonds, Series
               1993A, 7.600%, 9/01/15


--------------------------------------------------------------------------------
32

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Healthcare (continued)

      $ 2,000 New York City Industrial      12/02 at 102       BBB $  2,025,900
               Development Agency, Civic
               Facility Revenue Bonds
               (1992 Jewish Board of
               Family and Children's
               Services, Inc. Project),
               6.750%, 12/15/12

        1,000 City of Yonkers Industrial     7/11 at 101      BBB-    1,001,410
               Development Authority,
               Civic Facility Revenue
               Bonds (St. John's
               Riverside Hospital
               Project), Series 2001A,
               7.125%, 7/01/31

-------------------------------------------------------------------------------
              Housing/Multifamily - 4.6%

        1,000 City of Batavia Housing        7/01 at 102       Aaa    1,021,600
               Authority, Tax-Exempt
               Mortgage Revenue
               Refunding Bonds, Series
               1994A (Washington
               Towers--FHA-Insured
               Mortgage), 6.500%,
               1/01/23

        2,000 New York City Housing          4/03 at 102       AAA    2,096,400
               Development Corporation,
               Multifamily Mortgage
               Revenue Bonds (FHA-
               Insured Mortgage Loan),
               1993 Series A, 6.550%,
               10/01/15

        1,250 New York City Housing          6/01 at 102       AAA    1,283,050
               Development Corporation,
               Multi-Unit Mortgage
               Refunding Bonds (FHA-
               Insured Mortgage Loans),
               1991 Series A, 7.350%,
               6/01/19

        2,240 New York State Finance         5/06 at 102       AAA    2,357,085
               Agency, Housing Project
               Mortgage Revenue Bonds,
               1996 Series A Refunding,
               6.125%, 11/01/20

              New York State Housing
              Finance Agency, Insured
              Multifamily Mortgage
              Housing Revenue Bonds,
              1992 Series A:
        1,650  6.950%, 8/15/12               8/02 at 102        AA    1,728,408
          500  7.000%, 8/15/22               8/02 at 102        AA      519,060

        1,000 New York State Housing         2/04 at 102       Aa1    1,057,140
               Finance Agency,
               Multifamily Housing
               Revenue Bonds (Secured
               Mortgage Program), 1994
               Series C, 6.450%, 8/15/14

        1,000 New York State Housing         8/11 at 101       Aa1    1,005,320
               Finance Agency,
               Multifamily Housing
               Revenue Bonds (Secured
               Mortgage Program), 2001
               Series B, 5.625%, 8/15/33
               (Alternative Minimum Tax)

        1,000 New York State Urban           1/02 at 102       AAA    1,044,500
               Development Corporation,
               Section 236 Revenue
               Bonds, Series 1992A,
               6.750%, 1/01/26

        1,300 Tonawanda Housing              9/09 at 103       N/R    1,318,746
               Authority, Housing
               Revenue Bonds (Kibler
               Senior Housing, LP
               Project), Series 1999B,
               7.750%, 9/01/31

-------------------------------------------------------------------------------
              Housing/Single Family -
               2.1%

        1,500 State of New York Mortgage     9/04 at 102       Aa1    1,589,640
               Agency, Homeowner
               Mortgage Revenue Bonds,
               Series 43, 6.450%,
               10/01/17

        1,000 State of New York Mortgage     3/05 at 102       Aa1    1,046,700
               Agency, Homeowner
               Mortgage Revenue Bonds,
               1995 Series 46, 6.600%,
               10/01/19 (Alternative
               Minimum Tax)

        2,000 State of New York Mortgage    10/09 at 100       Aa1    2,037,200
               Agency, Homeowner
               Mortgage Revenue Bonds,
               Series 82, 5.650%,
               4/01/30 (Alternative
               Minimum Tax)

        1,470 State of New York Mortgage     4/10 at 100       Aa1    1,512,042
               Agency, Homeowner
               Mortgage Revenue Bonds,
               Series 95, 5.625%,
               4/01/22

-------------------------------------------------------------------------------
              Long-Term Care - 5.5%

        1,500 New York City Industrial       7/10 at 102       N/R    1,492,665
               Development Agency, Civic
               Facility Revenue Bonds
               (Special Needs Facilities
               Pooled Program), Series
               2000A-1, 8.125%, 7/01/19

        2,000 Dormitory Authority of the     7/06 at 102       Aa1    2,088,400
               State of New York, Bishop
               Henry R. Hucles Nursing
               Home, Inc., Revenue
               Bonds, Series 1996,
               6.000%, 7/01/24

        2,380 Dormitory Authority of the     8/06 at 102       AAA    2,540,531
               State of New York, W.K.
               Nursing Home Corporation,
               FHA-Insured Mortgage
               Revenue Bonds, Series
               1996, 5.950%, 2/01/16

        1,000 Dormitory Authority of the     7/10 at 102         A    1,044,670
               State of New York, The
               Miriam Osborn Memorial
               Home Association, Revenue
               Bonds, Series 2000B,
               6.375%, 7/01/29

        1,500 Dormitory Authority of the     7/10 at 101        A1    1,629,360
               State of New York,
               Concord Nursing Home,
               Inc., Revenue Bonds,
               Series 2000, 6.500%,
               7/01/29

        5,000 Syracuse Housing               2/08 at 102       AAA    5,231,050
               Authority, FHA-Insured
               Mortgage Revenue Bonds
               (Loretto Rest Residential
               Health Care Facility
               Project), Series 1997A,
               5.800%, 8/01/37

        2,100 UFA Development                7/04 at 102       Aa2    2,102,646
               Corporation, Utica, FHA-
               Insured Mortgage Revenue
               Bonds (Loretto-Utica
               Project), Series 1993,
               5.950%, 7/01/35

--------------------------------------------------------------------------------
33

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Tax Obligation/General -
               4.9%

      $     5 The City of New York,       8/02 at 101 1/2       AAA $      5,271
               General Obligation
               Bonds, Fiscal 1992
               Series C, 6.625%,
               8/01/13

              The City of New York,
              General Obligation
              Bonds, Fiscal 1996
              Series G:
        2,000  5.750%, 2/01/17            2/06 at 101 1/2         A    2,083,840
        2,500  5.750%, 2/01/20            2/06 at 101 1/2         A    2,594,425

        1,750 The City of New York,      11/06 at 101 1/2         A    1,887,323
               General Obligation
               Bonds, Fiscal 1997
               Series D, 5.875%,
               11/01/11

        1,450 The City of New York,       2/02 at 101 1/2         A    1,522,254
               General Obligation
               Bonds, Fiscal 1992
               Series B, 7.500%,
               2/01/06

        4,440 The City of New York,           8/08 at 101         A    4,278,606
               General Obligation
               Bonds, Fiscal 1999
               Series C, 5.000%,
               8/15/22

          950 Northern Mariana Islands        6/10 at 100         A      976,030
               Commonwealth, General
               Obligation Bonds,
               Series 2000A, 6.000%,
               6/01/20

              South Orangetown Central
              School District,
              Rockland County, Serial
              General Obligation
              Bonds, Series 1990:
          390  6.875%, 10/01/08              No Opt. Call        A2      456,230
          390  6.875%, 10/01/09              No Opt. Call        A2      460,407

--------------------------------------------------------------------------------
              Tax Obligation/Limited -
               24.9%

          300 Albany Housing                 10/05 at 102      Baa1      305,541
               Authority, Limited
               Obligation Bonds,
               Series 1995, 5.850%,
               10/01/07

        1,500 Albany Parking                 No Opt. Call      Baa1      623,445
               Authority, Aggregate
               Principal Amount,
               Parking Revenue
               Refunding Bonds, Series
               1992A, 0.000%, 11/01/17

        1,250 Battery Park City              11/03 at 102        A2    1,286,875
               Authority, Junior
               Revenue Refunding
               Bonds, Series 1993A,
               5.800%, 11/01/22

        2,500 Housing New York               11/03 at 102       AAA    2,525,250
               Corporation, Senior
               Revenue Refunding
               Bonds, Series 1993,
               5.000%, 11/01/13

        4,000 Metropolitan                7/03 at 101 1/2       AA-    4,129,880
               Transportation
               Authority, Transit
               Facilities Service
               Contract Bonds, Series
               P, 5.750%, 7/01/15

              Metropolitan
              Transportation
              Authority, Dedicated Tax
              Fund Bonds, Series
              1999A:
        1,000  5.250%, 4/01/23                4/09 at 101       AAA    1,007,350
        1,000  5.000%, 4/01/29                4/09 at 101       AAA      969,870

        1,500 Metropolitan                    4/10 at 100       AAA    1,619,235
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               2000A, 6.000%, 4/01/30

        1,000 Nassau County Interim          11/10 at 100       AAA    1,075,000
               Finance Authority,
               Sales Tax Secure Bonds,
               Series 2000A, 5.750%,
               11/15/16

        1,700 New York City Transit           1/10 at 101       AAA    1,815,073
               Authority, Metropolitan
               Transportation
               Authority, Triborough
               Bridge and Tunnel
               Authority, Certificates
               of Participation,
               Series 2000A, 5.875%,
               1/01/30

        1,500 New York City                   5/10 at 101       AA+    1,626,570
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Fiscal
               2000 Series B, 6.000%,
               11/15/29

        1,000 New York City                   5/10 at 101       AA+    1,029,810
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Fiscal
               2000 Series C, 5.500%,
               11/01/29

        1,915 New York City                   5/10 at 101       Aa3    2,423,241
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Residual
               Interest Certificates,
               Series 319, 6.479%,
               11/01/17 (IF)

          220 Dormitory Authority of     4/01 at 114 5/32      Baa1      251,926
               the State of New York,
               Judicial Facilities
               Lease Revenue Bonds,
               Suffolk County Issue,
               Series 1991A, 9.500%,
               4/15/14

        1,000 Dormitory Authority of          7/04 at 102       AA-    1,054,750
               the State Of New York,
               Revenue Bonds,
               Department Of Education
               of the State of New
               York Issue, Series
               1994A, 6.250%, 7/01/24

        2,900 Dormitory Authority of          7/04 at 102       AA-    2,919,082
               the State of New York,
               Department of Health of
               the State of New York,
               Revenue Bonds, Series
               1994, 5.500%, 7/01/23

        2,500 Dormitory Authority of          2/07 at 102       AA-    2,567,675
               the State of New York,
               Mental Health Services
               Facilities, Improvement
               Revenue Bonds, Series
               1997B, 5.625%, 2/15/21

        1,000 Dormitory Authority of          2/07 at 102       AAA    1,047,080
               the State of New York,
               Mental Health Services
               Facilities, Improvement
               Revenue Bonds, Series
               1997A, 5.750%, 8/15/22

        1,545 New York State                  3/03 at 101       AA-    1,590,469
               Environmental
               Facilities Corporation,
               State Park
               Infrastructure Special
               Obligation Bonds,
               Series 1993A, 5.750%,
               3/15/13

        1,000 New York State Housing      5/06 at 101 1/2         A    1,078,240
               Finance Agency, Health
               Facilities Revenue
               Bonds, 1996 Series A
               Refunding, 6.000%,
               11/01/08

--------------------------------------------------------------------------------
34

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

      $   175 New York State Housing         5/01 at 102         A $    178,190
               Finance Agency, Health
               Facilities Revenue
               Bonds, 1990 Series A
               Refunding, 8.000%,
               11/01/08

        2,520 New York State Housing         9/03 at 102       AA-    2,633,450
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1993
               Series C Refunding,
               5.875%, 9/15/14

          215 New York State Housing         9/05 at 102       AA-      232,834
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1995
               Series A, 6.375%,
               9/15/15

          250 State of New York              9/01 at 102      BBB+      258,725
               Municipal Bond Bank
               Agency, City of
               Buffalo, Special
               Program Bonds, 1991
               Series A, 6.875%,
               3/15/06

           15 New York State Medical         8/04 at 102       AA-       15,957
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series E,
               6.500%, 8/15/24

        3,335 New York State Thruway         4/10 at 101       Aaa    4,185,725
               Authority, Highway and
               Bridge Trust Fund,
               Residual Interest
               Certificates, Series
               368, 6.272%, 4/01/16
               (IF)

        5,745 New York State Thruway        No Opt. Call       AAA    7,120,525
               Authority, Local
               Highway and Bridge
               Service Contract Bonds,
               Series 1999, Drivers
               Series 145, 10.597%,
               10/01/08 (IF)

        7,500 New York State Urban           1/04 at 102       AA-    7,476,525
               Development
               Corporation,
               Correctional Capital
               Facilities, Revenue
               Refunding Bonds, Series
               A, 5.250%, 1/01/21

        1,000 New York State Urban           1/06 at 102       AA-    1,070,390
               Development
               Corporation, Project
               Revenue Bonds (Onondaga
               County Convention
               Center), Refunding
               Series 1995, 6.250%,
               1/01/20

        5,090 New York State Urban           1/03 at 102       AA-    5,189,153
               Development
               Corporation,
               Correctional Capital
               Facilities, Revenue
               Bonds, 1993 Refunding
               Series, 5.500%, 1/01/15

        2,500 New York State Urban           1/08 at 102       AA-    2,367,400
               Development
               Corporation,
               Correctional Facilities
               Service Contract,
               Revenue Bonds, Series
               A, 5.000%, 1/01/28

        2,000 Niagara Falls City             6/08 at 101       AAA    2,017,740
               School District,
               Certificates of
               Participation (High
               School Facility),
               Series 1998, 5.375%,
               6/15/28

        1,420 Niagara Falls City             6/09 at 101      BBB-    1,511,434
               School District,
               Niagara County,
               Certificates of
               Participation (High
               School Facility),
               Series 2000, 6.625%,
               6/15/28

        1,000 Puerto Rico Highway and        7/10 at 101       AAA    1,086,250
               Transportation
               Authority,
               Transportation Revenue
               Bonds, Series B,
               5.750%, 7/01/19

        2,000 34th Street Partnership,       1/03 at 102        A1    2,009,800
               Inc., 34th Street
               Business Improvement
               District, Capital
               Improvement Bonds,
               Series 1993, 5.500%,
               1/01/23

          500 Triborough Bridge and         No Opt. Call       AA-      576,930
               Tunnel Authority,
               Convention Center
               Bonds, Series E,
               7.250%, 1/01/10

        1,250 Virgin Islands Public         10/10 at 101      BBB-    1,340,438
               Finance Authority,
               Revenue Bonds (Virgin
               Islands Gross Receipts
               Taxes Loan Note),
               Series 1999A, 6.500%,
               10/01/24

        1,960 City of Yonkers                2/11 at 100      BBB-    1,970,466
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds
               (Community Development
               Properties Yonkers,
               Inc. Project), Series
               2001A, 6.625%, 2/01/26

-------------------------------------------------------------------------------
              Transpotation - 6.6%

          500 Albany Parking                 9/01 at 102         A      517,835
               Authority, Aggregate
               Principal Amount,
               Parking Revenue
               Refunding Bonds (Green
               and Hudson Garage
               Project) (Letter of
               Credit Secured), Series
               1991A, 7.150%, 9/15/16

        4,000 Metropolitan               7/07 at 101 1/2       AAA    4,219,400
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997A,
               5.750%, 7/01/21

        1,000 Metropolitan                   7/07 at 102       AAA      985,910
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997B,
               5.000%, 7/01/20

        2,000 Metropolitan                   7/07 at 101       AAA    2,030,460
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997C,
               5.375%, 7/01/27

        1,000 New York City Industrial       8/07 at 102      Baa1      911,010
               Development Agency,
               Special Facility
               Revenue Bonds (1990
               American Airlines, Inc.
               Project), Remarketed,
               5.400%, 7/01/20
               (Alternative Minimum
               Tax)

        4,000 New York City Industrial       1/04 at 102        A-    4,169,280
               Development Agency,
               Special Facility
               Revenue Bonds (Terminal
               One Group Association,
               LP Project), Series
               1994, 6.125%, 1/01/24
               (Alternative Minimum
               Tax)

--------------------------------------------------------------------------------
35

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                               Optional Call
 Amount (000) Description                     Provisions* Ratings** Market Value
--------------------------------------------------------------------------------
              Transpotation
              (continued)

      $   500 New York City Industrial       12/08 at 102        A2 $    451,250
               Development Agency,
               Special Facility
               Revenue Bonds (1998
               British Airways PLC
               Project), Series 1998,
               5.250%, 12/01/32
               (Alternative Minimum
               Tax)

        1,000 Niagara Frontier                4/09 at 101       AAA    1,027,060
               Transportation
               Authority, Buffalo
               Niagara International
               Airport, Airport
               Revenue Bonds, Series
               1999A, 5.625%, 4/01/29
               (Alternative Minimum
               Tax)

        1,500 The Port Authority of          12/07 at 100       AAA    1,563,285
               New York and New
               Jersey, Special Project
               Bonds (JFK
               International Air
               Terminal LLC Project),
               Series 6, 5.750%,
               12/01/25 (Alternative
               Minimum Tax)

          250 Puerto Rico Ports               6/06 at 102      Baa2      255,893
               Authority, Special
               Facilities Revenue
               Bonds (American
               Airlines, Inc.
               Project), 1996 Series
               A, 6.250%, 6/01/26
               (Alternative Minimum
               Tax)

        3,000 Triborough Bridge and           1/10 at 100       Aa3    3,078,960
               Tunnel Authority,
               General Purpose Revenue
               Bonds, Series 1999B,
               5.500%, 1/01/30

--------------------------------------------------------------------------------
              U.S. Guaranteed - 12.0%

        1,600 County of Franklin,            11/02 at 102   BBB-***    1,713,296
               Industrial Development
               Agency, Lease Revenue
               Bonds (County
               Correctional Facility
               Project), Series 1992,
               6.750%, 11/01/12 (Pre-
               refunded to 11/01/02)

        1,025 Metropolitan                    7/02 at 102       AAA    1,087,330
               Transportation
               Authority, Transit
               Facilities Revenue
               Bonds, Series J,
               6.500%, 7/01/18 (Pre-
               refunded to 7/01/02)

        1,000 City of Rochelle                7/02 at 102   Baa2***    1,060,940
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds (College
               of New Rochelle
               Project), 1992 Series,
               6.625%, 7/01/12 (Pre-
               refunded to 7/01/02)

           40 The City of New York,       8/02 at 101 1/2       AAA       42,398
               General Obligation
               Bonds, Fiscal 1992
               Series C, 6.625%,
               8/01/13 (Pre-refunded
               to 8/01/02)

           40 The City of New York,      11/01 at 101 1/2       AAA       41,983
               General Obligation
               Bonds, Fiscal 1991
               Series F, 8.250%,
               11/15/19 (Pre-refunded
               to 11/15/01)

        1,000 The City of New York,           8/04 at 101       Aaa    1,119,480
               General Obligation
               Bonds, Fiscal 1995
               Series B1, 7.000%,
               8/15/16 (Pre-refunded
               to 8/15/04)

          550 The City of New York,       2/02 at 101 1/2      A***      578,743
               General Obligation
               Bonds, Fiscal 1992
               Series B, 7.500%,
               2/01/06 (Pre-refunded
               to 2/01/02)

        1,500 New York City Municipal     6/01 at 101 1/2       Aaa    1,541,775
               Water Finance
               Authority, Water and
               Sewer System Revenue
               Bonds, Fiscal 1991
               Series C, 7.750%,
               6/15/20 (Pre-refunded
               to 6/15/01)

        5,345 New York City Industrial        7/02 at 102    Aa2***    5,664,203
               Development Agency,
               Civic Facility Revenue
               Bonds (1992 The
               Lighthouse, Inc.
               Project), 6.500%,
               7/01/22 (Pre-refunded
               to 7/01/02)

          300 Dormitory Authority of          7/01 at 102    AA-***      310,419
               the State of New York,
               State of New York
               Department of
               Education, Revenue
               Bonds, Series 1991,
               7.750%, 7/01/21 (Pre-
               refunded to 7/01/01)

          400 Dormitory Authority of          8/01 at 102     AA***      414,760
               the State of New York,
               Menorah Campus, Inc.,
               FHA-Insured Mortgage
               Revenue Bonds, Series
               1991, 7.400%, 2/01/31
               (Pre-refunded to
               8/01/01)

          500 Dormitory Authority of          7/01 at 102    AA-***      516,490
               the State of New York,
               Revenue Bonds, State
               University Athletic
               Facility Issue, Series
               1991, 7.250%, 7/01/21
               (Pre-refunded to
               7/01/01)

          250 Dormitory Authority of          7/01 at 102    AA-***      258,263
               the State of New York,
               Department of Health
               Revenue Bonds (Veterans
               Home), Series 1990,
               7.250%, 7/01/21 (Pre-
               refunded to 7/01/01)

          985 Dormitory Authority of          7/04 at 102       AAA    1,119,443
               the State of New York,
               Revenue Bonds, State
               University Issue,
               Series X, 7.400%,
               7/01/24 (Pre-refunded
               to 7/01/04)

        1,500 Dormitory Authority of          7/05 at 102       AAA    1,700,955
               the State of New York,
               Department of Health of
               the State of New York,
               Revenue Bonds (Roswell
               Park Cancer Center),
               Series 1995, 6.625%,
               7/01/24 (Pre-refunded
               to 7/01/05)

        1,250 New York State Energy           6/02 at 102      A***    1,329,475
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds (Long
               Island Lighting Company
               Project), 1989 Series
               A, 7.150%, 9/01/19
               (Alternative Minimum
               Tax) (Pre-refunded to
               6/15/02)

          215 New York State Energy           1/03 at 102      A***      231,177
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds (Long
               Island Lighting Company
               Project), 1992 Series
               D, 6.900%, 8/01/22
               (Alternative Minimum
               Tax) (Pre-refunded to
               1/21/03)

          200 New York State Housing         No Opt. Call       AAA      251,798
               Finance Agency, State
               University Construction
               Refunding Bonds, 1986
               Series A, 8.000%,
               5/01/11


--------------------------------------------------------------------------------
36

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed
              (continued)

      $   470 New York State Housing         9/03 at 102    AA-*** $    505,274
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1993
               Series C Refunding,
               5.875%, 9/15/14 (Pre-
               refunded to 9/15/03)

        1,785 New York State Housing         9/07 at 100    AA-***    2,032,544
               Finance Agency, Service
               Contract Obligation
               Revenue Bonds, 1995
               Series A, 6.375%,
               9/15/15 (Pre-refunded
               to 9/15/07)

          250 State of New York              9/01 at 102       AAA      259,635
               Municipal Bond Bank
               Agency, City of
               Rochester, Special
               Program Revenue Bonds,
               1991 Series A, 6.750%,
               3/15/11 (Pre-refunded
               to 9/15/01)

        1,330 New York State Medical         2/03 at 102       AAA    1,424,842
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-
               Insured Mortgage
               Revenue Bonds, 1992
               Series D, 6.450%,
               2/15/09 (Pre-refunded
               to 2/15/03)

              New York State Medical
              Care Facilities Finance
              Agency, Hospital FHA-
              Insured Mortgage Revenue
              Bonds, Series 1994A:
        1,000  6.750%, 8/15/14 (Pre-         2/05 at 102       AAA    1,129,760
               refunded to 2/15/05)
        1,000  6.800%, 8/15/24 (Pre-         2/05 at 102       AAA    1,131,350
               refunded to 2/15/05)

        2,700 New York State Medical         2/05 at 102       AAA    3,054,645
               Care Facilities Finance
               Agency, Secured
               Hospital Revenue Bonds
               (Brookdale Hospital
               Medical Center), 1995
               Series A, 6.800%,
               8/15/12 (Pre-refunded
               to 2/15/05)

        1,480 New York State Medical         2/04 at 102     AA***    1,584,384
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home FHA-
               Insured Mortgage
               Revenue Bonds, 1994
               Series A, 6.200%,
               2/15/21 (Pre-refunded
               to 2/15/04)

        1,485 New York State Medical         8/04 at 102    AA-***    1,645,915
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series E,
               6.500%, 8/15/24 (Pre-
               refunded to 8/15/04)

          130 New York State Medical         8/01 at 102     AA***      135,018
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1991 Series A, 7.450%,
               8/15/31 (Pre-refunded
               to 8/15/01)

        2,900 New York State Urban           4/01 at 102       Aaa    2,968,846
               Development
               Corporation, State
               Facilities Revenue
               Bonds, Series 1991,
               7.500%, 4/01/20 (Pre-
               refunded to 4/01/01)

-------------------------------------------------------------------------------
              Utilities - 9.1%

        6,500 Erie County Industrial        12/10 at 103       N/R    4,095,000
               Development Agency,
               Solid Waste Disposal
               Facility Revenue Bonds
               (1998 CanFibre of
               Lackawanna Project),
               8.875%, 12/01/13
               (Alternative Minimum
               Tax)

              Long Island Power
               Authority, Electric
               System General Revenue
               Bonds, Series 1998A:
        1,000  5.250%, 12/01/26              6/08 at 101        A-      986,710
        1,500  5.250%, 12/01/26              6/08 at 101       AAA    1,496,715
        4,455  5.500%, 12/01/29              6/03 at 101        A-    4,512,425

        5,950 New York City Industrial      10/08 at 102      BBB-    5,522,850
               Development Agency,
               Industrial Development
               Revenue Bonds (Brooklyn
               Navy Yard Cogeneration
               Partners, LP Project),
               Series 1997, 5.750%,
               10/01/36 (Alternative
               Minimum Tax)

          350 New York State Energy      7/01 at 100 1/2        A+      355,688
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds
               (Consolidated Edison
               Company of New York,
               Inc. Project), Series
               1991A, 7.500%, 1/01/26
               (Alternative Minimum
               Tax)

          285 New York State Energy          1/03 at 102         A      303,414
               Research and
               Development Authority,
               Electric Facilities
               Revenue Bonds (Long
               Island Lighting Company
               Project), 1992 Series
               D, 6.900%, 8/01/22
               (Alternative Minimum
               Tax)

        2,435 New York State Energy          7/05 at 102       AAA    2,559,088
               Research and
               Development Authority,
               Adjustable Rate
               Pollution Control
               Revenue Bonds (New York
               State Electric and Gas
               Corporation Project),
               1987 Series A, 6.150%,
               7/01/26 (Alternative
               Minimum Tax)

        1,500 New York State Energy          7/05 at 102       AAA    1,596,555
               Research and
               Development Authority,
               Facilities Refunding
               Revenue Bonds
               (Consolidated Edison
               Company of New York,
               Inc. Project), Series
               1995A, 6.100%, 8/15/20

        2,500 Power Authority of the        11/10 at 100       Aa2    2,492,324
               State of New York,
               Revenue Bonds, Series
               2000A, 5.250%, 11/15/40

          750 Onondaga County Resource       5/02 at 102      Baa1      769,672
               Recovery Agency, System
               Revenue Bonds
               (Development Costs),
               1992 Series, 7.000%,
               5/01/15 (Alternative
               Minimum Tax)

        2,000 Suffolk County                 1/09 at 101       N/R    1,754,499
               Industrial Development
               Agency, 1998 Industrial
               Development Revenue
               Bonds (Nissequogue
               Cogen Partners
               Facility), 5.500%,
               1/01/23 (Alternative
               Minimum Tax)


--------------------------------------------------------------------------------
37

                 Portfolio of Investments
                 Nuveen New York Municipal Bond Fund (continued)
                 February 28, 2001

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Water and Sewer - 2.2%

      $ 2,000 New York City Municipal       6/06 at 101       AAA $  2,077,279
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1996 Series B, 5.750%,
               6/15/26

        3,000 New York City Municipal       6/05 at 101       AAA    3,126,149
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1996 Series A, 5.875%,
               6/15/25

          250 New York City Municipal       6/09 at 101       AAA      256,899
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               2000 Series A, 5.500%,
               6/15/32

        1,000 New York City Municipal       6/10 at 101        AA    1,028,829
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               2001 Series A, 5.500%,
               6/15/33

------------------------------------------------------------------------------
     $277,905 Total Investments (cost                              287,206,182
               $271,295,937) - 98.7%
------------------------------------------------------------------------------
------------
              Other Assets Less                                      3,637,467
               Liabilities - 1.3%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $290,843,649
         ---------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-
            tants): Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
38

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund
                 February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Education and Civic
               Organizations - 13.1%

     $  1,000 Allegany County                8/08 at 102       Aaa $    965,950
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds (Alfred
               University Civic
               Facility), Series 1998,
               5.000%, 8/01/28

        3,095 Town of Amherst,               8/10 at 102       AAA    3,277,079
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds
               (University of Buffalo
               Foundation Faculty -
                Student Housing
               Corporation - Village
               Green Project), Series
               2000A, 5.750%, 8/01/30

        1,350 Town of Hempstead              7/06 at 102       AAA    1,443,785
               Industrial Development
               Agency, Civic Facility
               Revenue Bonds (Hofstra
               University Project),
               Series 1996, 5.800%,
               7/01/15

        1,750 The Trust for Cultural         4/07 at 101       AAA    1,813,578
               Resources of the City
               of New York, Revenue
               Bonds (American Museum
               of Natural History),
               Series 1997A, 5.650%,
               4/01/27

        1,000 New York City Industrial      11/04 at 102       AAA    1,098,580
               Development Agency,
               Civic Facility Revenue
               Bonds (United States
               Tennis Association,
               National Tennis Center
               Incorporated Project),
               6.375%, 11/15/14

        1,145 New York City Industrial       6/07 at 102       Aaa    1,200,155
               Development Agency,
               Civic Facility Revenue
               Bonds (Anti-Defamation
               League Fondation
               Project), Series 1997A,
               5.600%, 6/01/17

          180 Dormitory Authority of         6/01 at 101       AAA      183,596
               the State of New York,
               College and University
               Revenue (Pooled Capital
               Program), Series 1985,
               7.800%, 12/01/05

        3,090 Dormitory Authority of         7/04 at 102       AAA    2,965,937
               the State of New York,
               Mount Sinai School of
               Medicine, Insured
               Revenue Bonds, Series
               1994A, 5.000%, 7/01/21

        1,500 Dormitory Authority of         7/05 at 102       AAA    1,584,300
               the State of New York,
               Sarah Lawrence College,
               Revenue Bonds, Series
               1995, 6.000%, 7/01/24

        5,000 Dormitory Authority of         5/06 at 102       AAA    5,108,450
               the State of New York,
               State University
               Educational Facilities,
               Revenue Bonds, Series
               1996, 5.500%, 5/15/26

        2,925 Dormitory Authority of         7/07 at 102       AAA    3,067,828
               the State of New York,
               Siena College, Insured
               Revenue Bonds, Series
               1997, 5.750%, 7/01/26

        4,000 Dormitory Authority of         7/08 at 101       AAA    3,865,560
               the State of New York,
               Fordham University,
               Insured Revenue Bonds,
               Series 1998, 5.000%,
               7/01/28

        3,000 Dormitory Authority of         7/08 at 101       Aaa    2,937,930
               the State of New York,
               Ithaca College, Insured
               Revenue Bonds, Series
               1998, 5.000%, 7/01/21

        3,250 Dormitory Authority of         7/10 at 101       AAA    3,441,653
               the State of New York,
               Upstate Community
               Colleges, Revenue
               Bonds, Series 2000A,
               5.750%, 7/01/29

        5,280 Dormitory Authority of         7/10 at 101       AAA    3,288,701
               the State of New York,
               University of
               Rochester, Revenue
               Bonds, Series A,
               0.000%, 7/01/25

        1,000 Dormitory Authority of         7/10 at 102       AAA    1,085,210
               the State of New York,
               Pace University,
               Insured Revenue Bonds,
               Series 2000, 6.000%,
               7/01/29

        4,695 Dormitory Authority of         7/01 at 102       AAA    4,818,760
               the State of New York,
               New York University,
               Insured Revenue Bonds,
               Series 1991, 6.250%,
               7/01/09

        1,000 Dormitory Authority of         7/10 at 100       AAA      993,510
               the State of New York,
               City University, System
               Consolidated Revenue
               Bonds (Fourth General
               Resolution), 2000
               Series A, 5.125%,
               7/01/22

        1,000 Dormitory Authority of         7/11 at 101       AAA    1,002,050
               the State of New York,
               Canisius College,
               Revenue Bonds, Series
               2000, 5.250%, 7/01/30

-------------------------------------------------------------------------------
              Healthcare - 12.3%

        2,980 New York City Health and       2/03 at 102       AAA    3,044,904
               Hospitals Corporation,
               Health System Bonds,
               1993 Series A, 5.750%,
               2/15/22

        6,460 Dormitory Authority of         8/05 at 102       AAA    6,682,289
               the State of New York,
               St. Vincent's Hospital
               and Medical Center of
               New York, FHA-Insured
               Mortgage Revenue Bonds,
               Series 1995, 5.800%,
               8/01/25

        3,730 Dormitory Authority of         2/06 at 102       AAA    3,855,515
               the State of New York,
               Maimonides Medical
               Center, FHA-Insured
               Mortgage Hospital
               Revenue Bonds, Series
               1996A, 5.750%, 8/01/24

        2,500 Dormitory Authority of     2/08 at 101 1/2       AAA    2,393,925
               the State of New York,
               Southside Hospital,
               Secured Hospital
               Insured Revenue Bonds,
               Series 1998, 5.000%,
               2/15/25

        1,750 Dormitory Authority of         2/08 at 101       AAA    1,657,985
               the State of New York,
               New York and
               Presbyterian Hospital,
               FHA-Insured Mortgage
               Hospital Revenue Bonds,
               Series 1998, 5.000%,
               8/01/32

--------------------------------------------------------------------------------
39

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Healthcare (continued)

     $  3,000 Dormitory Authority of the    11/08 at 101       AAA $  2,883,750
               State of New York, North
               Shore Health System
               Obligated Group, North
               Shore University Hospital
               Revenue Bonds, Series
               1998, 5.000%, 11/01/23

        3,105 Dormitory Authority of the     7/09 at 101       AAA    3,189,798
               State of New York,
               Catholic Health Services
               of Long Island Obligated
               Group, St. Charles
               Hospital and
               Rehabilitation Center
               Revenue Bonds, Series
               1999A, 5.500%, 7/01/22

        2,260 Dormitory Authority of the     7/09 at 101       AAA    2,310,805
               State of New York,
               Catholic Health Services
               of Long Island Obligated
               Group, St. Francis
               Hospital Revenue Bonds,
               Series 1999A, 5.500%,
               7/01/29

        1,000 Dormitory Authority of the     7/09 at 101       AAA    1,056,840
               State of New York, New
               Island Hospital Insured
               Revenue Bonds, Series
               1999A, 5.750%, 7/01/19

        3,000 New York State Medical        11/02 at 102       AAA    3,172,320
               Care Facilities Finance
               Agency, Revenue Bonds
               (South Nassau Communities
               Hospital Project), 1992
               Series A, 6.125%,
               11/01/11

        1,670 New York State Medical        11/01 at 102       AAA    1,715,274
               Care Facilities Finance
               Agency, Revenue Bonds
               (Our Lady of Victory
               Hospital Project), 1991
               Series A, 6.625%,
               11/01/16

              New York State Medical
              Care Facilities Finance
              Agency, Revenue Bonds
              (Sisters of Charity
              Hospital of Buffalo
              Project), 1991 Series A:
          500  6.600%, 11/01/10             11/01 at 102       AAA      519,680
        1,550  6.625%, 11/01/18             11/01 at 102       AAA    1,608,652

        4,000 New York State Medical         2/04 at 102       AAA    4,027,600
               Care Facilities Finance
               Agency, Hospital Insured
               Mortgage Revenue Bonds,
               1994 Series A Refunding,
               5.375%, 2/15/25

          635 New York State Medical         8/01 at 100        AA      643,153
               Care Facilities Finance
               Agency, Hospital and
               Nursing Home Insured
               Mortgage Revenue Bonds,
               1989 Series B, 7.350%,
               2/15/29

        2,890 New York State Medical         2/05 at 102       AAA    3,028,576
               Care Facilities Finance
               Agency, Montefiore
               Medical Center, FHA-
               Insured Mortgage Revenue
               Bonds, 1995 Series A,
               5.750%, 2/15/15

-------------------------------------------------------------------------------
              Housing/Multifamily - 9.2%

        5,000 New York City Housing          3/01 at 105       AAA    5,257,350
               Development Corporation,
               Multifamily Housing
               Limited Obligation Bonds
               (Pass Through
               Certificates), Series
               1991A, 6.500%, 2/20/19

              New York State Finance
              Agency, Mortgage Revenue
              Bonds (Housing Project),
              1996 Series A Refunding:
        5,650  6.100%, 11/01/15              5/06 at 102       AAA    5,996,628
        4,980  6.125%, 11/01/20              5/06 at 102       AAA    5,240,305

          635 New York State Housing         5/01 at 101       AAA      659,016
               Finance Agency,
               Multifamily Housing
               Revenue Bonds (AMBAC-
               Insured Program), 1989
               Series A, 7.450%,
               11/01/28

              New York State Urban
              Development Corporation,
              Section 236 Revenue Bonds,
              Series 1992A:
        3,850  6.700%, 1/01/12               1/02 at 102       AAA    4,022,057
        9,650  6.750%, 1/01/26               1/02 at 102       AAA   10,079,425

-------------------------------------------------------------------------------
              Long-Term Care - 1.6%

        4,250 Village of East Rochester      8/07 at 102       AAA    4,387,445
               Housing Authority, FHA-
               Insured Mortgage Revenue
               Bonds (St. Johns Meadows
               Project), Series 1997A,
               5.700%, 8/01/27

        1,000 Dormitory Authority of the     7/02 at 102       AAA    1,051,340
               State of New York,
               Insured Revenue Bonds
               (United Cerebral Palsy
               Association of
               Westchester County,
               Inc.), Series 1992,
               6.200%, 7/01/12

-------------------------------------------------------------------------------
              Tax Obligation/General -
               8.7%

        1,000 City of Buffalo, Refunding     8/01 at 101       AAA    1,021,850
               Serial Bonds of 1991,
               6.150%, 2/01/04

              Camden Central School
              District, Oneida County,
              School District Serial
              Bonds of 1991:
          500  7.100%, 6/15/07              No Opt. Call       AAA      583,975
          600  7.100%, 6/15/08              No Opt. Call       AAA      710,988
          600  7.100%, 6/15/09              No Opt. Call       AAA      719,580
          275  7.100%, 6/15/10              No Opt. Call       AAA      333,828

          500 Greece Central School         No Opt. Call       AAA      562,655
               District, Monroe County,
               General Obligation Bonds,
               School District Serial
               Bonds of 1992, 6.000%,
               6/15/09

--------------------------------------------------------------------------------
40

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/General
              (continued)

              Town of Halfmoon,
               Saratoga County, Public
               Improvement Serial
               Bonds of 1991:
     $    385  6.500%, 6/01/09              No Opt. Call       AAA $    446,662
          395  6.500%, 6/01/10              No Opt. Call       AAA      461,253
          395  6.500%, 6/01/11              No Opt. Call       AAA      466,440

              Middle County Central
              School, District at
              Centereach in the Town
              of Brookhaven, County of
              Suffolk, School District
              Serial Bonds of 1991
              (Unlimited Tax):
          475  6.900%, 12/15/07             No Opt. Call       AAA      555,099
          475  6.900%, 12/15/08             No Opt. Call       AAA      561,878

              Mount Sinai Union Free
              School District, County
              of Suffolk, School
              District Refunding
              Serial Bonds of 1992:
          500  6.200%, 2/15/15              No Opt. Call       AAA      579,780
        1,035  6.200%, 2/15/16              No Opt. Call       AAA    1,198,644

        1,500 County of Nassau,              8/04 at 103       AAA    1,592,700
               General Obligation
               Serial Bonds, General
               Improvement Bonds,
               Series O, 5.700%,
               8/01/13

        1,125 County of Nassau,              3/10 at 100       AAA    1,211,288
               General Obligation
               Serial Bonds, General
               Improvement Bonds,
               Series F, 6.000%,
               3/01/20

        1,000 County of Nassau,              6/09 at 102       AAA    1,005,040
               General Obligation
               Serial Bonds, General
               Improvement Bonds,
               Series B, 5.250%,
               6/01/23

        1,020 City of New Rochelle,          8/04 at 102       AAA    1,080,843
               Westchester County,
               General Obligations,
               Public Improvement
               Bonds, 1994
               Series B, 6.200%,
               8/15/22

              The City of New York,
               General Obligation
               Bonds, Fiscal 1992
               Series C:
           60  6.250%, 8/01/10           8/02 at 101 1/2       AAA       62,965
           20  6.625%, 8/01/12           8/02 at 101 1/2       AAA       21,083

              The City of New York,
               General Obligation
               Bonds, Fiscal 1990
               Series B:
        1,300  7.000%, 10/01/15              4/01 at 100       AAA    1,311,336
        2,000  7.000%, 10/01/16              4/01 at 100       AAA    2,006,520
        1,025  7.000%, 10/01/17              4/01 at 100       AAA    1,028,342
          310  7.000%, 10/01/18              4/01 at 100       AAA      310,896

        1,590 City of Niagara Falls,         3/04 at 102       AAA    1,747,935
               Niagara County, Public
               Improvement Serial
               Bonds of 1994, 6.900%,
               3/01/21

        1,505 Town of North Hempstead,      No Opt. Call       AAA    1,778,112
               Nassau County, General
               Obligation Refunding
               Serial Bonds of 1992,
               Series B, 6.400%,
               4/01/14

          800 Commonwealth of Puerto         7/10 at 100       AAA      852,584
               Rico, General
               Obligation Bonds,
               Public Improvement
               Bonds of 2000, 5.750%,
               7/01/26

              Rensselaer County,
               General Obligation
               Serial Bonds, Series
               1991:
          960  6.700%, 2/15/13              No Opt. Call       AAA    1,157,386
          960  6.700%, 2/15/14              No Opt. Call       AAA    1,160,122
          960  6.700%, 2/15/15              No Opt. Call       AAA    1,161,235

              Rondout Valley Central
              School District at
              Accord, Ulster County,
              General Obligation,
              School District Serial
              Bonds of 1991:
          550  6.800%, 6/15/06              No Opt. Call       AAA      624,476
          550  6.850%, 6/15/07              No Opt. Call       AAA      635,366
          550  6.850%, 6/15/08              No Opt. Call       AAA      643,418
          550  6.850%, 6/15/09              No Opt. Call       AAA      650,628
          550  6.850%, 6/15/10              No Opt. Call       AAA      657,206

          600 County of Suffolk,             5/02 at 102       AAA      628,398
               General Obligation
               Refunding Serial Bonds,
               Public Improvement
               Refunding Bonds, 1993
               Series B, 6.150%,
               5/01/10

-------------------------------------------------------------------------------
              Tax Obligation/Limited -
               12.2%

        2,500 Metropolitan                   4/07 at 101       AAA    2,510,500
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               1996A, 5.250%, 4/01/26

        2,500 Metropolitan                   4/08 at 101       AAA    2,306,375
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               1998A, 4.750%, 4/01/28

        1,000 Metropolitan                   4/09 at 101       AAA    1,005,070
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               1999A, 5.000%, 4/01/17

        2,000 Metropolitan                   4/10 at 100       AAA    2,158,980
               Transportation
               Authority, Dedicated
               Tax Fund Bonds, Series
               2000A, 6.000%, 4/01/30

--------------------------------------------------------------------------------
41

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              Tax Obligation/Limited
              (continued)

     $  4,625 New York City Transit          1/10 at 101       AAA $  4,938,066
               Authority, Metropolitan
               Transportation
               Authority, Triborough
               Bridge and Tunnel
               Authority, Certificates
               of Participation,
               Series 2000A, 5.875%,
               1/01/30

        3,000 New York City                  5/10 at 101       AAA    3,260,130
               Transitional Finance
               Authority, Future Tax
               Secured Bonds, Fiscal
               2000 Series B, 6.000%,
               11/15/24

        2,750 Dormitory Authority of         5/10 at 101       AAA    2,910,683
               the State of New York,
               Court Facilities Lease
               Revenue Bonds, the City
               of New York Issue,
               Series 1999, 5.750%,
               5/15/30

        3,400 Dormitory Authority of         8/09 at 101       AAA    3,363,042
               the State of New York,
               Mental Health Services
               Facilities, Improvement
               Revenue Bonds, Series
               1999D, 5.250%, 2/15/29

        3,280 New York Local                 4/04 at 100       AAA    3,171,268
               Government Assistance
               Corporation, A Public
               Benefit Corporation of
               the State of New York,
               Revenue Bonds, Series
               1993D, 5.000%, 4/01/23

        2,000 New York State Medical         2/04 at 102       AAA    1,975,280
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series A,
               5.250%, 8/15/23

          185 New York State Medical         2/02 at 102       AAA      190,842
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1992 Series B,
               6.250%, 8/15/18

          150 New York State Medical         2/02 at 102       AAA      157,223
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, Series 1992A,
               6.375%, 8/15/17

        2,000 New York State Medical         2/04 at 102       AAA    2,001,260
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1993 Series F
               Refunding, 5.250%,
               2/15/19

        4,000 New York State Urban           4/06 at 102       AAA    4,114,360
               Development
               Corporation, Revenue
               Bonds (Sports Facility
               Assistance Program),
               1996 Series A, 5.500%,
               4/01/19

        5,000 New York State Urban           1/09 at 101       AAA    5,376,550
               Development
               Corporation,
               Correctional Facilities
               Service Contract,
               Revenue Bonds, Series
               C, 6.000%, 1/01/29

        2,000 Empire State Development       1/11 at 100       AAA    1,990,000
               Corporation, New York
               State Urban Development
               Corporation,
               Correctional Facilities
               Service Contract,
               Revenue Bonds, Series
               C, 5.125%, 1/01/21

-------------------------------------------------------------------------------
              Transportation - 10.9%

        2,500 Albany County Airport         12/07 at 102       AAA    2,569,075
               Authority, Airport
               Revenue Bonds, Series
               1997, 5.500%, 12/15/19
               (Alternative Minimum
               Tax)

        3,000 Buffalo and Fort Erie          1/05 at 101       AAA    3,095,460
               Public Bridge
               Authority, Toll Bridge
               System Revenue Bonds,
               Series 1995, 5.750%,
               1/01/25

        4,000 Metropolitan                   7/05 at 101       AAA    4,128,240
               Transportation
               Authority, Commuter
               Facilities Subordinated
               Revenue Bonds, Series
               1995-2 (Grand Central
               Terminal Redevelopment
               Project), 5.700%,
               7/01/24

        3,000 Metropolitan               7/07 at 101 1/2       AAA    3,164,550
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997A,
               5.750%, 7/01/21

        3,040 Metropolitan                   7/07 at 102       AAA    3,019,328
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997B,
               5.125%, 7/01/24

        2,000 Metropolitan                   7/07 at 101       AAA    2,030,460
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997C,
               5.375%, 7/01/27

        3,500 Metropolitan                   7/07 at 101       AAA    3,440,535
               Transportation
               Authority, Commuter
               Facilities Revenue
               Bonds, Series 1997E,
               5.000%, 7/01/21

              Niagara Frontier
              Transportation
              Authority, Airport
              Revenue Bonds, Series
              1998 (Buffalo Niagara
              International Airport):
        1,000  5.000%, 4/01/18               4/08 at 101       AAA      976,930
               (Alternative Minimum
               Tax)
        1,500  5.000%, 4/01/28               4/08 at 101       AAA    1,416,885
               (Alternative Minimum
               Tax)

        3,000 Niagara Frontier               4/09 at 101       AAA    3,081,180
               Transportation
               Authority, Airport
               Revenue Bonds, Series
               1999A (Buffalo Niagara
               International Airport),
               5.625%, 4/01/29
               (Alternative Minimum
               Tax)

        4,000 The Port Authority of         10/07 at 101       AAA    4,171,960
               New York and New
               Jersey, Consolidated
               Bonds, One Hundred
               Twentieth Series,
               5.750%, 10/15/26
               (Alternative Minimum
               Tax)

        3,000 The Port Authority of         12/07 at 100       AAA    3,126,570
               New York and New
               Jersey, Special Project
               Bonds, Series 6 (JFK
               International Air
               Terminal LLC Project),
               5.750%, 12/01/25
               (Alternative Minimum
               Tax)

        2,750 Triborough Bridge and      1/02 at 101 1/2       AAA    2,852,245
               Tunnel Authority,
               General Purpose Revenue
               Bonds, Series X,
               6.500%, 1/01/19


--------------------------------------------------------------------------------
42

    Principal                              Optional Call
 Amount (000) Description                    Provisions* Ratings** Market Value
-------------------------------------------------------------------------------
              U.S. Guaranteed - 18.5%

     $  3,385 Buffalo Municipal Water        7/03 at 102       AAA $  3,619,817
               Finance Authority,
               Water System Revenue
               Bonds, Series 1992,
               5.750%, 7/01/19 (Pre-
               refunded to 7/01/03)

        1,000 Erie County Water             12/09 at 100       AAA    1,179,400
               Authority, Water Works
               System Revenue Bonds,
               Series 1990B, 6.750%,
               12/01/14

       10,340 Metropolitan                   7/02 at 102       AAA   10,968,775
               Transportation
               Authority, Transit
               Facilities Revenue
               Bonds, Series J,
               6.500%, 7/01/18 (Pre-
               refunded to 7/01/02)

              County of Monroe,
               General Obligations,
               Public Improvement
               Bonds, Series 1992:
          375  6.500%, 6/01/15 (Pre-         6/01 at 102       AAA      385,526
               refunded to 6/01/01)
          375  6.500%, 6/01/16 (Pre-         6/01 at 102       AAA      385,526
               refunded to 6/01/01)
          350  6.500%, 6/01/17 (Pre-         6/01 at 102       AAA      359,825
               refunded to 6/01/01)

        4,840 Nassau County Industrial       8/01 at 102       AAA    5,006,496
               Development Agency,
               Civic Facility Revenue
               Bonds (Hofstra
               University Project),
               Series 1991, 6.750%,
               8/01/11 (Pre-refunded
               to 8/01/01)

              The City of New York,
               General Obligation
               Bonds, Fiscal 1992
               Series C:
        3,940  6.250%, 8/01/10 (Pre-     8/02 at 101 1/2       AAA    4,155,754
               refunded to 8/01/02)
           55  6.625%, 8/01/12 (Pre-     8/02 at 101 1/2       AAA       58,297
               refunded to 8/01/02)

        2,000 New York City Municipal        6/01 at 101       AAA    2,040,240
               Water Finance
               Authority, Water and
               Sewer System Revenue
               Bonds, Fiscal 1992
               Series A, 6.750%,
               6/15/16 (Pre-refunded
               to 6/15/01)

        2,500 Dormitory Authority of         7/01 at 102       AAA    2,582,550
               the State of New York,
               Cooper Union, Insured
               Revenue Bonds, Series
               1990, 7.200%, 7/01/20
               (Pre-refunded to
               7/01/01)

          305 Dormitory Authority of         7/01 at 102       AAA      314,107
               the State of New York,
               New York University,
               Insured Revenue Bonds,
               Series 1991, 6.250%,
               7/01/09 (Pre-refunded
               to 7/01/01)

        1,000 New York State Medical        11/01 at 102       AAA    1,040,910
               Care Facilities Finance
               Agency, Revenue Bonds
               (Aurelia Osborn Fox
               Memorial Hospital
               Project), 1992 Series
               A, 6.500%, 11/01/19
               (Pre-refunded to
               11/01/01)

        1,000 New York State Medical         8/04 at 102       AAA    1,099,830
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1994 Series D,
               6.150%, 2/15/15 (Pre-
               refunded to 8/15/04)

        2,500 New York State Medical        11/03 at 102       AAA    2,716,025
               Care Facilities Finance
               Agency, Revenue Bonds
               (St. Mary's Hospital
               (Rochester) Mortgage
               Project), 1994 Series A
               Refunding, 6.200%,
               11/01/14 (Pre-refunded
               to 11/01/03)

        2,630 New York State Medical         2/02 at 102       AAA    2,753,557
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, 1992 Series B,
               6.250%, 8/15/18 (Pre-
               refunded to 2/15/02)

        7,000 New York State Medical         2/05 at 102       AAA    7,919,450
               Care Facilities Finance
               Agency, New York
               Hospital, FHA-Insured
               Mortgage Revenue Bonds,
               Series 1994A, 6.800%,
               8/15/24 (Pre-refunded
               to 2/15/05)

        6,000 New York State Medical         2/02 at 102       AAA    6,288,900
               Care Facilities Finance
               Agency, Mental Health
               Services Facilities,
               Improvement Revenue
               Bonds, Series 1992A,
               6.375%, 8/15/17 (Pre-
               refunded to 2/15/02)

        2,000 Power Authority of the         1/02 at 102       AAA    2,092,100
               State of New York,
               General Purpose Bonds,
               Series Z, 6.500%,
               1/01/19 (Pre-refunded
               to 1/01/02)

        5,300 New York State Thruway         1/02 at 102       AAA    5,509,562
               Authority, General
               Revenue Bonds, Series
               A, 5.750%, 1/01/19
               (Pre-refunded to
               1/01/02)

              Nyack Union Free School
               District, Rockland
               County, School District
               Serial Bonds of 1992:
          625  6.500%, 4/01/12 (Pre-         4/02 at 102       AAA      658,413
               refunded to 4/01/02)
          625  6.500%, 4/01/13 (Pre-         4/02 at 102       AAA      658,413
               refunded to 4/01/02)
          625  6.500%, 4/01/14 (Pre-         4/02 at 102       AAA      658,413
               refunded to 4/01/02)

-------------------------------------------------------------------------------
              Utilities - 5.1%

              Long Island Power
               Authority, Electric
               System General Revenue
               Bonds, Series 1998A:
        6,520  0.000%, 12/01/19             No Opt. Call       AAA    2,486,793
        4,035  5.125%, 12/01/22              6/08 at 101       AAA    3,982,585
        1,000  5.750%, 12/01/24              6/08 at 101       AAA    1,049,910
        2,000  5.250%, 12/01/26              6/08 at 101       AAA    1,995,620
        3,380  5.250%, 12/01/26              6/08 at 101       AAA    3,372,598

              Long Island Power
               Authority, Electric
               System General Revenue
               Bonds, Series 2000A:
        2,000  0.000%, 6/01/24              No Opt. Call       AAA      589,100
        2,000  0.000%, 6/01/25              No Opt. Call       AAA      557,619


--------------------------------------------------------------------------------
43

                 Portfolio of Investments
                 Nuveen New York Insured Municipal Bond Fund (continued) February 28, 2001

    Principal                             Optional Call
 Amount (000) Description                   Provisions* Ratings** Market Value
------------------------------------------------------------------------------
              Utilities  (continued)

     $  1,000 New York State Energy         3/09 at 102       AAA $    986,609
               Research and Development
               Authority, Electric
               Facilities Revenue Bonds
               (Long Island Lighting
               Company Project), 1997
               Series A, 5.300%,
               8/01/25 (Alternative
               Minimum Tax)

        2,000 New York State Energy         7/05 at 102       AAA    2,101,919
               Research and Development
               Authority, Adjustable
               Rate Pollution Control
               Revenue Bonds (New York
               State Electric and Gas
               Corporation Project),
               1987 Series A, 6.150%,
               7/01/26 (Alternative
               Minimum Tax)

------------------------------------------------------------------------------
              Water and Sewer - 6.9%

        2,955 City of Buffalo Municipal     7/08 at 101       AAA    2,855,681
               Water Finance Authority,
               Water System Revenue
               Bonds, Series 1998-A,
               5.000%, 7/01/28

        8,120 New York City Municipal       6/06 at 101       AAA    8,433,756
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1996 Series B, 5.750%,
               6/15/26

        1,250 New York City Municipal       6/01 at 101       AAA    1,273,249
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1992 Series A, 6.750%,
               6/15/16

        4,650 New York City Municipal       6/02 at 100       AAA    4,676,458
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               1993 Series A, 5.500%,
               6/15/20

        1,000 New York City Municipal       6/10 at 101       AAA    1,084,139
               Water Finance Authority,
               Water and Sewer System
               Revenue Bonds, Fiscal
               2000 Series B, 6.000%,
               6/15/33

        1,450 New York State                3/01 at 101       AAA    1,469,096
               Environmental Facilities
               Corporation, State Water
               Pollution Control,
               Revolving Fund Revenue
               Bonds, Series 1990C
               (Pooled Loan Issue),
               7.200%, 3/15/11

        3,700 Suffolk County Water          6/03 at 102       AAA    3,693,598
               Authority, Water System
               Revenue Bonds, Series
               1994, 5.000%,
               6/01/17

------------------------------------------------------------------------------
     $330,435 Total Investments (cost                              333,721,418
               $312,421,053) - 98.5%
------------------------------------------------------------------------------
------------
              Other Assets Less                                      4,961,053
               Liabilities - 1.5%
         ---------------------------------------------------------------------
              Net Assets - 100%                                   $338,682,471
         ---------------------------------------------------------------------

         All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the ear-liest optional call or redemption. There may be other call provi-sions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accoun-tants): Using the higher of Standard & Poor's or Moody's rating.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
44

                 Statement of Net Assets
                 February 28, 2001


                                                                      New York
                            Connecticut   New Jersey     New York      Insured
------------------------------------------------------------------------------
Assets
Investments in municipal
 securities, at market
 value                     $239,616,460 $121,154,096 $287,206,182 $333,721,418
Temporary investments in
 short-term municipal
 securities,
 at amortized cost, which
 approximates market
 value                        2,000,000    1,500,000           --           --
Cash                                 --           --      144,427      350,466
Receivables:
 Interest                     3,789,349    1,637,452    4,120,406    3,771,112
 Investments sold             3,294,600           --      306,000    2,244,000
 Shares sold                    739,468      409,781      525,852      120,127
Other assets                      1,648          811        1,582       10,889
------------------------------------------------------------------------------
  Total assets              249,441,525  124,702,140  292,304,449  340,218,012
------------------------------------------------------------------------------
Liabilities
Cash overdraft                  721,562    1,210,143           --           --
Payables:
 Investments purchased        2,584,025           --           --           --
 Shares redeemed                745,243       91,327      456,953      251,659
Accrued expenses:
 Management fees                101,838       51,418       93,199      140,297
 12b-1 distribution and
  service fees                   55,974       26,056       44,523       23,742
 Other                           91,764      127,459       98,539      172,773
Dividends payable               453,234      266,675      767,586      947,070
------------------------------------------------------------------------------
  Total liabilities           4,753,640    1,773,078    1,460,800    1,535,541
------------------------------------------------------------------------------
Net assets                 $244,687,885 $122,929,062 $290,843,649 $338,682,471
------------------------------------------------------------------------------
Class A Shares
Net assets                 $204,442,043 $ 52,276,681 $102,144,494 $ 56,935,766
Shares outstanding           19,446,680    5,004,883    9,579,322    5,424,881
Net asset value and
 redemption price per
 share                     $      10.51 $      10.45 $      10.66 $      10.50
Offering price per share
 (net asset value per
 share plus
 maximum sales charge of
 4.20% of offering price)  $      10.97 $      10.91 $      11.13 $      10.96
------------------------------------------------------------------------------
Class B Shares
Net assets                 $ 19,793,759 $ 15,979,239 $ 25,991,920 $ 16,964,852
Shares outstanding            1,886,760    1,530,483    2,434,371    1,614,549
Net asset value, offering
 and redemption price per
 share                     $      10.49 $      10.44 $      10.68 $      10.51
------------------------------------------------------------------------------
Class C Shares
Net assets                 $ 18,459,965 $ 12,757,341 $ 17,756,845 $  5,130,547
Shares outstanding            1,758,519    1,225,171    1,660,231      489,022
Net asset value, offering
 and redemption price per
 share                     $      10.50 $      10.41 $      10.70 $      10.49
------------------------------------------------------------------------------
Class R Shares
Net assets                 $  1,992,118 $ 41,915,801 $144,950,390 $259,651,306
Shares outstanding              189,014    4,012,773   13,555,486   24,718,065
Net asset value, offering
 and redemption price per
 share                     $      10.54 $      10.45 $      10.69 $      10.50
------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
45

                 Statement of Operations
                 Year Ended February 28, 2001


                                                                      New York
                            Connecticut   New Jersey     New York      Insured
-------------------------------------------------------------------------------
Investment Income           $14,141,786  $ 6,498,032  $16,519,514  $19,647,755
-------------------------------------------------------------------------------
Expenses
Management fees               1,268,580      624,682    1,453,591    1,799,004
12b-1 service fees--Class
 A                              395,419       95,678      182,013      109,690
12b-1 distribution and
 service fees--Class B          166,549      137,231      208,359      149,209
12b-1 distribution and
 service fees--Class C          121,096       81,757      101,063       33,375
Shareholders' servicing
 agent fees and expenses        125,305      127,892      228,147      328,711
Custodian's fees and
 expenses                        99,692       91,955      111,979      115,876
Trustees' fees and
 expenses                         7,416        5,295        9,104        9,561
Professional fees                11,944       11,326       14,594       23,849
Shareholders' reports--
 printing and mailing
 expenses                        28,595       30,432       51,486       64,784
Federal and state
 registration fees                5,111        5,951       10,956        4,630
Other expenses                   10,678        6,412       14,065       10,579
-------------------------------------------------------------------------------
Total expenses before
 custodian fee credit and
 expense reimbursement        2,240,385    1,218,611    2,385,357    2,649,268
 Custodian fee credit           (24,558)     (18,262)     (16,064)     (22,380)
 Expense reimbursement               --           --     (563,654)          --
-------------------------------------------------------------------------------
Net expenses                  2,215,827    1,200,349    1,805,639    2,626,888
-------------------------------------------------------------------------------
Net investment income        11,925,959    5,297,683   14,713,875   17,020,867
-------------------------------------------------------------------------------
Realized and Unrealized
 Gain (Loss) from
 Investments
Net realized gain (loss)
 from investment
 transactions                    43,604     (911,716)  (1,083,238)    (775,844)
Net change in unrealized
 appreciation or
 depreciation of
 investments                 12,511,600    9,002,825   14,578,377   18,864,887
-------------------------------------------------------------------------------
Net gain from investments    12,555,204    8,091,109   13,495,139   18,089,043
-------------------------------------------------------------------------------
Net increase in net assets
 from operations            $24,481,163  $13,388,792  $28,209,014  $35,109,910
-------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
46

                 Statement of Changes in Net Assets



                                 Connecticut                 New Jersey
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               2/28/01       2/29/00       2/28/01       2/29/00
---------------------------------------------------------------------------------
Operations
Net investment income     $ 11,925,959  $ 12,145,044  $  5,297,683  $  5,674,144
Net realized gain (loss)
 from investment
 transactions                   43,604       (98,153)     (911,716)     (442,612)
Net change in unrealized
 appreciation or
 depreciation of
 investments                12,511,600   (21,884,560)    9,002,825    (9,982,626)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 24,481,163    (9,837,669)   13,388,792    (4,751,094)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From and in excess of
 net investment income:
 Class A                   (10,309,075)  (10,657,962)   (2,267,812)   (2,490,807)
 Class B                      (776,283)     (614,284)     (574,072)     (549,377)
 Class C                      (749,723)     (782,580)     (459,908)     (455,400)
 Class R                       (91,566)      (59,079)   (1,991,416)   (2,180,089)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --            --            --            --
 Class B                            --            --            --            --
 Class C                            --            --            --            --
 Class R                            --            --            --            --
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (11,926,647)  (12,113,905)   (5,293,208)   (5,675,673)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  24,002,995    31,868,633    16,024,610    23,313,205
Net proceeds from shares
 issued to shareholders
 due to
 reinvestment of
 distributions               5,196,463     5,335,507     3,069,850     3,366,469
---------------------------------------------------------------------------------
                            29,199,458    37,204,140    19,094,460    26,679,674
Cost of shares redeemed    (26,930,857)  (34,509,563)  (14,241,042)  (27,406,311)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions          2,268,601     2,694,577     4,853,418      (726,637)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              14,823,117   (19,256,997)   12,949,002   (11,153,404)
Net assets at the
 beginning of year         229,864,768   249,121,765   109,980,060   121,133,464
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $244,687,885  $229,864,768  $122,929,062  $109,980,060
---------------------------------------------------------------------------------
Undistributed (Over-
 distribution of) net
 investment income at
 the end of year          $     45,507  $     46,195  $      5,131  $        656
---------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
47

                                  New York                New York Insured
                          --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                               2/28/01       2/29/00       2/28/01       2/29/00
---------------------------------------------------------------------------------
Operations
Net investment income     $ 14,713,875  $ 14,101,903  $ 17,020,867  $ 18,335,269
Net realized gain (loss)
 from investment
 transactions               (1,083,238)     (777,587)     (775,844)     (516,349)
Net change in unrealized
 appreciation or
 depreciation of
 investments                14,578,377   (19,650,813)   18,864,887   (26,997,720)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                 28,209,014    (6,326,497)   35,109,910    (9,178,800)
---------------------------------------------------------------------------------
Distributions to
 Shareholders
From and in excess of
 net investment income:
 Class A                    (5,186,887)   (4,361,271)   (2,768,762)   (2,744,482)
 Class B                    (1,085,951)     (757,621)     (672,204)     (682,606)
 Class C                      (693,182)     (452,805)     (199,563)     (194,703)
 Class R                    (8,419,221)   (8,347,109)  (13,528,306)  (14,463,882)
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --      (171,256)           --       (21,641)
 Class B                            --       (38,412)           --        (6,843)
 Class C                            --       (20,085)           --        (1,774)
 Class R                            --      (305,575)           --      (105,965)
---------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders              (15,385,241)  (14,454,134)  (17,168,835)  (18,221,896)
---------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  50,855,858    51,408,121    18,976,752    31,304,562
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions               8,816,108     8,466,145    11,408,731    12,335,565
---------------------------------------------------------------------------------
                            59,671,966    59,874,266    30,385,483    43,640,127
Cost of shares redeemed    (31,990,305)  (47,492,353)  (44,997,751)  (52,615,589)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from Fund
 share transactions         27,681,661    12,381,913   (14,612,268)   (8,975,462)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets              40,505,434    (8,398,718)    3,328,807   (36,376,158)
Net assets at the
 beginning of year         250,338,215   258,736,933   335,353,664   371,729,822
---------------------------------------------------------------------------------
Net assets at the end of
 year                     $290,843,649  $250,338,215  $338,682,471  $335,353,664
---------------------------------------------------------------------------------
Undistributed (Over-
 distribution of) net
 investment income at
 the end of year          $   (387,111) $    284,255  $    165,103  $    313,071
---------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
48

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was orga-nized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal se-curities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, ma-turity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at am-ortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, Connecticut had outstanding when-issued and delayed delivery purchase commitments of $2,584,025. There were no such out-standing purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securi-ties.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market dis-count from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net real-ized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distribu-tions as a result of these differences may occur and will be classified as ei-ther distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applica-ble to regulated investment companies and to distribute all of its net invest-ment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will ena-ble interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when dis-tributed to the shareholders of the Funds. All monthly tax-exempt income divi-dends paid during the fiscal year ended February 28, 2001, have been desig-nated Exempt Interest Dividends.

-------------------------------------------------------------------------------
49

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securi-ties covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securi-ties. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value at-tributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attribut-able to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. Dur-ing the fiscal year ended February 28, 2001, the New York Fund invested in in-verse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Invest-ments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security de-clines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the float-ing rate security. The Connecticut, New Jersey and New York Insured Funds did not invest in any such securities during the fiscal year ended February 28, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
50

2. Fund Shares

Transactions in Fund shares were as follows:

                                    Connecticut                                         New Jersey
                  --------------------------------------------------  --------------------------------------------------
                        Year Ended                Year Ended                Year Ended                Year Ended
                          2/28/01                   2/29/00                   2/28/01                   2/29/00
                  ------------------------  ------------------------  ------------------------  ------------------------
                      Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A           1,343,132  $ 13,752,397   1,760,501  $ 18,283,345     822,459  $  8,304,537   1,031,880  $ 10,382,720
 Class B             476,269     4,867,066     717,184     7,460,912     272,859     2,772,525     613,401     6,270,631
 Class C             442,182     4,549,786     539,467     5,653,475     297,053     3,008,806     360,453     3,684,927
 Class R              81,120       833,746      45,537       470,901     191,863     1,938,742     293,764     2,974,927
Shares issued to
 shareholders
 due to
 reinvestment of
 distributions:
 Class A             426,340     4,345,791     437,447     4,555,256     122,603     1,232,155     132,266     1,345,915
 Class B              35,640       362,718      29,721       307,191      21,685       217,695      24,234       245,622
 Class C              42,221       429,804      41,923       435,212      24,449       245,011      22,706       229,919
 Class R               5,687        58,150       3,634        37,848     136,982     1,374,989     151,879     1,545,013
-------------------------------------------------------------------------------------------------------------------------
                   2,852,591    29,199,458   3,575,414    37,204,140   1,889,953    19,094,460   2,630,583    26,679,674
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A          (2,038,075)  (20,714,808) (2,731,832)  (28,162,520)   (693,376)   (6,903,199) (1,450,515)  (14,400,959)
 Class B            (227,632)   (2,315,818)   (176,175)   (1,782,560)   (171,488)   (1,720,235)   (303,073)   (3,009,282)
 Class C            (352,745)   (3,569,595)   (443,381)   (4,513,336)   (128,131)   (1,281,858)   (324,197)   (3,273,108)
 Class R             (31,667)     (330,636)     (4,904)      (51,147)   (434,870)   (4,335,750)   (668,086)   (6,722,962)
-------------------------------------------------------------------------------------------------------------------------
                  (2,650,119)  (26,930,857) (3,356,292)  (34,509,563) (1,427,865)  (14,241,042) (2,745,871)  (27,406,311)
-------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)          202,472  $  2,268,601     219,122  $  2,694,577     462,088  $  4,853,418    (115,288) $   (726,637)
-------------------------------------------------------------------------------------------------------------------------

                                     New York                                        New York Insured
                  --------------------------------------------------  --------------------------------------------------
                        Year Ended                Year Ended                Year Ended                Year Ended
                          2/28/01                   2/29/00                   2/28/01                   2/29/00
                  ------------------------  ------------------------  ------------------------  ------------------------
                      Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A           2,619,712  $ 27,235,771   2,790,883  $ 29,104,680     629,908  $  6,454,969   1,496,280  $ 15,529,903
 Class B             911,499     9,532,020   1,036,762    10,937,779     248,308     2,547,101     715,180     7,454,738
 Class C             837,991     8,777,070     528,399     5,518,626     113,286     1,179,935     147,209     1,505,110
 Class R             511,559     5,310,997     554,613     5,847,036     863,725     8,794,747     666,121     6,814,811
Shares issued to
 shareholders
 due to
 reinvestment of
 distributions:
 Class A             207,486     2,156,109     179,500     1,892,549     164,672     1,678,394     167,792     1,725,557
 Class B              44,059       458,214      36,081       378,936      35,652       363,902      36,951       380,102
 Class C              28,028       292,710      15,250       160,948      11,244       114,479      12,055       124,036
 Class R             567,484     5,909,075     570,094     6,033,712     906,826     9,251,956     980,490    10,105,870
-------------------------------------------------------------------------------------------------------------------------
                   5,727,818    59,671,966   5,711,582    59,874,266   2,973,621    30,385,483   4,222,078    43,640,127
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A          (1,298,861)  (13,497,318) (2,221,619)  (23,154,539)   (834,680)   (8,508,013) (1,085,766)  (11,116,343)
 Class B            (466,877)   (4,857,581)   (224,929)   (2,347,237)   (265,401)   (2,682,847)   (401,249)   (4,062,416)
 Class C            (222,905)   (2,332,241)   (327,306)   (3,418,515)   (100,988)   (1,021,747)    (76,265)     (776,795)
 Class R          (1,086,435)  (11,303,165) (1,770,315)  (18,572,062) (3,218,469)  (32,785,144) (3,589,069)  (36,660,035)
-------------------------------------------------------------------------------------------------------------------------
                  (3,075,078)  (31,990,305) (4,544,169)  (47,492,353) (4,419,538)  (44,997,751) (5,152,349)  (52,615,589)
-------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)        2,652,740  $ 27,681,661   1,167,413  $ 12,381,913  (1,445,917) $(14,612,268)   (930,271) $ (8,975,462)
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
51

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 2, 2001, to shareholders of record on March 9, 2001, as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Dividend per share:
 Class A                     $.0445        $.0390        $.0490        $.0430
 Class B                      .0375         .0325         .0425         .0365
 Class C                      .0395         .0340         .0445         .0380
 Class R                      .0460         .0405         .0510         .0445
-------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term munici-pal securities and short-term municipal securities for the fiscal year ended
February 28, 2001, were as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Purchases:
 Long-term municipal
  securities            $20,650,418   $17,558,053  $101,465,296   $49,874,162
 Short-term municipal
  securities              2,000,000     1,500,000     7,400,000     3,000,000
Sales and maturities:
 Long-term municipal
  securities             16,906,248    13,729,280    74,559,414    68,811,359
 Short-term municipal
  securities                     --            --     7,400,000     3,000,000
-------------------------------------------------------------------------------

At February 28, 2001, the identified cost of investments owned for federal in-come tax purposes were as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
                       $230,911,961  $118,113,301  $271,309,769  $312,421,053
-------------------------------------------------------------------------------

At February 28, 2001, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Expiration year:
 2002                           $--    $  256,350           $--           $--
 2003                       766,696       424,626            --            --
 2004                            --       116,050            --            --
 2005                            --            --            --            --
 2006                            --       238,550            --            --
 2007                            --            --            --            --
 2008                        98,153       132,876       776,564       403,724
 2009                            --     1,212,020     1,069,405       888,468
-------------------------------------------------------------------------------
Total                      $864,849    $2,380,472    $1,845,969    $1,292,192
-------------------------------------------------------------------------------

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:

                                                                     New York
                        Connecticut    New Jersey      New York       Insured
-------------------------------------------------------------------------------
Gross unrealized:
 appreciation           $12,555,274   $ 5,826,492   $19,125,246   $21,570,953
 depreciation            (1,850,775)   (1,285,697)   (3,228,833)     (270,588)
-------------------------------------------------------------------------------
Net unrealized
 appreciation           $10,704,499   $ 4,540,795   $15,896,413   $21,300,365
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
52

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as fol-lows:

Average Daily Net Assets        Management Fee
----------------------------------------------
For the first $125 million        .5500 of 1%
For the next $125 million         .5375 of 1
For the next $250 million         .5250 of 1
For the next $500 million         .5125 of 1
For the next $1 billion           .5000 of 1
For net assets over $2 billion    .4750 of 1
----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse cer-tain expenses of New York and New York Insured in order to limit total ex-penses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2001, Nuveen Investments (the "Dis-tributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            New York
                            Connecticut New Jersey New York  Insured
--------------------------------------------------------------------
Sales charges collected        $178,184    $81,827 $124,832  $39,706
Paid to authorized dealers      158,894     70,453  124,832   39,706
--------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2001, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     New York
                     Connecticut New Jersey New York  Insured
-------------------------------------------------------------
Commission advances     $251,199   $126,413 $531,840 $107,782
-------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2001, the Distributor retained such 12b-1 fees as fol-lows:

                                                     New York
                     Connecticut New Jersey New York  Insured
-------------------------------------------------------------
12b-1 fees retained     $164,260   $138,532 $217,466 $129,562
-------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2001, as follows:

                                               New York
               Connecticut New Jersey New York  Insured
-------------------------------------------------------
CDSC retained      $55,101    $38,398 $141,076 $119,613
-------------------------------------------------------

-------------------------------------------------------------------------------
53

7. Composition of Net Assets

At February 28, 2001, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                        New York
                           Connecticut    New Jersey      New York       Insured
---------------------------------------------------------------------------------
Capital paid-in           $234,802,728  $120,763,610  $277,180,316  $318,509,195
Undistributed (Over-
 distribution of) net
 investment income              45,507         5,131      (387,111)      165,103
Accumulated net realized
 gain (loss) from
 investment transactions      (864,849)   (2,394,944)   (1,859,801)   (1,292,192)
Net unrealized
 appreciation of
 investments                10,704,499     4,555,265    15,910,245    21,300,365
---------------------------------------------------------------------------------
Net assets                $244,687,885  $122,929,062  $290,843,649  $338,682,471
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
54

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  ----------------------
CONNECTICUT
Class (Inception Date)                    Net
                                    Realized/     Ratios/Supplemental Data
                            -------Unrealized-----------------------------------------------------------
                 Beginning     Net    BeforeICredit/nvest-   After     Net  After Credit/  Ending
                       Net Invest-    Reimbursementment Reimbursement(b)InvReimbursement(c)est-Net
CONNECTICUTYear Ended           Asset----ment-------Gain------------ment--Capital---------Asset
February 28/29,      Value  Income     (Loss)  ToRatiotal   Income  RatioGains Total   RatioValue
                                                of Net             of Net             of Net
                                               Invest-            Invest-            Invest-
                                     Ratio of     ment  Ratio of     ment  Ratio of     ment
                                     Expenses   Income  Expenses   Income  Expenses   Income
                              Ending       to       to        to       to        to       to
                                 Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Total    Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,  Return(a)     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
 2001               $ 9.96    $.53      $ .55  $1.08    $(.53)     $-- $(.53) $10.51
 2000                10.90     .53       (.94)  (.41)    (.53)      --  (.53)   9.96
 1999                10.85     .53        .06    .59     (.54)      --  (.54)  10.90
 1998                10.51     .56        .34    .90     (.56)      --  (.56)  10.85
 1997(d)             10.23     .42        .28    .70     (.42)      --  (.42)  10.51
 1996(e)             10.38     .57       (.14)   .43     (.58)      --  (.58)  10.23
Class B (2/97)
 2001                 9.94     .45        .55   1.00     (.45)      --  (.45)  10.49
 2000                10.88     .45       (.94)  (.49)    (.45)      --  (.45)   9.94
 1999                10.83     .46        .05    .51     (.46)      --  (.46)  10.88
 1998                10.51     .48        .32    .80     (.48)      --  (.48)  10.83
 1997(f)             10.53     .04       (.02)   .02     (.04)      --  (.04)  10.51
Class C (10/93)**
 2001                 9.95     .47        .55   1.02     (.47)      --  (.47)  10.50
 2000                10.88     .47       (.93)  (.46)    (.47)      --  (.47)   9.95
 1999                10.83     .48        .05    .53     (.48)      --  (.48)  10.88
 1998                10.49     .50        .34    .84     (.50)      --  (.50)  10.83
 1997(d)             10.22     .38        .27    .65     (.38)      --  (.38)  10.49
 1996(e)             10.36     .52       (.14)   .38     (.52)      --  (.52)  10.22
Class R (2/97)
 2001                 9.99     .55        .55   1.10     (.55)      --  (.55)  10.54
 2000                10.93     .55       (.94)  (.39)    (.55)      --  (.55)   9.99
 1999                10.87     .56        .06    .62     (.56)      --  (.56)  10.93
 1998                10.51     .58        .36    .94     (.58)      --  (.58)  10.87
 1997(f)             10.55     .01       (.05)  (.04)      --       --    --   10.51
----------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
 2001                11.14% $204,442      .87%    5.20%      .87%    5.20%      .86%    5.21%         7%
 2000                (3.84)  196,416      .88     5.09       .88     5.09       .87     5.10         22
 1999                 5.51   220,721      .90     4.88       .86     4.92       .86     4.92          7
 1998                 8.75   216,436      .85     5.15       .78     5.22       .78     5.22         12
 1997(d)              6.96   209,873     1.02*    5.18*      .79*    5.41*      .79*    5.41*        20
 1996(e)              4.18   202,219     1.03     5.23       .74     5.52       .74     5.52         24
Class B (2/97)
 2001                10.31    19,794     1.62     4.45      1.62     4.45      1.61     4.46          7
 2000                (4.57)   15,931     1.63     4.37      1.63     4.37      1.63     4.38         22
 1999                 4.77    11,223     1.64     4.14      1.62     4.16      1.61     4.17          7
 1998                 7.76     3,713     1.61     4.34      1.52     4.43      1.52     4.43         12
 1997(f)               .19       102     1.59*    6.61*     1.12*    7.08*     1.12*    7.08*        20
Class C (10/93)**
 2001                10.50    18,460     1.42     4.65      1.42     4.65      1.41     4.66          7
 2000                (4.31)   16,181     1.43     4.54      1.43     4.54      1.42     4.55         22
 1999                 4.94    16,198     1.45     4.33      1.41     4.37      1.41     4.37          7
 1998                 8.17    11,586     1.41     4.59      1.33     4.67      1.33     4.67         12
 1997(d)              6.43     7,087     1.57*    4.65*     1.34*    4.88*     1.34*    4.88*        20
 1996(e)              3.71     7,243     1.58     4.67      1.29     4.96      1.29     4.96         24
Class R (2/97)
 2001                11.30     1,992      .67     5.40       .67     5.40       .66     5.41          7
 2000                (3.63)    1,337      .68     5.31       .68     5.31       .67     5.32         22
 1999                 5.83       979      .69     5.09       .66     5.12       .66     5.13          7
 1998                 9.17       590      .66     5.29       .57     5.38       .57     5.38         12
 1997(f)              (.38)       --       --    10.97*       --    10.97*       --    10.97*        20
----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Information included prior to the nine months ended February 28, 1997, re-
   flects the financial highlights of Flagship Connecticut Double Tax Exempt.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the nine months ended February 28.
(e) For the fiscal year ended May 31.
(f) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
55

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  ----------------------
NEW JERSEY
                                          Net
                                    Realized/
                 Beginning     Net Unrealized             Net                 Ending
                       Net Invest-    Invest-         Invest-                    Net
Year Ended           Asset    ment  ment Gain            ment  Capital         Asset     Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)
-----------------------------------------------------------------------------------------------
Class A (9/94)**
 2001               $ 9.73    $.48      $ .72  $1.20    $(.48)     $-- $(.48) $10.45     12.59%
 2000                10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
 1999                10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00
 1998                10.26     .55        .36    .91     (.56)      --  (.56)  10.61      9.06
 1997(d)             10.22     .05        .04    .09     (.05)      --  (.05)  10.26       .85
 1997(e)             10.40     .48       (.15)   .33     (.51)      --  (.51)  10.22      3.31
Class B (2/97)
 2001                 9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
 1999                10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23
 1998                10.26     .48        .35    .83     (.48)      --  (.48)  10.61      8.25
 1997(d)             10.22     .05        .03    .08     (.04)      --  (.04)  10.26       .78
Class C (9/94)**
 2001                 9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
 1999                10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48
 1998                10.25     .50        .34    .84     (.50)      --  (.50)  10.59      8.40
 1997(d)             10.20     .04        .05    .09     (.04)      --  (.04)  10.25       .90
 1997(e)             10.38     .41       (.16)   .25     (.43)      --  (.43)  10.20      2.53
Class R (12/91)**
 2001                 9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
 1999                10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13
 1998                10.27     .58        .35    .93     (.58)      --  (.58)  10.62      9.29
 1997(d)             10.23     .05        .04    .09     (.05)      --  (.05)  10.27       .86
 1997(e)             10.41     .49       (.14)   .35     (.53)      --  (.53)  10.23      3.55
-----------------------------------------------------------------------------------------------
Class (Inception Date)
                                       Ratios/Supplemental Data
                 ---------------------------------------------------------------------------
                          Before Credit/         After          After Credit/
                          Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW JERSEY               ------------------ ------------------ ------------------
                                     Ratio              Ratio              Ratio
                                    of Net             of Net             of Net
                                   Invest-            Invest-            Invest-
                         Ratio of     ment  Ratio of     ment  Ratio of     ment
                         Expenses   Income  Expenses   Income  Expenses   Income
                  Ending       to       to        to       to        to       to
                     Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended        Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,    (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------
Class A (9/94)**
 2001            $52,277     1.00%    4.73%     1.00%    4.73%      .98%    4.74%        12%
 2000             46,235      .99     4.74       .93     4.80       .91     4.82         26
 1999             53,442     1.02     4.62       .66     4.98       .66     4.98         10
 1998             35,782     1.01     4.92       .60     5.33       .60     5.33         16
 1997(d)          27,879     1.01*    5.43*      .55*    5.89*      .55*    5.89*        --
 1997(e)          17,072     1.13     4.85      1.00     4.98      1.00     4.98         10
Class B (2/97)
 2001             15,979     1.75     3.98      1.75     3.98      1.73     3.99         12
 2000             13,681     1.74     4.01      1.69     4.06      1.67     4.08         26
 1999             11,368     1.76     3.88      1.39     4.25      1.39     4.25         10
 1998              2,981     1.77     4.16      1.36     4.57      1.36     4.57         16
 1997(d)              74     1.77*    5.71*     1.27*    6.21*     1.27*    6.21*        --
Class C (9/94)**
 2001             12,757     1.55     4.17      1.55     4.17      1.53     4.19         12
 2000             10,007     1.54     4.20      1.48     4.26      1.47     4.27         26
 1999             10,290     1.57     4.07      1.21     4.43      1.21     4.43         10
 1998              5,733     1.56     4.37      1.16     4.77      1.16     4.77         16
 1997(d)           2,712     1.56*    4.89*     1.10*    5.35*     1.10*    5.35*        --
 1997(e)           2,611     1.88     4.09      1.75     4.22      1.75     4.22         10
Class R (12/91)**
 2001             41,916      .80     4.93       .80     4.93       .78     4.94         12
 2000             40,058      .79     4.94       .73     5.00       .71     5.02         26
 1999             46,033      .82     4.82       .47     5.17       .47     5.17         10
 1998             44,817      .81     5.12       .40     5.53       .40     5.53         16
 1997(d)          42,651      .81*    5.63*      .35*    6.09*      .35*    6.09*        --
 1997(e)          42,905      .89     5.10       .75     5.24       .75     5.24         10
-----------------------------------------------------------------------------------------------

* Annualized.
** Information included prior to the one month ended February 28, 1997, re-
   flects the financial highlights of Nuveen New Jersey Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the one month ended February 28.
(e) For the fiscal year ended January 31.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
56

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                             Investment Operations      Less Distributions
                            -------------------------  -----------------------
NEW YORK
                                           Net            From
                                     Realized/          and in
                                    Unrealized          Excess
                  Beginning     Net    Invest-          of Net                  Ending              Ending
                        Net Invest-       ment         Invest-                     Net                 Net
Year Ended            Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,       Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
----------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 2001                $10.17    $.57      $ .52  $1.09    $(.60)   $  --  $(.60) $10.66     10.97% $102,144
 2000                 11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)   81,857
 1999                 10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69    80,549
 1998                 10.53     .57        .44   1.01     (.57)      --   (.57)  10.97      9.84    78,038
 1997                 10.61     .59       (.07)   .52     (.56)    (.04)  (.60)  10.53      5.07    71,676
CLASS B (2/97)
 2001                 10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24    25,992
 2000                 11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)   19,803
 1999                 10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88    12,121
 1998                 10.53     .49        .45    .94     (.49)      --   (.49)  10.98      9.10     4,311
 1997(d)              10.48     .05        .04    .09     (.04)      --   (.04)  10.53       .87       124
CLASS C (9/94)**
 2001                 10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47    17,757
 2000                 11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)   10,374
 1999                 11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00     8,858
 1998                 10.56     .51        .45    .96     (.51)      --   (.51)  11.01      9.31     6,233
 1997                 10.64     .55       (.11)   .44     (.48)    (.04)  (.52)  10.56      4.31     3,965
CLASS R (12/86)**
 2001                 10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19   144,950
 2000                 11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)  138,303
 1999                 11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88   157,209
 1998                 10.55     .59        .45   1.04     (.59)      --   (.59)  11.00     10.11   160,142
 1997                 10.64     .59       (.05)   .54     (.59)    (.04)  (.63)  10.55      5.26   152,598
----------------------------------------------------------------------------------------------------------
Class (Inception Date)
                               Ratios/Supplemental Data
                  -------------------------------------------------------------------
                   Before Credit/         After          After Credit/
                   Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK          ------------------ ------------------ ------------------
                              Ratio              Ratio              Ratio
                             of Net             of Net             of Net
                            Invest-            Invest-            Invest-
                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                  Expenses   Income  Expenses   Income  Expenses   Income
                        to       to        to       to        to       to
                   Average  Average   Average  Average   Average  Average  Portfolio
Year Ended             Net      Net       Net      Net       Net      Net   Turnover
February 28/29,     Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 2001                  .91%    5.26%      .70%    5.47%      .69%    5.48%        28%
 2000                  .89     5.21       .61     5.49       .60     5.50         19
 1999                  .94     4.88       .79     5.03       .79     5.03         28
 1998                  .90     5.14       .77     5.27       .77     5.27         30
 1997                  .95     5.39       .89     5.45       .89     5.45         37
CLASS B (2/97)
 2001                 1.66     4.51      1.45     4.72      1.44     4.73         28
 2000                 1.64     4.50      1.33     4.81      1.32     4.82         19
 1999                 1.68     4.16      1.57     4.27      1.57     4.27         28
 1998                 1.67     4.32      1.50     4.49      1.50     4.49         30
 1997(d)              1.65*    5.86*     1.44*    6.07*     1.44*    6.07*        37
CLASS C (9/94)**
 2001                 1.46     4.72      1.26     4.92      1.25     4.92         28
 2000                 1.44     4.67      1.16     4.96      1.15     4.96         19
 1999                 1.49     4.34      1.35     4.47      1.35     4.47         28
 1998                 1.46     4.57      1.32     4.71      1.32     4.71         30
 1997                 1.64     4.73      1.57     4.80      1.57     4.80         37
CLASS R (12/86)**
 2001                  .71     5.46       .49     5.67       .49     5.68         28
 2000                  .69     5.40       .42     5.67       .41     5.68         19
 1999                  .74     5.08       .59     5.23       .59     5.23         28
 1998                  .70     5.34       .57     5.47       .57     5.47         30
 1997                  .71     5.55       .69     5.57       .69     5.57         37
----------------------------------------------------------------------------------------------------------

* Annualized.
** Information included prior to the fiscal year ended February 28, 1997, re-
   flects the financial highlights of Nuveen New York Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
57

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                           -------------------------  -----------------------
NEW YORK INSURED
                                          Net
                                    Realized/
                                   Unrealized
                 Beginning     Net    Invest-             Net                  Ending
                       Net Invest-       ment         Invest-                     Net
Year Ended           Asset    ment       Gain            ment  Capital          Asset     Total
February 28/29,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
------------------------------------------------------------------------------------------------
Class A (9/94)
 2001               $ 9.95    $.51      $ .55  $1.06    $(.51)    $ --  $(.51) $10.50     10.97%
 2000                10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)
 1999                10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91
 1998                10.50     .53        .26    .79     (.53)      --   (.53)  10.76      7.76
 1997                10.61     .55       (.14)   .41     (.52)      --   (.52)  10.50      4.02
Class B (2/97)
 2001                 9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12
 2000                10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)
 1999                10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19
 1998                10.50     .45        .26    .71     (.45)      --   (.45)  10.76      6.96
 1997(d)             10.53     .03       (.02)   .01     (.04)      --   (.04)  10.50       .07
Class C (9/94)
 2001                 9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33
 2000                10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)
 1999                10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53
 1998                10.48     .47        .26    .73     (.47)      --   (.47)  10.74      7.16
 1997                10.61     .47       (.16)   .31     (.44)      --   (.44)  10.48      3.06
Class R (12/86)
 2001                 9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16
 2000                10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)
 1999                10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18
 1998                10.49     .55        .27    .82     (.55)      --   (.55)  10.76      8.04
 1997                10.61     .55       (.13)   .42     (.54)      --   (.54)  10.49      4.15
------------------------------------------------------------------------------------------------
Class (Inception Date)
                                       Ratios/Supplemental Data
                 ----------------------------------------------------------------------------
                           Before Credit/         After          After Credit/
                           Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK INSURED          ------------------ ------------------ ------------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                   Ending       to       to        to       to        to       to
                      Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Assets      Net      Net       Net      Net       Net      Net   Turnover
February 28/29,     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------
Class A (9/94)
 2001            $ 56,936      .91%    4.98%      .91%    4.98%      .90%    4.99%        15%
 2000              54,364      .90     5.02       .90     5.02       .90     5.02         16
 1999              52,448      .92     4.78       .92     4.78       .92     4.78         16
 1998              44,721      .88     4.98       .88     4.98       .88     4.98         17
 1997              35,957      .92     5.04       .92     5.04       .92     5.04         29
Class B (2/97)
 2001              16,965     1.66     4.23      1.66     4.23      1.65     4.24         15
 2000              15,893     1.65     4.28      1.65     4.28      1.65     4.28         16
 1999              13,374     1.67     4.04      1.67     4.04      1.67     4.04         16
 1998               5,982     1.65     4.24      1.65     4.24      1.65     4.24         17
 1997(d)            1,279     1.64*    5.17*     1.64*    5.17*     1.64*    5.17*        29
Class C (9/94)
 2001               5,131     1.46     4.43      1.46     4.43      1.45     4.44         15
 2000               4,627     1.45     4.48      1.45     4.48      1.45     4.48         16
 1999               4,103     1.47     4.25      1.47     4.25      1.47     4.25         16
 1998               2,310     1.43     4.43      1.43     4.43      1.43     4.43         17
 1997               2,015     1.67     4.28      1.67     4.28      1.67     4.28         29
Class R (12/86)
 2001             259,651      .71     5.18       .71     5.18       .70     5.19         15
 2000             260,469      .70     5.21       .70     5.21       .70     5.21         16
 1999             301,805      .72     4.97       .72     4.97       .72     4.98         16
 1998             313,647      .68     5.18       .68     5.18       .68     5.18         17
 1997             319,208      .68     5.28       .68     5.28       .68     5.28         29
------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
58

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Con-necticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Mu-nicipal Bond Funds (each a series of the Nuveen Multistate Trust II) (a Massa-chusetts business trust), including the portfolios of investments, as of Feb-ruary 28, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of February 28, 2001 by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confir-mation from brokers, and when replies were not received, we carried out alter-native auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Con-necticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Mu-nicipal Bond Funds as of February 28, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 2001

-------------------------------------------------------------------------------
59

                                     Notes




____
60

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787






NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


  _____
  61

Serving
Investors
For Generations

                                    ____________________________________________

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
JOHN NUVEEN, SR.

A 100-Year Tradition of Quality Investments


Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Accompanying the Statement of Additional Information are the Funds' most recent Annual Reports:


    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

Item 23: Exhibits.


 a.1 Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Regis-trant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
 a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated October 11, 1996. Filed as Ex-hibit 1(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
 a.3      Certificate for the Establishment and Designation of Classes dated
          July 10, 1996. Filed as Exhibit 1(c) to Registrant's Registration
          Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
 a.4 Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Regis-tration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
 a.5      Certificate of Amendment to Declaration of Trust dated June 28, 2000.
 a.6 Amended Establishment and Designation of Series of Shares of Benefi-cial Interest dated June 28, 2000.
 b. By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registra-tion Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
 b.1 Amendment to By-Laws. Filed as Exhibit b.1 to Post-Effective Amend-ment No. 5 to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
 c. Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
 d. Investment Management Agreement between Registrant and Nuveen Advi-sory Corp. Filed as Exhibit 5 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by refer-ence thereto.
 d.1      Amendment and Renewal of Investment Management Agreement dated June
          1, 2000.
 d.2      Renewal of Investment Management Agreement dated June 5, 2001.
 e. Distribution Agreement between Registrant and John Nuveen & Co. In-corporated. Filed as Exhibit 6 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by refer-ence thereto.
 e.1      Renewal of Distribution Agreement dated July 31, 2000.
 f.       Not applicable.
 g.       Custodian Agreement between Registrant and Chase Manhattan Bank.
          Filed as Exhibit 8 to Post-Effective Amendment No.1 to Registrant's
          Registration Statement on Form N-1A (file No.333-14729) and incorpo-rated herein by reference thereto.
 h.       Transfer Agency Agreement between Registrant and Chase Global Funds
          Services Company. Filed as Exhibit h to Post-Effective Amendment No.
          5 to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
 i.       Opinion of Morgan, Lewis & Bockius LLP.
 j.       Consent of Arthur Andersen LLP, Independent Public Accountants.
 k.       Not applicable.
 l.       Not applicable.
 m. Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of each Fund.
          Filed as Exhibit m to Post-Effective Amendment No. 5 to Registrant's
          Registration Statement on Form N-1A (File No. 333-14729) and incorpo-rated herein by reference thereto.

     o. Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
 99(a). Original Powers of Attorney for all of Registrant's Trustees autho-rizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute the Registration Statement. Filed as Exhibit 99(a) to Post-
          Effective Amendment No. 6 to Registrant's Registration Statement on
          Form N-1A (File No. 333-14729) and incorporated by reference thereto.
 99(b). Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney.
 99(c).   Code of Ethics and Reporting Requirements. Filed as Exhibit 99(c) to
          Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated by reference thereto.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $55,500,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc. and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend

Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.


For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

John P. Amboian is President, formerly Executive Vice-President and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President, formerly Executive Vice-President and Chief Financial Officer of Nuveen Investments, The John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc. (since September
1999).


Item 27: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Money Market Trust, Nuveen Taxable Funds Inc., Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Floating Rate Fund and Nuveen Senior Income Fund.

(b)



Name and Principal        Positions and Offices          Positions and Offices
Business Address          with Underwriter               with Registrant
-------------------------------------------------------------------------------
Timothy R. Schwertfeger   Chairman of the Board,         Chairman of the Board,
333 West Wacker Drive     Chief Executive Officer        President and Trustee
Chicago, Illinois 60606   and Director

John P. Amboian           President                      None
333 West Wacker Drive
Chicago, IL 60606

William Adams IV          Executive Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606

Alan G. Berkshire         Senior Vice President          Vice President and
333 West Wacker Drive     and Secretary                  Assistant Secretary
Chicago, IL 60606

Robert K. Burke           Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Peter H. D'Arrigo         Vice President and Treasurer   None
333 West Wacker Drive
Chicago, IL 60606

Stephen D. Foy            Vice President                 Vice President and
333 West Wacker Drive                                    Controller
Chicago, Illinois 60606

Benjamin T. Fulton        Vice President                 None
333 West Wacker Drive
Chicago, Illinois 60606

Anna R. Kucinskis         Vice President                 Vice President
333 West Wacker Drive
Chicago, Illinois 60606

Robert B. Kuppenheimer    Vice President                 None
333 West Wacker Drive
Chicago, Illinois 60606

Larry W. Martin           Vice President and             Vice President and
333 West Wacker Drive     Assistant Secretary            Assistant Secretary
Chicago, Illinois 60606

Thomas C. Muntz           Vice President                 None
333 West Wacker Drive
Chicago, Illinois 60606

Paul C. Williams          Vice President                 None
333 West Wacker Drive
Chicago, Illinois 60606

Allen J. Williamson       Group President                None
333 West Wacker Drive
Chicago, Illinois 60606

                                                               Positions and
Name and Principal           Positions and Offices             Offices
Business Address             with Underwriter                  with Registrant
---------------------------------------------------------------------------------
Margaret E. Wilson           Senior Vice President and         None
333 West Wacker Drive        Corporate Controller
Chicago, Illinois 60606

Gifford R. Zimmerman         Vice President and                Vice President and
333 West Wacker Drive        Assistant Secretary               Secretary
Chicago, Illinois 60606


(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, P.O. Box 660086, Dallas, Texas 75266-0086 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.


Chase Global Funds Services Company, P.O. Box 660086, Dallas, Texas 75266-0086, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.


Item 29: Management Services
Not applicable.

Item 30: Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to Registration Statement No. 333-14729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of June, 2001.


                                      NUVEEN FLAGSHIP MULTISTATE TRUST II


                                          /s/ Gifford R. Zimmerman
                                      ------------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and               June 28, 2001
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)

        Robert P. Bremner        Trustee

        Lawrence H. Brown        Trustee

      Anne E. Impellizzeri       Trustee            /s/ Gifford R. Zimmerman
                                                 By_____________________________
         Peter R. Sawers         Trustee                Gifford R. Zimmerman
                                                          Attorney-in-Fact
      William J. Schneider       Trustee
                                                         June 28, 2001
       Judith M. Stockdale       Trustee



An original power of attorney authorizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and previously filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Name                                                                    Exhibit
----                                                                    -------
Certificate of Amendment to Declaration of Trust dated June 28, 2000.     a.5

Amended Establishment and Designation of Series of Shares of Benefi-
cial Interest dated June 28, 2000.                                        a.6

Amendment and Renewal of Investment Management Agreement dated June 1,
2000.                                                                     d.1

Renewal of Investment Management Agreement dated June 5, 2001.            d.2

Renewal of Distribution Agreement dated July 31, 2000.                    e.1

Opinion of Morgan, Lewis & Bockius LLP.                                    i

Consent of Arthur Andersen LLP, Independent Public Accountants.            j

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Reg-
istration Statement pursuant to power of attorney.                      99(b).
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